AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 24, 2017

Registration Nos. 2-92633

811-04087

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 183	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 184	☒

MANNING & NAPIER FUND, INC.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive

Fairport, NY 14450

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(585) 325-6880

Michele T. Mosca

c/o Manning & Napier Fund, Inc.

290 Woodcliff Drive

Fairport, NY 14450

(Name and Address of Agent for Service)

Copies to:

Timothy W. Levin, Esquire

Morgan, Lewis & Bockius, LLP

1701 Market St.

Philadelphia, PA 19103

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Investment Company Shares

Manning & Napier Fund, Inc.
Prospectus | March 1, 2017

Target Series	Ticker
Target Income Series
Class I	MTDIX
Class K	MTDKX
Class R	MTDRX
Target 2015 Series
Class I	MTJIX
Class K	MTJKX
Class R	MTJRX
Target 2020 Series
Class I	MTNIX
Class K	MTNKX
Class R	MTNRX
Target 2025 Series
Class I	MTOAX
Class K	MTOKX
Class R	MTORX
Target 2030 Series
Class I	MTPIX
Class K	MTPKX
Class R	MTPRX

Target Series	Ticker
Target 2035 Series
Class I	MTQIX
Class K	MTQKX
Class R	MTQRX
Target 2040 Series
Class I	MTTIX
Class K	MTTKX
Class R	MTTRX
Target 2045 Series
Class I	MTUIX
Class K	MTUKX
Class R	MTURX
Target 2050 Series
Class I	MTYIX
Class K	MTYKX
Class R	MTYRX
Target 2055 Series
Class I	MTZIX
Class K	MTZKX
Class R	MTZRX
Target 2060 Series
Class I	MTKIX
Class K	MTKKX
Class R	MTKRX

www.manning-napier.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Target Income Series
Summary Section
Investment Goal
To provide current income and, as a secondary objective, capital appreciation consistent with its asset allocation strategy.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses (AFFE)	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses[1]	0.84%	1.09%	1.34%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.72%	0.97%	1.22%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$74	$99	$124
3 Years	$230	$309	$387
5 Years	$415	$551	$684
10 Years	$989	$1,282	$1,567
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 6% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in the Manning & Napier Pro-Blend® Conservative Term Series. The Pro-Blend® Conservative Term Series invests primarily in fixed income securities, including U.S. Treasury securities, pass-through securities, and corporate bonds. The Pro-Blend® Conservative Term Series typically focuses on investment grade fixed income securities with short- to intermediate-term maturities of 3 to 5 years but may also invest in longer term securities (such as bonds with maturities of 10 years or more) and to a limited extent in lower-rated bonds (junk bonds).
The Pro-Blend® Conservative Term Series’ stock holdings may include dividend-paying common stocks as well as other U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. With respect to the portion of the Pro-Blend® Conservative Term Series that is invested in dividend-paying common stocks, the Advisor uses a systematic process to construct a portfolio consisting primarily of companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during sustained market downturns. The Pro-Blend® Conservative Term Series may also invest in securities of issuers in the real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs). There are no prescribed limits on the sector allocations of the Pro-Blend® Conservative Term Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
The Pro-Blend® Conservative Term Series may also invest in derivative instruments. It may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
The Series is currently 100% invested in the Pro-Blend® Conservative Term Series. As of December 31, 2016, the Pro-Blend® Conservative Term Series was invested in 32.53% equity, 65.77% fixed income, and 1.70% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Series’ investment in the Manning & Napier Pro-Blend® Conservative Term Series is expected to remain fixed over time. However, the Advisor may invest a limited portion of the Series’ assets in the Manning & Napier Pro-Blend® Moderate Term Series if circumstances warrant a change. These circumstances may include factors affecting the overall economy or financial markets or factors that specifically relate to the Pro-Blend® Conservative Term Series, its assets, or its asset allocation strategies.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management and asset allocation.
Principal Risks of Investing in the Series
The Series is intended for investors currently in retirement or with other conservative investment objectives whose primary investment objective is current income, and who are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Target Income Series is expected to be the least volatile of all the Target Series.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying fund and the allocation of the underlying fund's assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investment in the Pro-Blend® Conservative Term Series, the Series will be subject to the risks associated with that Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Because a portion of the underlying fund’s portfolio is selected using a systematic process, the Series is subject to the additional risk that the Advisor’s judgments regarding the investment criteria underlying the systematic process may prove to be incorrect.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.
Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Real estate securities risk — An underlying fund’s holdings in securities of issuers in the real estate industry, including its investments in REITs and REOCs, may subject it to additional risks, even though the underlying fund does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes. Any geographic concentration of an underlying fund’s real estate related investments could result in the underlying fund being subject to the above risks to a greater degree.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the

Series for different periods compare to those of a broad-based securities index, the S&P Target Date Retirement Income Index, and an Income Composite Benchmark. At December 31, 2016, the components of the Income Composite Benchmark were as follows: Russell 3000® Index (22%), MSCI ACWI ex USA Index (8%), and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (70%). The Income Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 9/30/2009): 6.04%
Lowest (quarter ended 9/30/2015): (3.87)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception
Class K Shares
Return Before Taxes	4.18%	4.16%	4.36%
Return After Taxes on Distributions	3.64%	2.52%	2.95%
Return After Taxes on Distributions and Sale of Series Shares	2.53%	3.00%	3.19%
Class I Shares — Return Before Taxes	4.31%	4.41%	4.60%
Class R Shares — Return Before Taxes	3.91%	3.87%	4.08%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date Retirement Income Index	5.27%	4.92%	4.29%
Income Composite Benchmark	4.63%	4.92%	4.87%
Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the Income Composite Benchmark are calculated from March 31, 2008. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2008.

Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2008.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2015 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	1.56%	1.56%	1.56%
Acquired Fund Fees and Expenses (AFFE)	0.80%	0.80%	0.80%
Total Annual Fund Operating Expenses[1]	2.36%	2.61%	2.86%
Less Fee Waiver and/or Expense Reimbursement[2]	(1.51)%	(1.51)%	(1.51)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.85%	1.10%	1.35%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2023 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2023). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$87	$112	$137
3 Years	$271	$350	$428
5 Years	$471	$606	$739
10 Years	$1,667	$1,944	$2,213
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 49% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	40%
Manning & Napier Pro-Blend® Moderate Term Series	60%
Manning & Napier Pro-Blend® Extended Term Series	0%
Manning & Napier Pro-Blend® Maximum Term Series	0%
As of December 31, 2016, the asset allocation of the Pro-Blend® Conservative Term Series was 32.53% equity, 65.77% fixed income, and 1.70% cash investments, and that of the Pro-Blend® Moderate Term Series was 43.38% equity, 54.93% fixed income and 1.69% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Conservative Term Series invests primarily in investment grade short- to intermediate-term fixed income securities, but it may also invest in lower-rated bonds and in longer-term securities (such as bonds with maturities of 10 years or more). The Pro-Blend® Conservative Term Series may invest in U.S. Treasury securities, mortgage-backed securities, and corporate bonds. The Pro-Blend® Moderate Term Series invests primarily in common stocks and investment grade intermediate- to long-term fixed income securities. The Pro-Blend® Moderate Term Series may also invest in lower-rated bonds and in securities of any maturity. Both Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts.
A portion of the Pro-Blend® Conservative Term Series is invested in dividend-paying common stocks. For this portion of the Series, the Advisor uses a systematic process to construct a portfolio consisting primarily of companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during sustained market downturns.
There are no prescribed limits on the sector allocations of the Pro-Blend® Conservative Term Series’ and the Pro-Blend® Moderate Term Series’ investments and, from time to time, each Series may focus its investments in one or more sectors. The Pro-Blend® Conservative Term Series and the Pro-Blend® Moderate Term Series may also invest in derivative instruments. They may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.

The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series, but less volatile than the other Target Date Series.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investments in the Pro-Blend® Conservative Term Series and Pro-Blend® Moderate Term Series, the Series will be subject to the risks associated with those Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Because a portion of the Pro-Blend® Conservative Term Series is selected using a systematic process, the Series is subject to the additional risk that the Advisor's judgments regarding the investment criteria underlying the systematic process may prove to be incorrect.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.
Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Real estate securities risk — An underlying fund’s holdings in securities of issuers in the real estate industry, including its investments in REITs and REOCs, may subject it to additional risks, even though the underlying fund does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes. Any geographic concentration of an underlying fund’s real estate related investments could result in the underlying fund being subject to the above risks to a greater degree.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2015 Index, and a 2015 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2015 Series’ asset classes based on the midpoints of their respective weightings in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2015 Composite Benchmark were as follows: Russell 3000® Index (28%), MSCI ACWI ex USA Index (10%), Bloomberg Barclays U.S. Aggregate Bond Index (50%) and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (12%). The 2015 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.

Calendar Year Ended December 31
Quarterly Returns
Highest (quarter ended 3/31/2013): 4.86%
Lowest (quarter ended 9/30/2015): (5.53)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Since Inception
Class K Shares
Return Before Taxes	3.28%	5.05%
Return After Taxes on Distributions	2.85%	3.68%
Return After Taxes on Distributions and Sale of Series Shares	2.02%	3.62%
Class I Shares — Return Before Taxes	3.53%	5.33%
Class R Shares — Return Before Taxes	3.07%	4.85%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2015 Index	6.82%	7.26%
2015 Composite Benchmark	5.69%	6.05%
Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the 2015 Composite Benchmark are calculated from June 30, 2012. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2012.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2012.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2020 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses[1]	0.93%	1.18%	1.43%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.87%	1.12%	1.37%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$89	$114	$139
3 Years	$278	$356	$434
5 Years	$489	$624	$757
10 Years	$1,119	$1,409	$1,691
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 16% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments.The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	85%
Manning & Napier Pro-Blend® Extended Term Series	15%
Manning & Napier Pro-Blend® Maximum Term Series	0%
As of December 31, 2016, the asset allocation of the Pro-Blend® Moderate Term Series was 43.38% equity, 54.93% fixed income, and 1.69% cash investments, and that of the Pro-Blend® Extended Term Series was 58.06% equity, 40.62% fixed income, and 1.32% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Moderate Term Series invests primarily in common stocks and investment grade intermediate- to long-term fixed income securities. The Pro-Blend® Extended Term Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, investment grade fixed income securities. Both Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. Both Series may also invest in lower-rated bonds and in securities of any maturity. There are no prescribed limits on the sector allocations of the Pro-Blend® Moderate Term Series’ and the Pro-Blend® Extended Term Series’ investments and, from time to time, each Series may focus its investments in one or more sectors. The Pro-Blend® Moderate Term Series and the Pro-Blend® Extended Term Series may also invest in derivative instruments. They may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investments in the Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series, the Series will be subject to the risks associated with those Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.

Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2020 Index, and a 2020 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2020 Series’ asset classes based on the midpoints of their respective weightings in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2020 Composite Benchmark were as follows: Russell 3000® Index (33%), MSCI ACWI ex USA Index (11%) and Bloomberg Barclays U.S. Aggregate Bond Index (56%). The 2020 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 13.64%
Lowest (quarter ended 9/30/2011): (10.53)%

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception
Class K Shares
Return Before Taxes	3.31%	5.72%	4.38%
Return After Taxes on Distributions	2.89%	3.93%	2.97%
Return After Taxes on Distributions and Sale of Series Shares	2.05%	4.31%	3.37%
Class I Shares — Return Before Taxes	3.55%	5.96%	4.63%
Class R Shares — Return Before Taxes	3.04%	5.44%	4.10%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2020 Index	7.49%	7.93%	5.56%
2020 Composite Benchmark	6.30%	6.94%	5.35%
Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the 2020 Composite Benchmark are calculated from March 31, 2008. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2008.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2008.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2025 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.38%	0.38%	0.38%
Acquired Fund Fees and Expenses (AFFE)	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses[1]	1.20%	1.45%	1.70%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.33)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.87%	1.12%	1.37%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2023 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2023). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$89	$114	$139
3 Years	$278	$356	$434
5 Years	$482	$617	$750
10 Years	$1,210	$1,497	$1,777
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 51% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	40%
Manning & Napier Pro-Blend® Extended Term Series	60%
Manning & Napier Pro-Blend® Maximum Term Series	0%
As of December 31, 2016, the asset allocation of the Pro-Blend® Moderate Term Series was 43.38% equity, 54.93% fixed income, and 1.69% cash investments, and that of the Pro-Blend® Extended Term Series was 58.06% equity, 40.62% fixed income, and 1.32% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Moderate Term Series invests primarily in common stocks and investment grade intermediate- to long-term fixed income securities. The Pro-Blend® Extended Term Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, investment grade fixed income securities. Both Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. Both Series may also invest in lower-rated bonds and in securities of any maturity. There are no prescribed limits on the sector allocations of the Pro-Blend® Moderate Term Series’ and the Pro-Blend® Extended Term Series’ investments and, from time to time, each Series may focus its investments in one or more sectors. The Pro-Blend® Moderate Term Series and the Pro-Blend® Extended Term Series may also invest in derivative instruments. They may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investments in the Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series, the Series will be subject to the risks associated with those Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.

Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2025 Index, and a 2025 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2025 Series’ asset classes based on the midpoints of their respective weightings in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2025 Composite Benchmark were as follows: Russell 3000® Index (37%), MSCI ACWI ex USA Index (12%), and Bloomberg Barclays U.S. Aggregate Bond Index (51%). The 2025 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Year Ended December 31
Quarterly Returns
Highest (quarter ended 3/31/2013): 6.77%
Lowest (quarter ended 9/30/2015): (7.24)%

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Since Inception
Class K Shares
Return Before Taxes	3.38%	6.76%
Return After Taxes on Distributions	2.96%	5.25%
Return After Taxes on Distributions and Sale of Series Shares	2.13%	5.00%
Class I Shares — Return Before Taxes	3.64%	6.92%
Class R Shares — Return Before Taxes	3.10%	6.57%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2025 Index	8.09%	9.01%
2025 Composite Benchmark	6.72%	7.25%
Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the 2025 Composite Benchmark are calculated from June 30, 2012. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2012.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2012.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2030 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses[1]	0.93%	1.18%	1.43%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.87%	1.12%	1.37%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$89	$114	$139
3 Years	$278	$356	$434
5 Years	$489	$624	$757
10 Years	$1,119	$1,409	$1,691
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 22% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	0%
Manning & Napier Pro-Blend® Extended Term Series	85%
Manning & Napier Pro-Blend® Maximum Term Series	15%
As of December 31, 2016, the asset allocation of the Pro-Blend® Extended Term Series was 58.06% equity, 40.62% fixed income, and 1.32% cash investments, and that of the Pro-Blend® Maximum Term Series was 90.86% equity, 8.42% fixed income, and 0.72% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Extended Term Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, investment grade fixed income securities. The Pro-Blend® Extended Term Series may also invest in lower rated bonds and in securities of any maturity. The Pro-Blend®
Maximum Term Series invests primarily in common stocks, but may invest to a lesser extent in investment grade fixed income investments of any maturity. Both Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. There are no prescribed limits on the sector allocations of the Pro-Blend® Extended Term Series’ and the Pro-Blend® Maximum Term Series’ investments and, from time to time, each Series may focus its investments in one or more sectors. The Pro-Blend® Extended Term Series and the Pro-Blend® Maximum Term Series may also invest in derivative instruments. They may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investments in the Pro-Blend® Extended Term Series and the Pro-Blend® Maximum Term Series, the Series will be subject to the risks associated with those Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.

Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2030 Index, and a 2030 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2030 Series’ asset classes based on the midpoints of their respective weightings in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2030 Composite Benchmark were as follows: Russell 3000® Index (43%); MSCI ACWI ex USA Index (15%); and Bloomberg Barclays U.S. Aggregate Bond Index (42%). The 2030 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 16.20%
Lowest (quarter ended 9/30/2011): (12.67)%

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception
Class K Shares
Return Before Taxes	3.78%	7.29%	4.92%
Return After Taxes on Distributions	3.39%	5.04%	3.27%
Return After Taxes on Distributions and Sale of Series Shares	2.38%	5.49%	3.72%
Class I Shares — Return Before Taxes	4.12%	7.55%	5.21%
Class R Shares — Return Before Taxes	3.49%	6.99%	4.66%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2030 Index	8.62%	9.32%	5.93%
2030 Composite Benchmark	7.39%	8.52%	5.66%
Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the 2030 Composite Benchmark are calculated from March 31, 2008. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2008.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2008.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2035 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses (AFFE)	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses[1]	1.31%	1.56%	1.81%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.43)%	(0.43)%	(0.43)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.88%	1.13%	1.38%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2023 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2023). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$90	$115	$140
3 Years	$281	$359	$437
5 Years	$488	$622	$755
10 Years	$1,263	$1,549	$1,827
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 22% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	0%
Manning & Napier Pro-Blend® Extended Term Series	60%
Manning & Napier Pro-Blend® Maximum Term Series	40%
As of December 31, 2016, the asset allocation of the Pro-Blend® Extended Term Series was 58.06% equity, 40.62% fixed income, and 1.32% cash investments, and that of the Pro-Blend® Maximum Term Series was 90.86% equity, 8.42% fixed income, and 0.72% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Extended Term Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, investment grade fixed income securities. The Pro-Blend® Extended Term Series may also invest in lower rated bonds and in securities of any maturity. The Pro-Blend®
Maximum Term Series invests primarily in common stocks, but may invest to a lesser extent in investment grade fixed income investments of any maturity. Both Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. There are no prescribed limits on the sector allocations of the Pro-Blend® Extended Term Series’ and the Pro-Blend® Maximum Term Series’ investments and, from time to time, each Series may focus its investments in one or more sectors. The Pro-Blend® Extended Term Series and the Pro-Blend® Maximum Term Series may also invest in derivative instruments. They may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investments in the Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, the Series will be subject to the risks associated with those Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.

Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2035 Index, and a 2035 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2035 Series’ asset classes based on the midpoints of their respective weighting in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2035 Composite Benchmark were as follows: Russell 3000® Index (51%), MSCI ACWI ex USA Index (17%), and Bloomberg Barclays U.S. Aggregate Bond Index (32%). The 2035 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Year Ended December 31
Quarterly Returns
Highest (quarter ended 3/31/2013): 8.12%
Lowest (quarter ended 9/30/2015): (8.58)%

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Since Inception
Class K Shares
Return Before Taxes	3.92%	8.27%
Return After Taxes on Distributions	3.44%	6.44%
Return After Taxes on Distributions and Sale of Series Shares	2.59%	6.11%
Class I Shares — Return Before Taxes	4.25%	8.54%
Class R Shares — Return Before Taxes	3.63%	8.06%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2035 Index	9.12%	10.38%
2035 Composite Benchmark	8.22%	9.13%
Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the 2035 Composite Benchmark are calculated from June 30, 2012. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2012.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2012.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2040 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses (AFFE)	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses[1]	0.98%	1.23%	1.48%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.88%	1.13%	1.38%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$90	$115	$140
3 Years	$281	$359	$437
5 Years	$500	$634	$767
10 Years	$1,162	$1,450	$1,731
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 26% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments.The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	0%
Manning & Napier Pro-Blend® Extended Term Series	35%
Manning & Napier Pro-Blend® Maximum Term Series	65%
As of December 31, 2016, the asset allocation of the Pro-Blend® Extended Term Series was 58.06% equity, 40.62% fixed income, and 1.32% cash investments, and that of the Pro-Blend® Maximum Term Series was 90.86% equity, 8.42% fixed income, and 0.72% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Extended Term Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, investment grade fixed income securities. The Pro-Blend® Extended Term Series may also invest in lower rated bonds and in securities of any maturity. The Pro-Blend®
Maximum Term Series invests primarily in common stocks, but may invest to a lesser extent in investment grade fixed income securities of any maturity. Both Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. There are no prescribed limits on the sector allocations of the Pro-Blend® Extended Term Series’ and the Pro-Blend® Maximum Term Series’ investments and, from time to time, each Series may focus its investments in one or more sectors. The Pro-Blend® Extended Term Series and the Pro-Blend® Maximum Term Series may also invest in derivative instruments. They may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investments in the Pro-Blend® Extended Term Series and the Pro-Blend® Maximum Term Series, the Series will be subject to the risks associated with those Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.

Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2040 Index, and a 2040 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2040 Series’ asset classes based on the midpoints of their respective weightings in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the Target 2040 Composite Benchmark were as follows: Russell 3000® Index (56%); MSCI ACWI ex USA Index (19%); and Bloomberg Barclays U.S. Aggregate Bond Index (25%). The 2040 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 18.67%
Lowest (quarter ended (9/30/2011): (16.98)%

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception
Class K Shares
Return Before Taxes	4.17%	8.45%	5.15%
Return After Taxes on Distributions	3.90%	5.88%	3.52%
Return After Taxes on Distributions and Sale of Series Shares	2.58%	6.38%	3.94%
Class I Shares — Return Before Taxes	4.51%	8.72%	5.44%
Class R Shares — Return Before Taxes	3.81%	8.16%	4.90%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2040 Index	9.50%	10.27%	6.15%
2040 Composite Benchmark	8.75%	10.19%	6.18%
Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the 2040 Composite Benchmark are calculated from March 31, 2008. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2008.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2008.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2045 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.94%	0.94%	0.94%
Acquired Fund Fees and Expenses (AFFE)	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses[1]	1.77%	2.02%	2.27%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.89)%	(0.89)%	(0.89)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.88%	1.13%	1.38%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2023 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2023). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$90	$115	$140
3 Years	$281	$359	$437
5 Years	$488	$622	$755
10 Years	$1,451	$1,733	$2,007
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 26% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	0%
Manning & Napier Pro-Blend® Extended Term Series	10%
Manning & Napier Pro-Blend® Maximum Term Series	90%
As of December 31, 2016, the asset allocation of the Pro-Blend® Extended Term Series was 58.06% equity, 40.62% fixed income, and 1.32% cash investments, and that of the Pro-Blend® Maximum Term Series was 90.86% equity, 8.42% fixed income, and 0.72% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Extended Term Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, investment grade fixed income securities. The Pro-Blend® Extended Term Series may also invest in lower rated bonds and in securities of any maturity. The Pro-Blend®
Maximum Term Series invests primarily in common stocks, but may invest to a lesser extent in investment grade fixed income securities of any maturity. Both Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. There are no prescribed limits on the sector allocations of the Pro-Blend® Extended Term Series’ and the Pro-Blend® Maximum Term Series’ investments and, from time to time, each Series may focus its investments in one or more sectors. The Pro-Blend® Extended Term Series and the Pro-Blend® Maximum Term Series may also invest in derivative instruments. They may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.
Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investment in the Pro-Blend® Extended Term and Pro-Blend® Maximum Term Series, the Series will be subject to the risks associated with those Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. This risk is greater for junk bonds and other lower quality bonds, which are speculative in nature.

Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2045 Index, and a 2045 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2045 Series’ asset classes based on the midpoints of their respective weightings in the Series’ assets allocation glide range over time. At December 31, 2016, the components of the 2045 Composite Benchmark were as follows: Russell 3000® Index (61%), MSCI ACWI ex USA Index (20%), and Bloomberg Barclays U.S. Aggregate Bond Index (19%). The 2045 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Year Ended December 31
Quarterly Returns
Highest (quarter ended 3/31/2013): 8.59%
Lowest (quarter ended 9/30/2015): (9.96)%

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Since Inception
Class K Shares
Return Before Taxes	4.27%	9.31%
Return After Taxes on Distributions	3.71%	7.36%
Return After Taxes on Distributions and Sale of Series Shares	2.89%	6.90%
Class I Shares — Return Before Taxes	4.59%	9.56%
Class R Shares — Return Before Taxes	4.01%	9.02%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2045 Index	9.81%	11.18%
2045 Composite Benchmark	9.26%	10.13%
Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the 2045 Composite Benchmark are calculated from June 30, 2012. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2012.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2012.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2050 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses (AFFE)	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses[1]	1.25%	1.50%	1.75%
Less Fee Waiver and/or Expense Reimbursement[2]	(0.37)%	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.88%	1.13%	1.38%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2020 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$90	$115	$140
3 Years	$281	$359	$437
5 Years	$532	$666	$798
10 Years	$1,369	$1,652	$1,928
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 31% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	0%
Manning & Napier Pro-Blend® Extended Term Series	0%
Manning & Napier Pro-Blend® Maximum Term Series	100%
As of December 31, 2016, the asset allocation of the Pro-Blend® Maximum Term Series was 90.86% equity, 8.42% fixed income, and 0.72% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Maximum Term Series invests primarily in common stocks, but may invest to a lesser extent in investment grade fixed income securities of any maturity. The Pro-Blend®
Maximum Term Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. There are no prescribed limits on the sector allocations of the Pro-Blend® Maximum Term Series’ investments and, from time to time, it may focus its investments in one or more sectors. The Pro-Blend® Maximum Term Series may also invest in derivative instruments. It may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investment in the Pro-Blend® Maximum Term Series, the Series will be subject to the risks associated with that Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.
Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:

•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2050 Index, and a 2050 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2050 Series’ asset classes based on the midpoints of their respective weightings in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2050 Composite Benchmark were as follows: Russell 3000® Index (62%); MSCI ACWI ex USA Index (21%); and Bloomberg Barclays U.S. Aggregate Bond Index (17%). The 2050 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 19.73%
Lowest (quarter ended 9/30/2011): (16.92)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception
Class K Shares
Return Before Taxes	4.47%	8.84%	5.59%
Return After Taxes on Distributions	4.24%	6.28%	4.00%
Return After Taxes on Distributions and Sale of Series Shares	2.72%	6.64%	4.24%
Class I Shares — Return Before Taxes	4.80%	9.12%	5.87%
Class R Shares — Return Before Taxes	4.19%	8.57%	5.33%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2050 Index	10.01%	10.88%	6.27%
2050 Composite Benchmark	9.37%	10.59%	6.40%
Performance numbers for the Series and the S&P Target Date Index are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the 2050 Composite

Benchmark are calculated from March 31, 2008. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2008.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2008.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2055 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	2.49%	2.49%	2.49%
Acquired Fund Fees and Expenses (AFFE)	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses[1]	3.32%	3.57%	3.82%
Less Fee Waiver and/or Expense Reimbursement[2]	(2.44)%	(2.44)%	(2.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.88%	1.13%	1.38%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2023 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2023). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$90	$115	$140
3 Years	$281	$359	$437
5 Years	$488	$622	$755
10 Years	$2,067	$2,333	$2,593
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 30% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	0%
Manning & Napier Pro-Blend® Extended Term Series	0%
Manning & Napier Pro-Blend® Maximum Term Series	100%
As of December 31, 2016, the asset allocation of the Pro-Blend® Maximum Term Series was 90.86% equity, 8.42% fixed income, and 0.72% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Maximum Term Series invests primarily in common stocks, but may invest to a lesser extent in investment grade fixed income securities of any maturity. The Pro-Blend®
Maximum Term Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. There are no prescribed limits on the sector allocations of the Pro-Blend® Maximum Term Series’ investments and, from time to time, it may focus its investments in one or more sectors. The Pro-Blend® Maximum Term Series may also invest in derivative instruments. It may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and the Series with target dates closer to the present date, but less volatile than the Series with target dates further in the future.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investment in the Pro-Blend® Maximum Term Series, the Series will be subject to the risks associated with that Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.
Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:

•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2055 Index, and a 2055 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2055 Series’ asset classes based on the midpoints of their respective weighting in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2055 Composite Benchmark were as follows: Russell 3000® Index (62%), MSCI ACWI ex USA Index (21%), and Bloomberg Barclays U.S. Aggregate Bond Index (17%). The 2055 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Year Ended December 31
Quarterly Returns
Highest (quarter ended 3/31/2013): 9.08%
Lowest (quarter ended 9/30/2015): (10.08)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Since Inception
Class K Shares
Return Before Taxes	4.58%	9.46%
Return After Taxes on Distributions	4.07%	7.37%
Return After Taxes on Distributions and Sale of Series Shares	3.01%	6.89%
Class I Shares — Return Before Taxes	4.84%	9.84%
Class R Shares — Return Before Taxes	4.25%	9.08%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2055 Index	10.21%	11.34%
2055 Composite Benchmark	9.37%	10.15%
Performance numbers for the Series and the S&P Target Date Index are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the 2055 Composite Benchmark are calculated from June 30, 2012. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2012.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2012.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Target 2060 Series
Summary Section
Investment Goal
To provide long-term capital growth and to moderate volatility consistent with its current asset allocation.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I	CLASS K	CLASS R
Shareholder Fees (fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	None	None	None
Distribution and Service (12b-1) Fees	None	0.25%	0.50%
Other Expenses	9.42%	9.42%	9.42%
Acquired Fund Fees and Expenses (AFFE)	0.83%	0.83%	0.83%
Total Annual Fund Operating Expenses[1]	10.25%	10.50%	10.75%
Less Fee Waiver and/or Expense Reimbursement[2]	(9.37)%	(9.37)%	(9.37)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.88%	1.13%	1.38%
[1]	The total operating expenses in this fee table may differ from the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees or expenses incurred indirectly by the Series through its investments in the underlying fund(s).
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of distribution and service (12b-1) fees, do not exceed 0.05% of such Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2026 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expense incurred by the Series through its investments in the underlying fund(s).
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual expense limitation until February 28, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS I	CLASS K	CLASS R
1 Year	$90	$115	$140
3 Years	$281	$359	$437
5 Years	$488	$622	$755
10 Years	$1,084	$1,375	$1,657
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 14% of the average value of its portfolio.
Principal Investment Strategies
The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to a target asset allocation strategy. These underlying funds will pursue asset allocation strategies, and will invest in a combination of equity, fixed income and cash investments. The Series’ target date is the approximate year when the Series assumes investors will stop making new investments in the Series and start making gradual withdrawals. Accordingly, the Series’ investment approach is expected to become more conservative over time. Within five years after the target date, the Series’ asset allocation is expected to closely match that of the Target Income Series.

The Series’ current target allocation among the underlying funds is as follows:
Manning & Napier Pro-Blend® Conservative Term Series	0%
Manning & Napier Pro-Blend® Moderate Term Series	0%
Manning & Napier Pro-Blend® Extended Term Series	0%
Manning & Napier Pro-Blend® Maximum Term Series	100%
As of December 31, 2016, the asset allocation of the Pro-Blend® Maximum Term Series was 90.86% equity, 8.42% fixed income, and 0.72% cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Pro-Blend® Maximum Term Series invests primarily in common stocks, but may invest to a lesser extent in investment grade fixed income securities of any maturity. The Pro-Blend®
Maximum Term Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts. There are no prescribed limits on the sector allocations of the Pro-Blend® Maximum Term Series’ investments and, from time to time, it may focus its investments in one or more sectors. The Pro-Blend® Maximum Term Series may also invest in derivative instruments. It may write (sell) options on securities and may buy and sell various futures contracts, including contracts based on fixed income securities, interest rates and currencies.
In general, the portion of the Series invested in equity investments will decrease and the portion invested in fixed income and cash investments will increase as the Series approaches its target date in accordance with a predetermined “glide range”. The graph below represents this glide range and illustrates the range of equity exposure over time as well as the Series’ position along the glide range as of December 31, 2016. As illustrated below, the Series’ equity allocation range will continue to be reduced for five years beyond the Series’ target date.
At any given time, however, the Series’ actual asset allocation may be affected by a number of factors, such as the performance of the underlying funds and the size and frequency of purchase and redemption orders. Further, the Advisor may deviate from the target allocation among underlying funds if circumstances warrant a change.
The Series may invest to a limited extent directly in equity and fixed income securities and cash equivalents, including money market securities.
The Series is designed to provide investors with investment management, asset allocation and ongoing reallocation over time.
Principal Risks of Investing in the Series
The Series is designed for investors who (i) are currently saving for their retirement or other investment goal; (ii) need access to their assets close to the year indicated in the Series’ name; and (iii) are willing to accept the risks associated with the Series’ asset allocation strategy. In general, the Series is expected to be more volatile than the Target Income Series and each of the other Target Series.
The Series is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds' assets among the various asset classes and market segments will cause the Series to underperform other mutual funds with a similar investment objective.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Series will fluctuate, which means that you could lose money on your investment. You may experience losses in the Series, including losses near, at, or after the target date. Further, there is no guarantee that the Series will be able to provide adequate income at and through your retirement or other investment goal.
The Series may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Series’ direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security. Please see “Principal Risks of the Underlying Funds” for a description of these risks.
Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals may impact the Series’ liquidity and net asset value (NAV).
Through its investment in the Pro-Blend® Maximum Term Series, the Series will be subject to the risks associated with that Series’ investments, which include the following:
Investment risk — The Series may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses, but there can be no guarantee that they will produce the desired results.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.
Small- and mid-cap risk — Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.
Foreign investment risk — An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Fixed income risk — The prices of an underlying fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by an underlying fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, an underlying fund’s value may fluctuate and/or an underlying fund may experience increased redemptions from shareholders, which may impact an underlying fund’s liquidity or force the underlying fund to sell securities into a declining or illiquid market.
Interest rate risk — Interest rate risk is the risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.
Credit risk — Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
Prepayment and extension risk — Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Options and futures risk — An underlying fund is subject to the following risks due to its ability to invest in options and futures:

•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	An underlying fund may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the underlying fund’s investments in such contracts may not be as liquid as the underlying fund’s other investments.
Sector focus risk — Because an underlying fund’s investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, an underlying fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the underlying fund’s liquidity and net asset value (NAV).
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class K shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index, the S&P Target Date 2060+ Index, and a 2060 Composite Benchmark, which is a custom benchmark developed by the Advisor that seeks to represent the performance of each of the Target 2060 Series’ asset classes based on the midpoints of their respective weighting in the Series’ asset allocation glide range over time. At December 31, 2016, the components of the 2060 Composite Benchmark were as follows: Russell 3000® Index (62%), MSCI ACWI ex USA Index (21%), and Bloomberg Barclays U.S. Aggregate Bond Index (17%). The 2060 Composite Benchmark is provided because it better reflects the asset allocation of the Series over time as compared to the broad-based index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information for the Series is available at www.manning-napier.com.
Calendar Year Ended December 31
Quarterly Returns
Highest (quarter ended 9/30/2016): 4.78%
Lowest (quarter ended 12/31/2016): (4.00)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Since Inception
Class K Shares
Return Before Taxes	4.65%	4.42%
Return After Taxes on Distributions	4.30%	4.07%
Return After Taxes on Distributions and Sale of Series Shares	2.92%	3.37%
Class I Shares — Return Before Taxes	4.87%	4.65%
Class R Shares — Return Before Taxes	4.27%	4.07%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P Target Date 2060+ Index	10.35%	9.92%
2060 Composite Benchmark	9.37%	11.27%
Performance numbers for the Series and the S&P Target Date Index are calculated from September 21, 2015, the Series’ inception date. Performance numbers for the 2060 Composite Benchmark are calculated from September 30, 2015. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2015.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2015.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 56 in this prospectus.

Additional Series Summary Information
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class K and Class R shares of the Series is $2,000. The Class K and Class R shares investment minimums are waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment for the Class I shares of the Series is $1,000,000. The Class I shares investment minimum is waived for certain qualified retirement plans. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and their related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Target Series’
Principal Investment Strategies and Principal Risks
More Information About the Target Series’ Principal Investments
The Target Series are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor’s assets prior to, and continuing after, the investor’s retirement or other investment goal. The main component of the investment program of the Target Series is the ongoing reallocation of the investor’s assets among various asset classes, including equity, fixed income and cash investments. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
Each Target Series is managed based on the specific target date included in its name and assumes an investor will retire or reach their other investment goal at or near the target date and likely will stop making new investments in the Series and start making withdrawals gradually thereafter. As described below, the Advisor will continue to modify each Series’ target asset allocation for five years beyond the target date.
The Target Series’ Asset Allocation Strategies
Each Target Series has its own distinct target asset allocation range based on its investment goals and risk tolerances. The target asset allocation of the Target Income Series is expected to remain fixed over time; this Series is designed as the most conservative of the Series. The target asset allocations of the other Target Series are expected to vary over time, becoming generally more conservative as the target date approaches and for several years following the target date. The portfolios of the Target Series with later target dates are more heavily allocated to equity investments, and reflect a more aggressive approach. Target Series with earlier target dates are more heavily allocated to fixed income and cash investments, and reflect a more conservative approach. This reflects the need for reduced investment risk as your retirement or other investment goal approaches and the need for greater certainty of income after retiring or reaching your investment goal.
The Advisor’s asset allocation decisions for the Target Series are implemented through their investments in the underlying funds. The Advisor invests the underlying funds in a combination of equity, fixed income and cash investments using its active allocation strategies. Each underlying fund is managed according to its specific goals and investment strategies, which are summarized below. The Advisor’s equity selection process within the underlying funds uses top-down/macroeconomic and bottom-up/fundamental analysis and seeks to invest in stocks that are attractively valued and have attractive long-term growth potential. For fixed income securities in the underlying funds, the Advisor focuses on bond market sectors and securities that it believes offer yields sufficient to compensate the investor for the risks specific to the sector or security. The Advisor targets options for which it believes the premiums offer sufficient income to compensate the underlying funds for the risks associated with the option. Options are written only on stocks that the Advisor is planning to buy (in the case of puts) or sell (in the case of calls). The Advisor utilizes futures to more efficiently manage duration and gain exposure to certain markets. The factors considered in selecting fixed income futures are similar to the factors considered in selecting fixed income securities, as described above. The Advisor actively manages the allocations to the broad equity and fixed income asset classes, as well as various sub-asset classes in each underlying fund, based on market conditions and the economic environment.
The following graph represents the “glide range” of the Target Series and illustrates the range of equity exposure over time. The Target Series’ glide range is dynamic in nature. It provides flexibility to proactively adjust each Target Series’ asset mix within preset ranges assigned to the broad equity and fixed income asset classes as shown in the chart. Adjustments to the allocation among the broad asset classes and any sub-asset classes are made through adjustments in the underlying funds’ holdings and are based on fundamental changes in the prevailing market environment. When the Advisor’s security selection strategies and pricing disciplines indicate that equity markets offer attractive absolute returns, the Target Series will have a greater equity allocation. Conversely, when the Advisor’s strategies and disciplines imply that the equity markets do not offer attractive absolute returns, the Target Series will have a greater fixed income allocation. The glide range also provides for a systematic shift to a generally more conservative range of equity exposure as the time until the target date shortens.

RANGE OF ASSET CLASS EXPOSURE
Years to Target Date	30+	25	20	15	10	5	0	-5 and beyond
Equity Range	70-95%	62-90%	55-85%	44-77%	30-70%	25-65%	20-60%	15-45%
Fixed Income Range	5-30%	10-38%	15-45%	23-56%	70-30%	35-75%	40-80%	55-85%
Each Target Series reaches its most conservative range of planned allocation approximately five years after its target date. At such time, a Target Series’ allocations should be substantially the same as the allocations of the Target Income Series, and the Fund’s Board of Directors expects to approve the combination of the Target Series with the Target Income Series. At that time, the Target Series’ shareholders will become shareholders of the Target Income Series. Shareholders will be notified prior to such combination.
The Advisor reserves the right to modify the glide range from time to time should circumstances warrant. Further, the Advisor reserves the right to modify a Series’ allocations and underlying fund weightings and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.
Description of the Underlying Funds
The Target Series invest primarily in the underlying funds. Therefore, each Target Series’ investment performance is directly related to the investment performance of the underlying funds. The following provides a brief description of the principal investment strategies of the current underlying funds. Additional information about the underlying funds is provided in each underlying fund’s prospectus.
The word “Term” in the underlying funds’ names describes the investment horizon of those investors who may want to consider investing in the underlying funds and does not reflect the underlying funds’ maturity restrictions with respect to their investments in fixed income securities.
Pro-Blend® Conservative Term Series
Investment Goals
Primary: Preservation of capital.
Secondary: Income and long-term growth of capital.
Investment Strategy
In pursuit of the Series’ primary goal, the Advisor seeks to protect capital while generating income and seeking growth opportunities as secondary priorities. The Series invests primarily in fixed income securities, including U.S. Treasury securities, pass-through securities, and corporate bonds. The Advisor typically focuses on fixed income securities with short- to intermediate-term maturities of 3 to 5 years but may also invest in longer term securities (such as bonds with maturities of 10 years or more). The Series invests primarily in investment grade securities, but may also invest to a limited extent in non-investment grade securities (junk bonds). The Series may also invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. The Series may invest in stocks of small-, large-, or mid-size companies, and the Series’ investments in stocks may be focused on dividend-paying common stocks. There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “covered” call options on the underlying security. When the Advisor wishes to purchase a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “naked” put options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security, whereas a put option is “naked” if the Series has no position in the underlying security.
In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
Pro-Blend® Moderate Term Series
Investment Goal
Equal emphasis on long-term growth of capital and preservation of capital.
Investment Strategy
The Advisor seeks to balance conflicting goals of growth of capital and preservation of capital in order to generate a more stable rate of return for this portfolio relative to an investment in the general stock market. The Series invests primarily in common stocks and intermediate- to long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. The Series may invest in stocks of small-, large-, or mid-size companies. The Advisor typically focuses on fixed income securities with maturities of 5 to 10 years but may invest in securities of any maturity. With respect to its fixed income investments, the Series invests primarily in investment grade securities, but may also invest to a limited extent in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “covered” call options on the underlying security. When the Advisor wishes to purchase a security at a specified price, it may seek to generate additional gains for the
Series by writing (selling) “naked” put options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security, whereas a put option is “naked” if the Series has no position in the underlying security.
In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
Pro-Blend® Extended Term Series
Investment Goals
Primary: Long-term growth of capital.
Secondary: Preservation of capital.
Investment Strategy
By focusing on growth of capital and to a lesser extent on preservation of capital, the Advisor seeks to participate, over the long term, in the growth of the stock market, but with less volatility than is typically associated with an investment in the general stock market. The Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. The Series may invest in stocks of small-, large-, or mid-size companies. The Advisor typically focuses on fixed income securities with maturities of 7 to 20 years but may invest in securities of any maturity. With respect to its fixed income investments, the Series invests primarily in investment grade securities, but may also invest to a limited extent in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “covered” call options on the underlying security. When the Advisor wishes to purchase a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “naked” put options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security, whereas a put option is “naked” if the Series has no position in the underlying security.

In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
Pro-Blend® Maximum Term Series
Investment Goal
Long-term growth of capital.
Investment Strategy
For this portfolio, the Advisor seeks to generate the high level of long-term capital growth typically associated with a long-term investment in the general stock market. The Series invests primarily in common stocks, but may invest to a lesser extent in fixed income securities of any maturity. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Advisor invests primarily in investment grade securities and typically focuses on fixed income securities with maturities of 7 to 20 years, but may invest in securities of any maturity. There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “covered” call options on the underlying security. When the Advisor wishes to purchase a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) “naked” put options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security, whereas a put option is “naked” if the Series has no position in the underlying security.
In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The Series’ Investment Goals
The Series’ Board of Directors may change each Series’ investment goal (described in the “Investment Goal” section of each Series’ summary section) without obtaining the approval of the Series’ shareholders. If there is a material change in a Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. A Series may not succeed in achieving its goal.
The Series’ Defensive Investments
Each Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. For temporary defensive purposes, each Series may invest up to 100% of its assets directly in cash, money market securities, repurchase agreements and other short-term obligations. If a Series takes a temporary defensive position, it may be unable to achieve its investment goal.
More Information on the Target Series’ Principal Risks
The Target Series are designed to be an integral part of an investor’s overall investment strategy when saving for investment goals, such as retirement. However, they are not designed to provide investors with a complete solution to achieve their investment goals. Investors must consider many factors when choosing an investment strategy that fits their investment goals.
The Target Series may not be suitable for investors seeking to invest for a short period of time or who are uncomfortable with fluctuations in the value of their investment.
Principal Risks of the Underlying Funds
The value of your investment in a Target Series is based primarily on the prices of the underlying funds that the Series purchases. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in various asset classes. The risks described below apply to each underlying fund, except as indicated in the following table. However, the Pro-Blend® Maximum Term Series primarily reflects the risks of equity investing, while the Pro-Blend® Conservative Term Series primarily reflects the risks of investing in fixed income securities. The Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series reflect the risks of investing in a combination of both equity and fixed income securities. The degree to which the risks described below apply to a particular Series varies according to its asset allocation, which is described in its principal investment strategy.

	Pro-Blend ® Conservative Term Series	Pro-Blend ® Moderate Term Series	Pro-Blend ® Extended Term Series	Pro-Blend ® Maximum Term Series
Management risk	x	x	x	x
Equity risk	x	x	x	x
Large-cap risk	x	x	x	x
Small- and mid-cap risk	x	x	x	x
Risks of dividend-paying common stocks	x
Real estate investment risk	x
Risks related to real estate companies	x
Interest rate risk	x	x	x	x
Credit risk	x	x	x	x
Prepayment and extension risk	x	x	x	x
Foreign securities risk	x	x	x	x
Emerging markets risk	x	x	x	x
Currency risk	x	x	x	x
U.S. Government securities risk	x	x	x	x
Mortgage-backed securities risk	x	x	x	x
Risks of asset-backed securities	x	x	x	x
Options risk	x	x	x	x
Futures risk	x	x	x	x
Sector focus risk	x	x	x	x
Liquidity risk	x	x	x	x
Large redemption risk	x	x	x	x
Management risk — The underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment advisor will make poor security selections. When making investment decisions for an underlying fund, the Advisor applies its own investment techniques and risk analyses. There can be no guarantee that they will produce the desired results. This risk may cause the underlying funds to underperform other funds with a similar investment objective.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks are subject to risks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small-and mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by an underlying fund may be volatile.
Risks of dividend-paying common stocks — Dividend-paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by an underlying fund reduce or stop paying dividends, the Series’ ability to generate income may be affected.
Real estate investment risk — Real estate securities are subject to the risks associated with the direct ownership of real estate, including, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
Risks related to real estate companies — The following risks may apply to all real estate companies (RECs) or specifically to real estate investment trusts (REITs):
•	Investments in RECs are subject to the risks associated with the direct ownership of real estate, which are described above.
•	RECs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type.
•	RECs are subject to heavy cash flow dependency and defaults by borrowers.
•	REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The failure of a company to qualify as a REIT under federal tax law or to maintain its exemption from registration under the 1940 Act may have adverse consequences.
•	In the event of a default by a borrower or lessee, a REC may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
•	RECs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.
•	RECs may be affected by changes in the value of the underlying properties in their portfolios. Mortgage REITs may also be affected by the credit quality of any loans in their portfolios.
•	REITs are subject to substantial dividend requirements which may result in a need to raise additional capital or face self-liquidation.
Interest rate risk — Investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when an underlying fund holds bonds with longer maturities, and is heightened given that interest rates in the U.S. are at, or near, historic lows. To the extent that the investment advisor of an underlying fund anticipates interest rate trends imprecisely, the underlying fund’s share price could fall.
Credit risk — Investments in fixed income securities are subject to the risk of a decline in the credit quality of the issuer and the risk that the issuer or guarantor of the security fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade, are considered speculative by the major credit rating agencies, and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
Prepayment and extension risk — Investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of an underlying fund that holds foreign securities may lag these investments.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources and, therefore, such obligations are not backed by the full faith and credit of the United States government. Also, any government guarantees on securities an underlying fund owns do not extend to the shares of the underlying fund itself.
Mortgage-backed securities risk — Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of an underlying fund's mortgage-backed securities and, therefore, to assess the volatility risk of the underlying fund. Commercial mortgage-backed securities are less susceptible to prepayment risk because commercial mortgages may have prepayment penalties or prepayment lock out periods. The repayment of loans secured by income-producing properties, however, is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate or the existence of independent income or assets of the borrower. The privately issued mortgage-backed securities in which an underlying fund invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.
Risks of asset-backed securities — Repayment of asset-backed securities depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an underlying fund will be unable to possess and sell the underlying collateral and that the underlying funds' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, an underlying fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.
Options risk — The use of options involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with the use of options transactions include: (i) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (ii) while an underlying fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; (iii) while an underlying fund will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value; and (iv) there may not be a liquid secondary market for options. Liquidity risk is further described below.
Futures risk — The use of futures involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with the use of futures contracts include: (i) futures involve a high degree of leverage because they require only a small initial investment in the form of a deposit or margin; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by an underlying fund and the prices of futures; (iii) there may not be a liquid secondary market for a futures contract; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts. Liquidity risk is further described below.
Sector focus risk — To the extent an underlying fund focuses or concentrates its investments in a particular sector or sectors, the underlying fund will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. An underlying fund's investments in illiquid securities may reduce the returns of a Series because the underlying fund may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of an underlying fund’s shares. Redemptions by these institutions or individuals in an underlying fund may impact the fund’s liquidity and net asset value (NAV). These redemptions may also force an underlying fund to sell securities, which may cause the fund to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the fund’s and the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series are not subject to registration or regulation under the CEA. The Advisor has registered as a CPO with respect to certain products not included in this prospectus.
As of December 31, 2016, Manning & Napier managed $31.7 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Advisor’s Global Core Team is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Global Core Team.
Christian A. Andreach, CFA®, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group
Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director since 2002. Co-Head of Global Equities since 2010. Member of the Series' Portfolio Management Team since 2008.
Ebrahim Busheri, CFA®, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held in the last five years: Senior Analyst, 2011 – 2015; Managing Director, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series’ Portfolio Management Team since 2012.
Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist
Joined the Advisor in 1986. Senior Analyst since 1988. Co-Head of Global Equities since 2015. Chief Investment Strategist since 2016. Previous positions held in the last five years: Co-Chief Investment Strategist, 2015 – 2016; Managing Director, 1992 – 2015; Head of Global Investment Strategy, 2010 – 2015. Member of Series' Portfolio Management Team since 2008.

The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Management Fees
The Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an annual management fee from each of the underlying funds.
With respect to each Series, the Advisor has contractually agreed to limit each class’s total direct annual fund operating expenses to 0.05% exclusive of distribution and service (12b-1) fees. This contractual limitation for the Target Income Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, and Target 2050 Series will remain in effect until at least February 28, 2020 and may be extended. The contractual limitation for the Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series will remain in effect until at least February 28, 2023 and may be extended. The contractual limitation for the Target 2060 Series will remain in effect until at least February 28, 2026 and may be extended. The Advisor’s agreement to limit each class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the Series through their investments in the underlying funds. A discussion regarding the basis for the Board of Directors’ approval of each Series’ investment advisory agreement is available in the Series’ Semi-Annual Report dated April 30, 2016, which covers the period November 1, 2015 through April 30, 2016.
The Distributor
The Class I, Class K and Class R shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Distribution and Shareholder Services Fees
Class K and Class R shares of each Series are subject to an annual distribution and shareholder services fee (a Distribution and Shareholder Services Fee) of up to 0.25% and 0.50% of the Class’s average daily net assets, respectively, in accordance with a distribution and shareholder services plan (the Distribution and Shareholder Services Plan) adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Distribution and Shareholder Services Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class K and Class R shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class K and Class R shares of the Series. Generally, the Distribution and Shareholder Services Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.
Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class K and Class R shares, printing of prospectuses and reports for other than existing Class K and Class R shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Distribution and Shareholder Services Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of each Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
Class I shares of each Series are not subject to a Distribution and Shareholder Services Fee.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any payments made to any Distribution and/or Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
Each Series offers three classes of shares: Class I, Class K and Class R shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class I, Class K and Class R shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	DISTRIBUTION AND SHAREHOLDER SERVICES FEE
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts, employee benefit plans, and individual investors.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None
Class K	Employee benefit plans and individual or institutional investors.	Initial – $2,000 Minimum Balance Requirement $1,000	0.25%
Class R	Employee benefit plans and individual or institutional investors.	Initial – $2,000 Minimum Balance Requirement $1,000	0.50%
The minimum initial investment and minimum balance requirement for the Class K and R shares of the Series are waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment and minimum balance requirement for the Class I shares are waived for certain qualified retirement plans. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Shares of each Class are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you commissions, transaction fees, account fees and other fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series are not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.

If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
Index Provider Information
The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each Index is represented by exchange-traded funds (ETFs). The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio.
S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2017 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for each Series’ Class K and Class R shares is $2,000. These investment minimums are waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The initial minimum investment for each Series’ Class I shares is $1,000,000. This investment minimum is waived for certain qualified retirement plans. Employees of the Advisor or its affiliates may invest in the Series’ Class K shares with a minimum initial investment of $250.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions.
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change”. Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a monthly, quarterly, semi-annual or annual basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of a Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.

Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund may postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series are intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of a Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
When you (or your representative) place a purchase, exchange, or redemption order by telephone or through the Internet, we may record the telephone call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Redemptions
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
Medallion Guarantees
A Medallion Guarantee is required to, among other things, change an account registration, and make certain types of redemption requests.
A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public. Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offer their shares at the NAV per share of the Series. Each Series calculates its NAV for each of its share classes once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of their NAVs and transaction deadlines to that time.
In valuing underlying fund investments, the Series use the NAVs reported by the underlying funds. In valuing other portfolio securities, if any, the Series generally use market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, a Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the underlying funds in which the Series invest explain the circumstances in which those funds will use fair value pricing and the effects of fair value pricing.

Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series disclose their complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). A Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
Each Series generally:
•	Pays dividends twice a year, in June and December.
•	Makes capital gains distributions, if any, once a year, typically in December.
A Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on a Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long a Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by a Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in a Series. If you have owned your shares of a Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B both the gross proceeds of Series shares you sell or redeem and the cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 28% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Series for the past five fiscal years or the period of the Series' operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request.
	FOR THE YEARS ENDED
TARGET INCOME SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.72	$10.84	$11.00	$10.86	$10.86
Income (loss) from investment operations:
Net investment income[1,2]	0.17	0.15	0.18	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.09	(0.29)	0.37	0.63	0.48
Total from investment operations	0.26	(0.14)	0.55	0.81	0.70
Less distributions to shareholders:
From net investment income	(0.17)	(0.28)	(0.29)	(0.24)	(0.25)
From net realized gain on investments	(0.42)	(0.70)	(0.42)	(0.43)	(0.45)
Total distributions to shareholders	(0.59)	(0.98)	(0.71)	(0.67)	(0.70)
Net asset value - End of year	$9.39	$9.72	$10.84	$11.00	$10.86
Net assets - End of year (000’s omitted)	$64,297	$67,322	$52,442	$47,676	$45,926
Total return[3]	2.97%	(1.38%)	5.35%	7.83%	6.98%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [4]	0.30% [5]	0.30% [4]	0.30% [4]	0.30% [5]
Net investment income[2]	1.84%	1.54%	1.63%	1.69%	2.07%
Series portfolio turnover[6]	6%	16%	15%	14%	16%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.12% [4]	0.16% [5]	0.12% [4]	0.16% [4]	0.20% [5]
	FOR THE YEARS ENDED
TARGET INCOME SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.61	$10.71	$10.89	$10.76	$10.77
Income (loss) from investment operations:
Net investment income[1,2]	0.19	0.21	0.15	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.04	(0.38)	0.36	0.70	0.58
Total from investment operations	0.23	(0.17)	0.51	0.77	0.67
Less distributions to shareholders:
From net investment income	(0.14)	(0.23)	(0.27)	(0.21)	(0.23)
From net realized gain on investments	(0.42)	(0.70)	(0.42)	(0.43)	(0.45)
Total distributions to shareholders	(0.56)	(0.93)	(0.69)	(0.64)	(0.68)
Net asset value - End of year	$9.28	$9.61	$10.71	$10.89	$10.76
Net assets - End of year (000’s omitted)	$1,148	$2,468	$13,406	$13,475	$3,853
Total return[3]	2.69%	(1.70%)	5.00%	7.52%	6.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [4]	0.55% [5]	0.55% [4]	0.55% [4]	0.55% [5]
Net investment income[2]	2.07%	2.05%	1.40%	0.66%	0.84%
Series portfolio turnover[6]	6%	16%	15%	14%	16%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.12% [4]	0.16% [5]	0.12% [4]	0.14% [4]	0.20% [5]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.
6 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED
TARGET INCOME SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.75	$10.88	$11.04	$10.90	$10.89
Income (loss) from investment operations:
Net investment income[1,2]	0.24	0.16	0.21	0.19	0.24
Net realized and unrealized gain (loss) on investments	0.04	(0.28)	0.37	0.65	0.50
Total from investment operations	0.28	(0.12)	0.58	0.84	0.74
Less distributions to shareholders:
From net investment income	(0.19)	(0.31)	(0.32)	(0.27)	(0.28)
From net realized gain on investments	(0.42)	(0.70)	(0.42)	(0.43)	(0.45)
Total distributions to shareholders	(0.61)	(1.01)	(0.74)	(0.70)	(0.73)
Net asset value - End of year	$9.42	$9.75	$10.88	$11.04	$10.90
Net assets - End of year (000’s omitted)	$12,380	$26,000	$11,610	$11,271	$6,300
Total return[3]	3.20%	(1.21%)	5.59%	8.09%	7.34%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [4]	0.05% [5]	0.05% [4]	0.05% [4]	0.05% [5]
Net investment income[2]	2.61%	1.65%	1.92%	1.76%	2.30%
Series portfolio turnover[6]	6%	16%	15%	14%	16%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.12% [4]	0.16% [5]	0.12% [4]	0.16% [4]	0.20% [5]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.
6 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2015 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.17	$12.07	$11.79	$10.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.11	0.12	0.10	0.15	(0.01)
Net realized and unrealized gain (loss) on investments	0.13	(0.35)	0.53	1.25	0.60
Total from investment operations	0.24	(0.23)	0.63	1.40	0.59
Less distributions to shareholders:
From net investment income	(0.12)	(0.28)	(0.26)	(0.20)	—
From net realized gain on investments	(0.80)	(0.39)	(0.09)	—	—
Total distributions to shareholders	(0.92)	(0.67)	(0.35)	(0.20)	—
Net asset value - End of period	$10.49	$11.17	$12.07	$11.79	$10.59
Net assets - End of period (000’s omitted)	$3,274	$3,500	$3,200	$1,019	$1,498 [4]
Total return[5]	2.58%	(2.04%)	5.45%	13.45%	5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [6]	0.30% [7]	0.30% [8]	0.30% [8]	0.30% [9,10]
Net investment income (loss)[3]	1.09%	1.01%	0.80%	1.34%	(0.30%) [9]
Series portfolio turnover[11]	49%	46%	46%	50%	— [12]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	1.51% [6]	1.14% [7]	1.41% [8]	6.06% [8]	9,646% [9,10,13]
	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2015 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.19	$12.09	$11.81	$10.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.09	0.12	0.07	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.13	(0.39)	0.53	1.39	0.61
Total from investment operations	0.22	(0.27)	0.60	1.40	0.59
Less distributions to shareholders:
From net investment income	(0.10)	(0.24)	(0.23)	(0.18)	—
From net realized gain on investments	(0.80)	(0.39)	(0.09)	—	—
Total distributions to shareholders	(0.90)	(0.63)	(0.32)	(0.18)	—
Net asset value - End of period	$10.51	$11.19	$12.09	$11.81	$10.59
Net assets - End of period (000’s omitted)	$802	$839	$1,587	$1,015	$106 [4]
Total return[5]	2.34%	(2.37%)	5.22%	13.36%	5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [6]	0.55% [7]	0.55% [8]	0.55% [8]	0.55% [9,10]
Net investment income (loss)[3]	0.86%	1.07%	0.60%	0.11%	(0.55%) [9]
Series portfolio turnover[11]	49%	46%	46%	50%	— [12]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	1.51% [6]	1.14% [7]	1.47% [8]	3.45% [8]	10,644% [9,10,13]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Represents the whole number without rounding to the 000s.
5 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
9 Annualized.
10 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
11 Reflects activity of the Series and does not include the activity of the Underlying Series.
12 Less than 1%.

13 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2015 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.21	$12.11	$11.83	$10.61	$10.00
Income (loss) from investment operations:
Net investment income[2,3]	0.16	0.15	0.14	0.11	— [4]
Net realized and unrealized gain (loss) on investments	0.11	(0.35)	0.51	1.32	0.61
Total from investment operations	0.27	(0.20)	0.65	1.43	0.61
Less distributions to shareholders:
From net investment income	(0.15)	(0.31)	(0.28)	(0.21)	—
From net realized gain on investments	(0.80)	(0.39)	(0.09)	—	—
Total distributions to shareholders	(0.95)	(0.70)	(0.37)	(0.21)	—
Net asset value - End of period	$10.53	$11.21	$12.11	$11.83	$10.61
Net assets - End of period (000’s omitted)	$2,657	$5,129	$4,785	$3,619	$209 [5]
Total return[6]	2.85%	(1.78%)	5.67%	13.71%	6.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [7]	0.05% [8]	0.05% [9]	0.05% [9]	0.05% [10,11]
Net investment income (loss)[3]	1.53%	1.28%	1.12%	1.01%	(0.05%) [10]
Series portfolio turnover[12]	49%	46%	46%	50%	— [13]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	1.51% [7]	1.14% [8]	1.46% [9]	4.09% [9]	9,682% [10,11,14]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Less than $0.01.
5 Represents the whole number without rounding to the 000s.
6 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.67% for Manning & Napier Pro-Blend® Conservative Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
9 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
10 Annualized.
11 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
12 Reflects activity of the Series and does not include the activity of the Underlying Series.
13 Less than 1%.
14 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED
TARGET 2020 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.45	$10.77	$10.79	$9.89	$10.12
Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.11	0.11	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.12	(0.33)	0.51	1.33	0.54
Total from investment operations	0.21	(0.22)	0.62	1.45	0.71
Less distributions to shareholders:
From net investment income	(0.10)	(0.28)	(0.25)	(0.20)	(0.21)
From net realized gain on investments	(0.81)	(0.82)	(0.39)	(0.35)	(0.73)
Total distributions to shareholders	(0.91)	(1.10)	(0.64)	(0.55)	(0.94)
Net asset value - End of year	$8.75	$9.45	$10.77	$10.79	$9.89
Net assets - End of year (000’s omitted)	$79,236	$80,006	$95,364	$82,841	$67,039
Total return[3]	2.83%	(2.24%)	6.14%	15.43%	8.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [4]	0.30% [5]	0.30% [6]	0.30% [6]	0.30% [4]
Net investment income[2]	1.08%	1.17%	1.06%	1.20%	1.72%
Series portfolio turnover[7]	16%	42%	37%	19%	24%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.06% [4]	0.04% [5]	0.03% [6]	0.05% [6]	0.08% [4]

	FOR THE YEARS ENDED
TARGET 2020 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.34	$10.60	$10.66	$9.78	$10.02
Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.12	0.09	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.09	(0.32)	0.47	1.32	0.54
Total from investment operations	0.18	(0.20)	0.56	1.41	0.68
Less distributions to shareholders:
From net investment income	(0.07)	(0.24)	(0.23)	(0.18)	(0.19)
From net realized gain on investments	(0.81)	(0.82)	(0.39)	(0.35)	(0.73)
Total distributions to shareholders	(0.88)	(1.06)	(0.62)	(0.53)	(0.92)
Net asset value - End of year	$8.64	$9.34	$10.60	$10.66	$9.78
Net assets - End of year (000’s omitted)	$4,553	$8,193	$22,564	$30,393	$19,150
Total return[3]	2.56%	(2.13%)	5.55%	15.07%	7.82%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [4]	0.55% [5]	0.55% [6]	0.55% [6]	0.55% [4]
Net investment income[2]	1.04%	1.24%	0.83%	0.85%	1.47%
Series portfolio turnover[7]	16%	42%	37%	19%	24%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.06% [4]	0.04% [5]	0.03% [6]	0.05% [6]	0.08% [4]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED
TARGET 2020 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.50	$10.81	$10.83	$9.93	$10.16
Income (loss) from investment operations:
Net investment income[1,2]	0.13	0.13	0.16	0.14	0.20
Net realized and unrealized gain (loss) on investments	0.09	(0.31)	0.49	1.34	0.54
Total from investment operations	0.22	(0.18)	0.65	1.48	0.74
Less distributions to shareholders:
From net investment income	(0.12)	(0.31)	(0.28)	(0.23)	(0.24)
From net realized gain on investments	(0.81)	(0.82)	(0.39)	(0.35)	(0.73)
Total distributions to shareholders	(0.93)	(1.13)	(0.67)	(0.58)	(0.97)
Net asset value - End of year	$8.79	$9.50	$10.81	$10.83	$9.93
Net assets - End of year (000’s omitted)	$46,194	$74,947	$61,673	$70,556	$39,523
Total return[3]	2.97%	(1.87%)	6.37%	15.65%	8.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [4]	0.05% [5]	0.05% [6]	0.05% [6]	0.05% [4]
Net investment income[2]	1.55%	1.33%	1.48%	1.34%	2.10%
Series portfolio turnover[7]	16%	42%	37%	19%	24%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.06% [4]	0.04% [5]	0.03% [6]	0.05% [6]	0.08% [4]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2025 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.82	$13.01	$12.50	$10.77	$10.00
Income (loss) from investment operations:
Net investment income[2,3]	0.12	0.12	0.09	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.15	(0.40)	0.80	1.85	0.78
Total from investment operations	0.27	(0.28)	0.89	1.94	0.77
Less distributions to shareholders:
From net investment income	(0.13)	(0.43)	(0.34)	(0.21)	—
From net realized gain on investments	(0.94)	(0.48)	(0.04)	—	—
Total distributions to shareholders	(1.07)	(0.91)	(0.38)	(0.21)	—
Net asset value - End of period	$11.02	$11.82	$13.01	$12.50	$10.77
Net assets - End of period (000’s omitted)	$13,381	$11,896	$7,501	$710	$47,648 [4]
Total return[5]	2.86%	(2.31%)	7.28%	18.32%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [6]	0.30% [7]	0.30% [8]	0.30% [8]	0.30% [9,10]
Net investment income (loss)[3]	1.08%	1.01%	0.66%	0.80%	(0.30%) [9]
Series portfolio turnover[11]	51%	27%	30%	22%	— [12]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.33% [6]	0.39% [7]	0.59% [8]	10.70% [8]	259% [9,10,13]
	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2025 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.86	$13.02	$12.53	$10.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.09	0.13	0.10	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.14	(0.43)	0.75	1.98	0.77
Total from investment operations	0.23	(0.30)	0.85	1.97	0.75
Less distributions to shareholders:
From net investment income	(0.10)	(0.38)	(0.32)	(0.19)	—
From net realized gain on investments	(0.94)	(0.48)	(0.04)	—	—
Total distributions to shareholders	(1.04)	(0.86)	(0.36)	(0.19)	—
Net asset value - End of period	$11.05	$11.86	$13.02	$12.53	$10.75
Net assets - End of period (000’s omitted)	$1,671	$2,101	$3,799	$1,540	$108 [4]
Total return[5]	2.50%	(2.44%)	6.93%	18.61%	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [6]	0.55% [7]	0.55% [8]	0.55% [8]	0.55% [9,10]
Net investment income (loss)[3]	0.87%	1.07%	0.75%	(0.10%)	(0.55%) [9]
Series portfolio turnover[11]	51%	27%	30%	22%	— [12]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.33% [6]	0.39% [7]	0.62% [8]	1.75% [8]	3,129% [9,10,13]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Represents the whole number without rounding to the 000s.
5 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
9 Annualized.
10 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
11 Reflects activity of the Series and does not include the activity of the Underlying Series.
12 Less than 1%.

13 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2025 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.80	$12.98	$12.47	$10.77	$10.00
Income (loss) from investment operations:
Net investment income[2,3]	0.15	0.16	0.16	0.12	— [4]
Net realized and unrealized gain (loss) on investments	0.14	(0.40)	0.75	1.81	0.77
Total from investment operations	0.29	(0.24)	0.91	1.93	0.77
Less distributions to shareholders:
From net investment income	(0.16)	(0.46)	(0.36)	(0.23)	—
From net realized gain on investments	(0.94)	(0.48)	(0.04)	—	—
Total distributions to shareholders	(1.10)	(0.94)	(0.40)	(0.23)	—
Net asset value - End of period	$10.99	$11.80	$12.98	$12.47	$10.77
Net assets - End of period (000’s omitted)	$15,384	$15,539	$13,046	$9,373	$211 [5]
Total return[6]	3.04%	(2.00%)	7.51%	18.26%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [7]	0.05% [8]	0.05% [9]	0.05% [9]	0.05% [10,11]
Net investment income (loss)[3]	1.38%	1.29%	1.22%	1.03%	(0.05%) [10]
Series portfolio turnover[12]	51%	27%	30%	22%	— [13]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.33% [7]	0.39% [8]	0.64% [9]	1.43% [9]	1,967% [10,11,14]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Less than $0.01.
5 Represents the whole number without rounding to the 000s.
6 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
9 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
10 Annualized.
11 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
12 Reflects activity of the Series and does not include the activity of the Underlying Series.
13 Less than 1%.
14 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED
TARGET 2030 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78	$11.52	$11.40	$9.94	$10.02
Income (loss) from investment operations:
Net investment income[1,2]	0.08	0.11	0.10	0.10	0.14
Net realized and unrealized gain (loss) on investments	0.13	(0.34)	0.73	1.86	0.66
Total from investment operations	0.21	(0.23)	0.83	1.96	0.80
Less distributions to shareholders:
From net investment income	(0.09)	(0.44)	(0.35)	(0.15)	(0.17)
From net realized gain on investments	(1.31)	(1.07)	(0.36)	(0.35)	(0.71)
Total distributions to shareholders	(1.40)	(1.51)	(0.71)	(0.50)	(0.88)
Net asset value - End of year	$8.59	$9.78	$11.52	$11.40	$9.94
Net assets - End of year (000’s omitted)	$79,527	$79,169	$118,788	$91,676	$67,510
Total return[3]	3.12%	(2.33%)	7.67%	20.56%	9.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [4]	0.30% [4]	0.30% [5]	0.30% [5]	0.30% [6]
Net investment income[2]	0.94%	1.11%	0.87%	0.90%	1.50%
Series portfolio turnover[7]	22%	38%	27%	9%	62%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.06% [4]	0.04% [4]	0.03% [5]	0.05% [5]	0.09% [6]
	FOR THE YEARS ENDED
TARGET 2030 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.70	$11.37	$11.31	$9.87	$9.96
Income (loss) from investment operations:
Net investment income[1,2]	0.07	0.10	0.07	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.12	(0.30)	0.67	1.85	0.68
Total from investment operations	0.19	(0.20)	0.74	1.92	0.77
Less distributions to shareholders:
From net investment income	(0.07)	(0.40)	(0.32)	(0.13)	(0.15)
From net realized gain on investments	(1.31)	(1.07)	(0.36)	(0.35)	(0.71)
Total distributions to shareholders	(1.38)	(1.47)	(0.68)	(0.48)	(0.86)
Net asset value - End of year	$8.51	$9.70	$11.37	$11.31	$9.87
Net assets - End of year (000’s omitted)	$7,832	$11,115	$20,894	$28,034	$18,759
Total return[3]	2.85%	(2.11%)	6.90%	20.19%	8.84%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [4]	0.55% [4]	0.55% [5]	0.55% [5]	0.55% [6]
Net investment income[2]	0.84%	0.95%	0.62%	0.63%	0.94%
Series portfolio turnover[7]	22%	38%	27%	9%	62%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.06% [4]	0.04% [4]	0.03% [5]	0.05% [5]	0.09% [6]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED
TARGET 2030 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.87	$11.61	$11.48	$10.01	$10.09
Income (loss) from investment operations:
Net investment income[1,2]	0.12	0.12	0.14	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.11	(0.32)	0.73	1.88	0.65
Total from investment operations	0.23	(0.20)	0.87	2.00	0.82
Less distributions to shareholders:
From net investment income	(0.11)	(0.47)	(0.38)	(0.18)	(0.19)
From net realized gain on investments	(1.31)	(1.07)	(0.36)	(0.35)	(0.71)
Total distributions to shareholders	(1.42)	(1.54)	(0.74)	(0.53)	(0.90)
Net asset value - End of year	$8.68	$9.87	$11.61	$11.48	$10.01
Net assets - End of year (000’s omitted)	$53,551	$75,870	$58,075	$63,662	$37,832
Total return[3]	3.38%	(2.02%)	7.95%	20.81%	9.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [4]	0.05% [4]	0.05% [5]	0.05% [5]	0.05% [6]
Net investment income[2]	1.36%	1.22%	1.23%	1.14%	1.78%
Series portfolio turnover[7]	22%	38%	27%	9%	62%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.06% [4]	0.04% [4]	0.03% [5]	0.05% [5]	0.09% [6]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2035 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.32	$13.71	$13.22	$10.92	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.08	0.11	0.06	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	0.21	(0.38)	0.99	2.35	0.93 [4]
Total from investment operations	0.29	(0.27)	1.05	2.43	0.92
Less distributions to shareholders:
From net investment income	(0.10)	(0.61)	(0.46)	(0.13)	—
From net realized gain on investments	(1.21)	(0.51)	(0.10)	—	—
Total distributions to shareholders	(1.31)	(1.12)	(0.56)	(0.13)	—
Net asset value - End of period	$11.30	$12.32	$13.71	$13.22	$10.92
Net assets - End of period (000’s omitted)	$11,745	$8,979	$5,378	$465	$15,034 [5]
Total return[6]	3.13%	(2.20%)	8.17%	22.42%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [7]	0.30% [7]	0.30% [8]	0.30% [8]	0.30% [9,10]
Net investment income (loss)[3]	0.71%	0.86%	0.44%	0.66%	(0.30%) [9]
Series portfolio turnover[11]	22%	26%	24%	18%	— [12]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.43% [7]	0.52% [7]	0.83% [8]	9.70% [8]	4,581% [9,10,13]
	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2035 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.34	$13.72	$13.25	$10.91	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.06	0.08	0.07	— [14]	(0.02)
Net realized and unrealized gain (loss) on investments	0.21	(0.38)	0.93	2.44	0.93 [4]
Total from investment operations	0.27	(0.30)	1.00	2.44	0.91
Less distributions to shareholders:
From net investment income	(0.07)	(0.57)	(0.43)	(0.10)	—
From net realized gain on investments	(1.21)	(0.51)	(0.10)	—	—
Total distributions to shareholders	(1.28)	(1.08)	(0.53)	(0.10)	—
Net asset value - End of period	$11.33	$12.34	$13.72	$13.25	$10.91
Net assets - End of period (000’s omitted)	$2,057	$2,337	$2,911	$1,172	$109 [5]
Total return[6]	2.92%	(2.44%)	7.82%	22.50%	9.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [7]	0.55% [7]	0.55% [8]	0.55% [8]	0.55% [9,10]
Net investment income (loss)[3]	0.50%	0.66%	0.49%	0.17%	(0.55%) [9]
Series portfolio turnover[11]	22%	26%	24%	18%	— [12]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.43% [7]	0.52% [7]	0.88% [8]	2.38% [8]	9,077% [9,10,13]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.
5 Represents the whole number without rounding to the 000s.
6 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
9 Annualized.
10 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
11 Reflects activity of the Series and does not include the activity of the Underlying Series.
12 Less than 1%.

13 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.
14 Less than $0.01.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2035 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.36	$13.75	$13.25	$10.92	$10.00
Income (loss) from investment operations:
Net investment income[2,3]	0.11	0.14	0.12	0.09	— [4]
Net realized and unrealized gain (loss) on investments	0.21	(0.38)	0.96	2.38	0.92 [5]
Total from investment operations	0.32	(0.24)	1.08	2.47	0.92
Less distributions to shareholders:
From net investment income	(0.12)	(0.64)	(0.48)	(0.14)	—
From net realized gain on investments	(1.21)	(0.51)	(0.10)	—	—
Total distributions to shareholders	(1.33)	(1.15)	(0.58)	(0.14)	—
Net asset value - End of period	$11.35	$12.36	$13.75	$13.25	$10.92
Net assets - End of period (000’s omitted)	$11,455	$10,993	$9,487	$6,322	$213 [6]
Total return[7]	3.45%	(1.98%)	8.43%	22.81%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [8]	0.05% [8]	0.05% [9]	0.05% [9]	0.05% [10,11]
Net investment income (loss)[3]	1.01%	1.07%	0.88%	0.75%	(0.05%) [10]
Series portfolio turnover[12]	22%	26%	24%	18%	— [13]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.43% [8]	0.52% [8]	0.91% [9]	2.40% [9]	7,930% [10,11,14]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Less than $0.01.
5 Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.
6Represents the whole number without rounding to the 000s.
7 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
9 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
10 Annualized.
11 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
12 Reflects activity of the Series and does not include the activity of the Underlying Series.
13 Less than 1%.
14 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED
TARGET 2040 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.13	$12.50	$12.47	$10.29	$10.10
Income (loss) from investment operations:
Net investment income[1,2]	0.05	0.09	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.16	(0.32)	0.94	2.43	0.74
Total from investment operations	0.21	(0.23)	1.01	2.49	0.81
Less distributions to shareholders:
From net investment income	(0.06)	(0.61)	(0.48)	(0.07)	(0.08)
From net realized gain on investments	(1.55)	(1.53)	(0.50)	(0.24)	(0.54)
Total distributions to shareholders	(1.61)	(2.14)	(0.98)	(0.31)	(0.62)
Net asset value - End of year	$8.73	$10.13	$12.50	$12.47	$10.29
Net assets - End of year (000’s omitted)	$55,920	$51,931	$83,655	$67,576	$51,273
Total return[3]	3.24%	(2.30%)	8.61%	24.81%	8.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [4]	0.30% [4]	0.30% [5]	0.30% [5]	0.30% [6]
Net investment income[2]	0.57%	0.80%	0.54%	0.49%	0.70%
Series portfolio turnover[7]	26%	45%	22%	13%	24%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.10% [4]	0.08% [4]	0.06% [5]	0.09% [5]	0.14% [6]
	FOR THE YEARS ENDED
TARGET 2040 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.06	$12.33	$12.39	$10.22	$10.04
Income (loss) from investment operations:
Net investment income[1,2]	0.03	0.07	0.03	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.15	(0.24)	0.86	2.42	0.73
Total from investment operations	0.18	(0.17)	0.89	2.44	0.78
Less distributions to shareholders:
From net investment income	(0.03)	(0.57)	(0.45)	(0.03)	(0.06)
From net realized gain on investments	(1.55)	(1.53)	(0.50)	(0.24)	(0.54)
Total distributions to shareholders	(1.58)	(2.10)	(0.95)	(0.27)	(0.60)
Net asset value - End of year	$8.66	$10.06	$12.33	$12.39	$10.22
Net assets - End of year (000’s omitted)	$4,653	$5,226	$10,469	$15,993	$11,827
Total return[3]	2.94%	(1.91%)	7.60%	24.50%	8.67%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [4]	0.55% [4]	0.55% [5]	0.55% [5]	0.55% [6]
Net investment income[2]	0.36%	0.62%	0.23%	0.20%	0.54%
Series portfolio turnover[7]	26%	45%	22%	13%	24%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.10% [4]	0.08% [4]	0.06% [5]	0.09% [5]	0.14% [6]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED
TARGET 2040 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.20	$12.58	$12.55	$10.35	$10.16
Income (loss) from investment operations:
Net investment income[1,2]	0.09	0.10	0.10	0.08	0.10
Net realized and unrealized gain (loss) on investments	0.15	(0.30)	0.94	2.45	0.74
Total from investment operations	0.24	(0.20)	1.04	2.53	0.84
Less distributions to shareholders:
From net investment income	(0.08)	(0.65)	(0.51)	(0.09)	(0.11)
From net realized gain on investments	(1.55)	(1.53)	(0.50)	(0.24)	(0.54)
Total distributions to shareholders	(1.63)	(2.18)	(1.01)	(0.33)	(0.65)
Net asset value - End of year	$8.81	$10.20	$12.58	$12.55	$10.35
Net assets - End of year (000’s omitted)	$27,895	$43,552	$32,952	$33,545	$20,194
Total return[3]	3.60%	(2.08%)	8.81%	25.16%	9.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [4]	0.05% [4]	0.05% [5]	0.05% [5]	0.05% [6]
Net investment income[2]	0.99%	0.96%	0.79%	0.71%	0.99%
Series portfolio turnover[7]	26%	45%	22%	13%	24%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.10% [4]	0.08% [4]	0.06% [5]	0.09% [5]	0.14% [6]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2045 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.71	$14.32	$13.73	$11.01	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.04	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	0.28	(0.34)	1.15	2.74	1.02 [4]
Total from investment operations	0.32	(0.26)	1.18	2.77	1.01
Less distributions to shareholders:
From net investment income	(0.06)	(0.77)	(0.52)	(0.05)	—
From net realized gain on investments	(1.28)	(0.58)	(0.07)	—	—
Total distributions to shareholders	(1.34)	(1.35)	(0.59)	(0.05)	—
Net asset value - End of period	$11.69	$12.71	$14.32	$13.73	$11.01
Net assets - End of period (000’s omitted)	$6,793	$3,812	$3,041	$234	$3,320 [5]
Total return[6]	3.26%	(2.10%)	8.90%	25.23%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [7]	0.30% [8]	0.30% [9]	0.30% [9]	0.30% [10,11]
Net investment income (loss)[3]	0.33%	0.58%	0.23%	0.26%	(0.30%) [10]
Series portfolio turnover[12]	26%	28%	48%	20%	— [13]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.89% [7]	1.21% [8]	1.95% [9]	17.80% [9]	3,204% [10,11,14]
	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2045 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.64	$14.25	$13.66	$10.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.02	0.05	0.02	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.27	(0.35)	1.13	2.71	1.01 [4]
Total from investment operations	0.29	(0.30)	1.15	2.72	0.99
Less distributions to shareholders:
From net investment income	(0.03)	(0.73)	(0.49)	(0.05)	—
From net realized gain on investments	(1.28)	(0.58)	(0.07)	—	—
Total distributions to shareholders	(1.31)	(1.31)	(0.56)	(0.05)	—
Net asset value - End of period	$11.62	$12.64	$14.25	$13.66	$10.99
Net assets - End of period (000’s omitted)	$1,731	$1,631	$1,825	$618	$110 [5]
Total return[6]	3.04%	(2.41%)	8.71%	24.87%	9.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [7]	0.55% [8]	0.55% [9]	0.55% [9]	0.55% [10,11]
Net investment income (loss)[3]	0.14%	0.36%	0.12%	0.11%	(0.55%) [10]
Series portfolio turnover[12]	26%	28%	48%	20%	— [13]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.89% [7]	1.21% [8]	2.06% [9]	9.07% [9]	8,326% [10,11,14]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.
5 Represents the whole number without rounding to the 000s.
6 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
9 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.
10 Annualized.
11 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.
12 Reflects activity of the Series and does not include the activity of the Underlying Series.
13 Less than 1%.

14 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2045 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.73	$14.35	$13.75	$11.01	$10.00
Income (loss) from investment operations:
Net investment income[2,3]	0.07	0.11	0.08	0.06	— [4]
Net realized and unrealized gain (loss) on investments	0.99	(0.35)	1.14	2.74	1.01 [5]
Total from investment operations	1.06	(0.24)	1.22	2.80	1.01
Less distributions to shareholders:
From net investment income	(0.80)	(0.80)	(0.55)	(0.06)	—
From net realized gain on investments	(1.28)	(0.58)	(0.07)	—	—
Total distributions to shareholders	(2.08)	(1.38)	(0.62)	(0.06)	—
Net asset value - End of period	$11.71	$12.73	$14.35	$13.75	$11.01
Net assets - End of period (000’s omitted)	$5,548	$4,494	$2,894	$1,983	$214 [6]
Total return[7]	3.49%	(1.92%)	9.15%	25.58%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [8]	0.05% [9]	0.05% [10]	0.05% [10]	0.05% [11,12]
Net investment income (loss)[3]	0.64%	0.86%	0.57%	0.46%	(0.05%) [11]
Series portfolio turnover[13]	26%	28%	48%	20%	— [14]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.89% [8]	1.21% [9]	2.14% [10]	6.82% [10]	7,036% [11,12,15]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Less than $0.01.
5 Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.
6 Represents the whole number without rounding to the 000s.
7 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro- Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.
9 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
10 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.
11 Annualized.
12 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.
13 Reflects activity of the Series and does not include the activity of the Underlying Series.
14 Less than 1%.
15 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED
TARGET 2050 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.35	$13.73	$13.52	$10.81	$10.20
Income (loss) from investment operations:
Net investment income[1,2]	0.04	0.09	0.05	0.05	0.07
Net realized and unrealized gain (loss) on investments	0.18	(0.32)	1.07	2.74	0.81
Total from investment operations	0.22	(0.23)	1.12	2.79	0.88
Less distributions to shareholders:
From net investment income	(0.04)	(0.72)	(0.54)	(0.05)	(0.08)
From net realized gain on investments	(2.12)	(1.43)	(0.37)	(0.03)	(0.19)
Total distributions to shareholders	(2.16)	(2.15)	(0.91)	(0.08)	(0.27)
Net asset value - End of year	$9.41	$11.35	$13.73	$13.52	$10.81
Net assets - End of year (000’s omitted)	$14,874	$15,144	$47,531	$36,591	$24,759
Total return[3]	3.43%	(2.15%)	8.80%	25.99%	9.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [4]	0.30% [4]	0.30% [5]	0.30% [5]	0.30% [6]
Net investment income[2]	0.40%	0.72%	0.40%	0.37%	0.69%
Series portfolio turnover[7]	31%	49%	13%	5%	5%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.37% [4]	0.26% [4]	0.18% [5]	0.26% [5]	0.43% [6]
	FOR THE YEARS ENDED
TARGET 2050 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.25	$13.60	$13.43	$10.74	$10.14
Income (loss) from investment operations:
Net investment income[1,2]	0.01	0.06	0.01	0.01	0.05
Net realized and unrealized gain (loss) on investments	0.18	(0.29)	1.04	2.73	0.80
Total from investment operations	0.19	(0.23)	1.05	2.74	0.85
Less distributions to shareholders:
From net investment income	(0.02)	(0.69)	(0.51)	(0.02)	(0.06)
From net realized gain on investments	(2.12)	(1.43)	(0.37)	(0.03)	(0.19)
Total distributions to shareholders	(2.14)	(2.12)	(0.88)	(0.05)	(0.25)
Net asset value - End of year	$9.30	$11.25	$13.60	$13.43	$10.74
Net assets - End of year (000’s omitted)	$2,433	$2,215	$5,140	$5,022	$3,448
Total return[3]	3.09%	(2.17%)	8.28%	25.69%	8.75%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [4]	0.55% [4]	0.55% [5]	0.55% [5]	0.55% [6]
Net investment income[2]	0.12%	0.54%	0.10%	0.11%	0.45%
Series portfolio turnover[7]	31%	49%	13%	5%	5%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.37% [4]	0.26% [4]	0.18% [5]	0.26% [5]	0.43% [6]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED
TARGET 2050 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.43	$13.82	$13.60	$10.88	$10.26
Income (loss) from investment operations:
Net investment income[1,2]	0.07	0.10	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investments	0.17	(0.29)	1.08	2.76	0.83
Total from investment operations	0.24	(0.19)	1.16	2.83	0.92
Less distributions to shareholders:
From net investment income	(0.07)	(0.77)	(0.57)	(0.08)	(0.11)
From net realized gain on investments	(2.12)	(1.43)	(0.37)	(0.03)	(0.19)
Total distributions to shareholders	(2.19)	(2.20)	(0.94)	(0.11)	(0.30)
Net asset value - End of year	$9.48	$11.43	$13.82	$13.60	$10.88
Net assets - End of year (000’s omitted)	$12,928	$15,688	$12,077	$9,042	$4,016
Total return[3]	3.61%	(1.82%)	9.07%	26.21%	9.39%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [4]	0.05% [4]	0.05% [5]	0.05% [5]	0.05% [6]
Net investment income[2]	0.73%	0.84%	0.62%	0.57%	0.89%
Series portfolio turnover[7]	31%	49%	13%	5%	5%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	0.37% [4]	0.26% [4]	0.18% [5]	0.26% [5]	0.43% [6]
1 Calculated based on average shares outstanding during the years.
2 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
3 Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
4 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
5 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.
7 Reflects activity of the Series and does not include the activity of the Underlying Series.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2055 SERIES CLASS K	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.56	$13.94	$13.85	$11.04	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.03	0.09	0.06	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.30	(0.35)	1.05	2.86	1.05
Total from investment operations	0.33	(0.26)	1.11	2.84	1.04
Less distributions to shareholders:
From net investment income	(0.05)	(0.74)	(0.55)	(0.03)	—
From net realized gain on investments	(1.14)	(0.38)	(0.47)	—	—
Total distributions to shareholders	(1.19)	(1.12)	(1.02)	(0.03)	—
Net asset value - End of period	$11.70	$12.56	$13.94	$13.85	$11.04
Net assets - End of period (000’s omitted)	$2,380	$1,142	$1,777	$208	$214 [4]
Total return[5]	3.38%	(2.06%)	8.50%	25.79%	10.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30% [6]	0.30% [6]	0.30% [7]	0.30% [7]	0.30% [8,9]
Net investment income (loss)[3]	0.30%	0.68%	0.43%	(0.17%)	(0.30%) [8]
Series portfolio turnover[10]	30%	55%	63%	605%	— [11]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	2.44% [6]	3.68% [6]	4.79% [7]	62.25% [7]	19,197% [8,9,12]
	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2055 SERIES CLASS R	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.45	$13.83	$13.77	$11.03	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.01	0.05	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.30	(0.34)	1.04	2.77	1.05
Total from investment operations	0.31	(0.29)	1.07	2.76	1.03
Less distributions to shareholders:
From net investment income	(0.03)	(0.71)	(0.54)	(0.02)	—
From net realized gain on investments	(1.14)	(0.38)	(0.47)	—	—
Total distributions to shareholders	(1.17)	(1.09)	(1.01)	(0.02)	—
Net asset value - End of period	$11.59	$12.45	$13.83	$13.77	$11.03
Net assets - End of period (000’s omitted)	$519	$409	$515	$51	$110 [4]
Total return[5]	3.18%	(2.32%)	8.21%	25.01%	10.30%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55% [6]	0.55% [6]	0.55% [7]	0.55% [7]	0.55% [8,9]
Net investment income (loss)[3]	0.11%	0.39%	0.24%	(0.07%)	(0.55%) [8]
Series portfolio turnover[10]	30%	55%	63%	605%	— [11]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:	2.44% [6]	3.68% [6]	5.39% [7]	129.56% [7]	19,015% [8,9,12]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Represents the whole number without rounding to the 000s.
5 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.
8 Annualized.
9 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.
10 Reflects activity of the Series and does not include the activity of the Underlying Series.
11 The Series had no portfolio turnover for the period.
12 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEARS ENDED				FOR THE PERIOD
TARGET 2055 SERIES CLASS I	10/31/16	10/31/15	10/31/14	10/31/13	6/25/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.66	$14.05	$13.94	$11.05	$10.00
Income (loss) from investment operations:
Net investment income[2,3]	0.07	0.10	0.08	— [4]	— [4]
Net realized and unrealized gain (loss) on investments	0.30	(0.33)	1.07	2.94	1.05
Total from investment operations	0.37	(0.23)	1.15	2.94	1.05
Less distributions to shareholders:
From net investment income	(0.08)	(0.78)	(0.57)	(0.05)	—
From net realized gain on investments	(1.14)	(0.38)	(0.47)	—	—
Total distributions to shareholders	(1.22)	(1.16)	(1.04)	(0.05)	—
Net asset value - End of period	$11.81	$12.66	$14.05	$13.94	$11.05
Net assets - End of period (000’s omitted)	$2,783	$1,658	$872	$366	$215 [5]
Total return[6]	3.69%	(1.83%)	8.75%	26.67%	10.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05% [7]	0.05% [7]	0.05% [8]	0.05% [8]	0.05% [9,10]
Net investment income (loss)[3]	0.58%	0.80%	0.57%	(0.03%)	(0.05%) [9]
Series portfolio turnover[11]	30%	55%	63%	605%	— [12]
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average the expense ratios (to average net assets) would have been increased by the following amounts:	2.44% [7]	3.68% [7]	7.80% [8]	8.21% [8]	19,201% [9,10,13]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Less than $0.01.
5 Represents the whole number without rounding to the 000s.
6 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
7 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
8 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.
9 Annualized.
10 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.
11 Reflects activity of the Series and does not include the activity of the Underlying Series.
12 The Series had no portfolio turnover for the period.
13 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEAR ENDED	FOR THE PERIOD
TARGET 2060 SERIES CLASS K	10/31/16	9/21/15 [1] to 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.01	(0.00) [4]
Net realized and unrealized gain on investments	0.34	0.36
Total from investment operations	0.35	0.36
Less distributions to shareholders:
From net investment income	(0.04)	—
Net asset value - End of period	$10.67	$10.36
Net assets - End of period (000’s omitted)	$1,407	$52
Total return[5]	3.45%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses* [6]	0.30%	0.30% [7]
Net investment income (loss)[3]	0.10%	(0.30%) [7]
Series portfolio turnover[8]	14%	4%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6] :	9.37%	151.35% [7,9]
	FOR THE YEAR ENDED	FOR THE PERIOD
TARGET 2060 SERIES CLASS R	10/31/16	9/21/15 [1] to 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.01	(0.01) [4]
Net realized and unrealized gain on investments	0.31	0.37
Total from investment operations	0.32	0.36
Less distributions to shareholders:
From net investment income	(0.03)	—
Net asset value - End of period	$10.65	$10.36
Net assets - End of period (000’s omitted)	$182	$56
Total return[5]	3.16%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses* [6]	0.55%	0.55% [7]
Net investment income (loss)[3]	0.09%	(0.55%) [7]
Series portfolio turnover[8]	14%	4%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6] :	9.37%	151.35% [7,9]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Less than $(0.01).
5 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
7 Annualized.
8 Reflects activity of the Series and does not include the activity of the Underlying Series.
9 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

	FOR THE YEAR ENDED	FOR THE PERIOD
TARGET 2060 SERIES CLASS I	10/31/16	9/21/15 [1] to 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.36	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.07	(0.00) [4]
Net realized and unrealized gain on investments	0.31	0.36
Total from investment operations	0.38	0.36
Less distributions to shareholders:
From net investment income	(0.06)	—
Net asset value - End of period	$10.68	$10.36
Net assets - End of period (000’s omitted)	$56	$52
Total return[5]	3.71%	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses* [6]	0.05%	0.05% [7]
Net investment income (loss)[3]	0.65%	(0.05%) [7]
Series portfolio turnover[8]	14%	4%
*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts[6] :	9.37%	151.34% [7,9]
1 Commencement of operations.
2 Calculated based on average shares outstanding during the periods.
3 Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.
4 Less than $(0.01).
5 Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.
6 Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.
7 Annualized.
8 Reflects activity of the Series and does not include the activity of the Underlying Series.
9 The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

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Manning & Napier Fund, Inc.
Target Income Series
Target 2015 Series
Target 2020 Series
Target 2025 Series
Target 2030 Series
Target 2035 Series
Target 2040 Series
Target 2045 Series
Target 2050 Series
Target 2055 Series
Target 2060 Series
Class I, Class K and Class R Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling
1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website (http://www.sec.gov).
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor their distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell their shares.
Investment Company Act File No. 811-04087
MTDIX03/01/2017

Manning & Napier Fund, Inc.
Prospectus | March 1, 2017

Ticker
Equity Series – Class S (formerly, Class A)	EXEYX

www.manning-napier.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Equity Series - Class S
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
Equity Series - Class S
Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]		0.75%
Distribution and Service (12b-1) Fees		None
Other Expenses[2]		0.39%
Shareholder Services Fee	0.25%
Remainder of Other Expenses	0.14%
Total Annual Fund Operating Expenses[3]		1.14%
Less Fee Waiver and/or Expense Reimbursement[4]		(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]		1.05%
[1]	Management fees have been restated to reflect contractual changes to the management fees paid by the Series.
[2]	Other expenses have been restated to reflect the implementation of a 0.25% shareholder services fee.
[3]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because (a) management fees have been restated to reflect contractual changes to the management fees paid by the Series; (b) other expenses have been restated to reflect the implementation of a 0.25% shareholder services fee; and (c) the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[4]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Series’ total direct annual fund operating expenses, exclusive of the Series’ Shareholder Services Fee, do not exceed 0.80% of the Series’ average daily net assets. This contractual waiver will continue until at least February 28, 2018 and may not be amended or terminated prior to such date without the approval of the Series’ Board of Directors. The Advisors’ agreement to limit the Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$107	$353	$619	$1,378
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 40% of the average value of its portfolio.
Principal Investment Strategies
The Series will, under normal circumstances, invest at least 80% of its assets in equity securities. The Series invests primarily in common stocks of U.S. issuers. The Advisor uses a “bottom-up” strategy, focusing on individual security selection to identify companies that it believes will make attractive long-term investments. The Series may invest in stocks of small-, large-, or mid-size companies.
The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, capital appreciation in a mature market and high barriers to entry).
•	Improving market share in consolidating industries.

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•	Low price relative to fundamental or breakup value.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. Performance figures prior to July 10, 2002 reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: All-Equity Collective Investment Trust (the Collective), which was managed by the Advisor and reorganized into the Series on that date. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (1940 Act), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
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Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 20.82%
Lowest (quarter ended 12/31/2008): (26.54)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	7.69%	10.91%	5.17%	7.32%
Return After Taxes on Distributions	6.49%	6.47%	2.84%	N/A
Return After Taxes on Distributions and Sale of Series Shares	5.37%	8.21%	3.85%	N/A
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%	6.05%
Performance numbers for the Series and index are calculated from May 1, 1998, the Collective’s inception date. Historical after-tax returns are not presented for certain periods because prior to its reorganization, the Collective was not required to distribute income to investors annually. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Jay M. Welles, CFA®
Senior Analyst/Managing Director of Technology Group, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone
(1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. companies traded on U.S. exchanges.
Exchange-traded funds (ETFs) — ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.
More Information About the Series’ Principal Risks
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Risks related to ETFs — ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the

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likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in equity securities. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal (described above under “Investment Goal” in the summary section) without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA. The Advisor has registered as a CPO with respect to certain products not included in this prospectus.
As of December 31, 2016, Manning & Napier managed $31.7 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Series’ Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The following investment professionals serve on the Series’ Portfolio Management Team.
Christian A. Andreach, CFA®, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group
Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director since 2002. Co-Head of Global Equities since 2010. Member of the Series' Portfolio Management Team since 2002.
Ebrahim Busheri, CFA®, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held in the last five years: Senior Analyst, 2011 – 2015; Managing Director, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series' Portfolio Management Team since 2012.
Jay M. Welles, CFA®, Senior Analyst/Managing Director of Technology Group
Joined the Advisor in 2000. Senior Analyst since 2004. Managing Director since 2015. Member of the Series' Portfolio Management Team since 2015.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.75% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series as described below. The Advisor has contractually agreed to limit the Series’ total direct annual fund operating expenses, exclusive of the Series’ Shareholder Services Fee (as defined below), to 0.80% of the average daily net assets of the Series. This contractual waiver will remain in effect at least until February 28, 2018 and may be extended. Prior to February 28, 2017, the contractual management fee and contractual expense limitation for the Series were 1.00% and 1.05%, respectively. Due to fee waivers and expense reimbursements, the Advisor received a management fee of 0.91% for the Series for the fiscal year ended October 31, 2016. A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ semi-annual report dated April 30, 2016, which covers the period November 1, 2015 through April 30, 2016.
The Distributor
The Series’ shares are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
6

Payments to Broker-Dealers and Other Financial Intermediaries
Shareholder Services Fees
Class S shares of the Series are subject to a shareholder services fee (the “Shareholder Services Fee”) in the amount of 0.25% of the Class’s average daily net assets, in accordance with a shareholder services plan adopted by the Fund’s Board of Directors. The Shareholder Services Fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. The Shareholder Services Fee paid to a particular financial intermediary is calculated at the annual rate set forth above and is based on the average daily NAV of the Class S shares owned by the shareholders holding shares through such financial intermediary.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any Shareholder Services Fee payable under the shareholder services plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Information About Class S Shares
Class S Shares are offered to individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans and certain financial intermediaries. Class S Shares of the Series are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you commissions, transaction fees, account fees and other fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically redeem your shares. The Fund will notify you in writing before any mandatory redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
7

How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for the Series is $2,000. The Fund reserves the right to change or waive the Series’ investment minimum in its sole discretion. These investment minimums may be waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions.
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change”. Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a monthly, quarterly, semi-annual or annual basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
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How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund may postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
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By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
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•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
When you (or your representative) place a purchase, exchange, or redemption order by telephone or through the Internet, we may record the telephone call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
If your account falls below $1,000 due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 60 days, the Fund may redeem your shares and send you the redemption proceeds.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the
11

securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
Medallion Guarantees
A Medallion Guarantee is required to, among other things, change an account registration, and make certain types of redemption requests.
A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public. Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Series’ stock holdings consist primarily of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends once a year, in December.
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•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a new 3.8% Medicare
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contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 28% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights table is intended to help you understand the Series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request.
	FOR THE YEARS ENDED
Equity Series – Class S (formerly, Class A)	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.62	$21.15	$21.60	$19.03	$18.45
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	0.01	(0.00) [2]	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.64	(0.42)	2.51	5.14	1.26
Total from investment operations	0.57	(0.41)	2.51	5.15	1.27
Less distributions to shareholders:
From net investment income	(0.00) [2]	(0.00) [2]	(0.01)	(0.03)	(0.04)
From net realized gain on investments	(4.99)	(4.12)	(2.95)	(2.55)	(0.65)
Total distributions to shareholders	(4.99)	(4.12)	(2.96)	(2.58)	(0.69)
Net asset value - End of year	$12.20	$16.62	$21.15	$21.60	$19.03
Net assets - End of year (000’s omitted)	$98,470	$500,946	$1,290,335	$1,237,520	$1,418,468
Total return[3]	6.16%	(1.46%)	13.23%	30.61%	7.37%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.55%)	0.04%	(0.01%)	0.06%	0.06%
Portfolio turnover	40%	62%	61%	52%	63%
*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:	0.09%	0.03%	0.02%	0.06%	0.05%
1Calculated based on average shares outstanding during the years.
2Less than $(0.01).
3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.
15

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Manning & Napier Fund, Inc.
Equity Series – Class S Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling
1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website (http://www.sec.gov).
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
EXEYX03/01/2017

Manning & Napier Fund, Inc.
Prospectus | March 1, 2017

Pro-Blend Series	Ticker
Pro-Blend ® Conservative Term Series
Class S	EXDAX
Class I	MNCIX
Class R	MNCRX
Class R2 (formerly, Class C)	MNCCX
Pro-Blend ® Moderate Term Series
Class S	EXBAX
Class I	MNMIX
Class R	MNMRX
Class R2 (formerly, Class C)	MNMCX

Pro-Blend Series	Ticker
Pro-Blend ® Extended Term Series
Class S	MNBAX
Class I	MNBIX
Class R	MNBRX
Class R2 (formerly, Class C)	MNECX
Pro-Blend ® Maximum Term Series
Class S	EXHAX
Class I	MNHIX
Class R	MNHRX
Class R2 (formerly, Class C)	MNHCX

www.manning-napier.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Pro-Blend®
Conservative Term Series
Summary Section
Investment Goal
The Series’ primary objective is to provide preservation of capital, and its secondary objectives are to provide income and long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS S	CLASS I	CLASS R	CLASS R2
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	None	None	0.50%	1.00%
Other Expenses	0.27%	0.07%	0.07%	0.07%
Shareholder Services Fee	0.20%	None	None	None
Remainder of Other Expenses	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[1]	0.90%	0.70%	1.20%	1.70%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS S	CLASS I	CLASS R	CLASS R2
1 Year	$92	$72	$122	$173
3 Years	$287	$224	$381	$536
5 Years	$498	$390	$660	$923
10 Years	$1,108	$871	$1,455	$2,009
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 65% of the average value of its portfolio.
Principal Investment Strategies
In pursuit of the Series’ primary goal, the Advisor seeks to protect capital while generating income and seeking growth opportunities as secondary priorities.
The Series invests primarily in fixed income securities, including U.S. Treasury securities, pass-through securities, and corporate bonds. The Advisor typically focuses on fixed income securities with short- to intermediate-term maturities of 3 to 5 years but may also invest in longer term securities (such as bonds with maturities of 10 years or more). The Series invests primarily in investment grade securities, but may also invest to a limited extent in non-investment grade securities (junk bonds). The Series may also invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
The Series may invest in stocks of small-, large-, or mid-size companies, and the Series’ investments in stocks may be focused on dividend-paying common stocks. With respect to the portion of the Series that is invested in dividend-paying common stocks, the Advisor uses a systematic process to construct a portfolio consisting primarily of companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during
1

sustained market downturns. The Series may also invest in securities of issuers in the real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The word “Term” in the Series’ name describes the investment horizon of those investors who may want to consider investing in the Series and does not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Because a portion of the Series’ portfolio is selected using a systematic process, the Series is subject to the additional risk that the Advisor’s judgments regarding the investment criteria underlying the systematic process may prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Real estate investment risk — The Series’ holdings in securities of issuers in the real estate industry, including its investments in REITs and REOCs, may subject it to additional risks, even though the Series does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding and increases in real estate or operating taxes. Any geographic concentration of the Series’ real estate related investments could result in the Series being subject to the above risks to a greater degree.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have
2

lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a blended index. For periods through May 31, 2012, the Conservative Term Composite Benchmark consisted of the Russell 3000® Index (15%), MSCI ACWI ex USA Index (5%) and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (80%); effective June 1, 2012, it consists of the Russell 3000® Index (22%), MSCI ACWI ex USA Index (8%) and Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (70%) to reflect a change in strategy of the Series. The Conservative Term Composite Benchmark is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
3

Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 9/30/2009): 6.05%
Lowest (quarter ended 9/30/2015): (3.84)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception
Class S Shares
Return Before Taxes	4.25%	4.25%	4.47%	5.55%
Return After Taxes on Distributions	3.78%	3.19%	3.47%	4.20%
Return After Taxes on Distributions and Sale of Series Shares	2.55%	3.08%	3.30%	4.00%
Class I Shares – Return Before Taxes	4.46%	4.47%	4.64%	5.63%
Class R Shares – Return Before Taxes	3.89%	3.93%	4.19%	5.30%
Class R2 Shares – Return Before Taxes	3.36%	3.43%	3.65%	4.77%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	1.97%	1.95%	4.00%	4.98%
Conservative Term Composite Benchmark	4.63%	5.01%	5.03%	6.03%
Performance numbers for the Series and the indices are calculated from November 1, 1995, the inception date of the Series’ Class S Shares. The Series’ Class I Shares, Class R Shares and Class R2 Shares commenced operations on March 28, 2008, June 30, 2010 and January 4, 2010, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
4

Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team manages the overall asset allocation of the Series, approves the Series’ equity investments, and works with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 1995.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 18 in this prospectus.
5

Pro-Blend®
Moderate Term Series
Summary Section
Investment Goal
The Series’ investment objective is to provide equal emphasis on long-term growth of capital and preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS S	CLASS I	CLASS R	CLASS R2
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.50%	1.00%
Other Expenses	0.32%	0.07%	0.07%	0.07%
Shareholder Services Fee	0.25%	None	None	None
Remainder of Other Expenses	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.08%	0.83%	1.33%	1.83%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS S	CLASS I	CLASS R	CLASS R2
1 Year	$110	$85	$135	$186
3 Years	$343	$265	$421	$576
5 Years	$595	$460	$729	$990
10 Years	$1,317	$1,025	$1,601	$2,148
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 67% of the average value of its portfolio.
Principal Investment Strategies
The Advisor seeks to balance conflicting goals of growth of capital and preservation of capital in order to generate a more stable rate of return for this portfolio relative to an investment in the general stock market.
The Series invests primarily in common stocks and intermediate to long-term fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. The Advisor typically focuses on fixed income securities with maturities of 5 to 10 years but may invest in securities of any maturity. With respect to its fixed income investments, the Series invests primarily in investment grade securities, but may also invest to a limited extent in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
6

The word “Term” in the Series’ name describes the investment horizon of those investors who may want to consider investing in the Series and does not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
7

•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a 30/10/60 Blended Index, 30% of which is the Russell 3000® Index, 10% of which is the MSCI ACWI ex USA Index, and 60% of which is the Bloomberg Barclays U.S. Aggregate Bond Index. The 30/10/60 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 9.83%
Lowest (quarter ended 12/31/2008): (11.77)%
8

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception
Class S Shares
Return Before Taxes	3.19%	5.05%	3.86%	6.41%
Return After Taxes on Distributions	2.55%	3.96%	2.87%	4.82%
Return After Taxes on Distributions and Sale of Series Shares	2.17%	3.80%	2.91%	4.68%
Class I Shares – Return Before Taxes	3.50%	5.33%	4.09%	6.51%
Class R Shares – Return Before Taxes	2.95%	4.80%	3.58%	6.19%
Class R2 Shares – Return Before Taxes	2.50%	4.28%	3.10%	5.68%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	5.32%
30/10/60 Blended Index	5.97%	6.30%	5.19%	6.77%
Performance numbers for the Series are calculated from September 15, 1993, the inception date of the Series’ Class S Shares. Performance numbers for the indices are calculated from September 30, 1993. The Series’ Class I Shares, Class R Shares and Class R2 Shares commenced operations on March 28, 2008, June 30, 2010 and January 4, 2010, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team manages the overall asset allocation of the Series, approves the Series’ equity investments, and works with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 1993.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 18 in this prospectus.
9

Pro-Blend®
Extended Term Series
Summary Section
Investment Goal
The Series’ primary objective is to provide long-term growth of capital, and its secondary objective is to provide preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS S	CLASS I	CLASS R	CLASS R2
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.50%	1.00%
Other Expenses	0.32%	0.07%	0.07%	0.07%
Shareholder Services Fee	0.25%	None	None	None
Remainder of Other Expenses	0.07%	0.07%	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.08%	0.83%	1.33%	1.83%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS S	CLASS I	CLASS R	CLASS R2
1 Year	$110	$85	$135	$186
3 Years	$343	$265	$421	$576
5 Years	$595	$460	$729	$990
10 Years	$1,317	$1,025	$1,601	$2,148
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 63% of the average value of its portfolio.
Principal Investment Strategies
By focusing on growth of capital and to a lesser extent on preservation of capital, the Advisor seeks to participate, over the long term, in the growth of the stock market, but with less volatility than is typically associated with an investment in the general stock market.
The Series invests primarily in common stocks but may also invest a substantial portion of its assets in long-term, fixed income securities. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivative instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. The Advisor typically focuses on fixed income securities with maturities of 7 to 20 years but may invest in securities of any maturity. With respect to its fixed income investments, the Series invests primarily in investment grade securities, but may also invest to a limited extent in non-investment grade securities (junk bonds). There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities,
10

interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The word “Term” in the Series’ name describes the investment horizon of those investors who may want to consider investing in the Series and does not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for junk bonds and other lower quality bonds.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series value may fluctuate and/or the
Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
High-yield securities risk — The Series is subject to additional risks due to its ability to invest in high-yield securities (junk bonds):
•	High-yield securities may underperform other sectors of the bond market, or the market as a whole.
•	The performance of high-yield securities tends to be more volatile than that of other sectors of the bond market.
•	Given the total size of the high-yield securities market, high-yield securities can be less liquid than investment grade securities.
•	The Series’ investments in high-yield securities will subject it to a substantial degree of credit risk because the prospect for repayment of principal and interest of many of these bonds is speculative.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or
11

futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a 40/15/45 Blended Index, 40% of which is the Russell 3000® Index, 15% of which is the MSCI ACWI ex USA Index, and 45% of which is the Bloomberg Barclays U.S. Aggregate Bond Index. The 40/15/45 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’
asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 13.72%
Lowest (quarter ended 12/31/2008): (16.16)%
12

Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception
Class S Shares
Return Before Taxes	3.84%	6.44%	4.21%	7.94%
Return After Taxes on Distributions	3.44%	5.29%	3.25%	6.25%
Return After Taxes on Distributions and Sale of Series Shares	2.42%	4.92%	3.25%	6.02%
Class I Shares – Return Before Taxes	4.06%	6.71%	4.44%	8.04%
Class R Shares – Return Before Taxes	3.52%	6.16%	3.93%	7.71%
Class R2 Shares – Return Before Taxes	3.03%	5.65%	3.45%	7.19%
Indices: (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%	5.30%
40/15/45 Blended Index	7.09%	7.68%	5.32%	7.14%
Performance numbers for the Series are calculated from October 12, 1993, the inception date of the Series’ Class S Shares. Performance numbers for the indices are calculated from October 31, 1993. The Series’ Class I Shares, Class R Shares and Class R2 Shares commenced operations on March 28, 2008, June 30, 2010 and January 4, 2010, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team manages the overall asset allocation of the Series, approves the Series’ equity investments, and works with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 1993.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 18 in this prospectus.
13

Pro-Blend®
Maximum Term Series
Summary Section
Investment Goal
The Series’ objective is to provide long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS S	CLASS I	CLASS R	CLASS R2
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.50%	1.00%
Other Expenses	0.33%	0.08%	0.08%	0.08%
Shareholder Services Fee	0.25%	None	None	None
Remainder of Other Expenses	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.09%	0.84%	1.34%	1.84%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	CLASS S	CLASS I	CLASS R	CLASS R2
1 Year	$111	$86	$136	$187
3 Years	$347	$268	$425	$579
5 Years	$601	$466	$734	$995
10 Years	$1,329	$1,037	$1,613	$2,159
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 49% of the average value of its portfolio.
Principal Investment Strategies
The Advisor seeks to generate the high level of long-term capital growth typically associated with a long-term investment in the general stock market.
The Series invests primarily in common stocks, but may invest to a lesser extent in fixed income securities of any maturity. The Series may invest in U.S. and foreign stocks, including those in emerging markets, American Depository Receipts (ADRs), and derivatives instruments (as described below). The Series may invest in stocks of small-, large-, or mid-size companies. In the fixed income portion of the portfolio, the Advisor invests primarily in investment grade securities and typically focuses on fixed income securities with maturities of 7 to 20 years, but may invest in securities of any maturity. There are no prescribed limits on the sector allocations of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
When the Advisor wishes to purchase or sell a security at a specified price, it may seek to generate additional gains for the Series by writing (selling) options on the underlying security.
In addition, the Series may buy and sell various types of futures contracts, including contracts based on fixed income securities, interest rates, and currencies, to seek to enhance returns, manage duration, hedge interest rate risk, and reduce volatility.
The word “Term” in the Series’ name describes the investment horizon of those investors who may want to consider investing
14

in the Series and does not reflect the Series’ maturity restrictions with respect to its investments in fixed income securities.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock or bond markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
•	The issuer of a bond owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.
•	Interest rates rise, credit spreads widen, and/or repayment spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds will experience greater fluctuations than shorter-term bonds given their greater sensitivity to interest rate changes.
•	Market volatility and/or prepayment spreads change to such a degree that prepayment uncertainty/risks are reassessed; the greater the uncertainty/risk, the wider the requisite prepayment spread.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Options and futures risk — The Series is subject to the following risks due to its ability to invest in options and futures:
•	Options and futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of an option or futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its options and futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an
15

investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index and a 65/20/15 Blended Index, 65% of which is the Russell 3000® Index, 20% of which is the MSCI ACWI ex USA Index, and 15% of which is the Bloomberg Barclays U.S. Aggregate Bond Index. The 65/20/15 Blended Index is provided because it better reflects the asset allocation of the Series as compared with the broad-based index. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices’ portfolios. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 6/30/2009): 18.69%
Lowest (quarter ended 12/31/2008): (23.94)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception
Class S Shares
Return Before Taxes	4.56%	8.91%	4.23%	8.44%
Return After Taxes on Distributions	4.05%	7.49%	3.26%	6.82%
Return After Taxes on Distributions and Sale of Series Shares	3.00%	6.83%	3.21%	6.49%
Class I Shares – Return Before Taxes	4.77%	9.16%	4.45%	8.55%
Class R Shares – Return Before Taxes	4.29%	8.63%	3.98%	8.23%
Class R2 Shares – Return Before Taxes	3.79%	8.09%	3.46%	7.69%
Indices: (reflect no deduction for fees, expenses, or taxes)
Russell 3000® Index	12.74%	14.67%	7.07%	8.69%
65/20/15 Blended Index	9.65%	10.89%	5.67%	7.63%
16

Performance numbers for the Series and the indices are calculated from November 1, 1995, the inception date of the Series’ Class S Shares. The Series’ Class I Shares, Class R Shares and Class R2 Shares commenced operations on March 28, 2008, June 30, 2010 and January 4, 2010, respectively, and all returns shown for each such class include the returns of the Series’ Class S Shares (adjusted to reflect the higher class-related expenses of the class, where applicable) for periods prior to its inception date. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities.
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
The Advisor’s Global Core Team manages the overall asset allocation of the Series, approves the Series’ equity investments, and works with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®
Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 1995.
Head of Fixed Income Group:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.
Purchase and Sale of Series Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries
For important information about purchase and sale of Series shares, tax information and financial intermediary compensation, please refer to the section “Additional Series Summary Information” found on page 18 in this prospectus.
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Additional Series Summary Information
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S, Class R and Class R2 shares of each Series is $2,000. The Class S, Class R and Class R2 shares investment minimums are waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment of the Class I shares of the Series is $1,000,000. The Class I shares investment minimum is waived for certain qualified retirement plans. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and their related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
The Advisor’s Investment Strategies
The Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, and Pro-Blend Maximum Term Series are asset allocation funds. Each invests in a combination of equity, fixed income and cash investments and is managed according to specific goals discussed in each Series’ Summary Section of this prospectus. Equity investments include derivatives with equity characteristics and fixed income investments include derivatives with fixed income characteristics.
The Advisor’s Global Core Team allocates each Series’ assets to equity, fixed income and cash investments based on the Series’ investment goals and objectives, as well as the team’s assessment of equity valuations and other market and economic factors. For instance, the Global Core Team will generally increase the Series’ equity exposures during periods of lower market valuations, and decrease the Series’ equity exposures during periods of higher market valuations. The Global Core Team will generally adjust the Series’ derivatives holdings based on its expectations regarding interest rates, market volatility and the derivatives markets.
The following sections provide additional information regarding the Advisor’s asset allocation and security selection processes.
How the Advisor Allocates Assets within Each Series
The Series offer a range of investment strategies from fairly conservative to fairly aggressive. As you move along the investment risk spectrum, the emphasis on growth increases while the focus on income and capital preservation declines. This movement toward growth usually involves a higher percentage of the portfolio being invested in equity investments and a lower percentage invested in fixed income investments.
The pie charts below illustrate how the allocation of each Series’ portfolio has varied in the past. The Advisor believes that the most important factor affecting portfolio performance is asset allocation. A Series’ actual asset allocation will vary and may not fall within the ranges shown below depending primarily on current or anticipated market trends.

HISTORICAL HIGH AND LOW EQUITY EXPOSURES (as measured on calendar quarters)
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THE SERIES’ ASSET ALLOCATIONS AS OF DECEMBER 31, 2016
The Series’ asset allocations as of December 31, 2016 were as follows:
Series	Equity	Fixed Income	Cash
Pro-Blend Conservative Term Series	32.53%	65.77%	1.70%
Pro-Blend Moderate Term Series	43.38%	54.93%	1.69%
Pro-Blend Extended Term Series	58.06%	40.62%	1.32%
Pro-Blend Maximum Term Series	90.86%	8.42%	0.72%
Each Series’ asset allocation varies over time depending primarily on current or anticipated market trends. Accordingly, a Series’ current or future asset allocation may not match its historical asset allocation.
Equity Selection Process
The Global Core Team selects equity investments for each Series from among stocks of companies that are recommended by the Advisor’s equity analysts and have one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, market share gains in a mature market and high barriers to entry).
•	Improving market share in consolidating industries.
•	Low price relative to fundamental or breakup value.
In managing the portion of the Pro-Blend Conservative Term Series invested in dividend-paying common stocks, the Quantitative Strategies Group uses a systematic process to identify stocks of companies that it believes meet the following investment criteria:
•	Attractive valuation, based on factors such as free cash flow yield (i.e., cash generated by a company that is available to equity holders) and underlying earnings power.
•	Dividend yield equal to or exceeding the dividend yield of the broad equity market.
•	A high likelihood of being able to maintain its dividend.
•	Strong financial health, based on factors such as profitability and leverage.
On an annual basis, the Quantitative Strategies Group reviews the portfolio holdings in this portion of the Series’ portfolio against the investment criteria set forth above, and will recommend selling those holdings that no longer meet such criteria. Although stocks may be added to or removed from this portion of the Series’ portfolio at any time during the year, modifications to this portion of the portfolio are expected to primarily take place once a year.
Fixed Income Selection Process
The Global Core Team works with the Advisor’s Fixed Income Group to manage the Series’ fixed income investments.
The Fixed Income Group selects individual bonds, emphasizing bond market sectors and securities that it believes offer yields sufficient to compensate the investor for the risks specific to the sector or security. In evaluating bonds, this group considers:
•	Interest rate sensitivity of particular sectors and securities.
•	Narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.
•	For mortgage-backed and asset-backed securities, anticipated changes in prepayment rates.
Derivatives Selection Processes:
The Global Core Team works with the Advisor’s Alternative Strategies Group to manage the Series’ derivative investments.
In managing the Series’ options positions, the Alternative Strategies Group targets options for which it believes the premiums offer sufficient income to compensate the Series for the risks associated with the option. Options are written only on stocks that the Global Core Team is planning to buy (in the case of puts) or sell (in the case of calls). The following factors are considered with respect to options:
•	The proximity of the stock’s price to the Global Core Team’s target buy or sell price for the stock.
•	The attractiveness of the option based on factors such as its exercise price (strike price), time to expiration (duration) and implied volatility.
•	Factors specific to the stock, such as the expected release of company news and announcements.
The Alternative Strategies Group works with the Fixed Income Group to utilize futures to more efficiently manage duration and gain exposure to certain markets. The factors considered in selecting fixed income futures are similar to the factors considered in selecting fixed income securities, as described above.
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. and foreign companies.
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Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers, including those in emerging markets. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.
Fixed income securities — Fixed income securities may be issued by the U.S. Government or any of its agencies or instrumentalities, foreign governments, supranational entities such as the World Bank, and U.S. and foreign companies. Certain U.S. and foreign fixed income securities are not guaranteed or insured by the U.S. or foreign government. These securities may be backed solely by their issuers’ ability to borrow from their government or by the credit of their issuers.
Investments in fixed income securities may have all types of interest rate payment and reset terms and may include mortgage-backed and asset-backed securities.
High-yield securities (junk bonds) — High-yield securities are lower-rated debt securities often referred to as “junk bonds.” These securities offer a higher yield compared to investment grade securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. In addition, foreign countries with political or economic instability may issue high-yield securities. Issuers of high-yield securities may, therefore, have more difficulty making scheduled payments of principal and interest. Compared to investment grade securities, high-yield securities are influenced more by changes in the financial and business position of the issuer than by changes in interest rates.
Mortgage-backed securities — Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include residential mortgages and commercial mortgages.
Asset-backed securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.
Real estate companies (RECs) — RECs (including REITs and REOCs) are companies — trusts in the case of REITs — that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REOCs are real estate companies that engage in the development, management or financing of real estate. They typically provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that are taxed at the corporate level, unlike REITs.
Options — An option is the right to buy or sell an instrument at a specific price before a specific date. When the Advisor wishes to sell a security at a specified price, it may seek to generate additional gains for a Series by writing (selling) “covered” call options on the underlying security. When the Advisor wishes to purchase a security at a specified price, it may seek to generate additional gains for a Series by writing (selling) “naked” put options on the underlying security. A call option is “covered” if the Series either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security, whereas a put option is “naked” if the Series has no position in the underlying security.
Futures — Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset on a specified date and at a specified price. In order to attempt to enhance returns and manage duration and the risk associated with rising interest rates and/or market volatility, a Series may trade different types of futures contracts, including contracts based on fixed income securities, interest rates and currencies.
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More Information About the Series’ Principal Risks
In addition to the principal risks discussed in the individual Series' summary sections, certain Series are subject to additional risks as illustrated by the following table. The degree to which each risk applies to a specific Series depends on the holdings of that Series. More information on each risk is provided below the table.
	Pro-Blend Conservative Term Series	Pro-Blend Moderate Term Series	Pro-Blend Extended Term Series	Pro-Blend Maximum Term Series
Management risk	x	x	x	x
Equity risk	x	x	x	x
Large-cap risk	x	x	x	x
Small- and mid-cap risk	x	x	x	x
Foreign securities risk	x	x	x	x
Emerging markets risk	x	x	x	x
Currency risk	x	x	x	x
Risks of dividend-paying common stocks	x
Real estate investment risk	x
Risks related to real estate companies	x
Interest rate risk	x	x	x	x
Credit risk	x	x	x	x
Prepayment and extension risk	x	x	x	x
U.S. Government securities risk	x	x	x	x
Mortgage-backed securities risk	x	x	x	x
Risks of asset-backed securities	x	x	x	x
Options risk	x	x	x	x
Futures risk	x	x	x	x
Sector focus risk	x	x	x	x
Liquidity risk	x	x	x	x
Large redemption risk	x	x	x	x
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These

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include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Risks of dividend-paying common stocks — Dividend-paying common stocks may be subject to additional risk that may cause them to underperform other types of stocks. In addition, if stocks held by a Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
Real estate investment risk — Real estate securities are subject to the risks associated with the direct ownership of real estate, including, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
Risks related to real estate companies — The following risks may apply to all real estate companies (RECs) or specifically to real estate investment trusts (REITs):
•	Investments in RECs are subject to the risks associated with the direct ownership of real estate, which are described above.
•	RECs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type.
•	RECs are subject to heavy cash flow dependency and defaults by borrowers.
•	REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940 (1940 Act). The failure of a company to qualify as a REIT under federal tax law or to maintain its exemption from registration under the 1940 Act may have adverse consequences.
•	In the event of a default by a borrower or lessee, a REC may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
•	RECs have their own expenses, and a Series will bear a proportionate share of those expenses.
•	RECs may be affected by changes in the value of the underlying properties in their portfolios. Mortgage REITs may also be affected by the credit quality of any loans in their portfolios.
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•	REITs are subject to substantial dividend requirements which may result in a need to raise additional capital or face self-liquidation.
Interest rate risk — Investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a Series’ yield will change over time. During periods when interest rates are low, a Series’ yield (and total return) also may be low. Changes in interest rates also may affect a Series’ share price: a sharp rise in interest rates could cause a Series’ share price to fall. This risk is greater when a Series holds bonds with longer maturities, and is heightened given that interest rates in the U.S. are at, or near, historic lows. To the extent that the Advisor anticipates interest rate trends imprecisely, a Series’ share price could fall.
Credit risk — Investments in fixed income securities are subject to the risk of a decline in the credit quality of the issuer and the risk that the issuer or guarantor of the security fails to make timely principal or interest payments or otherwise honor its obligations. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
Prepayment and extension risk — Investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a Series to hold securities paying lower-than-market rates of interest, which could hurt a Series' yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Series may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Series because it will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources and, therefore, such obligations are not backed by the full faith and credit of the United States government. Also, any government guarantees on securities a Series owns do not extend to the shares of the Series itself.
Mortgage-backed securities risk — Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Series’ mortgage-backed securities and, therefore, to assess the volatility risk of the Series. Commercial mortgage-backed securities are less susceptible to prepayment risk because commercial mortgages may have prepayment penalties or prepayment lock out periods. The repayment of loans secured by income-producing properties, however, is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate or the existence of independent income or assets of the borrower. The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.
Risks of asset-backed securities — Repayment of asset-backed securities depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Series will be unable to possess and sell the underlying collateral and that the Series' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Series may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.
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Options risk — A Series’ use of options involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of options transactions include: (i) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (ii) while the Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; (iii) while the Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value; and (iv) there may not be a liquid secondary market for options. Liquidity risk is further described below.
Futures risk — A Series’ use of futures involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Risks associated with a Series’ use of futures contracts include: (i) futures involve a high degree of leverage because they require only a small initial investment in the form of a deposit or margin; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures; (iii) there may not be a liquid secondary market for a futures contract; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts. Liquidity risk is further described below.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
Each Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, a Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If a Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The Series’ Board of Directors may change each Series’ investment goal (described in the “Investment Goal” section of each Series’ summary section) without obtaining the approval of the Series’ shareholders. If there is a material change in a Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving their goals.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series are not subject to registration or regulation under the CEA. The Advisor has registered as a CPO with respect to certain products not included in this prospectus.
As of December 31, 2016, Manning & Napier managed $31.7 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
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Portfolio Managers
The Advisor’s Global Core Team manages the overall asset allocation of the Series, approves the Series’ equity investments, and works with the Advisor’s other groups, including the Fixed Income Group, to construct the Series’ portfolio. The members of the Global Core Team and the head of the Fixed Income Group are listed below.
Global Core Team:
Christian A. Andreach, CFA®, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group
Joined the Advisor in 1999. Senior Analyst since 1999. Managing Director since 2002. Co-Head of Global Equities since 2010. Member of the Series' Portfolio Management Team since 2002.
Ebrahim Busheri, CFA®, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held in the last five years: Senior Analyst, 2011 – 2015; Managing Director, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series’ Portfolio Management Team since 2012.
Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist
Joined the Advisor in 1986. Senior Analyst since 1988. Co-Head of Global Equities since 2015. Chief Investment Strategist since 2016. Previous positions held in the last five years: Co-Chief Investment Strategist, 2015 – 2016; Managing Director, 1992 – 2015; Head of Global Investment Strategy, 2010 – 2015. Member of the Series' Portfolio Management Team since 2002.
Head of Fixed Income Group:
Marc Bushallow, CFA®, Managing Director of Fixed Income
Joined the Advisor in 2008. Managing Director of Fixed Income since 2015. Previous position held in the last five years: Senior High Yield Analyst, 2008 – 2015. Member of the Series’ Portfolio Management Team since 2015.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee, which is computed daily and payable monthly by each Series as described below. The Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of shareholder services fees and distribution and service (12b-1) fees, as shown below. These contractual limitations will remain in effect until at least February 28, 2018 and may be extended. A discussion regarding the basis for the Board of Directors’ approval of each Series’ investment advisory agreement is available in the Series’ semi-annual report dated April 30, 2016, which covers the period November 1, 2015 through April 30, 2016.
Annual Management Fees (As a Percentage of Average Daily Net Assets)
Series	Contractual Management Fee	Contractual Expense Limitation[1]	Actual Management Fee Paid for Year Ended 10/31/16
Pro-Blend Conservative Term Series	0.60%	0.70%	0.60%
Pro-Blend Moderate Term Series	0.75%	0.85%	0.75%
Pro-Blend Extended Term Series	0.75%	0.85%	0.75%
Pro-Blend Maximum Term Series	0.75%	0.85%	0.75%
1The amounts shown are exclusive of shareholder services fees and distribution and service (12b-1) fees.
The Distributor
The Class S, Class I, Class R and Class R2 shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholder Services Fees
Class S shares of each Series are subject to a shareholder services fee (the “Shareholder Services Fee”), in the amount set forth below, in accordance with a shareholder services plan adopted by the Fund’s Board of Directors. The Shareholder Services Fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. The Shareholder Services Fee paid to a particular financial intermediary is calculated at the annual rate set forth below and is based on
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the average daily NAV of the Class S shares owned by the shareholders holding shares through such financial intermediary.
SERIES	CLASS S SHARES SHAREHOLDER SERVICES FEE
Pro-Blend Conservative Term Series	0.20%
Pro-Blend Moderate Term Series	0.25%
Pro-Blend Extended Term Series	0.25%
Pro-Blend Maximum Term Series	0.25%
Distribution and Shareholder Service (12b-1) Fees
Class R and Class R2 shares of each Series are subject to an annual distribution and service (12b-1) fee (the “Rule 12b-1 Fee”) of up to 0.50% and 1.00% of the Class’s average daily net assets, respectively, in accordance with a distribution and shareholder services plan adopted by the Fund’s Board of Directors pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Rule 12b-1 Plan”). The Rule 12b-1 Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class R and Class R2 shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class R and Class R2 shares of the Series. Generally, the Rule 12b-1 Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services.
Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Class R and Class R2 shares, printing of prospectuses and reports for other than existing Class R and Class R2 shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Fund to such persons. The Rule 12b-1 Plan is of the type known as a “compensation” plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor’s or intermediary’s expenses. Because these fees are paid out of each Series’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
Class I shares of each Series are not subject to a Shareholder Services Fee or a Rule 12b-1 Fee.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any Shareholder Services Fee or Rule 12b-1 Fee payable by the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
Each Series offers four classes of shares: Class S, Class I, Class R and Class R2 shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S, Class I, Class R and Class R2 shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
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CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	SHAREHOLDER SERVICES FEE	RULE 12b-1 FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement $1,000	Pro-Blend Conservative Term Series: 0.20%; Pro-Blend Moderate Term Series: 0.25%; Pro-Blend Extended Term Series : 0.25%; Pro-Blend Maximum Term Series: 0.25%	None
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts, employee benefit plans, and individual investors.	Initial – $1,000,000 Minimum Balance Requirement $1,000,000	None	None
Class R	Employee benefit plans and individual or institutional investors.	Initial – $2,000 Minimum Balance Requirement $1,000	None	0.50%
Class R2	Employee benefit plans and individual or institutional investors.	Initial – $2,000 Minimum Balance Requirement $1,000	None	1.00%
The minimum initial investment and minimum balance requirement for the Class S, Class R and Class R2 shares of the Series are waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment and minimum balance requirement for the Class I Shares are waived for certain qualified retirement plans. The Fund reserves the right to change or waive a Class’s investment minimums in its sole discretion.
Shares of each Class are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you are purchasing your shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you commissions, transaction fees, account fees and other fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series are not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.

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If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for each Series’ Class S, Class R and Class R2 shares is $2,000. These investment minimums are waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The initial minimum investment for each Series’ Class I shares is $1,000,000. This investment minimum is waived for certain qualified retirement plans. Employees of the Advisor or its affiliates may invest in the Series’ Class S shares with a minimum initial investment of $250.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions.
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
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Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change”. Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a monthly, quarterly, semi-annual or annual basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of a Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund may postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your
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account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series are intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of a Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the
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Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect a Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
When you (or your representative) place a purchase, exchange, or redemption order by telephone or through the Internet, we may record the telephone call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. For transactions conducted over the Internet, we recommend the use of a secure Internet browser.
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In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
If your account falls below the minimum balance requirement for your share class (see table above) due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of a Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
Medallion Guarantees
A Medallion Guarantee is required to, among other things, change an account registration, and make certain types of redemption requests.
A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public. Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offer their shares at the NAV per share of the Series. Each Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of their NAVs and transaction deadlines to that time.
Each Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, a Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Series’ stock holdings consist primarily of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time a Series prices its shares, the value the Series assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
When valuing fixed income securities with remaining maturities of more than 60 days, the Series use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Series may use the
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security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series disclose their complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). A Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
Each Series generally:
•	Pays dividends twice a year, in June and December.
•	Makes capital gains distributions, if any, once a year, typically in December.
A Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on a Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long a Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
Transaction	Federal Tax Status
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
34

Distributions of investment income reported by a Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when a Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in a Series. If you have owned your shares of a Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 28% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
35

Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Series for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request.
	FOR THE YEARS ENDED
Pro-Blend ® Conservative Term Series - Class S	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.15	$14.13	$14.18	$13.62	$13.16
Income (loss) from investment operations:
Net investment income[1]	0.19	0.22	0.22	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.21	(0.41)	0.52	0.83	0.69
Total from investment operations	0.40	(0.19)	0.74	1.05	0.91
Less distributions to shareholders:
From net investment income	(0.19)	(0.18)	(0.20)	(0.20)	(0.24)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)
Total distributions to shareholders	(0.19)	(0.79)	(0.79)	(0.49)	(0.45)
Net asset value - End of year	$13.36	$13.15	$14.13	$14.18	$13.62
Net assets - End of year (000’s omitted)	$724,270	$911,956	$1,124,851	$1,027,160	$973,964
Total return[2]	3.07%	(1.33%)	5.46%	7.93%	7.15%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.88%	0.87%	0.87%	0.88%
Net investment income	1.47%	1.60%	1.57%	1.58%	1.65%
Series portfolio turnover	65%	51%	45%	54%	54%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
36

	FOR THE YEARS ENDED
Pro-Blend ® Conservative Term Series - Class I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.22	$11.17	$11.38	$11.03	$10.75
Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.20	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.15	(0.32)	0.40	0.66	0.55
Total from investment operations	0.32	(0.13)	0.60	0.86	0.75
Less distributions to shareholders:
From net investment income	(0.21)	(0.21)	(0.22)	(0.22)	(0.26)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)
Total distributions to shareholders	(0.21)	(0.82)	(0.81)	(0.51)	(0.47)
Net asset value - End of year	$10.33	$10.22	$11.17	$11.38	$11.03
Net assets - End of year (000’s omitted)	$291,632	$325,700	$353,538	$318,106	$249,566
Total return[2]	3.26%	(1.15%)	5.66%	8.15%	7.34%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.67%	0.68%	0.67%	0.67%	0.68%
Net investment income	1.66%	1.81%	1.77%	1.77%	1.84%
Series portfolio turnover	65%	51%	45%	54%	54%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
37

	FOR THE YEARS ENDED
Pro-Blend ® Conservative Term Series - Class R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.81	$10.75	$10.99	$10.67	$10.44
Income (loss) from investment operations:
Net investment income[1]	0.12	0.13	0.14	0.14	0.14
Net realized and unrealized gain (loss) on investments	0.15	(0.30)	0.38	0.64	0.54
Total from investment operations	0.27	(0.17)	0.52	0.78	0.68
Less distributions to shareholders:
From net investment income	(0.16)	(0.16)	(0.17)	(0.17)	(0.24)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)
Total distributions to shareholders	(0.16)	(0.77)	(0.76)	(0.46)	(0.45)
Net asset value - End of year	$9.92	$9.81	$10.75	$10.99	$10.67
Net assets - End of year (000’s omitted)	$19,054	$55,315	$59,101	$48,272	$32,988
Total return[2]	2.79%	(1.60%)	5.08%	7.64%	6.85%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.17%	1.18%	1.17%	1.17%	1.19%
Net investment income	1.19%	1.30%	1.27%	1.28%	1.32%
Series portfolio turnover	65%	51%	45%	54%	54%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
38

	FOR THE YEARS ENDED
Pro-Blend ® Conservative Term Series - Class R2 (formerly, Class C)	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.81	$10.75	$10.99	$10.68	$10.42
Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.15	(0.31)	0.39	0.65	0.55
Total from investment operations	0.21	(0.23)	0.47	0.73	0.64
Less distributions to shareholders:
From net investment income	(0.11)	(0.10)	(0.12)	(0.13)	(0.17)
From net realized gain on investments	—	(0.61)	(0.59)	(0.29)	(0.21)
Total distributions to shareholders	(0.11)	(0.71)	(0.71)	(0.42)	(0.38)
Net asset value - End of year	$9.91	$9.81	$10.75	$10.99	$10.68
Net assets - End of year (000’s omitted)	$127,100	$137,697	$139,291	$102,919	$72,239
Total return[2]	2.24%	(2.10%)	4.58%	7.06%	6.42%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.67%	1.68%	1.67%	1.67%	1.69%
Net investment income	0.66%	0.81%	0.77%	0.78%	0.84%
Series portfolio turnover	65%	51%	45%	54%	54%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
39

	FOR THE YEARS ENDED
Pro-Blend ® Moderate Term Series - Class S	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.15	$14.53	$14.52	$13.28	$12.92
Income (loss) from investment operations:
Net investment income[1]	0.13	0.15	0.16	0.14	0.17
Net realized and unrealized gain (loss) on investments	0.23	(0.44)	0.59	1.55	0.77
Total from investment operations	0.36	(0.29)	0.75	1.69	0.94
Less distributions to shareholders:
From net investment income	(0.10)	(0.12)	(0.12)	(0.13)	(0.20)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)
Total distributions to shareholders	(0.14)	(1.09)	(0.74)	(0.45)	(0.58)
Net asset value - End of year	$13.37	$13.15	$14.53	$14.52	$13.28
Net assets - End of year (000’s omitted)	$511,577	$683,089	$788,276	$793,812	$707,222
Total return[2]	2.77%	(1.99%)	5.47%	13.07%	7.73%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%	1.06%	1.06%	1.06%	1.07%
Net investment income	0.97%	1.08%	1.12%	1.04%	1.34%
Series portfolio turnover	67%	56%	53%	52%	47%
Calculated based on average shares outstanding during the years.
Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
40

	FOR THE YEARS ENDED
Pro-Blend ® Moderate Term Series - Class I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.07	$11.40	$11.56	$10.67	$10.50
Income (loss) from investment operations:
Net investment income[1]	0.12	0.14	0.16	0.14	0.16
Net realized and unrealized gain (loss) on investments	0.18	(0.35)	0.46	1.23	0.62
Total from investment operations	0.30	(0.21)	0.62	1.37	0.78
Less distributions to shareholders:
From net investment income	(0.13)	(0.15)	(0.16)	(0.16)	(0.23)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)
Total distributions to shareholders	(0.17)	(1.12)	(0.78)	(0.48)	(0.61)
Net asset value - End of year	$10.20	$10.07	$11.40	$11.56	$10.67
Net assets - End of year (000’s omitted)	$299,009	$740,524	$719,847	$614,016	$496,286
Total return[2]	3.08%	(1.76%)	5.73%	13.34%	8.06%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.81%	0.81%	0.81%	0.82%
Net investment income	1.24%	1.33%	1.37%	1.28%	1.57%
Series portfolio turnover	67%	56%	53%	52%	47%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
41

	FOR THE YEARS ENDED
Pro-Blend ® Moderate Term Series - Class R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.53	$11.87	$12.00	$11.06	$10.88
Income (loss) from investment operations:
Net investment income[1]	0.07	0.09	0.10	0.09	0.11
Net realized and unrealized gain (loss) on investments	0.20	(0.36)	0.49	1.28	0.65
Total from investment operations	0.27	(0.27)	0.59	1.37	0.76
Less distributions to shareholders:
From net investment income	(0.08)	(0.10)	(0.10)	(0.11)	(0.20)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)
Total distributions to shareholders	(0.12)	(1.07)	(0.72)	(0.43)	(0.58)
Net asset value - End of year	$10.68	$10.53	$11.87	$12.00	$11.06
Net assets - End of year (000’s omitted)	$29,499	$39,917	$47,180	$50,280	$39,999
Total return[2]	2.55%	(2.30%)	5.24%	12.77%	7.48%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.32%	1.31%	1.31%	1.31%	1.33%
Net investment income	0.72%	0.83%	0.87%	0.80%	1.04%
Series portfolio turnover	67%	56%	53%	52%	47%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
42

	FOR THE YEARS ENDED
Pro-Blend ® Moderate Term Series - Class R2 (formerly, Class C)	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.16	$11.49	$11.65	$10.75	$10.58
Income (loss) from investment operations:
Net investment income[1]	0.02	0.03	0.04	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.18	(0.35)	0.47	1.25	0.62
Total from investment operations	0.20	(0.32)	0.51	1.28	0.68
Less distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.05)	(0.06)	(0.13)
From net realized gain on investments	(0.04)	(0.97)	(0.62)	(0.32)	(0.38)
Total distributions to shareholders	(0.07)	(1.01)	(0.67)	(0.38)	(0.51)
Net asset value - End of year	$10.29	$10.16	$11.49	$11.65	$10.75
Net assets - End of year (000’s omitted)	$128,677	$148,143	$150,654	$112,601	$81,457
Total return[2]	1.98%	(2.77%)	4.69%	12.27%	6.94%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.82%	1.81%	1.81%	1.81%	1.82%
Net investment income	0.22%	0.33%	0.37%	0.29%	0.57%
Series portfolio turnover	67%	56%	53%	52%	47%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
43

	FOR THE YEARS ENDED
Pro-Blend ® Extended Term Series - Class S	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.42	$18.28	$18.10	$16.01	$15.46
Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.19	0.17	0.19
Net realized and unrealized gain (loss) on investments	0.37	(0.56)	1.02	2.56	1.01
Total from investment operations	0.51	(0.40)	1.21	2.73	1.20
Less distributions to shareholders:
From net investment income	(0.09)	(0.11)	(0.13)	(0.14)	(0.19)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)
Total distributions to shareholders	(0.31)	(1.46)	(1.03)	(0.64)	(0.65)
Net asset value - End of year	$16.62	$16.42	$18.28	$18.10	$16.01
Net assets - End of year (000’s omitted)	$498,344	$718,811	$872,014	$820,370	$792,804
Total return[2]	3.23%	(2.16%)	7.08%	17.56%	8.26%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%	1.07%	1.06%	1.06%	1.07%
Net investment income	0.86%	0.96%	1.04%	1.03%	1.20%
Series portfolio turnover	63%	66%	65%	64%	58%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
44

	FOR THE YEARS ENDED
Pro-Blend ® Extended Term Series - Class I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.57	$11.30	$11.60	$10.50	$10.38
Income (loss) from investment operations:
Net investment income[1]	0.10	0.12	0.15	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.21	(0.34)	0.62	1.64	0.66
Total from investment operations	0.31	(0.22)	0.77	1.78	0.81
Less distributions to shareholders:
From net investment income	(0.13)	(0.16)	(0.17)	(0.18)	(0.23)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)
Total distributions to shareholders	(0.35)	(1.51)	(1.07)	(0.68)	(0.69)
Net asset value - End of year	$9.53	$9.57	$11.30	$11.60	$10.50
Net assets - End of year (000’s omitted)	$386,926	$545,570	$659,331	$547,522	$429,157
Total return[2]	3.52%	(1.91%)	7.32%	17.80%	8.60%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.82%	0.81%	0.81%	0.82%
Net investment income	1.12%	1.22%	1.29%	1.27%	1.45%
Series portfolio turnover	63%	66%	65%	64%	58%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
45

	FOR THE YEARS ENDED
Pro-Blend ® Extended Term Series - Class R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.87	$12.62	$12.83	$11.54	$11.36
Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.10	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.24	(0.38)	0.70	1.82	0.74
Total from investment operations	0.30	(0.30)	0.80	1.91	0.84
Less distributions to shareholders:
From net investment income	(0.07)	(0.10)	(0.11)	(0.12)	(0.20)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)
Total distributions to shareholders	(0.29)	(1.45)	(1.01)	(0.62)	(0.66)
Net asset value - End of year	$10.88	$10.87	$12.62	$12.83	$11.54
Net assets - End of year (000’s omitted)	$24,692	$40,379	$65,563	$58,700	$38,261
Total return[2]	2.93%	(2.39%)	6.81%	17.28%	8.03%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.32%	1.32%	1.31%	1.31%	1.33%
Net investment income	0.61%	0.71%	0.79%	0.77%	0.90%
Series portfolio turnover	63%	66%	65%	64%	58%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
46

	FOR THE YEARS ENDED
Pro-Blend ® Extended Term Series - Class R2 (formerly, Class C)	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.21	$11.95	$12.21	$11.02	$10.86
Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	0.03	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.22	(0.36)	0.67	1.73	0.70
Total from investment operations	0.23	(0.34)	0.70	1.76	0.75
Less distributions to shareholders:
From net investment income	(0.03)	(0.05)	(0.06)	(0.07)	(0.13)
From net realized gain on investments	(0.22)	(1.35)	(0.90)	(0.50)	(0.46)
Total distributions to shareholders	(0.25)	(1.40)	(0.96)	(0.57)	(0.59)
Net asset value - End of year	$10.19	$10.21	$11.95	$12.21	$11.02
Net assets - End of year (000’s omitted)	$146,554	$165,898	$164,191	$124,854	$85,588
Total return[2]	2.43%	(2.91%)	6.28%	16.65%	7.51%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.82%	1.82%	1.81%	1.81%	1.82%
Net investment income	0.11%	0.21%	0.29%	0.27%	0.44%
Series portfolio turnover	63%	66%	65%	64%	58%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
47

	FOR THE YEARS ENDED
Pro-Blend ® Maximum Term Series - Class S	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.30	$20.86	$21.01	$17.00	$15.66
Income from investment operations:
Net investment income[1]	0.03	0.09	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.59	(0.54)	1.60	4.29	1.35
Total from investment operations	0.62	(0.45)	1.69	4.37	1.41
Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	(0.04)	(0.04)	(0.07)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—
Total distributions to shareholders	(0.21)	(2.11)	(1.84)	(0.36)	(0.07)
Net asset value - End of year	$18.71	$18.30	$20.86	$21.01	$17.00
Net assets - End of year (000’s omitted)	$367,227	$503,378	$597,578	$530,510	$467,244
Total return[2]	3.45%	(2.03%)	8.80%	26.13%	9.04%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.08%	1.08%	1.07%	1.07%	1.09%
Net investment income	0.15%	0.45%	0.45%	0.43%	0.36%
Series portfolio turnover	49%	59%	74%	67%	64%
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
48

	FOR THE YEARS ENDED
Pro-Blend ® Maximum Term Series - Class I	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.09	$12.51	$13.35	$10.95	$10.12
Income from investment operations:
Net investment income[1]	0.04	0.08	0.09	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.32	(0.33)	0.96	2.72	0.88
Total from investment operations	0.36	(0.25)	1.05	2.80	0.94
Less distributions to shareholders:
From net investment income	(0.07)	(0.11)	(0.09)	(0.08)	(0.11)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—
Total distributions to shareholders	(0.26)	(2.17)	(1.89)	(0.40)	(0.11)
Net asset value - End of year	$10.19	$10.09	$12.51	$13.35	$10.95
Net assets - End of year (000’s omitted)	$301,846	$390,931	$504,866	$418,785	$320,999
Total return[2]	3.69%	(1.82%)	9.10%	26.35%	9.42%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.83%	0.83%	0.82%	0.82%	0.84%
Net investment income	0.40%	0.71%	0.70%	0.66%	0.57%
Series portfolio turnover	49%	59%	74%	67%	64%
[1]	Calculated based on average shares outstanding during the years.
[2]	Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

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	FOR THE YEARS ENDED
Pro-Blend ® Maximum Term Series - Class R	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughouteach year):
Net asset value - Beginning of year	$12.28	$14.73	$15.39	$12.56	$11.63
Income (loss) from investment operations:
Net investment income[1]	(0.01)	0.03	0.03	0.02	0.00 [2]
Net realized and unrealized gain (loss) on investments	0.40	(0.38)	1.13	3.15	1.00
Total from investment operations	0.39	(0.35)	1.16	3.17	1.00
Less distributions to shareholders:
From net investment income	(0.00) [2]	(0.04)	(0.02)	(0.02)	(0.07)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—
Total distributions to shareholders	(0.19)	(2.10)	(1.82)	(0.34)	(0.07)
Net asset value - End of year	$12.48	$12.28	$14.73	$15.39	$12.56
Net assets - End of year (000’s omitted)	$22,153	$31,517	$38,166	$33,162	$17,520
Total return[3]	3.26%	(2.28%)	8.53%	25.81%	8.72%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.33%	1.33%	1.32%	1.32%	1.34%
Net investment income (loss)	(0.10%)	0.20%	0.20%	0.14%	0.02%
Series portfolio turnover	49%	59%	74%	67%	64%
1Calculated based on average shares outstanding during the years.
2Less than $0.01.
3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
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	FOR THE YEARS ENDED
Pro-Blend ® Maximum Term Series - Class R2 (formerly, Class C)	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.60	$13.03	$13.86	$11.38	$10.52
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.03)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.33	(0.34)	1.01	2.84	0.91
Total from investment operations	0.27	(0.37)	0.97	2.80	0.87
Less distributions to shareholders:
From net investment income	—	(0.00) [2]	(0.00) [2]	—	(0.01)
From net realized gain on investments	(0.19)	(2.06)	(1.80)	(0.32)	—
Total distributions to shareholders	(0.19)	(2.06)	(1.80)	(0.32)	(0.01)
Net asset value - End of year	$10.68	$10.60	$13.03	$13.86	$11.38
Net assets - End of year (000’s omitted)	$54,753	$57,507	$55,781	$36,989	$23,045
Total return[3]	2.62%	(2.76%)	8.06%	25.17%	8.27%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.83%	1.83%	1.82%	1.82%	1.84%
Net investment loss	(0.61%)	(0.30%)	(0.30%)	(0.35%)	(0.40%)
Series portfolio turnover	49%	59%	74%	67%	64%
1Calculated based on average shares outstanding during the years.
2Less than $0.01.
3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.
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Manning & Napier Fund, Inc.
Pro-Blend® Conservative Term Series
Pro-Blend® Moderate Term Series
Pro-Blend® Extended Term Series
Pro-Blend® Maximum Term Series
Class S, Class I, Class R and Class R2 Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about each Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Series’ performance during its last fiscal year. The SAI provides more detailed information about each Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling
1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website (http://www.sec.gov).
Shareholder Mailings
The Fund may send only one copy of a Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor their distributor is offering to sell shares of a Series to any person to whom a Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
EXDAX03/01/2017

Manning & Napier Fund, Inc.
Prospectus | March 1, 2017

Ticker
Overseas Series – Class I (formerly, Class A)	EXOSX

www.manning-napier.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Overseas Series - Class I (formerly, Class A)
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term growth.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
Overseas Series – Class I
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses[1]	0.75%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same . Although your actual costs may be higher or lower, based on these assumptions your costs would be:
AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$77	$240	$417	$930
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 37% of the average value of its portfolio.
Principal Investment Strategies
The Series invests primarily in common stocks of issuers from outside the United States. The Series will, under normal circumstances, invest at least 80% of its assets in securities of issuers from countries outside the United States; typically, the actual percentage will be considerably higher. The Series may invest in securities denominated in foreign currencies and American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers. The Series may invest in stocks of companies both in developed countries and in emerging market countries. The maximum allocation to any one country, measured at the time of purchase, is the higher of 15% or double the country’s weighting in the MSCI EAFE Index. Total holdings in emerging market countries are limited to 35% of the portfolio measured at the time of purchase. The Series may invest in small-, large-, or mid-size companies.
The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Advisor uses a “bottom-up” strategy, focusing on individual security selection to choose stocks from companies around the world. The Advisor analyzes factors such as the management, financial condition, and market position of individual companies to select companies that it believes will make attractive long-term investments.
In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:
•	Strong strategic profiles (e.g., strong market position, benefits from technology, market-share gains in a mature market and high barriers to entry).
•	Improving market share in consolidating industries.
•	Low price relative to fundamental or break-up value.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market

1

movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	Foreign stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. The Advisor’s attempt to manage the currency risk described above may not accurately predict movements in currency exchange rates, which could cause the Series to sustain losses.
Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:
•	Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
•	Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.
•	It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.
•	There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:
•	The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
•	Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compared to those of a broad-based securities index. Performance figures prior to July 10, 2002 reflect the
2

performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: International Equity Collective Investment Trust (the Collective) which was managed by the Advisor and reorganized into the Series on that date. The Collective was not open to the public generally, or registered under the Investment Company Act of 1940 (1940 Act), or subject to certain restrictions that are imposed by the 1940 Act. If the Collective had been registered under the 1940 Act, performance may have been adversely affected. Because the fees of the Collective were lower than the Series’ fees, historical performance would have been lower if the Collective had been subject to the same fees. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 9/30/2009): 25.72%
Lowest (quarter ended 12/31/2008): (25.38)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	10 Years	Since Inception
Return Before Taxes	3.50%	4.90%	1.24%	7.21%
Return After Taxes on Distributions	3.27%	4.03%	0.39%	N/A
Return After Taxes on Distributions and Sale of Series Shares	2.51%	3.96%	1.02%	N/A
MSCI ACWI ex USA (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%	5.18%
Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date. Performance numbers for the Index are calculated from September 30, 1998. Historical after-tax returns are not presented for certain periods because prior to its reorganization, the Collective was not required to distribute income to investors annually. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Ebrahim Busheri, CFA®
Director of Investments, has managed the Series since 2012.
Jeffrey W. Donlon, CFA®
Senior Analyst/Managing Director of Global Strategies Group, has managed the Series since 2004.
Ajay M. Sadarangani, CFA®
Senior Analyst/Managing Director, Small and Mid-Cap Research, has managed the Series since 2015.
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Marc Tommasi
Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist, has managed the Series since 2002.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Series is $1,000,000. This minimum is waived for certain qualified retirement plans. You may purchase or redeem shares of the Series directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845,
Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4

More Information About the Series’
Principal Investment Strategies and Principal Risks
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of non-U.S. companies.
Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers, including those in emerging markets. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.
Exchange-traded funds (ETFs) — ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index.
More Information About the Series’ Principal Risks
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-cap risk — Large-cap stocks tend to go in and out of favor based on market and economic conditions. The returns on large-cap stocks may underperform other types of investments, such as small- or mid-cap stocks.
Small- and mid-cap risk — Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of smaller companies owned by a Series may be volatile.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. A Series’ investments in foreign securities may be subject to foreign withholding and other taxes. Although in some countries all or a portion of these taxes are recoverable, the non-recovered portion will reduce the income received by the Series. In addition, a Series’ investments in foreign securities may increase or accelerate the Series’ recognition of ordinary income or may affect the timing or amount of the Series’ distributions.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market

5

or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Risks related to ETFs — ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Series invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Series' investments in illiquid securities may reduce the returns of that Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in securities of issuers from countries outside the United States. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal (described above under “Investment Goal” in the summary section) without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
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Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA. The Advisor has registered as a CPO with respect to certain products not included in this prospectus.
As of December 31, 2016, Manning & Napier managed $31.7 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The following investment professionals serve on the Series’ Portfolio Management Team, and are jointly and primarily responsible for making investment decisions for the Series.
Ebrahim Busheri, CFA®, Director of Investments
Joined the Advisor in 2011. Director of Investments since 2015. Previous positions held in the last five years: Senior Analyst, 2011 – 2015; Managing Director, 2012 – 2015. Previously worked for Manning & Napier from 1988 to 2001 in multiple capacities including the Co-Director of Research and the Managing Director of the Technology and Consumer Groups. Member of the Series’ Portfolio Management Team since 2012.
Jeffrey W. Donlon, CFA®, Senior Analyst/Managing Director of Global Strategies Group
Joined the Advisor in 1998. Senior Analyst since 1998. Managing Director since 2004. Member of Series’ Portfolio Management Team since 2004.
Ajay M. Sadarangani, CFA®, Senior Analyst/Managing Director, Small and Mid-Cap Research
Joined the Advisor in 2001. Senior Analyst since 2010. Managing Director since 2015. Member of the Series' Portfolio Management Team since 2015.
Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist
Joined the Advisor in 1986. Senior Analyst since 1988. Co-Head of Global Equities since 2015. Chief Investment Strategist since 2016. Previous positions held in the last five years: Co-Chief Investment Strategist, 2015 – 2016; Managing Director, 1992 – 2015; Head of Global Investment Strategy, 2010 – 2015. Member of the Series' Portfolio Management Team since 2002.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.70% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to limit the Series’ total direct annual fund operating expenses to 0.75% of the average daily net assets of the Series. This contractual waiver will remain in effect at least until February 28, 2018 and may be extended. The Advisor received its full management fee for the fiscal year ended October 31, 2016. A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ semi-annual report dated April 30, 2016, which covers the period November 1, 2015 through April 30, 2016.
The Distributor
The Series’ shares are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial
7

intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Information About Class I Shares
Class I shares are offered to institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts, large employee benefit plans, and individual investors.
Class I shares of the Series are available for direct investment from the Fund or through certain financial intermediaries that have entered into an agreement with the Fund’s Distributor. Financial intermediaries include financial planners, investment advisors, broker-dealers or other financial institutions. If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you commissions, transaction fees, account fees and other fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically redeem your shares. The Fund will notify you in writing before any mandatory redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders holding shares through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders holding shares directly with the Fund may purchase shares directly from the Fund, as described below.
The initial minimum investment for the Series is $1,000,000. This investment minimum may be waived for certain qualified retirement plans. The Fund reserves the right to change or waive the Series’ investment minimum in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
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Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions.
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change”. Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a monthly, quarterly, semi-annual or annual basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
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Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund may postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other
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intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term
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shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
When you (or your representative) place a purchase, exchange, or redemption order by telephone or through the Internet, we may record the telephone call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
If your account falls below $1,000,000 due to the redemption of shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000,000 after 60 days, the Fund may redeem your shares and send you the redemption proceeds.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
Medallion Guarantees
A Medallion Guarantee is required to, among other things, change an account registration, and make certain types of redemption requests.
A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public. Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of securities owned by a Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time a Series prices its shares, the value the Series assigns to securities may not be the same
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as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends once a year, in December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the Series. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
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TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. Dividends and distributions are taxable as described above whether received in cash or reinvested.
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Series. In addition, the Series may be able to pass along a tax credit or deduction for foreign income taxes that it pays. The Series will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.
The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 28% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights table is intended to help you understand the Series' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request.
	FOR THE YEARS ENDED
Overseas Series – Class I (formerly, Class A)	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.34	$24.31	$27.39	$22.47	$22.63
Income (loss) from investment operations:
Net investment income[1]	0.32	0.32	0.36	0.41	0.36
Net realized and unrealized gain (loss) on investments	(0.41)	(1.14)	(1.98)	4.88	0.51
Total from investment operations	(0.09)	(0.82)	(1.62)	5.29	0.87
Less distributions to shareholders:
From net investment income	(0.37)	(0.36)	(0.37)	(0.37)	(0.52)
From net realized gain on investments	—	(1.79)	(1.09)	—	(0.51)
Total distributions to shareholders	(0.37)	(2.15)	(1.46)	(0.37)	(1.03)
Net asset value - End of year	$20.88	$21.34	$24.31	$27.39	$22.47
Net assets - End of year (000’s omitted)	$933,605	$1,725,278	$2,652,308	$2,661,662	$1,993,999
Total return[2]	(0.35%)	(3.02%)	(6.13%)	23.87%	4.61%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.74%	0.74%	0.75%	0.75%
Net investment income	1.54%	1.41%	1.37%	1.65%	1.68%
Portfolio turnover	37%	59%	39%	43%	42%
*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:	N/A	N/A	N/A	N/A	0.00% [3]
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
3Less than 0.01%.
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Manning & Napier Fund, Inc.
Overseas Series – Class I Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling
1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website (http://www.sec.gov).
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
EXOSX03/01/2017

Manning & Napier Fund, Inc.
Prospectus | March 1, 2017

Name	Ticker
Disciplined Value Series
Class S	MDFSX
Class I	MNDFX

www.manning-napier.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Disciplined Value Series
Summary Section
Investment Goal
To provide competitive returns consistent with the broad equity market while also providing a level of capital protection during market downturns.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
DISCIPLINED VALUE SERIES	CLASS S		CLASS I
Shareholder Fees (fees paid directly from your investment)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.45%		0.45%
Distribution and Service (12b-1) Fees		None		None
Other Expenses		0.37%		0.12%
Shareholder Services Fee	0.25%		None
Remainder of Other Expenses	0.12%		0.12%
Total Annual Fund Operating Expenses[1]		0.82%		0.57%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same . Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class S	$84	$262	$455	$1,014
Class I	$58	$183	$318	$714
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 39% of the average value of its portfolio.
Principal Investment Strategies
The Series will, under normal circumstances, invest at least 80% of its assets in dividend-paying common stocks. The Series invests primarily in the common stocks of mid- to large- capitalization companies (generally companies with market capitalizations at the time of purchase within the market capitalization range of the companies comprising the Russell 1000® Value Index). The Advisor constructs a portfolio consisting primarily of U.S. companies trading on U.S. stock exchanges that it believes will provide competitive returns consistent with the broad equity market while also providing a level of capital protection during sustained market downturns.
In selecting securities for the Series, the Advisor uses a systematic process to identify stocks of companies that it believes are undervalued in the market, based on factors such as free cash flow generation and earnings power, and that meet other investment criteria relating to minimum dividend yield, dividend sustainability, and financial health. The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet the Advisor’s investment criteria. Although stocks may be added to or removed from the Series’ portfolio at any time during the year, the Advisor expects that modifications to the Series’ portfolio will primarily take place once a year during the Advisor’s annual portfolio review and rebalancing.
Principal Risks of Investing in the Series
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
Investment style risk — Investing primarily in dividend-paying common stocks may cause the Series to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held

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by the Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
The Advisor’s judgments regarding the systematic approach used to select stocks may prove to be incorrect. In addition, the Advisor’s approach to value investing, or value investing in general, may go in and out of favor in the market. These risks may cause the Series to underperform its benchmark or funds with other investment styles.
The Advisor will make modifications to the Series’ portfolio primarily once a year. Accordingly, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements (positive or negative). The Series may perform differently than funds that more actively rebalance their portfolios in response to market movements.
Mid-cap risk — The Series may also have special risks due to its investments in stocks of mid-size companies. These risks include the following:
•	The stocks of mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
Sector focus risk — The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet the Advisor’s investment criteria. As a result, poor performance or adverse economic events affecting one or more of these sectors could have a greater impact on the Series than it would if the Series’ investments were allocated across a broader range of industry sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class I shares of the Series for each calendar year since inception. The total return table shows how the average annual total returns for the Series’ Class I and Class S shares for different periods compare to those of a broad-based securities index. The Series’ Class S shares commenced operations on March 1, 2012, and all performance below for the periods prior to that date reflect the performance of the Series’ Class I shares adjusted to reflect the higher expenses of the Class S shares. Because Class S shares of the Series invest in the same portfolio of securities, returns for the Class S shares will be substantially similar to those of the Class I shares. Performance will be different only to the extent that the Class S shares have higher expenses. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 9/30/2009): 13.23%
Lowest (quarter ended 3/31/2009): (11.13)%
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Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	5 Years	Since Inception
Class I Shares
Return Before Taxes	15.49%	11.80%	12.29%
Return After Taxes on Distributions	13.92%	10.00%	10.74%
Return After Taxes on Distributions and Sale of Series Shares	10.02%	9.25%	9.93%
Class S Shares
Return Before Taxes	15.25%	11.50%	11.99%
Index: (reflects no deduction for fees, expenses, or taxes)
Russell 1000® Value Index	17.34%	14.80%	13.01%
Performance numbers for the Series and the index are calculated from November 7, 2008, the inception date of the Series’ Class I shares. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Christopher F. Petrosino, CFA®
Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2008.
Richard J. Schermeyer, III, CFA®
Senior Analyst, has managed the Series since 2012.
Jeffrey M. Tyburski, CFA®
Senior Analyst, has managed the Series since 2012.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment for the Class I shares of the Series is $1,000,000. This minimum is waived for certain qualified retirement plans that are not discretionary investment clients of the Advisor or its affiliates. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc. P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
The Series’ Investment Methodology
In managing the Series’ portfolio, the Advisor uses a systematic process to seek to identify stocks of companies that meet the following investment criteria at the time of purchase:
•	Attractive valuation, based on factors such as free cash flow yield (i.e., cash generated by a company that is available to equity holders) and underlying earnings power.
•	Dividend yield equal to or exceeding the dividend yield of the broad equity market.
•	A high likelihood of being able to maintain its dividend.
•	Strong financial health, based on factors such as profitability and leverage.
On an annual basis, the Advisor reviews the Series’ portfolio holdings against the investment criteria set forth above, and will sell those holdings that no longer meet such criteria. Although stocks may be added to or removed from the Series’ portfolio at any time during the year, the Advisor expects that modifications to the Series’ portfolio will primarily take place once a year during the Advisor’s annual portfolio review and rebalancing.
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. companies traded on U.S. exchanges.
More Information About the Series’ Principal Risks
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large- and mid-cap risk — Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks underperform other types of investments — small-cap stocks, for instance — a Series’ performance may also lag these investments. Investments in mid-cap stocks are also subject to liquidity risk, which is described below.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Series' investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in dividend-paying

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common stocks. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal (described in the “Investment Goal” section of the summary section) without obtaining the approval of shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA. The Advisor has registered as a CPO with respect to certain products not included in this prospectus.
As of December 31, 2016, Manning & Napier managed $31.7 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Series’ Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The following investment professionals serve on the Series’ Portfolio Management Team.
Christopher F. Petrosino, CFA®, Senior Analyst/Managing Director of Quantitative Strategies Group
Joined the Advisor in 2001. Senior Analyst since 2009. Managing Director since 2012. Member of the Disciplined Value Series Research Team since 2008.
Richard J. Schermeyer, III, CFA®, Senior Analyst
Joined the Advisor in 2004. Senior Analyst since 2016. Previous positions held in last five years: Junior Analyst, 2012 – 2014; Analyst, 2014 – 2016. Member of the Disciplined Value Series Research Team since 2012.
Jeffrey M. Tyburski, CFA®, Senior Analyst
Joined the Advisor in 1999. Senior Analyst since 2002. Member of the Disciplined Value Series Research Group since 2012.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Information About Discretionary Investment Accounts
The Advisor and its affiliates may use this Series and other Series of the Fund within discretionary investment accounts to attempt to capture investment opportunities. The Advisor and its affiliates invest discretionary investment accounts in a Series when it believes that the market sector to which it is dedicated presents an opportunity to capture investment values or to diversify investment risk.
The portion of a client account invested in each Series may increase or decrease in size depending upon the number of opportunities identified by the Advisor for the client’s investment objectives. Once the Advisor decides an investment opportunity has been captured, shares of the Series may be sold from clients’ accounts. It is possible for more than one Series to be utilized at the same time, but each Series will be utilized based on an individual analysis of that sector and on the Advisor’s assessment of the appropriateness of Series participation to each client’s investment objectives.
As a general rule, the investment in shares of a Series on behalf of clients is limited to a maximum of 5% — or, if the Advisor believes that the opportunity to capture investment values or to diversify risk among asset classes is particularly compelling, to a maximum of 10% — of the client’s portfolio at time of purchase. For discretionary investment accounts with Conservative Income or Withdrawal from Total Return investment objectives, investment in shares of a Series is limited to a maximum of 25% of the client’s portfolio at time of purchase.
Shares of the Series may also be used in connection with a discretionary account management service of the Advisor that uses Fund shares as all or part of an account’s underlying investment options, as is the case with the Advisor’s Strategic Income investment objectives. There are no limits on the portions of these accounts that may be invested in the Series.
From time to time, accounts under the Advisor’s discretionary management may hold a substantial portion of the outstanding shares of a Series, and transactions in shares of the Series for such accounts may have an impact upon the size and operations of the Series. For instance, transactions in shares of the Series for these accounts may cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect fund performance and increase the likelihood of capital gain distributions. In addition, the Series’ assets may
5

be significantly less during times when these discretionary accounts are not invested in the Series, which would cause the Series’ remaining shareholders to bear greater portions of the Series’ fixed operating expenses, subject to any fee waiver then in effect.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.45% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of a Class’s Shareholder Services Fee (as defined below), to 0.60% of the average daily net assets of the class. These contractual waivers will remain in effect at least until February 28, 2018 and may be extended. The Advisor received its full management fee for the fiscal year ended October 31, 2016. A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ semi-annual report dated April 30, 2016, which covers the period November 1, 2015 through April 30, 2016.
The Distributor
The Class S and I shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholder Services Fees
Class S shares of the Series are subject to a shareholder services fee (the “Shareholder Services Fee”), in the amount of 0.25% of the Class’s average daily net assets, in accordance with a shareholder services plan adopted by the Fund’s Board of Directors. The Shareholder Services Fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. The Shareholder Services Fee paid to a particular financial intermediary is calculated at the annual rate set forth above and is based on the average daily NAV of the Class S shares owned by the shareholders holding shares through such financial intermediary.
Class I shares of the Series are not subject to a Shareholder Services Fee.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any Shareholder Services Fee payable under the shareholder services plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
Choosing a Share Class
The Series offers two classes of shares to investors: Class S and Class I shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S and Class I shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
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CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	SHAREHOLDER SERVICES FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement – $1,000	0.25%
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; individual investors; employee benefit plans; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement – $1,000,000*	None
*Shareholders holding Class I shares of the Series prior to February 29, 2012 are not subject to the minimum balance requirement.
Class S and Class I shares are offered to investors who purchase shares directly from the Distributor or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class; however, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you commissions, transaction fees, account fees and other fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders investing through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders investing directly with the Fund may purchase shares as described below.
The minimum initial investment for the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment for the Class I shares of the Series is $1,000,000. This minimum is waived for certain qualified retirement plans that are not discretionary investment clients of the Advisor or its affiliates. There is no minimum for subsequent investments. Employees of the Advisor or its affiliates may invest in the Class S shares of the Series with a minimum initial investment of $250. The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion.

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The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund maintains a check acceptance policy for share purchases. Investments that are received in an unacceptable form will be returned. The Fund reserves the right to reject certain forms of payment for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions.
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change”. Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a monthly, quarterly, semi-annual or annual basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
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The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund may postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
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•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are
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accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
When you (or your representative) place a purchase, exchange, or redemption order by telephone or through the Internet, we may record the telephone call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
If your account falls below the minimum balance requirement for your share class due to the redemption of shares (see table above), the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In
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addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
Medallion Guarantees
A Medallion Guarantee is required to, among other things, change an account registration, and make certain types of redemption requests.
A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public. Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Although the Series invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Series would price these securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends quarterly, in March, June, September, and December.
•	Makes capital gains distributions, if any, once a year, typically in December.
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The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Class of the Series. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of the Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. Dividends and distributions are taxable as described above whether received in cash or reinvested.
The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including
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interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 28% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights table is intended to help you understand the financial performance for the Class S shares and Class I shares for the past five fiscal years or the period of their operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request.
	FOR THE YEARS ENDED				FOR THE PERIOD
Disciplined Value Series - Class S	10/31/16	10/31/15	10/31/14	10/31/13	3/1/12 [1] to 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.64	$12.75	$11.88	$10.14	$10.00
Income from investment operations:
Net investment income[2]	0.22	0.26	0.26	0.26	0.12
Net realized and unrealized gain (loss) on investments	0.53	(0.21)	1.25	1.89	0.23
Total from investment operations	0.75	0.05	1.51	2.15	0.35
Less distributions to shareholders:
From net investment income	(0.32)	(0.36)	(0.34)	(0.35)	(0.21)
From net realized gain on investments	(1.91)	(0.80)	(0.30)	(0.06)	—
Total distributions to shareholders	(2.23)	(1.16)	(0.64)	(0.41)	(0.21)
Net asset value - End of period	$10.16	$11.64	$12.75	$11.88	$10.14
Net assets - End of period (000’s omitted)	$15,022	$15,471	$13,716	$10,667	$5,130
Total return[3]	7.99%	0.63%	13.12%	21.70%	3.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.79%	0.79%	0.81%	0.86% [4]
Net investment income	2.19%	2.14%	2.11%	2.31%	1.76% [4]
Portfolio turnover	39%	49%	23%	19%	16%
1Commencement of operations.
2Calculated based on average shares outstanding during the periods.
3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.
4Annualized.
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	FOR THE YEARS ENDED
Disciplined Value Series - Class I*	10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.69	$16.76	$15.41	$13.03	$11.96
Income from investment operations:
Net investment income[1]	0.35	0.39	0.38	0.37	0.34
Net realized and unrealized gain (loss) on investments	0.75	(0.27)	1.64	2.45	1.05
Total from investment operations	1.10	0.12	2.02	2.82	1.39
Less distributions to shareholders:
From net investment income	(0.34)	(0.39)	(0.37)	(0.38)	(0.30)
From net realized gain on investments	(1.91)	(0.80)	(0.30)	(0.06)	(0.02)
Total distributions to shareholders	(2.25)	(1.19)	(0.67)	(0.44)	(0.32)
Net asset value - End of year	$14.54	$15.69	$16.76	$15.41	$13.03
Net assets - End of year (000’s omitted)	$152,751	$160,999	$191,337	$158,989	$128,760
Total return[2]	8.24%	0.91%	13.44%	22.02%	11.77%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.57%	0.54%	0.54%	0.56%	0.59%
Net investment income	2.46%	2.44%	2.38%	2.63%	2.69%
Portfolio turnover	39%	49%	23%	19%	16%
*	Effective March 1, 2012, the shares of the Series have been designated as Class I.
1Calculated based on average shares outstanding during the years.
2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.
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Manning & Napier Fund, Inc.
Disciplined Value Series
Class S and Class I Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling
1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. Note that this address should not be used for transaction requests. These documents are also available at www.manning-napier.com.
•	You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website (http://www.sec.gov).
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
MNDFX03/01/2017

Manning & Napier Fund, Inc.
Prospectus | March 1, 2017

Name	Ticker
Quality Equity Series
Class I	MNQIX
Class S	MNQSX

www.manning-napier.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

Quality Equity Series
Summary Section
Investment Goal
The Series’ investment objective is to provide long-term growth.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
	CLASS I		CLASS S
Shareholder Fees (fees paid directly from your investment)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.55%		0.55%
Distribution and Service (12b-1) Fees		None		None
Other Expenses		7.73%		7.98%
Shareholder Services Fee	None		0.25%
Remainder of Other Expenses	7.73%		7.73%
Acquired Fund Fees and Expenses (AFFE)		0.01%		0.01%
Total Annual Fund Operating Expenses[1]		8.29%		8.54%
Less Fee Waivers and/or Expense Reimbursements[2]		(7.58)%		(7.58)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]		0.71%		0.96%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of a Class’s Shareholder Services Fee, do not exceed 0.70% of each Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2018 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until February 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class I	$73	$1,745	$3,310	$6,792
Class S	$98	$1,813	$3,408	$6,928
Portfolio Turnover
The Series will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 43% of the average value of its portfolio.
Principal Investment Strategies
The Series will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Series primarily invests in stocks of large- and mid-size companies.
The Series will invest in equity securities of issuers located around the world. The Series may invest in securities denominated in foreign currencies, as well as American Depository Receipts (ADRs) and other U.S. dollar denominated securities of foreign issuers. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer.
In managing the Series, the Advisor seeks to create a focused portfolio of quality companies using a systematic process combined with fundamental analysis. The Advisor considers a quality company to be a company that has a history of financial strength and stable profitability, as well as a sustainable competitive position. The Advisor first uses the systematic process to identify companies with characteristics indicative of stable businesses, such as attractive free cash flow yields and consistent sales growth and margins. The Advisor then conducts fundamental analyses of the identified companies, through which the Advisor analyzes whether a company’s

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business has certain qualities expected to enable it to sustain its competitive position (e.g., market share stability or growth and/or high barriers to entry).
The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet the Advisor’s investment criteria.
Principal Risks of Investing in the Series
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Because a systematic process is used in the selection of the Series’ portfolio, the Series is subject to the additional risk that the Advisor’s judgments regarding the investment criteria underlying the systematic process may prove to be incorrect.
Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Mid-cap risk — The Series may also have special risks due to its investments in stocks of mid-size companies. These risks include the following:
•	The stocks of mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
Risks of investing in a small number of companies — The Series may focus its investments in a small number of companies. If it does, changes in the market value of a single investment could cause greater fluctuations in the Series’ share price than would occur in a fund with a broader range of holdings.
Sector focus risk — The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet the Advisor’s investment criteria. As a result, poor performance or adverse economic events affecting one or more of these sectors could have a greater impact on the Series than it would if the Series’ investments were allocated across a broader range of industry sectors.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each calendar year since its inception. The total return table shows how the average annual total returns for the Series’ Class S shares and Class I shares for different periods compare to those of a broad-based securities index. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.
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Calendar Year Ended December 31
Quarterly Returns
Highest (quarter ended 9/30/2016): 3.63%
Lowest (quarter ended 12/31/2016): (4.03)%
Average Annual Total Returns For Periods Ended December 31, 2016
	1 Year	Since Inception (6/1/2015)
Class S Shares
Return Before Taxes	3.85%	(0.46)%
Return After Taxes on Distributions	3.51%	(0.75)%
Return After Taxes on Distributions and Sale of Series Shares	2.46%	(0.36)%
Class I Shares — Return Before Taxes	4.15%	(0.20)%
Index: (reflects no deduction for fees, expenses, or taxes)
MSCI World Index	7.51%	0.90%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Christopher F. Petrosino, CFA®
Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2015.
Richard J. Schermeyer, III, CFA®
Senior Analyst, has managed the Series since 2015.
Jeffrey M. Tyburski, CFA®
Senior Analyst, has managed the Series since 2015.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment of the Class I shares of the Series is $1,000,000. This minimum is waived for certain qualified retirement plans. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of U.S. and foreign companies.
Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.
More Information About the Series’ Principal Risks
Management risk — The investment performance of a Series depends largely on the skill of key personnel and investment professionals of the Advisor. The Advisor will apply investment techniques and risk analyses in making investment decisions for a Series and there can be no guarantee that these will produce the desired results. The Series’ investment strategies permit investments to be made in a broad range of issuers, securities and transactions. Within these parameters, the Advisor will make investment decisions for a Series as it deems appropriate. No assurance can be given that a Series will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Series will be achieved.
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large- and mid-cap risk — Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks underperform other types of investments — small-cap stocks, for instance — a Series’ performance may also lag these investments. Investments in mid-cap stocks are also subject to liquidity risk, which is described below.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. The Series’ investments in foreign securities may be subject to foreign withholding and other taxes. Although in some countries all or a portion of these taxes are recoverable, the non-recovered portion will reduce the income received by the Series. In addition, the Series’ investments in foreign securities may increase or accelerate the Series’ recognition of ordinary income or may affect the timing or amount of the Series’ distributions.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Risks of investing in a small number of companies – Although the Series is diversified, its investment strategy may result in a relatively focused portfolio of companies. As a result, poor performance or adverse economic events affecting one or

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more of these companies could have a greater impact on the Series than it would on another mutual fund with a broader range of investments.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Series' investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of a Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
The Series’ Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in equity securities. The Series will notify its shareholders at least sixty days prior to any change in its 80% policy.
The Series’ Board of Directors may change the Series’ investment goal (described in the “Investment Goal” section of the summary section) without obtaining the approval of the Series’ shareholders. If there is a material change in the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series is not subject to registration or regulation under the CEA. The Advisor has registered as a CPO with respect to certain products not included in this prospectus.
As of December 31, 2016, Manning & Napier managed $31.7 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Series’ Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The following investment professionals serve on the Series’ Portfolio Management Team.
Christopher F. Petrosino, CFA®, Senior Analyst/Managing Director of Quantitative Strategies Group
Joined the Advisor in 2001. Senior Analyst since 2009. Managing Director since 2012. Member of the Series’ Portfolio Management Team since 2015.
Richard J. Schermeyer, III, CFA®, Senior Analyst
Joined the Advisor in 2004. Senior Analyst since 2016. Previous positions held in last five years: Junior Analyst, 2012 – 2014; Analyst, 2014 – 2016. Member of the Series’ Portfolio Management Team since 2015.
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Jeffrey M. Tyburski, CFA®, Senior Analyst
Joined the Advisor in 1999. Senior Analyst since 2002. Member of the Series' Portfolio Management Team since 2015.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Related Performance Data of the Advisor
The following tables give the related performance of actual separate accounts (each, an “Account”), referred to as “a Composite,” managed by the Advisor on a discretionary basis with investment objectives, policies and strategies substantially similar to those of the Series (the “Composite Strategy”). The data does not represent the performance of the Series. Performance is historical and does not represent the future performance of the Series or of the Advisor.
The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Series. If the performance had been calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Advisor has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS®). The Advisor’s policies on calculating performance and preparing GIPS® compliant performance presentations are available upon request.
All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. Accounts in the Composite may pay certain fees and expenses, including investment management fees, brokerage commissions, execution costs, withholding taxes and account fees. “Net of fees” returns reflect the deduction of all fees and expenses, except custodial fees, the fees of an investor’s personal financial advisor, and expenses related to solicitation fees payable with respect to an Account, if any. “Gross of fees” returns differ from “net of fees” returns because “gross of fees” returns do not reflect the deduction of investment management fees.
Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.
The Series’ fees and expenses are generally expected to be higher than those of the Composite. If the Series’ fees and expenses had been imposed on the Composite, the performance shown below would have been lower. The Accounts that are included in the Composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Series by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same federal securities and tax laws as the Series.
The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Series. The performance data shown below should not be considered a substitute for the Series’ own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.
THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE SERIES.
Performance Information for the Advisor’s Substantially Similar Strategy Composite1
Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI World (Net) Index[2]	Number of Accounts	Total Assets at End of Period (millions)
2016	3.94%	4.36%	7.51%	11	$201
2015	0.09%	0.49%	(0.87)%	9	$261
2014	7.14%	7.56%	4.94%	6	$373
2013	27.97%	28.41%	26.68%	5	$411
2012	15.52%	15.92%	15.83%	1	$517

Average Annual Total Pre-Tax Returns (as of 12/31/16)
	Advisor’s Composite Returns
Time Period	Net of Fees	Gross of Fees	MSCI World (Net) Index[2]
1 Year	3.94%	4.36%	7.51%
5 Years	10.50%	10.92%	10.41%
Since Inception (8/1/11)	9.45%	9.85%	7.77%
[1]	The Composite performance information is calculated in and expressed in United States dollars, without taking into account
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federal or state income taxes. The Composite includes only Accounts with at least one month under management and a market value in excess of $1 million. The minimum management period and market value represent the amount of time and the level of assets required to fully implement the Composite Strategy.
[2]	The MSCI World (Net) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The index returns do not reflect any fees or expenses. The index is denominated in U.S. dollars. The index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.55% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to limit total direct annual fund operating expenses, exclusive of a class’s Shareholder Services Fee (as defined below), to 0.70% of the average daily net assets of the class. The Advisor’s contractual waiver will remain in effect at least until February 28, 2018 and may be extended. Due to the fee waiver and expense reimbursement, the Advisor did not receive a management fee for the Series for the fiscal year ended October 31, 2016. A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement is available in the Series’ semi-annual report dated April 30, 2016, which covers the period November 1, 2015 through April 30, 2016.
The Distributor
The Class S and I shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholder Services Fees
Class S shares of the Series are subject to a shareholder services fee (the “Shareholder Services Fee”), in the amount of 0.25% of the Class’s average daily net assets, in accordance with a shareholder services plan adopted by the Fund’s Board of Directors. The Shareholder Services Fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. The Shareholder Services Fee paid to a particular financial intermediary is calculated at the annual rate set forth above and is based on the average daily NAV of the Class S shares owned by the shareholders holding shares through such financial intermediary.
Class I shares of the Series are not subject to a Shareholder Services Fee.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any Shareholder Services Fee payable under the shareholder services plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.
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Choosing a Share Class
The Series offer two classes of shares to investors: Class S and Class I shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S and Class I shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
CLASS NAME	ELIGIBLE INVESTORS	INVESTMENT MINIMUMS	SHAREHOLDER SERVICES FEE
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial - $2,000 Minimum Balance Requirement - $1,000	0.25%
Class I	Institutions, such as investment companies, foundations, endowments, banks, trusts and corporate capital and cash management accounts; individual investors; employee benefit plans; and certain financial intermediaries.	Initial - $1,000,000 Minimum Balance Requirement - $1,000,000	None
Class S and Class I shares are offered to investors who purchase shares directly from the Distributor or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you commissions, transaction fees, account fees and other fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series is not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class.
Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Fund shares may be offered through a financial intermediary. Shareholders investing through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders investing directly with the Fund may purchase shares as described below.
The initial minimum investment for Class S shares of the Series is $2,000 and the initial minimum for the Class I shares of the Series is $1,000,000. These investment minimums may be waived for certain qualified retirement plans. In addition, the minimum for Class S shares may also be waived for

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participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees of the Advisor or its affiliates may invest in the Class S shares of the Series with a minimum initial investment of $250.
The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund reserves the right to reject certain forms of payment for share purchases. Investments that are received in an unacceptable form will be returned. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc. with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions.
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change”. Through the plan, you can authorize transfers of a specified amount from your bank account into the Series on a monthly, quarterly, semi-annual or annual basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of the Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both
9

accounts is identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund may postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc. at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
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•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series is intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
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•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders through omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect the Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
When you (or your representative) place a purchase, exchange, or redemption order by telephone or through the Internet, we may record the telephone call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
If your account falls below the minimum balance requirement for your share class due to the redemption of shares (see table above), the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of the Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
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The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
Medallion Guarantees
A Medallion Guarantee is required to, among other things, change an account registration, and make certain types of redemption requests.
A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public. Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAVs and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, a Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
There may be limited circumstances in which a Series would price securities of U.S. companies that are traded on U.S. exchanges at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Series calculated its NAV.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time the Series price their shares, the value a Series assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating
13

to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends once a year, in December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Series and Class that you hold. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. Regardless of your election, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on the Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
Transaction	Federal Tax Status
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by a Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when the Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in a Series. If you have owned your shares of a Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. Dividends and distributions are taxable as described above whether received in cash or reinvested.
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the nonrecovered portion will reduce the income received from the securities in the Series. In addition, the Series may be able to pass along a tax credit or deduction for foreign income taxes
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that it pays. The Series will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.
The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If the Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 28% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Financial Highlights
The financial highlights tables are intended to help you understand the financial performance for the Class S shares and Class I shares for the period of their operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Series (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Series’ financial statements, is included in the annual report, which is available upon request.
	FOR THE YEAR ENDED	FOR THE PERIOD
Quality Equity Series - Class S	10/31/16	6/01/15 [1] to 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.87	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.11	0.03
Net realized and unrealized loss on investments	(0.08)	(0.16)
Total from investment operations	0.03	(0.13)
Less distributions to shareholders:
From net investment income	(0.05)	—
Net asset value - End of period	$9.85	$9.87
Net assets - End of period (000’s omitted)	$1,416	$733
Total return[3]	0.31%	(1.30%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.95%	0.95% [4]
Net investment income	1.11%	0.81% [4]
Portfolio turnover	43%	26%
*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:	7.58%	14.21% [4]
1Commencement of operations.
2Calculated based on average shares outstanding during the periods.
3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.
4Annualized.
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	FOR THE YEAR ENDED	FOR THE PERIOD
Quality Equity Series - Class I	10/31/16	6/01/15 [1] to 10/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.88	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.14	0.04
Net realized and unrealized loss on investments	(0.09)	(0.16)
Total from investment operations	0.05	(0.12)
Less distributions to shareholders:
From net investment income	(0.06)	—
Net asset value - End of period	$9.87	$9.88
Net assets - End of period (000’s omitted)	$497	$494
Total return[3]	0.55%	(1.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70% [4]
Net investment income	1.41%	1.07% [4]
Portfolio turnover	43%	26%
*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:	7.58%	14.21% [4]
1Commencement of operations.
2Calculated based on average shares outstanding during the periods.
3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.
4Annualized.
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Manning & Napier Fund, Inc.
Quality Equity Series
Class S and Class I Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. These documents are also available at www.manning-napier.com.
•	You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website (http://www.sec.gov).
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
QE 03/01/2017

Manning & Napier Fund, Inc.
Prospectus | March 1, 2017

Series	Ticker
International Disciplined Value Series
Class S
Class I

www.manning-napier.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Manning & Napier Fund, Inc.

International Disciplined Value Series
Summary Section
Investment Goal
To provide competitive returns consistent with the broad non-U.S. equity market while also providing a level of capital protection during market downturns.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series.
International Disciplined Value Series		Class S		Class I
Shareholder Fees (fees paid directly from your investment)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.45%		0.45%
Distribution (12b-1) Fees		None		None
Other Expenses[1]		0.59%		0.34%
Shareholder Services Fee	0.25%		None
Remainder of Other Expenses	0.34%		0.34%
Total Annual Fund Operating Expenses		1.04%		0.79%
Less Fee Waiver and/or Expense Reimbursement[2]		(0.19)%		(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.85%		0.60%
[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of the shareholder services fee, do not exceed 0.60% of each Class’s average daily net assets. This contractual waiver will continue until at least February 28, 2018 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	AFTER 1 YEAR	AFTER 3 YEARS
Class S	$87	$312
Class I	$61	$233
Portfolio Turnover
The Series will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series.
Principal Investment Strategies
The Advisor seeks to construct a portfolio that provides competitive returns consistent with the broad non-U.S. equity market while also providing a level of capital protection during sustained market downturns. The Series will, under normal circumstances, invest at least 80% of its assets in dividend-paying common stocks of non-U.S. companies. Under normal circumstances, the Series expects to be invested in a minimum of three countries. The Series considers a company to be a non-U.S. company if it meets one or more of the following criteria: (i) its principal securities trading market is outside the United States, or (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed outside the United States. The Series invests primarily in the common stocks of mid- to large- capitalization companies (generally companies with market capitalizations at the time of purchase within the market capitalization range of the companies comprising the Russell 1000® Value Index).
In selecting securities for the Series, the Advisor uses a systematic process to identify stocks of companies that it believes are undervalued in the market, based on factors such as free cash flow generation and earnings power, and that meet other investment criteria relating to minimum dividend yield, dividend sustainability, and financial health. The Series’ investment strategy may involve allocating large portions of the

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Series’ portfolio to industry sectors which meet the Advisor’s investment criteria. Although stocks may be added to or removed from the Series’ portfolio at any time during the year, the Advisor expects that modifications to the Series’ portfolio will primarily take place twice a year. The Advisor expects to review the portfolio and implement most of the rebalancing on an annual basis, with a second review and smaller rebalance later in the year.
The Series invests in stocks of foreign companies, including those in emerging markets, as well as American Depository Receipts (ADRs).
Principal Risks of Investing in the Series
Market risk — Because the fund invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	Foreign stock markets decline.
•	An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.
Investment style risk — Investing primarily in dividend-paying common stocks may cause the Series to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Series reduce or stop paying dividends, the Series’ ability to generate income may be affected.
The Advisor’s judgments regarding the systematic approach used to select stocks may prove to be incorrect. In addition, the Advisor’s approach to value investing, or value investing in general, may go in and out of favor in the market. These risks may cause the Series to underperform its benchmark or funds with other investment styles.
The Advisor will make modifications to the Series’ portfolio primarily twice a year. Accordingly, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements (positive or negative). The Series may perform differently than funds that more actively rebalance their portfolios in response to market movements.
Mid-cap risk — The Series may also have special risks due to its investments in stocks of mid-size companies. These risks include the following:
•	The stocks of mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.
•	The stocks of mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.
Sector focus risk — The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet the Advisor’s investment criteria. As a result, poor performance or adverse economic events affecting one or more of these sectors could have a greater impact on the Series than it would if the Series’ investments were allocated across a broader range of industry sectors.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.
Liquidity risk — The Series is subject to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
As of the date of this prospectus, the Series had not commenced operations and did not have a performance history.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
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Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ management team:
Christopher F. Petrosino, CFA®
Senior Analyst/Managing Director of Quantitative Strategies Group, has managed the Series since 2017.
Richard J. Schermeyer, III, CFA®
Senior Analyst, has managed the Series since 2017.
Jeffrey M. Tyburski, CFA®
Senior Analyst, has managed the Series since 2017.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. This minimum is waived for certain qualified retirement plans and participants in an automatic investment program who invest at least $1,000 in a 12-month period. The minimum initial investment for the Class I shares of the Series is $1,000,000. This minimum is waived for certain qualified retirement plans that are not discretionary investment clients of the Advisor or its affiliates. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc. P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the
Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Series’
Principal Investment Strategies and Principal Risks
The Series’ Investment Methodology
In managing the Series’ portfolios, the Advisor uses a systematic process to seek to identify stocks of companies that meet the following investment criteria at the time of purchase:
•	Attractive valuation, based on factors such as free cash flow yield (i.e., cash generated by a company that is available to equity holders) and underlying earnings power.
•	Dividend yield equal to or exceeding the dividend yield of the broad equity market.
•	A high likelihood of being able to maintain its dividend.
•	Strong financial health, based on factors such as profitability and leverage.
On a regular basis, the Advisor reviews the Series’ portfolio holdings against the investment criteria set forth above, and will sell those holdings that no longer meet such criteria. The Advisor expects to review the portfolio and implement most of the rebalancing on an annual basis, with a second review and smaller rebalance later in the year. Although stocks may be added to or removed from the Series’ portfolio at any time during the year, the Advisor expects that modifications to the Series’ portfolio will primarily take place at the time of these scheduled portfolio reviews.
More Information About the Series’ Principal Investments
Equity securities — Equity securities are primarily common stocks of non-U.S. companies.
Foreign securities — Foreign securities include foreign stocks and ADRs and other U.S. dollar and non-U.S. dollar denominated securities of foreign issuers, including those in emerging markets. ADRs are securities that are listed and traded in the United States but represent an ownership interest in securities issued by a foreign issuer. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.
More Information About the Series’ Principal Risks
Equity risk — The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large- and mid-cap risk — Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks underperform other types of investments — small-cap stocks, for instance — a Series’ performance may also lag these investments. Investments in mid-cap stocks are also subject to liquidity risk, which is described below.
Foreign securities risk — Investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The securities of foreign companies may also experience more rapid or extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the performance of a Series that holds foreign securities may lag these investments. A Series’ investments in foreign securities may be subject to foreign withholding and other taxes. Although in some countries all or a portion of these taxes are recoverable, the non-recovered portion will reduce the income received by the Series. In addition, a Series’ investments in foreign securities may increase or accelerate the Series’ recognition of ordinary income or may affect the timing or amount of the Series’ distributions.
Emerging markets risk — Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities

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valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.
Currency risk — Investments in securities denominated in, and/or receiving revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the security would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund; or by the imposition of currency controls or other political developments in the United States or abroad.
Sector focus risk — To the extent a Series focuses or concentrates its investments in a particular sector or sectors, the Series will be more susceptible to events or factors affecting companies in those sectors. For example, the values of securities of companies in the same sector may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market or political developments specific to the particular sector or sectors.
Liquidity risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The Series' investments in illiquid securities may reduce the returns of the Series because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in a Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force a Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
Defensive Investing
The Series may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During such times, the Series may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. If the Series takes a temporary defensive position, it may be unable to achieve its investment goal.
Investment Strategy and Goal
The investment strategy of the Series is to invest, under normal circumstances, at least 80% of its assets in dividend-paying common stocks of non-U.S. companies. The Series will notify its shareholders at least sixty days prior to any change in its investment strategy.
The Series’ Board of Directors may change the Series’ investment goal (described in the “Investment Goal” section of the summary section) without obtaining the approval of the Series’ shareholders. If there is a material change to the Series’ investment goal, shareholders will be notified thirty days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial positions and needs. The Series may not succeed in achieving its goal.
Management
The Advisor
The Series’ advisor is Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, New York 14450 (“Manning & Napier” or the “Advisor”). Manning & Napier is registered as an investment advisor with the SEC. The Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) with respect to the Series. Therefore, the Series are not subject to registration or regulation under the CEA. The Advisor has registered as a CPO with respect to certain products not included in this prospectus.
As of December 31, 2016, Manning & Napier managed $31.7 billion for individual and institutional investors. The Advisor is responsible for the day-to-day portfolio management of the
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Series and generally oversees the Series’ overall business affairs, service providers and officers.
Portfolio Managers
The Series’ Portfolio Management Team is jointly and primarily responsible for managing the Series’ portfolio. The following investment professionals serve on the Series’ Portfolio Management Team.
Christopher F. Petrosino, CFA®, Senior Analyst/Managing Director of Quantitative Strategies Group
Joined the Advisor in 2001. Senior Analyst since 2009. Managing Director since 2012. Member of the Series' Portfolio Management Team since 2017.
Richard J. Schermeyer, III, CFA®, Senior Analyst
Joined the Advisor in 2004. Senior Analyst since 2016. Member of the Series’ Portfolio Management Team since 2017. Previous positions held in last five years: Junior Analyst, 2012 – 2014; Analyst, 2014 – 2016.
Jeffrey M. Tyburski, CFA®, Senior Analyst
Joined the Advisor in 1999. Senior Analyst since 2002. Member of the Series’ Portfolio Management Team since 2017.
The Statement of Additional Information (SAI) contains additional information about the Series’ management team, including the structure of their compensation, their role in managing other accounts, and their ownership of securities in the Series.
Management Fees
In return for the services it provides to the Series, the Advisor receives an annual management fee of 0.45% of the Series’ average daily net assets, which is computed daily and payable monthly by the Series. The Advisor has contractually agreed to limit the Series’ total direct annual fund operating expenses, exclusive of a Class’s Shareholder Services Fee (as defined below), to 0.60% of the average daily net assets of the class. This contractual waiver will remain in effect at least until February 28, 2018 and may be extended. A discussion regarding the basis for the Board of Directors’ approval of the Series’ investment advisory agreement will be available in the first report to shareholders following the inception of its operations.
The Distributor
The Class S and I shares of the Series are offered on a continuous basis through the Fund’s principal underwriter, Manning & Napier Investor Services, Inc. (the Distributor).
Payments to Broker-Dealers and Other Financial Intermediaries
Shareholder Services Fees
Class S shares of the Series are subject to a shareholder services fee (the “Shareholder Services Fee”), in the amount of 0.25% of the Class’s average daily net assets, in accordance with a shareholder services plan adopted by the Fund’s Board of Directors. The Shareholder Services Fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class S shares of the Series. The Shareholder Services Fee paid to a particular financial intermediary is calculated at the annual rate set forth above and is based on the average daily NAV of the Class S shares owned by the shareholders holding shares through such financial intermediary.
Class I shares of the Series are not subject to a Shareholder Services Fee.
Payments by the Advisor and/or its Affiliates
The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any Shareholder Services Fee payable under the shareholder services plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.
The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by a Series or its shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend
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a Series over another investment.
Choosing a Share Class
The Series offers two classes of shares to investors: Class S and Class I shares. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class S and Class I shares. Contact your financial intermediary or the Fund for more information about the Series’ share classes and how to choose among them.
Class Name	Eligible Investors	Investment Minimums	Shareholder Services Fee
Class S	Individual or institutional investors; employee benefit plans, such as defined benefit plans, defined contribution plans, and 401(k) plans; and certain financial intermediaries.	Initial – $2,000 Minimum Balance Requirement – $1,000	0.25%
Class I	Institutions, such as investment companies; foundations, endowments, banks, trusts and corporate capital and cash management accounts; individual investors; employee benefit plans; and certain financial intermediaries.	Initial – $1,000,000 Minimum Balance Requirement – $1,000,000	None
Class S and Class I shares are offered to investors who purchase shares directly from the Distributor or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class; however, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.
If you purchase your shares through an intermediary, your financial intermediary may impose different or additional conditions than the Series on purchases, redemptions and exchanges of shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, and trading restrictions. Your financial intermediary may independently establish and charge you commissions, transaction fees, account fees and other fees in addition to the fees charged by the Series. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your financial intermediary directly for information regarding these conditions and fees. The Series are not responsible for the failure of your financial intermediary to carry out its responsibilities.
You or your financial intermediary may request that the shares in your account be converted to another share class with lower total expenses if you meet the eligibility requirements of the other share class. In addition, certain financial intermediaries have arranged for the Fund to automatically implement such conversions in specified circumstances for shares held through the financial intermediary or in an account established directly with the Fund through the financial intermediary.
The Fund reserves the right to determine which potential investors qualify as eligible investors for each share class. Shares of a class held by a non-eligible investor are subject to involuntary redemption by the Fund.
If your account no longer meets the minimum balance requirement for a share class, the Fund may automatically convert the shares in the account to another share class or redeem your shares, as appropriate. The Fund will notify you in writing before any mandatory conversion or redemption occurs.
How to Buy, Exchange, and Redeem Shares
Actions by Authorized Representative
Shareholders who establish an account directly with the Fund through a financial intermediary have authorized the registered representative of such intermediary indicated on the account application or subsequent documentation to perform transactions in the Series’ shares and certain account maintenances on behalf of the shareholders.
How to Obtain Forms
You can obtain the forms referenced in the following sections by going to the Fund’s website at www.manning-napier.com/fundapps or by calling 1-800-466-3863.
How to Buy Shares
Shareholders investing through a financial intermediary should contact their intermediary to learn how to place orders to buy shares. Shareholders investing directly with the Fund may purchase shares as described below.

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The initial minimum investment for Class S shares of the Series is $2,000 and the initial minimum for the Class I shares of the Series is $1,000,000. These investment minimums may be waived for certain qualified retirement plans. In addition, the minimum for Class S shares may also be waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. Employees of the Advisor or its affiliates may invest in the Class S shares of the Series with a minimum initial investment of $250. The Fund reserves the right to change or waive the Series’ investment minimums in its sole discretion. The Fund also reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders. The Fund does not generally accept investments by non-U.S. persons or certain U.S. persons living outside the U.S. Such persons may be permitted to invest in the Fund under certain limited circumstances.
Check Acceptance Policy
The Fund maintains a check acceptance policy for share purchases. Investments that are received in an unacceptable form will be returned. The Fund reserves the right to reject certain forms of payment for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks or money orders.
The Fund will not accept a P.O. Box as a primary address. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. Please review your account application for additional information.
By Mail
Opening an account
•	Send a check payable to Manning & Napier Fund, Inc., with the completed original account application.
The address is:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
•	To request an account application, refer to the section How to Obtain Forms.
Adding to an account
•	Send a check payable to Manning & Napier Fund, Inc. and a letter of instruction with the name of the Series and share class to be purchased and the account name and number to the above address.
By Wire
Opening or adding to an account
•	After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, call 1-800-466-3863 for wire instructions.
By Telephone
Adding to an Account
•	You may use the Telephone Purchase feature to add to an existing account. To use this service, call
1-800-466-3863 to request a debit from your pre-authorized checking account. Your bank must be a member of the Automated Clearing House (ACH) to use this feature. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your call that both the NYSE and banks are open).
Through the Internet
Adding to an Account
•	If you are a registered user of the Fund’s website, you may use the Internet to add to an existing account by requesting a debit from your bank account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any purchases made through this feature will be posted to your account at the NAV calculated when your purchase request is determined to be in good order (generally on the next business day after your order that both the NYSE and banks are open).
Automatic Investment Plan
You may participate in the Automatic Investment Plan by completing the applicable section of the account application or by completing the appropriate section of the form titled “Account Maintenance Form – Financial EFT Bank Change”. Through the plan, you can authorize transfers of a specified amount from your bank account into a Series on a monthly, quarterly, semi-annual or annual basis. The minimum amount of each investment is $25. If you have insufficient funds in your account to complete a transfer, your bank may charge you a fee. To request an account application or form, refer to the section How to Obtain Forms.
How to Exchange Shares
Subject to the conditions discussed in the “Excessive Trading” section below, shareholders may exchange shares of a Series for a class of shares of any other Series of the Fund currently available for investment if the registration of both accounts is
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identical and the exchange order and shareholder meet the minimum investment and other requirements for the Series and class into which they are exchanging. Please read the prospectus of the Series into which you wish to exchange prior to requesting the exchange. The Fund may alter, limit or suspend its exchange privilege on 60 days’ notice.
The Fund’s exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Excessive Trading.”
An exchange involves a redemption of shares surrendered in the exchange, and therefore it may cause the shareholder to realize a gain that may be subject to income tax. However, an exchange between share classes in the same Series is not reported as a taxable sale.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to exchange shares. Shareholders holding shares directly with the Fund may exchange shares directly with the Fund, as described below.
By Mail
•	Send a letter of instruction or a completed “Fund Exchange Request Form” to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear on the account registration.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
By Telephone
•	Unless you have declined telephone privileges, call the Fund at 1-800-466-3863.
•	Provide the name of the current Series and class of shares, the Series and class of shares to exchange into, and the dollar amount to be exchanged.
•	Provide the account number.
•	We will ask for identification, and all telephone calls are recorded.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to exchange shares between Series. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Any exchanges made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
How to Redeem Shares
The Fund may postpone payment of redemption proceeds for up to seven days. In addition, the Fund may suspend redemptions or postpone payment of redemption proceeds for longer than seven days when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 10 days from your date of purchase).
A Medallion Signature Guarantee may be required for certain redemption requests, such as redemption requests over $100,000 sent to an address other than a pre-designated bank account. Likewise, certain types of account maintenance, such as address changes, result in a thirty calendar day hold on your account during which any redemption requests via check to the new address must include a Medallion Guarantee.
Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place orders to redeem shares. Shareholders holding shares directly with the Fund may place redemption orders directly with the Fund, as described below.
By Mail
•	Complete the applicable form or send a letter of instruction to Manning & Napier Fund, Inc., at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account, signed by each registered account owner, exactly as your names appear in the account registration.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
•	To obtain a form, refer to the section How to Obtain Forms.
•	Additional documentation, including Medallion Guarantees, may be required (call the Fund for details).
By Telephone
•	Unless you have declined telephone privileges, call us at 1-800-466-3863.
•	Provide the name of the Series, the class of shares, and the number of shares or dollar amount to be sold.
•	Provide the account number.
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•	We will ask for identification, and all telephone calls are recorded.
•	Redemption proceeds from sales requested by telephone will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account.
•	Amounts over $100,000 may only be sent to a pre-designated bank account.
Through the Internet
•	If you are a registered user of the Fund’s website, you may use the Internet to redeem shares from your account. To use this service, go to www.manning-napier.com, click on the “login” button in the top right hand corner of the screen, and follow the prompts. Proceeds from redemptions requested over the Internet will be sent only to an address that has been on file with us for at least 30 days or a pre-designated bank account. Amounts over $100,000 may only be sent to a pre-designated bank account. Any redemptions made through this feature prior to the close of trading on the NYSE on a business day will be posted to your account at the NAV calculated on that day.
Investment and Account Information
More About Purchases, Exchanges, and Redemptions
All orders to purchase, exchange, or redeem shares must be sent to the transfer agent at the address found in the section How To Buy, Exchange and Redeem Shares — Opening An Account or to an authorized financial intermediary. Transaction requests received in good order (i.e., with all required information, and, as relevant, signatures, documentation and upon verification by the Fund (or its agent) of ACH information) before the close of regular trading on the NYSE on a business day will be executed at that day’s share price. The close of regular trading is typically 4:00 p.m. Eastern time, although it may be earlier. Transaction requests received in good order after the close of regular trading will be processed at the NAV next determined after receipt. The Fund is open for business each day the NYSE is open. All orders must include the required documentation and signatures, and all purchase orders must be accompanied by proper payment.
The Fund has authorized a number of financial intermediaries to accept purchase and redemption orders on its behalf, and those intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.
The Series’ distributor imposes no sales charge on purchases and redemptions of shares of the Series. However, your financial intermediary may charge you a transaction fee on purchases and redemptions.
Excessive Trading
The Series are intended for long-term investment purposes only. Do not invest in the Fund if you are a market timer. The Fund’s Board of Directors has adopted policies and procedures designed to detect and deter “market timing” or other types of excessive short-term trading by shareholders. Excessive trading into and out of the Series may present risks to the Series’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Series’ investment strategies, triggering the recognition of taxable gains and losses on the sale of the Series’ investments, requiring the Series to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. In addition, the Fund may, in its sole discretion, reject or limit purchase orders (including purchases by exchange) by an investor or group of investors for any reason without prior notice, including when it believes in its sole discretion that the trading activity in the account(s) would be detrimental to the Series. For purposes of applying these policies, the Fund and its service providers may consider the trading history of accounts under common ownership or control.
Shareholders may make up to 2 “round trips” during any 90 day period. A “round trip” is defined as a purchase or exchange into a Series followed by a redemption or exchange out of the same Series. After the second “round trip”, the Fund may block for a period of 90 days additional purchases and exchange purchases into the Fund from your account or any account with the same tax identification number or broker identification number.
The following types of transactions will be exempted from these procedures:
•	Transactions under certain monetary thresholds that have been determined by the Fund, in its sole discretion, not to be harmful or disruptive to the Series
•	Systematic withdrawals
•	Automatic investments (including investments made by payroll deduction)
•	Mandatory distributions from IRAs and retirement plans
•	IRA transfers and rollovers
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•	Roth IRA conversions and re-characterizations
•	Reinvestments of dividends and capital gains
The Fund’s ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is limited to the extent that the Fund does not have direct access to the underlying shareholder account information. However, the Fund and/or its service providers monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund and/or its service providers have entered into agreements with such financial intermediaries that require the financial intermediaries to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may require the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Series. Transactions placed by shareholders through financial intermediaries in violation of the Fund’s excessive trading policy may be cancelled or the shares purchased may be redeemed by the Fund.
The Fund may also defer to a financial intermediary’s frequent trading policies with respect to those shareholders who invest in a Series through such intermediary. The Fund will defer to an intermediary’s policies only after the Fund determines that the intermediary’s frequent trading policies adequately protect Series shareholders. Transactions by Series shareholders investing through such intermediaries will be subject to the restrictions of the intermediary’s frequent trading policies, which may differ from those of the Fund. Shareholders who invest through financial intermediaries should consult with their intermediaries to determine the frequent trading restrictions that apply to their Series transactions.
The Fund and its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board of Directors. Despite these efforts, however, the Fund and its service providers may not be able to detect or prevent all instances of short-term trading in the Series, and, as a result, frequent trading could adversely affect a Series and its long-term shareholders as discussed above. For example, certain investors who engage in market timing and other short-term trading activities may employ a variety of techniques to avoid detection. Further, the detection of frequent trading patterns and the blocking of further trading are inherently subjective and therefore involve some selectivity in their application. The Fund and its service providers, however, seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Series’ long-term shareholders.
The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Telephone and Internet Transactions
When you (or your representative) place a purchase, exchange, or redemption order by telephone or through the Internet, we may record the telephone call, request identifying information, or take other steps designed to prevent fraudulent orders. We are not responsible for any losses that may occur as long as we follow procedures reasonably designed to ensure that an order appears genuine. Interruptions in service may mean that a shareholder will be unable to effect a telephone or Internet order when desired. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
Accounts with Low Balances
If your account falls below the minimum balance requirement for your share class due to the redemption of shares (see table above), the Fund may ask you to bring your account up to the minimum requirement. If your account is still below the minimum balance requirement after 60 days, the Fund may redeem your shares and send you the redemption proceeds, or, if shares are held directly with the Fund, automatically convert the shares in the account to another share class, as appropriate.
Inactive Accounts
Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable, also known as “RPO”), or a combination of both inactivity and RPO. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. For more information on unclaimed property and how to maintain an active account, please call us at 1-800-466-3863.
In-Kind Purchases and Redemptions
Securities you own may be used to purchase shares of a Series. The Advisor will determine if acquiring the securities is consistent with the Series’ goals and policies. If accepted, the securities will be valued the same way the Series values securities it already owns.
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The Fund may make payment for shares redeemed in part by giving you portfolio securities. As a redeeming shareholder, you will pay transaction costs to dispose of these securities. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities until they are sold.
Medallion Guarantees
A Medallion Guarantee is required to, among other things, change an account registration, and make certain types of redemption requests.
A Medallion Guarantee is a type of signature guarantee that can be obtained from most brokers, banks, savings institutions or credit unions. A Medallion Guarantee is a formal certification offered by firms participating in the Medallion Stamp Program that guarantees a signature is original and authentic. Please note that we cannot accept notarization by a notary public. Please contact the Fund at 1-800-466-3863 for more information.
Valuation of Shares
The Series offers its shares at the NAV per share of the Series. The Series calculates its NAV once daily as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) on each day the exchange is open. If the exchange closes early, the Series will accelerate the calculation of its NAV and transaction deadlines to that time.
The Series generally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If market prices are not readily available or the Advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the close of the relevant market, the Series will price those securities at fair value as determined in good faith using methods approved by the Board of Directors. The Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of securities owned by the Series may be significantly affected on days when investors cannot buy or sell shares of the Series. In addition, due to the difference in times between the close of the international markets and the time the Series prices its shares, the value the Series assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices of non-U.S. securities, the Series may consider the performance of securities on their primary exchanges, factors influencing specific foreign markets or issuers, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.
Communicating with the Manning & Napier Fund
By Phone: You can reach us at 1-800-466-3863 business days from 8:00 a.m. to 6:00 p.m. Eastern time. Telephone calls may be recorded.
By Mail:
Manning & Napier Fund, Inc.
P.O. Box 9845
Providence, RI 02940-8045
By Overnight Mail:
Manning & Napier Fund, Inc.
4400 Computer Drive
Westborough, MA 01584
Automated account information: You can obtain automated account information, such as share prices and account balances, 24 hours a day, 7 days a week, by calling
1-800-466-3863 or by logging into your account at www.manning-napier.com.
Disclosure of the Series’ Portfolio Holdings
The Series discloses its complete portfolio holdings in each Annual and Semi-Annual Report and, following the first and third fiscal quarters, in a quarterly holdings report filed with the Securities and Exchange Commission (SEC) on Form N-Q. Annual and Semi-Annual Reports are distributed to Series shareholders, and the most recent Reports are available on the Fund’s website at www.manning-napier.com. Quarterly holdings reports filed with the SEC are not distributed to Series shareholders, but are available, free of charge, on the EDGAR Database on the SEC’s website, www.sec.gov. In addition, the Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website. This information is provided with a lag of at least eight days. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). The Series may also disclose certain commentary and analytical, statistical, performance or similar information relating to the Series or its portfolio holdings to third parties if such disclosure is deemed to be for a legitimate business purpose and the information is deemed to be non-material. A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.
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Dividends, Distributions, and Taxes
Dividends and Distributions
The Series generally:
•	Pays dividends quarterly, in March, June, September, and December.
•	Makes capital gains distributions, if any, once a year, typically in December.
The Series may pay additional distributions and dividends at other times if necessary for the Series to avoid incurring a federal tax.
Unless you have instructed the Fund otherwise, capital gain distributions and dividends are reinvested in additional shares of the same Class of the Series. Alternatively, you can instruct the Fund in writing or by telephone to have your capital gains and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent after the record date will not be effective until the next distribution or dividend is made. If you have elected to receive your distributions by check, all capital gain distributions and dividends less than $10 will be reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Taxes
Dividends are paid from income earned on a Series’ portfolio holdings as well as from interest on its cash investments. Distributions of capital gain will be treated as long-term or short-term gain depending on how long the Series held the securities sold, without regard to how long you have owned your shares of the Series. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Series distributions; however, distributions from tax-deferred arrangements are generally subject to federal taxation.
TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually taxable as capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Taxable as long-term capital gain
Short-term capital gain distributions	Generally taxable as ordinary income
Dividends	Taxable as ordinary income unless they qualify for treatment as qualified dividend income
Distributions of investment income reported by the Series as derived from qualified dividend income may qualify to be taxed at the lower rate applicable to long-term capital gains, which is currently set at a maximum rate of 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations.
If you are a taxable investor, you may want to avoid buying shares when a Series is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.
When you sell or redeem your Series shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your shares for shares of another Series is treated the same as a sale. An exchange between share classes in the same Series is not reported as a taxable sale.
After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. In calculating your gain or loss on any sale of shares, note that your tax basis in your shares is increased by the amounts of dividends and distributions that you have reinvested in the Series. If you have owned your shares of a Series for more than one year, any net long-term capital gains from the sale of shares will generally qualify for the reduced rates of federal income taxation on long-term capital gains. Dividends and distributions are taxable as described above whether received in cash or reinvested.
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the nonrecovered portion will reduce the income received from the securities in the Series. In addition, the Series may be able to pass along a tax credit or deduction for foreign income taxes that it pays. The Series will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.
The Fund is required to report to you and the Internal Revenue Service annually on Form 1099-B the gross proceeds of Series shares you sell or redeem and also the cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held through a financial intermediary (such as a financial advisor or broker), please contact the
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financial intermediary with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.
If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares).
If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 28% of your distributions, dividends and redemption proceeds.
This discussion is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Series. Additional information about the tax consequences of investing in the Series may be found in the SAI.
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Manning & Napier Fund, Inc.
International Disciplined Value Series
Class S and Class I Shares
Shareholder Reports and the Statement of
Additional Information (SAI)
Annual and semi-annual reports to shareholders provide additional information about the Series’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Series’ performance during its last fiscal year. The SAI provides more detailed information about the Series. It is incorporated by reference into this prospectus, making it legally part of the prospectus.
How to Obtain the Shareholder Reports,
SAI, and Additional Information
•	You may obtain shareholder reports and the SAI or other information about the Series without charge, by calling 1-800-466-3863 or sending written requests to Manning & Napier Fund, Inc., P.O. Box 805, Fairport, New York 14450. These documents are also available at www.manning-napier.com.
•	You may review and copy shareholder reports, the prospectus and SAI at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-551-8090. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by e-mail to publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website (http://www.sec.gov).
Shareholder Mailings
The Fund may send only one copy of the Series’ prospectus and annual and semi-annual reports to certain shareholders residing at the same “household” for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your “householding” option, please call 1-800-466-3863 or contact your financial intermediary.
The Fund also offers electronic delivery of certain documents. Direct shareholders can elect to receive shareholder reports, prospectus updates, and statements via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website at www.manning-napier.com.
If someone makes a statement about the Series that is not in this prospectus, you should not rely upon that information. Neither the Series nor its distributor is offering to sell shares of the Series to any person to whom the Series may not lawfully sell its shares.
Investment Company Act File No. 811-04087
DF2 030117

Manning & Napier Fund, Inc.

Statement of Additional Information dated March 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the current Prospectuses for each Series and Class listed below of Manning & Napier Fund, Inc. (the “Fund”), each dated March 1, 2017, and should be read in conjunction with them. You may obtain copies of the Fund’s current Prospectuses from Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, NY 14450.

The audited financial statements of each Series including the report of PricewaterhouseCoopers LLP (“PwC”) thereon, from the Series’ Annual Reports for the fiscal year ended October 31, 2016, are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863. The Prospectus is also available online at www.manning-napier.com.

SERIES & CLASSES	TICKER	SERIES & CLASSES	TICKER
PRO-BLEND® CONSERVATIVE TERM SERIES		TARGET 2030 SERIES
PRO-BLEND® CONSERVATIVE TERM SERIES CLASS R2 (FORMERLY, CLASS C)	MNCCX	TARGET 2030 SERIES CLASS I TARGET 2030 SERIES CLASS K	MTPIX MTPKX
PRO-BLEND® CONSERVATIVE TERM SERIES CLASS R	MNCRX	TARGET 2030 SERIES CLASS R	MTPRX
PRO-BLEND® CONSERVATIVE TERM SERIES CLASS S	EXDAX
PRO-BLEND® CONSERVATIVE TERM SERIES CLASS I	MNCIX	TARGET 2035 SERIES
		TARGET 2035 SERIES CLASS I	MTQIX
PRO-BLEND® MODERATE TERM SERIES		TARGET 2035 SERIES CLASS K	MTQKX
PRO-BLEND® MODERATE TERM SERIES CLASS R2 (FORMERLY, CLASS C)	MNMCX	TARGET 2035 SERIES CLASS R	MTQRX
PRO-BLEND® MODERATE TERM SERIES CLASS R	MNMRX	TARGET 2040 SERIES
PRO-BLEND® MODERATE TERM SERIES CLASS S	EXBAX	TARGET 2040 SERIES CLASS I	MTTIX
PRO-BLEND® MODERATE TERM SERIES CLASS I	MNMIX	TARGET 2040 SERIES CLASS K	MTTKX
		TARGET 2040 SERIES CLASS R	MTTRX
PRO-BLEND® EXTENDED TERM SERIES		TARGET 2045 SERIES
PRO-BLEND® EXTENDED TERM SERIES CLASS R2 (FORMERLY, CLASS C)	MNECX	TARGET 2045 SERIES CLASS I	MTUIX
PRO-BLEND® EXTENDED TERM SERIES CLASS R	MNBRX	TARGET 2045 SERIES CLASS K	MTUKX
PRO-BLEND® EXTENDED TERM SERIES CLASS S	MNBAX	TARGET 2045 SERIES CLASS R	MTURX
PRO-BLEND® EXTENDED TERM SERIES CLASS I	MNBIX
TARGET 2050 SERIES
PRO-BLEND® MAXIMUM TERM SERIES		TARGET 2050 SERIES CLASS I	MTYIX
PRO-BLEND® MAXIMUM TERM SERIES CLASS R2 (FORMERLY, CLASS C)	MNHCX	TARGET 2050 SDERIES CLASS K	MTYKX
PRO-BLEND® MAXIMUM TERM SERIES CLASS R	MNHRX	TARGET 2050 SERIES CLASS R	MTYRX
PRO-BLEND® MAXIMUM TERM SERIES CLASS S	EXHAX	TARGET 2055 SERIES
PRO-BLEND® MAXIMUM TERM SERIES CLASS I	MNHIX	TARGET 2055 SERIES CLASS I	MTZIX
		TARGET 2055 SERIES CLASS K	MTZKX
TARGET INCOME SERIES		TARGET 2055 SERIES CLASS R	MTZRX
TARGET INCOME SERIES CLASS I	MTDIX
TARGET INCOME SERIES CLASS K	MTDKX	TARGET 2060 SERIES
TARGET INCOME SERIES CLASS R	MTDRX	TARGET 2060 SERIES CLASS I	MTKIX
		TARGET 2060 SERIES CLASS K	MTKKX
TARGET 2015 SERIES		TARGET 2060 SERIES CLASS R	MTKRX
TARGET 2015 SERIES CLASS I	MTJIX
TARGET 2015 SERIES CLASS K	MTJKX	EQUITY SERIES
TARGET 2015 SERIES CLASS R	MTJRX	EQUITY SERIES CLASS S (FORMERLY, CLASS A)	EXEYX
TARGET 2020 SERIES
TARGET 2020 SERIES CLASS I	MTNIX	OVERSEAS SERIES
TARGET 2020 SERIES CLASS K	MTNKX	OVERSEAS SERIES CLASS I (FORMERLY, CLASS A)	EXOSX
TARGET 2020 SERIES CLASS R	MTNRX
DISCIPLINED VALUE SERIES
		DISCIPLINED VALUE SERIES CLASS I	MNDFX
		DISCIPLINED VALUE SERIES CLASS S	MDFSX
TARGET 2025 SERIES		QUALITY EQUITY SERIES
TARGET 2025 SERIES CLASS I	MTOAX	QUALITY EQUITY SERIES CLASS I	MNQIX
TARGET 2025 SERIES CLASS K	MTOKX	QUALITY EQUITY SERIES CLASS S	MNQSX
TARGET 2025 SERIES CLASS R	MTORX

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2

The Fund

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This SAI relates to the following series of the Fund: Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, and Pro-Blend Maximum Term Series (Class I, R, R2 (formerly, Class C) and S) (collectively, the “Pro-Blend Series”); Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (Class I, K and R) (collectively, the “Target Series”); Equity Series (Class S (formerly, Class A)); Overseas Series (Class I (formerly, Class A)); Disciplined Value Series (Class S and I) ; and Quality Equity Series (Class S and I) (each a “Series”). Each Series is a separate mutual fund with its own investment objective, strategies and risks. The Fund’s Board of Directors (“Board” or “Board of Directors”) may, at its own discretion, create additional series of shares (and classes of such Series), each of which would have separate assets and liabilities.

Currently, the Fund has issued the following classes of shares of the Series: Class I, K, R, R2 and S.

Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, shareholder service fees and administrative expenses applicable to the respective class of shares as a result of its distribution and shareholder services arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, and (ii) each class has exclusive voting rights with respect to any distribution and/or shareholder service fees which relate only to such class. As a result of each class’ differing amount of distribution and/or shareholder services fees, shares of different classes of the same Series may have different NAVs per share.

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund’s shareholders will vote in the aggregate and not by Series or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

Shares of the Fund may not be available for purchase in every state. If a Series’ shares are not registered in a state, investments will not be accepted for the Series from shareholders in that state, and requests to exchange from another Series into that Series also will not be accepted. Please contact the Fund at 1-800-466-3863 for information about state availability.

Investment Goals

Each Series’ investment goal is described in its prospectus.

The investment goals of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a material change in the investment objective of a Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

The investment strategy of the Equity Series is to invest, under normal circumstances, at least 80% of its assets in equity securities. The investment strategy of the Overseas Series is to invest, under normal circumstances, at least 80% of its assets in securities of issuers from outside the United States. The investment strategy of the Disciplined Value Series is to invest, under normal circumstances, at least 80% of its assets in dividend-paying common stocks. The investment strategy of the Quality Equity Series is to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

Each of the Series will notify its shareholders at least sixty (60) days prior to any change in their respective investment strategies.

Each of the Series is a diversified mutual fund.

Summary of the Target Series’ Investment Strategies

Each Target Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (referred to as the underlying funds) in order to meet its target asset allocations and investment style. These underlying funds will pursue asset allocation strategies, and will invest in a combination of stocks, bonds, derivatives and cash. The Series are designed to provide investors with investment management, asset allocation and ongoing reallocation over time. Because the Series invest in other

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mutual funds rather than directly in securities, each Series is classified as a “fund of funds.” Each Target Series currently invests in one or more of the Pro-Blend Series as described in its prospectus. Each Target Series has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. The target asset allocation of the Target Income Series is expected to remain fixed over time, and is designed as the most conservative of the Series. The other Target Series are expected to vary over time, generally becoming more conservative as the target date approaches and for five years following the target date. The portfolios of the Target Series with later target dates are more heavily allocated to stocks, and reflect a more aggressive approach. Target Series with earlier target dates are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. This reflects the need for reduced investment risk as your retirement or other investment goal approaches and the need for greater certainty of income after retiring or reaching your investment goal.

Over time, each Target Series’ allocation to the various asset classes will change according to a predetermined “glide range,” as illustrated in the prospectus. A Target Series reaches its most conservative planned allocation approximately five years after its target date. At such time, a Target Series’ allocations should be substantially the same as the allocations of the Target Income Series, and the Target Series’ Board of Directors expects to approve the combination of the Target Series with the Target Income Series. At that time, the Target Series’ shareholders will become shareholders of the Target Income Series. Shareholders will be notified prior to such combination.

Each Series may invest to a limited extent directly in equity and fixed income securities, and cash equivalents, including money market securities.

Investment Policies and Risks

Except as explicitly stated otherwise, all investment policies of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval.

The following discussion provides additional information about those principal investment strategies and related risks, as well as information about non-principal investment strategies (and related risks) that a Series may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Series’ prospectus, is considered by the Series to be a non-principal strategy (or related risk).

The different types of investments in which a Series or an underlying fund of a Target Series typically may invest, the investment techniques each may use, and the risks normally associated with these investments are discussed below. In addition to its investments in one or more underlying funds, each Target Series may invest directly in equity and fixed income securities, and cash equivalents, including money market securities, and engage in certain investment techniques, which are outlined below. For purposes of the descriptions below, references to “a Series” or “each Series” include each of the underlying funds, except as otherwise specifically stated.

Not all securities or techniques discussed below are eligible investments for each Series or underlying fund. A Series or underlying fund will make investments that are intended to help achieve its investment objective.

EQUITY INVESTMENTS

Common Stocks. Each Series may purchase exchange-traded and over the counter (“OTC”) common stocks.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Series invest may not be as great as that of exchange-listed stocks and, if the Series were to dispose of such stocks, the Series may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Small- and mid-size company securities. Each Series may invest in small- and mid-size companies. Securities of small companies often have only a small proportion of their outstanding securities held by the general public. They may have limited trading markets that may be subject to wide price fluctuations. Small- and mid-size companies may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. Small- and mid-size companies may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small- and mid-size companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small- and mid-size companies may suffer significant losses.

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Depository Receipts. Each Series may purchase Depository Receipts. Depository Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depository. Depository Receipts are not necessarily denominated in the same currency as the underlying securities. American Depository Receipts (“ADRs”) are dollar-denominated Depository Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.

The Depository Receipts in which the Series invest may be “sponsored” or “unsponsored.” Sponsored Depository Receipts are established jointly by a depository and the underlying issuer, whereas unsponsored Depository Receipts may be established by a depository without participation by the underlying issuer. Holders of unsponsored Depository Receipts generally bear all the costs associated with establishing unsponsored Depository Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Initial Public Offerings (“IPOs”). Each Series may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers tends to be volatile, and share prices of newly-public companies tend to fluctuate significantly over short periods of time.

Preferred Stocks. Each Series may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Series can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities. Each Series may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities may be rated below investment grade (“high yield”) or not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Series’ ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest

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rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants. Each Series may purchase warrants. Warrants acquired by a Series entitle it to buy common stock from the issuer at a specified price and time. Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which the warrant entitles the holder to purchase, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Series may or may not be listed on a national securities exchange. None of the Series (with the exception of the Disciplined Value Series) may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants which are not listed on either the NYSE or the NYSE MKT LLC.

Real Estate Investment Trusts (“REITs”). Each Series may invest in shares of REITs, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

Trust Certificates, Partnership Interests and Equity Participations. Each Series may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Series. However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

Business Development Companies (“BDCs”). BDCs are a type of closed-end investment company regulated under the 1940 Act. BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. A Series that invests in BDCs will indirectly bear its proportionate share of any management and other operating expenses and of any performance-based or incentive fees charged by the BDCs in which it invests, in

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addition to the expenses paid by the Series. The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Series invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by a Series, may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Series’ returns. Credit downgrades may also result in requirements for a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s net asset value (“NAV”) per share and its market value.

Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.

Master Limited Partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and which are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers.

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General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the Series. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights, and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME INVESTMENTS

Corporate Debt Obligations. Each Series may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. Each Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

A Series will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), is satisfied that the credit risk with respect to any instrumentality is consistent with the Series’ goal and strategies.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreements” or “SPAs”). Under the SPAs, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the SPAs to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

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Mortgage-Backed Securities. Each Series may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. Some of these securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are supported by the U.S. Treasury’s authority to purchase the obligations and lend to the companies. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Series (with the exception of the Disciplined Value Series) may also invest in private pass-through securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Each Series may invest in CMOs and REMICs without restriction as to any specific ratings agency security rating. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Mortgage Dollar Rolls. Each Series (with the exception of the Disciplined Value Series) may invest in mortgage dollar rolls. Mortgage dollar rolls are transactions in which a Series sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. A mortgage dollar roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potential reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed as a collateralized borrowing in which a Series pledges a mortgage-backed security to a counterparty to obtain cash. The counterparty with which a Series enters into a mortgage dollar roll transaction is not required to return the same securities as those originally sold by the Series, but rather only securities which are “substantially identical.” To be considered substantially identical, the securities returned to the Series generally must be of the same type, coupon, and maturity and meet the “good delivery guidelines” established by the Bond Market Association, which is a private trade association of dealers in debt securities. Notwithstanding a dealer’s compliance with the “good delivery guidelines,” a Series may assume some risk because the characteristics of the mortgage-backed securities delivered to the Series may be less favorable than the mortgage-backed securities the Series delivered to the dealer. If the broker-dealer to whom a Series sells the securities becomes insolvent, the Series’ right to repurchase the securities may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the securities may change adversely over the term of the mortgage dollar roll and that the securities a Series is required to repurchase may be worth less than the securities that the Series originally held. To avoid senior security concerns, a Series will “cover” any mortgage dollar roll as required by the 1940 Act.

Asset-Backed Securities. Each Series (with the exception of the Disciplined Value Series) may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

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Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an instrument in such a security.

The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. Consequently, asset-backed securities are subject to call risk and extension risk (described below).

Collateralized Debt Obligations (“CDOs”). The Series may invest in CDOs which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Series as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Series may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Below Investment Grade Debt Securities. Each Target Series may invest in corporate debt securities rated below investment grade without limit. Each other Series (with the exception of the Disciplined Value Series) may invest up to 20% of its assets in corporate debt securities rated below investment grade. High risk, high yield securities rated below BBB by S&P or Baa by Moody’s are “below investment grade” and are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher rated securities and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is the Series’ policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor’s own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each of the Series will also seek to minimize risk by diversifying its holdings.

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Bank Loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Series may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Series may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Series considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, and will not have exposure to the Lender’s credit risk. The Series may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Series would agree to purchase a Participation or Assignment at set terms in the future. A Series may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Series anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may make Assignments and Participations difficult to value and have an adverse impact on the value of such instruments and on the Series’ ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Advisor that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Series holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Series’ assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Series may not recover its investment or recovery may be delayed.

The Loans in which the Series may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Series’ rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

The Advisor may from time to time have the opportunity to receive material non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Advisor may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Series and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Series (and other clients of the Advisor) may be disadvantaged in comparison to other investors, including with respect to the price the Series pays or receives when it buys or sells a bank loan. Further, the Advisor’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Advisor may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Advisor intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Yankee Bonds. Each Series (with the exception of the Disciplined Value Series) may invest in U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission (“SEC”) or issue securities under Rule 144A of the 1933 Act (“Yankee bonds”). These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker’s acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee bonds, as obligations of foreign issuers, are subject to the same types of risks discussed in “Risk of Foreign Securities” below. The Yankee bonds selected for a Series will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Obligations of Supranational Agencies. Each Series may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to a Series’ other restrictions on investments in foreign securities, described below.

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Zero-Coupon Bonds. Each Series may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. Each Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Inflation Protected Securities. Each Series may invest in inflation protected securities, which are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury, foreign governments, or U.S. or foreign companies. The relationship between an inflation protected security and its associated inflation index affects both the sum the Series is paid when the security matures and the amount of interest that the security pays the Series. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decrease. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Series receives the adjusted principal or the original principal, whichever is greater.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by a Series may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. A Series could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

Short-Term Investments/Temporary Defensive Positions. For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Series may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject a Series to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Series to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Series will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Series will suffer from the inability to invest in higher yield securities.

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DERIVATIVE TRANSACTIONS

Foreign Currency Transactions. Each Series may enter into forward foreign currency exchange contracts and use currency futures contracts, options on such futures contracts, and options on foreign currencies. The Series may engage in foreign currency transactions for hedging purposes, as well as to enhance the Series’ returns.

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Series may use forward contracts for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Series may use foreign currency transactions as part of a hedging strategy, as described below:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Series, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Series may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Series may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Series may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (“Position Hedging”). A Series may use Position Hedging when the Advisor reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Series may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Series has or in which the Series expects to have portfolio exposure.

Proxy Hedges. A Series may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Series’ portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.

Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Series’ portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Series’ securities denominated in linked currencies.

In addition to the hedging transactions described above, the Series may also engage in foreign currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Active investment in currencies may subject a Series to additional risks.

The Series may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The nondeliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

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The Series may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Series to additional risk.
The Series may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Series is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Series if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Series is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Series to benefit from favorable fluctuations in relevant foreign currencies. If a Series enters into a currency hedging transaction, the Series will “cover” its position as required by 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Series if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, interest rate, index, currency or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Series may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Series to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Series to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Series may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Series’ returns. Instances in which a Series may use futures contracts and related options for risk management or return enhancement purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; attempting to take advantage of expected price changes of various futures; or other risk management or return enhancement purposes. A Series may use futures for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

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When a Series purchases or sells a futures contract, or sells an option thereon, the Series is required to “cover” its position as required by the 1940 Act. A Series may enter into agreements with a futures commission merchant which provide for cash settlement of the Series’ physical deliverable futures contracts. If this occurs, the Series would treat such futures contracts as being cash-settled for purposes of determining the Series’ coverage requirements.

There are significant risks associated with a Series’ use of futures contracts and options on futures, including the following: (i) the success of a hedging or trading strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Series’ exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Series may purchase and write (i.e., sell) put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the 1940 Act.

A Series may purchase put and call options on securities for any purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Series may seek to purchase in the future. A Series purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Series, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Series.

When a Series writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which a Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.

When a Series wishes to sell a security at a specified price, it may seek to generate additional income by writing “covered” call options on the security. A call option is “covered” if the Series either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Series’ total return. When a Series writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Series retains the risk of loss from a decline in the value of the underlying security during the option period.

Although the Series may terminate its obligation by executing a closing purchase transaction, which is the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally sold, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Series. If such an option expires unexercised, the Series realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Series.

A Series may seek to hedge against an increase in the value of a security that it would like to acquire, or otherwise profit from an expected increase in the value of a security by writing a “naked” put option on the security. The writer of a naked put option has no position in the underlying security. If the security price rises, the option would expire worthless and a Series would profit by the amount of the premium it received, which may offset the increase in the market price of the security the Series would like to acquire. If the security price falls, however, a Series may lose an amount up to the difference between the value of the security and the premium it received, and the Series may be deprived of the opportunity to benefit from the full decrease in the market price of the security it would like to acquire. A Series may seek to terminate its position in a put option it writes before exercise by executing a closing purchase transaction. If the market is not liquid for a put option a Series has written, however, the Series must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes.

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A Series may purchase and write options on an exchange or over-the-counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging or trading strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; (iv) the buyer of an option assumes the risk of losing the entire premium invested in the option; (v) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (vi) while a Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. An equity swap is an agreement between counterparties to exchange a set of payments, determined by a stock or index return, with another set of payments (usually an interest-bearing (fixed or floating rate) instrument, but they can also be the return on another stock or index). In a total return swap, one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices, during a specified period. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Series may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Series may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Series than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Series may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Series is a buyer and no event of default occurs, the Series will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Series, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Series receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Series would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Series, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Series. Credit default swaps involve different risks than if a Series invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party, or vice versa. Swaptions give the holder the right to enter into a swap. A Series may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

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Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Series would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Series’ current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Series’ current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Series. This is true whether these derivative products are used to create additional risk exposure for a Series or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Series is obligated to make a payment to the counterparty, the Series must be prepared to make the payment when due. A Series could suffer losses with respect to such an agreement if the Series is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Series, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, a Series’ risk of loss will consist of any payments that the Series is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Series may have contractual remedies under the swap agreement.

A Series will enter into swaps only with counterparties that the Advisor believes to be creditworthy. In addition, a Series will earmark on the books of the Series or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

Government Regulation of Derivatives. The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Series must either operate within certain guidelines and restrictions with respect to the Series’ use of commodity interests, or the Advisor will be subject to registration and regulation under the CEA.

Consistent with the CFTC’s regulations, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA with respect to the Series and, therefore, the Series are not subject to registration or regulation under the CEA. As a result, the Series will operate within certain guidelines and restrictions with respect to their use of commodity interests. If a Series determines to no longer operate within such guidelines and restrictions, the Advisor would be subject to registration and regulation as a CPO under the CEA with respect to the Series. If a Series is subject to CFTC regulation, it may incur additional expenses. The Advisor has registered as a CPO with respect to certain products not included in this SAI.

The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing of many OTC derivatives transactions.

In addition, the SEC proposed new derivatives rules in December 2015 that could limit or prevent a Series from using such instruments as a part of its investment strategy, and could ultimately prevent a Series from being able to achieve its investment objective. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

OTHER INVESTMENT POLICIES

Foreign Securities. Except as noted, all of a Series’ policies regarding foreign securities discussed below are non-fundamental.

Pro-Blend Series: The Series may not purchase foreign securities if as a result of the purchase of such securities more than 50% of a Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by ADRs that are traded either on a domestic securities exchange or in the United States on the OTC market.

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Overseas Series: The Series will, under normal circumstances, invest at least 80% of its assets, and expects to be fully invested, in securities of issuers from countries outside the United States. In addition, it may also invest in corporate debt securities of foreign issuers and in obligations issued by foreign governments or their respective agencies or instrumentalities. The Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by ADRs that are listed on a domestic securities exchange or are traded in the United States on the OTC market. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies. The Series will invest no more than 25% of its assets in securities issued by any one foreign government.

Equity Series: The Series may not purchase foreign securities, provided that the Advisor shall have the ability to retain a security that after purchase changes its domicile to one outside the United States.

The restrictions set forth in this paragraph are fundamental policies that cannot be changed without the approval of a majority of the outstanding voting securities of the Series, as defined in the 1940 Act. The Series’ investments in foreign securities will be of the same types and quality as the domestic securities in which the Series may invest. The Series may invest in foreign securities when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment goals of the Series. The Pro-Blend Series will invest no more than 25% of its assets in securities issued by any one foreign government. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies.

Target Series: Each Series may invest its assets in foreign securities which are not publicly traded in the United States. The Series’ investments in foreign securities will be of the same types and quality as the domestic securities in which the Series may invest. The Series may invest in foreign securities when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment goals of the Series. Each Series may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by ADRs that are listed on a domestic securities exchange or are traded in the United States on the OTC market. Foreign debt securities may be denominated either in U.S. dollars or foreign currencies.

Disciplined Value Series: The Series may not purchase foreign securities if as a result of the purchase of such securities more than 10% of the Series’ assets would be invested in foreign securities, provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by ADRs that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

Quality Equity Series: The Series may invest up to 100% of its assets in equity securities of non-U.S. companies, including those that are not publicly traded in the United States. There are no prescribed limits on the geographic distribution of the Series’ investments, and the Series may focus its investments in only a few countries. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Risks of Foreign Securities. There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States.

In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government. A Series’ investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

A Series which invests in relatively few countries may experience increased volatility and risk as compared to a Series which is more diversified among countries. As a result of investing in relatively few countries, a Series will be more susceptible to country-specific economic or market factors; social or political factors; legal, custody, accounting, legislative and regulatory changes; and currency fluctuations.

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The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq; instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East; epidemics such as those caused by the Ebola or Zika viruses; political and military actions undertaken by Russia and the resulting sanctions imposed by the United States and European Union; terrorist attacks in the U.S. and around the world; social and political discord; debt crises (such as the recent Greek crisis); sovereign debt downgrades; or the exit or potential exit of one or more countries (such as the United Kingdom) from the European Union, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of a Series’ portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. and global economies and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Series’ investments are denominated relative to the U.S. dollar will affect the Series’ NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Series’ securities are quoted would reduce the Series’ NAV per share.

Repurchase Agreements. Each Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series’ custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts (“UITs”). Each Series may invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

The 1940 Act generally prohibits, subject to certain exceptions, an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Series’ total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to a Series’ investments in money market funds. A Series may invest in investment companies managed by the Advisor or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC.

To the extent a Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international, emerging markets, or global fund can invest in the securities markets of those countries. With the exception of the Series’ investments in money market funds and the Target Series’ investments in underlying funds, the Series do not intend to invest in other investment companies, unless, in the judgment of the Advisor, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

The Series may invest in securities of open-end investment companies, including exchange-traded funds (“ETFs”) organized as open-end investment companies, closed-end investment companies or unit investment trusts, including ETFs organized as unit investment trusts. As stated above, each of the Target Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds, currently one or more of the Pro-Blend Series, in order to meet its target asset allocations and investment style. The Target Series will invest in the underlying funds in excess of the limits set forth above in reliance on an exemption provided under the 1940 Act with respect to investments made in other investment companies that are part of the same group of investment companies as the Series. Each of the Pro-Blend Series is prohibited from acquiring securities of other investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

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Investments in closed-end investment companies may involve the payment of substantial premiums above the NAV of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. A Series also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

ETFs are investment companies that are registered under the 1940 Act as open-end funds or UITs. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Each Series may invest in iShares® Funds, which are ETFs issued by iShares Trust and iShares, Inc. Pursuant to an exemptive order issued to iShares® and procedures adopted by the Fund’s Board of Directors, the Series may invest in an iShares® Fund beyond the limits set forth in section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions. iShares® is a registered trademark of BlackRock Fund Advisors (“BFA”). Neither BFA nor the iShares® Funds make any representations regarding the advisability of investing in a Series.

Exchange-Traded Products (“ETPs”). Certain Series may purchase shares of or interests in ETPs, which may or may not be investment companies registered under the 1940 Act. The risks of owning interests of an ETP, such as an exchange-traded note (“ETN”) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the NAV of an ETP’s shares). For example, supply and demand for shares of an ETP or market disruptions may cause the market price of the ETP to deviate from the value of the ETP’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Series indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Series and its shareholders directly bear in connection with the Series’ operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing fixed income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Securities Lending. Each Series may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of a Series’ total assets taken at value (including the loan collateral). A Series will not lend portfolio securities to its investment advisor, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Series. By lending its securities, a Series may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

A Series may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Series’ securities lending agent. A Series will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Series must be able to terminate the loan on demand; (iv) the Series must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Series must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Series’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

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Investing the cash collateral subjects a Series to market risk. A Series remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Series, and the Series may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

Short Sales. Short sales may be used by a Series as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The Series may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, the Series owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Series with respect to the securities that are sold short. “Uncovered” short sales are transactions under which a Series sells a security it does not own. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Series closes its short position or replaces the borrowed security, the Series will: (i) earmark on the books of the Series or maintain in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Series’ short position as required by the 1940 Act.

A Series may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Series sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or their peers. This strategy may effectively result in the Series having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Series’ share price and make the Series’ returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Series’ portfolio securities. The use of leverage may also cause a Series to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

Forward Commitments or Purchases on a When-Issued Basis. Each Series (with the exception of the Disciplined Value Series) may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Series before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Series will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will earmark on the books of the Series or maintain a separate account consisting of liquid assets in an amount at least equal to the purchase price.

Investment in Illiquid and Restricted Securities. The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (“1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor pursuant to procedures adopted by the Board of Directors. The Series’ ability to invest in restricted securities includes investments in unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).

Borrowings. Each Series may borrow money subject to its fundamental and non-fundamental investment policies. Borrowing money will subject a Series to interest costs. The Series generally borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Series may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). The Series may establish lines of credit with certain banks by which they may borrow funds for temporary or emergency purposes. The Series may use lines of credit to meet large or unexpected redemptions that would otherwise force the Series to liquidate securities under circumstances which are unfavorable to the Series’ remaining shareholders. A Series may be required to maintain minimum average balances in connection with its use of a line of credit or to pay a commitment or other fee to maintain the line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Diversification. The Series are diversified as defined in the 1940 Act. Further, each Series intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Series be diversified (i.e., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets. Diversification does not guarantee against a loss.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Series’ ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Series may invest, which could result in material adverse consequences for such issuers and may cause the Series’ investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Series invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

Investment Restrictions

Each Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Series’ outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The following restrictions apply to all the Series (with the exception of the Quality Equity Series).

None of the Series may:

1. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions;

3. Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder;

4. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder;

5. Purchase or sell real estate, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, each Series may: (a) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) hold or sell real estate received in connection with securities it holds or held; or (c) trade in futures contracts (including forward foreign currency contracts) and options on futures contracts (including options on currencies) to the extent consistent with the Series’ investment objective and policies;

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security; and

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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The following restrictions apply to the Quality Equity Series.

The Series may not:

1. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions;

3. Make loans, except that each Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder;

4. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder;

5. Purchase or sell physical commodities or commodities contracts based on physical commodities or invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Series from, among other things, (i) purchasing marketable securities of companies that deal in real estate or interests therein (including REITs); (ii) purchasing marketable securities of companies that deal in physical commodities or interests therein; and (iii) purchasing, selling and entering into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments;

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security; and

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following non-fundamental investment policies and restrictions apply to all the Series with the exception of the Target Series. They may be changed by the Fund’s Board of Directors.

1. None of the Series may invest in illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities; and

2. None of the Series may purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The following non-fundamental investment policies and restrictions apply to all the Series with the exception of the Target Series, the Disciplined Value Series and the Quality Equity Series. They may be changed by the Fund’s Board of Directors.

1. Each Series will invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time; and

2. None of the Series may invest more than 5% of the value of its total net assets in warrants. Included within that amount, but not to exceed 2% of the value of the Series’ net assets, may be warrants, which are not listed on the NYSE or the NYSE MKT LLC.

The following non-fundamental investment policies and restrictions apply to the Equity Series, Overseas Series. They may be changed by the Fund’s Board of Directors.

1. The Series’ investment policies with respect to options on securities and with respect to stock index and currency futures and related options are subject to the following non-fundamental limitations: (1) with respect to any Series, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Series; (2) a Series will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Series; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Series will not exceed 5% of the total assets of the Series; (4) the security underlying the put or call is within the investment policies of each Series and the option is issued by the Options Clearing Corporation; and (5) the Series may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange; and

2. The Overseas Series may invest up to 100% of its assets in foreign securities.

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The following non-fundamental investment policy and restriction applies to the Target Series. It may be changed by the Fund’s Board of Directors.

None of the Target Series may:

1. Invest more than 15% of its net assets in illiquid securities.

Except for the limitations on borrowings, or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Series’ investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each Series from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions do not apply to non-diversified funds.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Under normal market conditions, each Series expects that its long-term average annual turnover rate will be less than 100%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the annual turnover rate with confidence. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Series to pay correspondingly increased brokerage and trading costs. In addition to the transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under Federal Tax Treatment of Dividends and Distributions, to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.

Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31), in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings reports filed with the SEC on Form N-Q. Each Series’ Annual and Semi-Annual Reports are distributed to shareholders and the most recent Reports are available on the Fund’s website (see address below). The Series’ holdings reports on Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, each Series’ month-end and quarter-end complete portfolio holdings are available on the Fund’s website at www.manning-napier.com. This

24

information is provided with a lag of at least eight days. The information provided will include the following for each security in the portfolio: security name, CUSIP or Sedol symbol, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. For futures contracts, the information provided will include the underlying instrument, the notional value of the contracts, and the amount of unrealized appreciation or depreciation. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi-Annual Reports) or filed with the SEC (with respect to a Form N-Q). This information is publicly available to all categories of persons.

The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent calendar month, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of “non-public” portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Fund’s Chief Compliance Officer (or her designee) (“CCO”) may authorize disclosure of non-public portfolio holdings to rating and ranking organizations, mutual fund databases, consultants, and other organizations that will use the data for due diligence, rating, or ranking the Series, or similar uses at differing times and/or with different lag times than those described above. Prior to making any disclosure of non-public portfolio holdings to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, principal underwriter, or any affiliated person of the Fund are addressed.

The Fund’s policies and procedures also permit the Fund to disclose certain commentary and analytical, statistical, performance or similar information relating to a Series of the Fund or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Series’ portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock components and other investments of a Series; the attribution of a Series’ returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Series; certain valuation metrics of a Series (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Series’ fixed income holdings.

The Fund requires any third party receiving non-public portfolio holdings or information which is derived from portfolio holdings that is deemed material (together, “portfolio holdings data”) to enter into a confidentiality agreement with the Fund which provides, among other things, that non-public portfolio holdings data will be kept confidential and that the recipient has a duty not to trade on the portfolio holdings data and will use such information solely to analyze and rank a Series, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Fund to demonstrate its adherence to the provisions of the agreement. The Board of Directors will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable.

The Fund does not receive any compensation or other consideration for disclosure of portfolio holdings information.

In addition, the Fund’s service providers, such as the Advisor, Custodian, Counsel (Morgan, Lewis & Bockius LLP (“MLB”)), PricewaterhouseCoopers LLP (“PwC”), Distributor, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), all as defined herein, may possess or receive daily portfolio holdings information with no lag time in connection with their services to the Fund. In addition, proxy voting service providers (see Appendix C) may receive portfolio holdings information with no lag time, as necessary, in connection with their services to the Fund. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Fund or by the nature of its relationship with the Fund.

Management

The overall business and affairs of the Fund are managed by the Fund’s Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund’s officers and to the Advisor and other service providers.

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The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years. Manning & Napier Advisors, LLC is the successor entity to Manning & Napier Advisors, Inc. Accordingly, for purposes of the charts below, an individual’s employment history at Manning & Napier Advisors, LLC includes his/her employment history at Manning & Napier Advisors, Inc., except as otherwise stated.

Interested Director and Officer

Name:	Michele T. Mosca*

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	44

Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director

Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]

Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) – Manning & Napier Advisors, LLC; President, Director (since 2015) – Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) – Rainier Investment Management Mutual Funds

Holds the following title for various subsidiaires and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee – Rainier Investment Management Mutual Funds (six portfolios) (since 2016)

Independent Directors

Name:	Stephen B. Ashley

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	76

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1996

Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) – The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) – Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	71

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2007

Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) – Ithaka Acquistion Corporation (investments); Chairman (2007-2009) – Alsius Corporation (investments); Managing Member (1991-present) – PMSV Holdings LLC (investments); Managing Member (2010-2016) – Venbio (investments).

Number of Portfolios Overseen within Fund Complex:	39

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Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present);

ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-present); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014)

Name:	Peter L. Faber

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	78

Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1987

Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) – McDermott, Will & Emery LLP (law firm)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010);

New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	81

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1985

Principal Occupation(s) During Past 5 Years:	President (1994- present) – The Greening Group (business consultants); Partner (2006-present) – The Restaurant Group (restaurants)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	65

Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2012

Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) – General Motors Company (auto manufacturer)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

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Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	53

Current Position(s) Held with Fund:	Vice President

Term of Office[1] & Length of Time Served:	Since 2004

Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) -Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	29

Current Position(s) Held with Fund:	Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2016

Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) – Manning & Napier Fund, Inc.

Name:	Christine Glavin

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	50

Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer

Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001

Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) – Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 – Exeter Trust Company

Name:	Jodi L. Hedberg

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	49

Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer

Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)- Manning & Napier Fund, Inc.

Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	29

Current Position(s) Held with Fund:	Assistant Vice President

Term of Office[1] & Length of Time Served:	Since 2017

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Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) – Manning & Napier Advisors, LLC

Name:	Amy Williams

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	55

Current Position(s) Held with Fund:	Assistant Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2016

Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation – Manning & Napier Advisors, LLC and affiliates since 2009

Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	51

Current Position(s) Held with Fund:	Chief Legal Officer

Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004

Principal Occupation(s) During Past 5 Years:	Counsel – Manning & Napier Advisors, LLC and affiliates since 2000

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*	Interested Director, within the meaning of the 1940 Act by reason of her position with the Fund’s investment advisor and distributor.
[1]	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Equity Ownership of Directors as of 12/31/16

Name of Directors	Dollar Ranger of Equity Securities in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Stephen B. Ashley	Pro-Blend Extended Term Series – Over $100,000	Over $100,000
Paul A. Brooke	None	None
Peter L. Faber	Pro-Blend Conservative Term Series – Over $100,000	Over $100,000
Pro-Blend Extended Term Series – Over $100,000
Harris H. Rusitzky	None	Over $100,000
Chester N. Watson	None	None
Interested Director
Michele T. Mosca	Disciplined Value Series – Between $50,001 and $100,000	Between $50,001 and $100,000

None of the Independent Directors have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, LLC or its Distributor, Manning & Napier Investor Services, Inc.

Board Responsibilities. The management and affairs of the Fund and the Series are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Series and each of the Fund’s additional other series, which include Series not described in this SAI. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Fund.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and Distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

29

The Directors’ role in risk oversight begins before the inception of a Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Series.

The Board meets regularly with the Fund’s CCO to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Fund’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Fair Value Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC is recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chair of the Board, Michele T. Mosca, is an interested person of the Fund as that term is defined in the 1940 Act. The Fund does not have a single lead Independent Director. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Fund (i.e., “Independent Directors”) constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board.

Individual Director Qualifications

The Fund has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Series provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Series, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Michele T. Mosca should serve as Director because of her knowledge of and experience in the financial services industry generally, and the specific experience she has gained with respect to the operation and distribution of the Fund from serving in various executive and management positions with the Advisor and the Distributor since 2000. Ms. Mosca has over 20 years

30

of experience in business management, distribution strategy and oversight, platform management, product development and strategic planning. The Fund has also concluded that Ms. Mosca should serve as Director because of the experience she has gained from serving as CEO, President and Trustee of the Rainier Investment Management Mutual Funds.

The Fund has concluded that Stephen B. Ashley should serve as Director because of the experience he has gained in his various roles with the Ashley Group, a property management company, his experience as Chairman and Director of a publicly traded company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Director of the Fund since 1996.

The Fund has concluded that Paul A. Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. In addition, Mr. Brooke was a Founder and Managing Partner of VenBio, an investment firm focused on biotechnology. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

The Fund has concluded that Peter L. Faber should serve as Director because of the experience he gained serving as a Partner and Senior Counsel in the tax practice of a large, international law firm, McDermott, Will & Emery LLP, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1987.

The Fund has concluded that Harris H. Rusitzky should serve as Director because of the business experience he gained as founding President of the Rochester Funds, as President of a consulting company, The Greening Group, as a Partner of The Restaurant Group, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1985.

The Fund has concluded that Chester N. Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves as Chairman of the Finance Committee and Member of the Audit Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky and Chester N. Watson (Chairman). The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee met twice during the last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

The Governance and Nominating Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, Peter L. Faber, Harris H. Rusitzky and Chester N. Watson. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee met twice during the last fiscal year. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B.

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The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s CCO’s salary is paid by the Fund. Each Independent Director receives an annual fee of $70,000. Annual fees will be calculated quarterly. Each Independent Director receives $10,000 per Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $3,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $2,000 per Committee meeting attended. Mr. Watson receives an additional fee of $2,500 per Audit Committee meeting for serving as Audit Committee Chairman.

Compensation Table for Fiscal Year Ended October 31, 2016

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Jodi Hedberg	CCO	$130,000			$130,000
Harris H. Rusitzky	Director	$160,000			$160,000
Peter L. Faber	Director	$154,000			$154,000
Stephen B. Ashley	Director	$160,000			$160,000
Paul A. Brooke	Director	$160,000			$160,000
Chester N. Watson	Director, Audit Committee Chair	$165,000			$165,000

*	As of October 31, 2016, the Fund Complex consisted of 39 Series.

As of January 31, 2017, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

Code of Ethics

The Board of Directors of the Fund, the Advisor, and the Fund’s principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. This Code of Ethics applies to the personal investing activities of directors, officers and certain employees (“access persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under this Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of this Code of Ethics is on file with the SEC, and is available to the public.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Series to the Advisor, subject to the Board’s general oversight. The Advisor has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this SAI as Appendix C. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-466-3863 or by writing to the Fund at Manning & Napier Fund, Inc., P.O. Box 805, Fairport, NY 14450. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Beneficial Owners

As of January 31, 2017, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the shares of a Series or a class of a Series, as applicable. Persons who owned of record or beneficially more than 25% of a Series’ outstanding shares may be deemed to control the Series within the meaning of the 1940 Act. Shareholders controlling a Series may have a significant impact on any shareholder vote of the Series. The Fund believes that most of the shares held of record referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

32

Pro-Blend Conservative Term Series — Class R2 Shares

Record Owners

Name and Address	Percentage of Class
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	45.88%

Pro-Blend Conservative Term Series — Class S Shares

Record Owners

Name and Address	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	48.57%

Pro-Blend Conservative Term Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	28.45%

MANNING & NAPIER FUND TARGET INCOME SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	27.13%

TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 NORTH BROADWAY, SUITE 1000 ST. LOUIS, MO 63102-2733	9.77%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	5.30%

Pro-Blend Conservative Term Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR, CT 06095	40.52%

NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES, CA 90015-2211	12.09%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	11.42%

RONALD MORRIS & JENNFER MORRIS TTEE PROVIDENCE REAL ESTATE CONSULTING LLC CASH BALANCE PLAN 4440 TUCK ROAD LOGANVILLE, GA 30052-3268	6.18%

MASSACHUSETTS MUTUAL LIFE INS CO C/O DONNA WATSON 1295 STATE STREET, MIP C105 SPRINGFIELD, MA 01111	5.82%

33

Pro-Blend Moderate Term Series — Class R2 Shares

Record Owners

Name and Address	Percentage of Class
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	33.87%

Pro-Blend Moderate Term Series — Class S Shares

Record Owners

Name and Address	Percentage of Class
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 766 I.U.O.E. LOCAL 14-14B 141-57 NORTHERN BLVD FLUSHING, NY 11354	21.61%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	10.63%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	9.02%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	5.69%

Pro-Blend Moderate Term Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
MANNING & NAPIER FUND TARGET 2020 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	38.29%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	16.41%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	8.35%

34

Pro-Blend Moderate Term Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR, CT 06095	51.08%

MASSACHUSETTS MUTUAL LIFE INS CO C/O DONNA WATSON 1295 STATE ST MIP C105 SPRINGFIELD, MA 01111	9.60%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	8.55%

NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE STREET, SUITE 2700 LOS ANGELES, CA 90015-2211	7.07%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	6.61%

GENE GUTMAN & LOREN GUTMAN TTEES GENE GUTMAN DMD & ASSOC PC PROFIT SHARING TRUST FBO GENE GUTMAN HUNTINGDON VALLEY, PA 19006-2706	6.40%

Pro-Blend Extended Term Series — Class R2 Shares

Record Owners

Name and Address	Percentage of Class
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	39.70%

Pro-Blend Extended Term Series — Class S Shares

Record Owners

Name and Address	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	11.38%

35

Name and Address	Percentage of Class
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	7.83%

Pro-Blend Extended Term Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
MANNING & NAPIER FUND TARGET 2030 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	31.69%

MANNING & NAPIER FUND TARGET 2040 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	8.58%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	7.69%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	6.84%

MANNING & NAPIER FUND TARGET 2020 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DR FAIRPORT, NY 14450	5.33%

Pro-Blend Extended Term Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR, CT 06095	39.84%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	18.87%

NFS LLC FEBO RELIANCE TRUST CO TTEE/CUST FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE STREET, SUITE 2700 LOS ANGELES, CA 90015-2211	9.58%

MASSACHUSETTS MUTUAL LIFE INS CO C/O DONNA WATSON 1295 STATE STREET, MIP C105 SPRINGFIELD, MA 01111	8.85%

FIFTH THIRD BANK TTEE VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	6.89%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	6.41%

36

Pro-Blend Maximum Term Series — Class R2 Shares

Record Owners

Name and Address	Percentage of Class
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	47.50%

Pro-Blend Maximum Term Series — Class S Shares

Record Owners

Name and Address	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	11.94%

NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	11.64%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY, KW1C COVINGTON, KY 41015	5.35%

Pro-Blend Maximum Term Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
MANNING & NAPIER FUND TARGET 2040 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	20.95%

MANNING & NAPIER FUND TARGET 2050 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	11.45%

MANNING & NAPIER FUND TARGET 2030 SERIES MANNING & NAPIER FUND INC ATTN AMY WILLIAMS 290 WOODCLIFF DRIVE FAIRPORT, NY 14450	7.39%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	7.27%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY #KW1C COVINGTON, KY 41015	6.78%

37

Pro-Blend Maximum Term Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
VOYA RETREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR, CT 06095	39.43%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	23.48%

NFS LLC FEBO FOR TRS FBO VARIOUS RET PLANS 1150 S OLIVE ST STE 2700 LOS ANGELES, CA 90015-2211	10.20%

MASSACHUSETTS MUTUAL LIFE INS CO C/O DONNA WATSON 1295 STATE STREET, MIP C105 SPRINGFIELD, MA 01111	7.25%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	6.71%

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Equity Series — Class S Shares

Record Owners

Name and Address	Percentage of Series
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	33.18%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	6.30%

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR, CT 06095	5.06%

Overseas Series — Class I Shares

Record Owners

Name and Address	Percentage of Series
NFS LLC FEBO THE NORTHERN TRUST COMPANY PO BOX 92956 CHICAGO, IL 60675	8.98%

THE NORTHERN TRUST COMPANY AS TRUSTEE FBO FREESCALE-DV P.O BOX 92994 CHICAGO, IL 60675-2994	7.15%

NOVANT HEALTH INC C/O WAYNE MORGAN 2085 FRONTIS PLAZA BLVD WINSTON SALEM, NC 27103-5614	6.76%

NEVADA SYSTEM OF HIGHER EDUCATION 2601 ENTERPRISE RD RENO, NV 89512-1666	6.06%

MICHIGAN EDUCATION SPECIAL SERVICES ASSOCIATION ATTN JEFF KINDINGER PO BOX 2560 EAST LANSING, MI 48826-2560	5.36%

NORTHERN TRUST FBO METRO ATLANTA RAPID TRANSIT AUTHORITY A/C 2697228 P.O.BOX 92956 CHICAGO, IL 60675	5.07%

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Target Income Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY MA, 02169-0938	56.38%

T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL ROAD OWINGS MILLS, MD 21117-4903	15.20%

WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	10.85%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	7.11%

JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090	5.32%

Target Income Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	84.86%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN RD PO BOX 1028 WEST TRENTON, NJ 08628	5.64%

Target Income Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	32.35%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	24.62%

NFS LLC FEBO HALL CONTRACTING CORPORATION ESO 6415 LAKEVIEW RD CHARLOTTE, NC 28269	17.84%

RELIANCE TRUST COMPANY FBO RETIREMENT PLANS SERVICED BY METLIF C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	12.73%

40

Target 2015 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	65.42%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015	7.49%

ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL ROAD OWINGS MILLS, MD 21117-4903	6.97%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	6.87%

NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	5.73%

Target 2015 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	42.11%

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K – FG 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	18.40%

GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8515 E ORCHARD ROAD, 2T2 GREENWOOD VILLAGE, CO 80111	14.72%

FIIOC FBO PROSOFT TECHNOLOGY INC 401(K) PROFIT SHARING PLAN & TRUST 100 MAGELLIAN WAY (KW1C) COVINGTON, KY 41015-1987	9.48%

Target 2015 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	71.06%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	24.08%

41

Target 2020 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	56.46%

WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	16.13%

T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL ROAD OWINGS MILLS, MD 21117-4903	8.97%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	7.48%

Target 2020 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	52.21%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN ROAD P.O. BOX 1028 WEST TRENTON, NJ 08628	17.80%

Target 2020 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
MID ATLANTIC TRUST COMPANY FBO MANHATTAN BUSINESS INTERIORS I 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	32.50%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONCK AVENUE HARRISON, NY 10528-2418	20.37%

CBNA AS CUSTODIAN FBO COLLIGAN LAW, LLP 401(K) PLAN 6 RHOADS DRIVE STE 7 UTICA, NY 135026374	13.25%

DCGT AS TTEE AND/OR CUSTFBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	10.97%

STATE STREET BANK AND TRUST AS TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	7.51%

42

Target 2025 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	58.60%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	20.54%

NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015	7.15%

Target 2025 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	28.76%

GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD ROAD GREENWOOD VILLAGE, CO 80111	21.85%

FIIOC FBO HORIZON SOLUTIONS LLC PROFIT SHARING PLAN 100 MAGELLAN WAY (KW1C) COVINGTON, KY 41015-1987	12.93%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN RD O BOX 1028 WEST TRENTON, NJ 08682	10.47%

FIIOC FBO PROSOFT TECHNOLOGY INC 401(K) PROFIT SHARING PLAN & TRUST 100 MAGELLAN WAY (KW1C) COVINGTON, KY 41015-1987	8.67%

43

Target 2025 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50303	49.79%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVENUE HARRISON, NY 10528-2418	39.61%

Target 2030 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	52.24%

WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	19.82%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	8.72%

T ROWE PRICE RETIREMENT PLAN SERVICES INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL ROAD OWINGS MILLS, MD 21117-4903	7.03%

Target 2030 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	55.00%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN RD PO BOX 1028 WEST TRENTON, NJ 08628	5.93%

Target 2030 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVENUE HARRISON, NY 10528-2418	48.17%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	21.73%

44

Name and Address	Percentage of Class
CBNA AS CUSTODIAN FBO COLLIGAN LAW, LLP 401(K) PLAN 6 RHOADS DRIVE STE 7 UTICA, NY 135026374	8.00%

STATE STREET BANK AND TRUST AS TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	7.10%

RELIANCE TRUST COMPANY FBO GALLOWAY SCHOOL P.O. BOX 48529 ATLANTA, GA 30362	6.90%

Target 2035 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	71.36%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	11.79%

RELIANCE TRUST COMPANY FBO LA SPECIALTY P.O. BOX 48529 ATLANTA, GA 30362	5.51%

Target 2035 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD ROAD GREENWOOD VILLAGE, CO 80111	38.50%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	19.45%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN RD PO BOX 1028 WEST TRENTON, NJ 08628	17.88%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	5.46%

45

Target 2035 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	59.94%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVENUE HARRISON, NY 10528-2418	33.85%

NFS LLC FEBO TIMOTHY R CALL TTEE EMPIRE TRACTOR INC 401K PFT SHRING PL 1437 ROUTE 318 WATERLOO, NY 13165-0000	5.25%

Target 2040 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	62.09%

WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	18.27%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	5.71%

Target 2040 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	39.90%

PIMS/PRUDENTIAL RETIRMENT AS NOMINEE FOR THE TTEE/CUST PL 764 IBEW LOCAL 351 SURETY 830 BEAR TAVERN ROAD P.O. BOX 1028 WEST TRENTON, NJ 08628	23.27%

GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	8.84%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	5.12%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	5.01%

46

Target 2040 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVENUE HARRISON, NY 10528-2418	39.59%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	26.81%

RELIANCE TRUST COMPANY FBO GALLOWAY SCHOOL P.O. BOX 48529 ATLANTA, GA 30362	10.31%

NFS LLC FEBO ROBERT TITUS, JUSTIN COPIE TTEE INN OVATIVE DATA PROCESSING SOLUTIONS 401K RETIREMENT PLAN 3495 WINTON PL, SUITE 2 ROCHESTER, NY 14623-2817	6.45%

Target 2045 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	53.57%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	13.81%

RELIANCE TRUST COMPANY FBO LA SPECIALTY P.O. BOX 48529 ATLANTA, GA 30362	10.26%

NATIONWIDE TRUST COMPANY, FSB C/O IPO PORTFOLIO ACCOUNTING P.O. BOX 182029 COLUMBUS, OH 43218-2029	8.34%

Target 2045 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD ROAD GREENWOOD VILLAGE, CO 80111	42.11%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	32.13%

47

Target 2045 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	42.97%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	28.90%

PAI TRUST COMPANY, INC. EXTREME PSI 401(K) PROFIT SHARING P 1300 ENTERPRISE DRIVE DE PERE, WI 541150000	20.40%

PAI TRUST COMPANY, INC. D. GUSTAFSON & ASSOCIATES, LLC 401(K) 1300 ENTERPRISE DRIVE DE PERE, WI 541150000	5.24%

Target 2050 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	62.23%

WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	20.84%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	5.43%

Target 2050 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	36.83%

MASSACHUSETTS MUTUAL LIFE INS CO C/O DONNA WATSON 1295 STATE ST, MIP C105 SPRINGFIELD, MA 01111	14.50%

NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	10.36%

GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRAQDING 8525 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	5.39%

48

Target 2050 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	39.20%

NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVENUE HARRISON, NY 10528-2418	25.34%

STATE STREET BANK AND TRUST AS TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	8.42%

NFS LLC FEBO ROBERT TITUS, JUSTIN COPIE TTEE INN OVATIVE DATA PROCESSING SOLUTIONS 401K RETIREMENT PLAN 3495 WINTON PL, SUITE 2 ROCHESTER, NY 14623-2817	8.41%

RELIANCE TRUST COMPANY FBO GALLOWAY SCHOOL P.O. BOX 48529 ATLANTA, GA 30362	7.69%

Target 2055 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	85.23%

MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEAR LAKE DRIVE EAST JACKSONVILLE, FL 32246	8.92%

Target 2055 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST LOS ANGELES, CA 90015-2211	50.54%

GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	18.13%

TAYNIK & CO 1200 CROWN COLONY DR QUINCY, MA 02169-0938	6.90%

49

Target 2055 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	52.20%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	44.99%

Target 2060 Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
MANNING & NAPIER INITIAL INVESTMENT MANNING & NAPIER ADVISORS LLC ATTN CHRISTINA INGERSON 290 WOODCLIFF DR FAIRPORT, NY 14450	91.54%

Target 2060 Series — Class K Shares

Record Owners

Name and Address	Percentage of Class
STATE STREET BANK AND TRUST CO AS CUSTODIAN FOR MML (FBO) ITS CLIENTS 1 LINCOLN STREET BOSTON, MA 02111	95.93%

Target 2060 Series — Class R Shares

Record Owners

Name and Address	Percentage of Class
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	56.40%

MANNING & NAPIER INITIAL INVESTMENT MANNING & NAPIER ADVISORS LLC ATTN CHRISTINA INGERSON 290 WOODCLIFF DR FAIRPORT, NY 14450	41.39%

Disciplined Value Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
THE TRUST COMPANY OF KNOXVILLE 4823 OLD KINGSTON PIKE, SUITE 100 KNOXVILLE, TN 37919-6499	35.52%

THE TRUST COMPANY OF KNOXVILLE 4823 OLD KINGSTON PIKE, SUITE 100 KNOXVILLE, TN 37919-6473	6.55%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	5.77%

50

Disciplined Value Series — Class S Shares

Record Owners

Name and Address	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT BENEFIT OF OUR CUSTOMER 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	10.34%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	5.64%

Quality Equity Series — Class I Shares

Record Owners

Name and Address	Percentage of Class
MANNING & NAPIER INITIAL INVESTMENT MANNING & NAPIER ADVISORS LLC ATTN CHRISTINA INGERSON 290 WOODCLIFF DR FAIRPORT, NY 14450	100%

Quality Equity Series — Class S Shares

Record Owners

Name and Address	Percentage of Class
MANNING & NAPIER INITIAL INVESTMENT MANNING & NAPIER ADVISORS LLC ATTN CHRISTINA INGERSON 290 WOODCLIFF DR FAIRPORT, NY 14450	36.52%

CHARLES W WEBSTER JR ST PETERSBURG, FL 33701-0000	14.47%

GREG WOODARD PITTSFORD, NY 14534-9451	10.48%

TRUST COMPANY OF AMERICA PO BOX 6503 ENGLEWOOD, CO 80155-6503	9.78%

JUSTIN FAULB TTEE THE JLF REVOCABLE TRUST WASHINGTON, DC 20008-3115	5.56%

The Advisor

Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. Manning & Napier Group, LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in MNA and acts as the sole managing member of MNA. Manning & Napier, Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Mr. William Manning controls Manning & Napier, Inc. by virtue of his majority ownership of its voting securities and therefore, also controls Manning & Napier Group and MNA. The Advisor is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Fund to serve as such.

51

The Fund pays the Advisor for the services performed a fee at the annual rate of: 0.60% of the Series’ average daily net assets for the Pro-Blend Conservative Term Series; 0.75% of the Series’ average daily net assets for the Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, and Equity Series; 0.70% of the Series’ average daily net assets for the Overseas Series; 0.45% of the Series’ average daily net assets for the Disciplined Value Series; and 0.55% of the Series’ average daily net assets for the Quality Equity Series. Prior to February 28, 2017, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 1.00% for the Equity Series. The Advisor does not receive an advisory fee for the services it performs for the Target Series. However, MNA is entitled to receive an annual management fee from each of the underlying funds in which the Target Series invest. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Series. As described below, the Advisor is separately compensated for acting as the Fund’s accounting services agent and providing administration services to the Series. Prior to March 1, 2017, the Advisor was also separately compensated for acting as transfer agent and dividend disbursing agent for the Series.

Under the Investment Advisory Agreement (the “Agreement”) between the Fund and the Advisor, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund’s custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

Pursuant to separate expense limitation agreements, the Advisor has contractually agreed to limit each class’s total direct annual operating expenses, exclusive of Distribution and Shareholder Services Fees (as defined below) and Shareholder Services Fees (as defined below), as applicable, as shown below. For the Series other than the Target Series, the agreement will remain in effect until February 28, 2018, and may be extended. For the Target Income Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, and Target 2050 Series, the agreement will remain in effect until February 28, 2020, and may be extended. For the Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, and Target 2055 Series, the agreement will remain in effect until February 28, 2023, and may be extended. For the Target 2060 Series, the agreement will remain in effect until February 28, 2026, and may be extended. The Advisor’s agreement to limit each Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in underlying funds or other investment companies.

Series	Contractual Expense Limitation
Pro-Blend Conservative Term Series Class S	0.70%
Pro-Blend Conservative Term Series Class I	0.70%
Pro-Blend Conservative Term Series Class R2	0.70%
Pro-Blend Conservative Term Series Class R	0.70%
Pro-Blend Moderate Term Series Class S	0.85%
Pro-Blend Moderate Term Series Class I	0.85%
Pro-Blend Moderate Term Series Class R2	0.85%
Pro-Blend Moderate Term Series Class R	0.85%
Pro-Blend Extended Term Series Class S	0.85%
Pro-Blend Extended Term Series Class I	0.85%
Pro-Blend Extended Term Series Class R2	0.85%
Pro-Blend Extended Term Series Class R	0.85%
Pro-Blend Maximum Term Series Class S	0.85%
Pro-Blend Maximum Term Series Class I	0.85%
Pro-Blend Maximum Term Series Class R2	0.85%
Pro-Blend Maximum Term Series Class R	0.85%
Overseas Series	0.75%
Equity Series*	0.80%
Disciplined Value Series Class S	0.60%
Disciplined Value Series Class I	0.60%
Quality Equity Series Class S	0.70%
Quality Equity Series Class I	0.70%

*	Prior to February 28, 2017, the Equity Series’ contractual expense limitation was 1.05%.

52

Name of Series	Contractual Expense Limitation by Class
	Class I	Class K	Class R
Target Income Series	0.05%	0.05%	0.05%
Target 2015 Series	0.05%	0.05%	0.05%
Target 2020 Series	0.05%	0.05%	0.05%
Target 2025 Series	0.05%	0.05%	0.05%
Target 2030 Series	0.05%	0.05%	0.05%
Target 2035 Series	0.05%	0.05%	0.05%
Target 2040 Series	0.05%	0.05%	0.05%
Target 2045 Series	0.05%	0.05%	0.05%
Target 2050 Series	0.05%	0.05%	0.05%
Target 2055 Series	0.05%	0.05%	0.05%
Target 2060 Series	0.05%	0.05%	0.05%

For periods ended October 31, the aggregate total of advisory fees paid by each Series to the Advisor were as follows:

	2014				2015		2016
Series	Fees Paid		Fees Waived		Fees Paid	Fees Waived	Fees Paid	Fees Waived
Pro-Blend Conservative Term Series		$9,514,992		$0	$9,627,259	$0	$7,615,613	$0
Pro-Blend Moderate Term Series		$12,547,451		$0	$12,624,249	$0	$9,616,840	$0
Pro-Blend Extended Term Series		$12,580,921		$0	$12,254,789	$0	$9,387,296	$0
Pro-Blend Maximum Term Series		$8,416,823		$0	$8,237,135	$0	$6,321,120	$0
Equity Series		$12,611,595		$263,945	$7,475,265	$232,226	$1,302,058	$121,559
Overseas Series		$19,512,799		$0	$15,520,410	$0	$8,593,177	$0
Disciplined Value Series		$835,335		$0	$889,197	$0	$742,753	$0
Quality Equity Series	$	NA	$	NA	$0	$2,567	$0	$7,921

The Advisor does not charge a management fee for the Target Series.

The Agreement provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding: (i) brokerage commissions; (ii) interest; (iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the Advisor made the decision or took the action which resulted in such claim the Advisor acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisors in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions or refunds are accrued and paid in the same manner as the Advisor’s fee and are subject to readjustment during the year.

The Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act or the 1933 Act except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund’s Articles of Incorporation.

The Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Directors who are not parties to the Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Agreement. The Agreement is terminable without penalty by the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Directors of the Fund, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

53

The Advisor serves as the Fund’s accounting services agent and provides administration services to the Fund and its series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting and sub-administration services to each series of the Fund.

Pursuant to a Master Services Agreement dated April 14, 2000, as amended, that was in effect through October 31, 2014, the Fund paid the Advisor an annual fee related to fund accounting and administration services in the following amounts: for the Series other than the Target Series, 0.0175% on the first $3 billion of average daily net assets; 0.015% on the next $3 billion of average daily net assets; and 0.01% of average daily net assets in excess of $6 billion; plus a base fee of $25,500 per Series; for the Target Series, 0.0025% of average daily net assets with an annual base fee of $40,500 per Series. For purposes of calculating the foregoing fees, the assets of the Series other than the Target Series were aggregated with the assets of the Fund’s other series that were not fund-of-fund series, and the assets of the Target Series were aggregated with the assets of the Fund’s other fund-of-fund series. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, were charged to the Fund. Effective October 1, 2012 and lasting until October 1, 2014, the Fund received a 10% reduction of all fees, not including out-of-pocket expenses or other agreed upon fees.

Pursuant to a Master Services Agreement dated November 1, 2014, as amended and restated, the Fund pays the Advisor an annual fee related to fund accounting and administration services in the following amounts: for the Series other than the Target Series, 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per Series; for the Target Series, 0.00225% of average daily net assets with an annual base fee of $45,400 per Series. For purposes of calculating the foregoing fees, the assets of the Series other than the Target Series are aggregated with the assets of the Fund’s other series that are not fund-of-fund series, and the assets of the Target Series are aggregated with the assets of the Fund’s other fund-of-fund series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged to the Fund.

Prior to March 1, 2017, the Advisor also served as the Fund’s transfer agent and dividend disbursing agent, and contracted with BNY Mellon to provide sub-transfer agent services and sub-dividend disbursing agent services to each series of the Fund. Effective March 1, 2017, BNY Mellon serves as the Fund’s transfer agent and dividend disbursing agent. Transfer agent fees are charged to the Fund on a per account basis.

For the fiscal years ended October 31, 2014, 2015 and 2016 the Advisor received $3,421,931, $3,110,757, and $2,760,466, respectively, from the Series collectively. These figures include amounts received from the Class C shares of the Target Series, which terminated operations on February 21, 2014; the Target 2010 Series, which terminated operations on September 21, 2015; and the Tax Managed Series, which terminated operations on February 2, 2017.

Shares of the Series may be used from time to time as an investment for clients of the Advisor who utilize discretionary account management services provided by the Advisor or its affiliates. In connection with these services, the shares of a Series may be utilized as the principal investment medium or, for certain Series, may be used as a means of capturing an investment opportunity in a specific market or industry sector. Once the Advisor determines that such an investment opportunity has been captured for its discretionary accounts, it generally will sell the shares of the relevant Series from such clients’ accounts. The Advisor will monitor the cash flows in and out of the Series resulting from any such activity in an effort to minimize any potential negative impact upon the performance of the Series.

The Distributor

Manning & Napier Investor Services, Inc. (the “Distributor”), an affiliate of the Advisor, acts as Distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Fund.

The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Directors and separately by the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.

The Distributor will not receive compensation for distribution of Class S or I shares of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

The Distribution Plan — Class K, R and R2 Shares

The Fund’s Board of Directors has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) whereby Class K, R and R2 shares of each Series are subject to an annual distribution and shareholder services fee (a “Distribution and Shareholder Services Fee”) as shown below.

Each Class’s Distribution and Shareholder Services Fee is calculated on its average daily net assets. The Distribution and Shareholder Services Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Class K, R and R2 shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class K, R and R2 shares of the Series.

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Class	Distribution and Shareholder Services Fee
Class K	0.25%
Class R	0.50%
Class R2	1.00%

The Distribution Plan has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Distribution Plan shall continue in effect for each Class for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it (referred to as the “Qualified Directors”), cast in person at a Board of Directors meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. With respect to each Class, the Distribution Plan may not be amended to increase materially the amount of distribution expenses permitted to be paid under the Distribution Plan for such Class without the approval of shareholders holding a majority of the outstanding voting securities of such Class. All material amendments to the Distribution Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

Pursuant to the Distribution Plan, Class K, R and R2 Shares of each Series are subject to an annual Distribution and Shareholder Services Fee as shown in the chart above. The shareholder services component of the foregoing fee for each Class is limited to 0.25% of the average daily net assets of such Class.

With respect to amounts paid under the Distribution Plan for distribution services, the Distributor may use this fee on any activities or expenses primarily intended to result in the sale of shares of the Classes, including, but not limited to, (i) as compensation for the Distributor’s services in connection with distribution assistance; or (ii) as a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

With respect to shareholder services, the Distributor may use payments under this aspect of the Distribution Plan to provide or enter into agreements with organizations, including affiliates of the Distributor, such as the Advisor (referred to as “Service Organizations”), who will provide certain service activities for shareholders of the Classes, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of a Class; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or Service Organizations; (iv) responding to inquiries from shareholders concerning their investment in shares of the Classes; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares of the Classes; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. The Distributor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor and/or Service Organizations’ affiliates and subsidiaries as compensation for such services.

Generally, the Distribution and Shareholder Services Fee paid under the Distribution Plan will not be retained by the Distributor but will instead be reallowed to various financial intermediaries and Service Organizations, including the Advisor, that enter into distribution and/or shareholder servicing agreements with the Distributor. The Distribution Plan and class structure of the Fund permit the Fund to allocate an amount of fees to a financial intermediary or Service Organization based on the level of distribution and/or shareholder services it agrees to provide. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of the Distribution and Shareholder Services Fee payable to the Distributor, and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

Payments under the Distribution Plan are made as described above regardless of the Distributor’s actual cost of providing the services and may be used to pay the Distributor’s overhead expenses. If the cost of providing the services under the Distribution Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by the Distributor or waived and reimbursed to the applicable Series.

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The tables below shows the fees paid under the Distribution Plan for the Target Series and the Pro-Blend Series for the fiscal year ended October 31, 2016.

Series	Class	Fees Paid in 2016	Fees Retained by Distributor
Target Income Series	K	$162,292	$3,549
	R	$7,395	$122
Target 2015 Series	K	$8,257	$2,916
	R	$4,000	$3,170
Target 2020 Series	K	$195,835	$15,441
	R	$29,967	$109
Target 2025 Series	K	$30,756	$7,922
	R	$10,550	$1,163
Target 2030 Series	K	$195,387	$25,044
	R	$45,575	$181
Target 2035 Series	K	$25,556	$4,978
	R	$12,492	$3,757
Target 2040 Series	K	$133,071	$9,710
	R	$23,722	$69
Target 2045 Series	K	$13,257	$3,950
	R	$8,500	$2,765
Target 2050 Series	K	$35,693	$7,409
	R	$11,617	$0
Target 2055 Series	K	$3,831	$1,586
	R	$2,392	$138
Target 2060 Series	K	$2,164	$180
	R	$559	$255
Pro-Blend Conservative Series	R2	$1,314,820	$1,786
	R	$147,944	$1,269
Pro-Blend Moderate Series	R2	$1,352,656	$823
	R	$178,106	$1,551
Pro-Blend Extended Series	R2	$1,549,008	$3,447
	R	$169,741	$3,103
Pro-Blend Maximum Series	R2	$559,947	$0
	R	$131,626	$491

Class S Shareholder Services Plan (the “Shareholder Services Plan”)

The Board of Directors of the Fund has adopted a Shareholder Services Plan with respect to Class S shares of the Series. The Shareholder Services Plan enables the Fund to directly or indirectly bear expenses relating to the provision by the Advisor and/or Service Organizations (as defined below) of certain service activities to the shareholders of Class S shares of the Series. Pursuant to the Shareholder Services Plan, Class S shares of the Pro-Blend Conservative Term Series are subject to an annual shareholder services fee (the “Shareholder Services Fee”) of up to 0.20% of the Class’s average daily net assets; and Class S shares of each of the Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Disciplined Value Series, Quality Equity Series, and Equity Series are subject to an annual Shareholder Services Fee of up to 0.25% of the Class’s average daily net assets, respectively.

As contemplated by the Shareholder Services Plan, a portion of the Shareholder Services Fee received by the Advisor is retained by the Advisor as compensation for its provision of service activities to the Class S shareholders of the Series while the remaining portion of the Shareholder Services Fee received by the Advisor is paid by the Advisor to Service Organizations as compensation for the service activities they provide to Class S shareholders of the Series.

The Advisor may use payments under the Shareholder Services Plan to provide or enter into agreements with organizations, including affiliates of the Fund (referred to as “Service Organizations”), who will provide certain service activities for shareholders of the class, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of the class; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the Advisor and/or Service Organizations; (iv) responding to inquiries from shareholders concerning their investment in shares of the class; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares of the class; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. The Advisor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Advisor and/or Service Organizations’ affiliates and subsidiaries as compensation for the services described above.

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The Shareholder Services Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or any agreements related to it (referred to as the “Qualified Directors”), at a Board of Directors meeting. The Shareholder Services Plan requires that quarterly written reports of amounts spent under the Shareholder Services Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. All material amendments to the Shareholder Services Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

The table below shows the fees paid under the Shareholder Services Plan for the fiscal year ended October 31, 2016.

Series	Fees Paid in 2016	Fees Retained by Advisor
Pro-Blend Conservative Term Series	$1,607,747	$162,603
Pro-Blend Moderate Term Series	$1,422,695	$253,104
Pro-Blend Extended Term Series	$1,442,862	$543,627
Pro-Blend Maximum Term Series	$1,048,839	$221,265
Disciplined Value Series	$35,287	$21,052
Quality Equity Series	$2,370	$2,089
Equity Series*	N/A	N/A

*	Prior to February 28, 2017, Class S Shares of the Series were called Class A Shares and were not subject to a Shareholder Services Fee.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any distribution or shareholder services fees payable under a Rule 12b-1 or shareholder service plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or their shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.

Custodian, Independent Registered Public Accounting Firm, and Counsel

The custodian for the Fund is The Bank of New York Mellon (the “Custodian”), 135 Santilli Highway, Everett, MA 02149. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Custodian may, at its own expense, employ one or more sub-custodians on behalf of the Fund, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Fund.

PricewaterhouseCoopers LLP (“PwC”), with offices at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for all the Series. In addition to providing audit services, PwC reviews and signs as paid preparer the Series’ federal and New York State tax returns and provides assistance on certain non-audit matters. The financial highlights for the respective Series included in the Prospectuses and the financial statements contained in the Annual Reports and incorporated by reference into this SAI for the fiscal year ended October 31, 2016 have been audited by PwC.

The Fund’s counsel is Morgan, Lewis & Bockius LLP (“MLB” or “Counsel”), 1701 Market Street, Philadelphia, PA 19103.

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Purchases and Redemptions

Check Acceptance Policy. The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks, or money orders. Investments that are received in an unacceptable form will be returned.

Investors Outside the U.S. The Fund does not generally accept investments by non-U.S. persons or U.S. persons living outside the U.S. Investments from U.S. persons living outside the U.S. may be accepted if the U.S. person maintains a physical address within the U.S. or utilizes an APO or similar address. Non-U.S. persons may be permitted to invest under certain limited circumstances.

Payment for shares redeemed. Payment for shares presented for redemption may be delayed more than seven days only for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which the SEC determines that trading on the NYSE is restricted; (2) for any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit.

Other Information about Purchases and Redemptions. The Fund has authorized a number of brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the appropriate Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.

Portfolio Managers

This section includes information about the investment professionals that serve on the Series’ Portfolio Management Teams, including information about the dollar range of Fund shares they own how they are compensated, and other accounts they manage. This information is current as of October 31, 2016.

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Aggregate Dollar Range of Equity Securities Beneficially Owned By the Portfolio Manager in All Manning & Napier Fund Series*
Christian A. Andreach, CFA, Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group	Member of Equity Series, Pro-Blend Series and Target Series Portfolio Management Teams	Equity Series –
between $100,001

and $500,000

Overseas Series – between

$100,001 and $500,000

Disciplined Value Series –
between

$100,001 and $500,000

Pro-
Blend Extended Term Series –

between $10,001 and $50,000

Between $500,001 and $1,000,000

Marc Bushallow, CFA Managing Director of Fixed Income	Member of Pro-Blend Series Portfolio Management Team	None	Between $100,001 and $500,000

Ebrahim Busheri, CFA Director of Investments	Member of Equity Series, Overseas Series, Pro-Blend Series and Target Series Portfolio Management Teams	Equity Series – between $100,001 and $500,000	Between $100,001 and $500,000

Jeffrey W. Donlon, CFA, Senior Analyst/Managing Director of Emerging Growth Group	Member of Overseas Series Portfolio Management Team	Disciplined Value Series – between $100,001 and $500,000	Between $100,001 and $500,000

Christopher F. Petrosino, CFA, Senior Analyst/Managing Director of Quantitative Strategies Group	Member of Disciplined Value Series and Quality Equity Series Portfolio Management Teams	Overseas Series – between $50,001 and $100,000 Disciplined Value Series – between $100,001 and $500,000 Quality Equity Series – between $10,001 and $50,000	Between $100,001 and $500,000

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Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Aggregate Dollar Range of Equity Securities Beneficially Owned By the Portfolio Manager in All Manning & Napier Fund Series*
Ajay Sadarangani, CFA Senior Analyst/Managing Director, Small and Mid Cap Research.	Member of Overseas Series Portfolio Management Team	Equity Series – between $100,000 and $500,000 Overseas Series – between $100,001 and $500,000	Between $100,001 and $500,000

Richard J. Schermeyer, III, CFA, Analyst	Member of Disciplined Value Series and Quality Equity Series Portfolio Management Teams	Equity Series – between $50,001 and $100,000 Overseas Series – between $50,001 and $100,000	Between $100,001 and $500,000

Marc Tommasi, Co-Head of Global Equities, Senior Analyst/Chief Investment Strategist	Member of Pro-Blend Series, Target Series and Overseas Series Portfolio Management Teams	None	None

Jeffrey M. Tyburski, CFA, Senior Analyst	Member of Disciplined Value Series and Quality Equity Series Portfolio Management Teams	None	None

Jay M. Welles, CFA, Senior Analyst	Member of Equity Series Portfolio Management Team	None	None

*	Dollar ranges do not reflect interests owned by a Portfolio Manager in collective investment trust funds managed by the Advisor,which may have investment objectives, policies and strategies substantially similar to those of a series of the Fund.

Compensation. The members of the Series’ Portfolio Management Teams are compensated by the Advisor. Compensation is provided in two basic forms: a fixed base salary and bonuses. Bonuses may be several times the level of base salary for successful employees. The bonus system has been established to provide a strong incentive for employees to make investment decisions in the best interest of MNA’s clients, including Series shareholders.

The Advisor has a bonus system based on the performance of individual investments and/or the overall performance of the portfolio. In the analyst bonus system, the gains/losses of investments recommended and reviewed by an analyst are measured over various time periods and compared to one or more hurdles, including both absolute return hurdles (e.g., 0% or positive returns) and benchmark-relative return hurdles (e.g., S&P 500 Index for US equities, Bloomberg Barclays Aggregate Index for fixed income, etc.). A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks. In addition, all members of the Portfolio Management Teams may receive bonuses based on the performance of the portfolio as a whole relative to the hurdles described above.

Additional compensation may be provided to certain employees at the discretion of the Director of Investments. Also, certain employees may be selected to purchase equity in the Advisor based upon a combination of performance and tenure. Equity ownership in the Advisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of clients. The Advisor may utilize a bonus when recruiting new employees to help defray relocation costs, if applicable.

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Management of Other Portfolios. The following table provides information about other portfolios managed by members of the Series’ Portfolio Management Teams. The information provided is current as of October 31, 2016. The information below excludes the Series in this SAI. None of these accounts is subject to a performance-based fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets*
Christian A. Andreach	1	$31,117,442	5	$5,678,144,342	6,248	$12,956,199,854
Marc Bushallow	9	$123,888,094	4	$5,439,112,167	6,271	$12,124,635,129
Ebrahim Busheri	1	$735,904,916	7	$6,212,292,707	6,429	$16,419,376,166
Jeffrey W. Donlon	2	$959,715,709	2	$534,148,364	181	$3,463,176.312
Christopher F. Petrosino	3	$45,560,311	11	$16,833,267	221	$786,369,343
Ajay Sadarangani	1	$735,904,916	2	$534,148,364	181	$3,463,176,312
Richard J. Schermeyer, III	0	$0	11	$16,833,267	106	$577,262,509
Marc Tommasi	1	$735,904,916	7	$6,212,292,707	6,389	$15,658,253,649
Jeffrey M. Tyburski	0	$0	0	$0	80	$552,055,995
Jay M. Welles	0	$0	0	$0	40	$761,122,517

*	At times assets of the Other Accounts in column 3 may be invested in series of the Fund.

Management of Conflicts of Interest. The Advisor’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Series’ investments, on the one hand, and the investments of the other accounts, on the other. The Advisor may, for example, have an incentive to favor accounts with higher fees or performance-based fees in the allocation of investment opportunities. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Advisor trades equities, futures and most fixed income investments on an aggregate basis to increase efficiency of execution. For equities, the Advisor uses a computer-generated allocation methodology utilizing either a random or pro rata based methodology to objectively assign the order of execution among accounts. Futures contracts are allocated using a high/low methodology, in which the highest fill prices are allocated to the accounts with the highest account numbers. In the event of a partially filled fixed income order, the Advisor frequently allocates securities first to the Series of the Fund and the Manning & Napier Collective Investment Trust Funds and then assigns the balance of the order among other accounts. Each account that participates in an aggregated order on a particular execution will participate at the average security price with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function for equities and most fixed income investments (other than certain fixed income investments, as discussed below) is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. For equities and most fixed income securities trades, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base.

To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

For certain fixed income investments, the Series’ Portfolio Management Team identifies the securities to be purchased and a member of the team executes the trades. The team members do not execute trades in the types of securities held in the Series’ portfolio for other accounts managed by the Advisor. Rather, when similar fixed income securities are to be purchased for such other accounts, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but strict guidelines as to security, position size, and price are set by the analysts recommending the security. With respect to any account of the Advisor not receiving a full allocation of a primary market issuance, the Advisor may purchase more bonds on behalf of such account in the secondary market. In such case, the purchase price of such bonds will likely be different than that of the initial issue.

Portfolio Transactions and Brokerage

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers (“brokers”) as shall, in the Advisor’s judgment, implement the policy of the Fund to achieve “best execution”, i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith

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determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either to the extent permitted by law. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The research which the Advisor receives for the Fund’s brokerage commissions, whether or not useful to the Fund, may be useful to the Advisor in managing the accounts of the Advisor’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

The Advisor primarily directs the execution of futures contracts through an electronic trading platform. The Advisor believes that this platform promotes best execution because it enables the Advisor to easily compare execution costs and services among various brokers who offer execution services on the platform and grants the flexibility to route executions based on the Advisor’s analysis of these factors. The Advisor believes that commission costs generally are less than those applied to executions outside of the platform. The Advisor does not pay the platform sponsor for use of this service. Broker-dealers incur the costs of the platform usage, and therefore, may discontinue providing services through the platform if they deem the directed executions insufficient.

Brokerage Commissions Paid in Last Three Fiscal Years

	11/1/13-10/31/14			11/1/14-10/31/15	11/1/15-10/31/16
Pro-Blend Conservative Term Series		$716,260		$1,175,751	$452,622
Pro-Blend Moderate Term Series		$984,988		$1,405,648	$676,152
Pro-Blend Extended Term Series		$1,248,212		$1,566,158	$713,699
Pro-Blend Maximum Term Series		$1,086,956		$1,008,128	$580,478
Overseas Series		$3,091,102		$4,656,602	$2,009,708
Equity Series		$1,005,027		$937,012	$283,779
Disciplined Value Series		$35,906		$86,125	$62,169
Quality Equity Series	$	N/A	*	$1,361	$1,391

*	Commenced operations on June 1, 2015.

The brokerage commissions for the Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, and Pro-Blend Extended Term Series for the fiscal year ended October 31, 2015 were higher than those for the fiscal year ended October 31, 2014 and the fiscal year ended October 31, 2016 due to the Series’ increased investments in futures contracts.

The brokerage commissions for the Overseas Series for the fiscal year ended October 31, 2015 were higher than for the previous fiscal year due to increased trading in response to redemptions of shares of the Series.

In addition, the brokerage commissions for the Pro-Blend Series, Equity Series, and Overseas Series were lower for the fiscal year ended October 31, 2016 than the previous two fiscal years due to the Series’ more focused portfolios and lower net assets.

Directed Brokerage. For the fiscal year ended October 31, 2016, the following Series paid brokerage commissions to brokers because of research services provided as follows:

	Brokerage Commissions Directed in Connection with Research Services Provided	Aggregate Dollar Amount of Transactions for which Such Commissions Were Paid
Pro-Blend Conservative Term Series	$266,893	$363,568,976
Pro-Blend Moderate Term Series	$507,200	$634,091,423
Pro-Blend Extended Term Series	$604,211	$731,673,677
Pro-Blend Maximum Term Series	$571,447	$823,871,946
Overseas Series	$2,008,694	$1,621,626,164
Equity Series	$276,103	$503,296,454
Disciplined Value Series	$62,169	$141,858,104
Quality Equity Series	$1,391	$1,904,692

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Regular Broker-Dealers. The Series’ regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Series; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series; and (iii) the ten broker-dealers that sold the largest dollar amount of Series shares. During the fiscal year ended October 31, 2016, the following Series purchased securities issued by their regular broker-dealers:

	Regular Broker-Dealer	Value of Portfolio Holdings as of 10/31/16 (000’s omitted)
Pro-Blend Conservative Term Series	Bank of America Securities LLC	$7,955
	Barclays Bank PLC	$2,756
	Citigroup Global Markets, Inc.	$7,374
	Deutsche Bank Securities, Inc.	$10
	Goldman Sachs & CO.	$8,808
	JP Morgan Securities, Inc.	$14,549
	Morgan Stanley & Co., Inc.	$8,718
Pro-Blend Moderate Term Series	Bank of America Securities LLC	$5,160
	Barclays Bank PLC	$2,023
	Citigroup Global Markets, Inc.	$4,158
	Deutsche Bank Securities, Inc.	$6
	Goldman Sachs & CO.	$6,361
	JP Morgan Securities, Inc.	$8,560
	Morgan Stanley & Co., Inc.	$3,114
Pro-Blend Extended Term Series	Bank of America Securities LLC	$4,677
	Barclays Bank	$1,846
	Citigroup Global Markets, Inc.	$3,830
	Deutsche Bank Securities, Inc.	$4
	Goldman Sachs & CO.	$5,736
	JP Morgan Securities, Inc.	$6,895
	Morgan Stanley & Co., Inc.	$2,843
Pro-Blend Maximum Term Series	Bank of America Securities LLC	$411
	Barclays Bank PLC	$253
	Citigroup Global Markets, Inc.	$614
	Goldman Sachs & CO.	$902
	JP Morgan Securities, Inc.	$547
	Morgan Stanley & Co., Inc.	$936
Disciplined Series	JP Morgan Securities, Inc.	$5,133

Net Asset Value

The NAV is determined on each day that the NYSE is open for trading. In determining the NAV of each Series’ shares, common stocks that are traded OTC or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such NASDAQ National Market System are valued at the quoted bid prices in the OTC market. Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Futures, and related options on futures, traded on U.S. and foreign exchanges are valued at the exchange settlement price, or if no settlement price is available, at the last sale price as of the close of the exchange on the valuation date. Investments in registered investment companies are valued at their NAV per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or for which the Advisor deems the market quotations to be unreliable are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund’s Board of Directors.

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The foreign securities held by the Series may be listed on foreign exchanges that trade on days when the NYSE is not open and the Series do not price their shares. As a result, the NAV of a Series may change at a time when shareholders are not able to purchase or redeem shares.

If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain tax considerations generally affecting the Series and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state, local and foreign tax liabilities.

The following discussion of certain U.S. federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”). Each Series is treated as a separate entity for federal income tax purposes and is not combined with the Fund’s other series. It is the policy of each Series to qualify for the favorable tax treatment accorded RICs under Subchapter M of the Code. By following such policy, each of the Series expects to be relieved of federal income tax on investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) timely distributed to shareholders.

In order to qualify as a RIC each Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (2) diversify its holdings so that at the close of each quarter of each taxable year (i) at least 50% of the value of the Series’ total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series’ total assets and 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other RIC) or the securities (other than the securities of other RICs) of two or more issuers that are engaged in the same or similar trades or businesses or related trades or businesses if the Series owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships. These requirements may restrict the degree to which the Series may engage in certain hedging transactions and may limit the range of the Series’ investments. If a Series qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it timely distributes each year to the shareholders, provided the Series distributes at least (a) 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

If a Series fails to satisfy the qualifying income or diversification requirements in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Series for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC under Subchapter M of the Code.

For taxable years beginning after December 22, 2010, each Series may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing the Series’ distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to individuals which provide that such losses are carried over by a Series indefinitely. Thus, if a Series has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year. Certain rules require capital losses incurred after December 22, 2010, to be utilized before losses incurred prior to December 22, 2010, which, depending on the circumstances for the Series, may result in the expiration of losses incurred prior to December 22, 2010. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Series experiences an ownership change as defined in the Code.

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Each Series is treated as a separate corporation for federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Series do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Series level rather than at the Fund level.

Excise Tax. If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Series generally intend to make sufficient distributions to avoid imposition of this tax. A Series may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Series to satisfy the requirements for qualification as a RIC.

Distributions and Dividends. Each Series receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Series, constitutes their net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as “Qualified Dividend Income” (currently eligible for the reduced maximum capital gains rate to individuals of up to 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Series receives, and reports its dividends as Qualified Dividend Income. Qualified Dividend Income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Series’ shareholder to be Qualified Dividend Income, the Series must meet the holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Series’ shares. Distributions that the Series receive from an ETF or underlying fund taxable as a RIC or REIT will be treated as Qualified Dividend Income only to the extent so reported by such ETF, underlying fund or REIT.

Any distribution by a Series may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Series may derive capital gains and losses in connection with sales or other dispositions of the portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. The current maximum tax rate on long-term capital gains is 20% (lower rates apply to individuals in lower tax brackets). Certain distributions may qualify for a dividends-received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income a Series receives from a domestic corporation and are properly reported by that Series.

Each Series will inform you of the amount of your ordinary income dividends, Qualified Dividend Income, and capital gain distributions shortly after the close of each calendar year. Shareholders who have not held the Series’ shares for a full year should be aware that the Series may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Series. A distribution will reduce a Series’ NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

REITs in which a Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Series’ shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the year in which they are declared for tax purposes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale, exchange, or redemption of shares of the Series).

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Sale, Exchange, or Redemption of Shares. Any gain or loss recognized on a sale, exchange or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of shares of a Series for shares of a different Series is the same as a sale.

Each Series (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for shares of the Series purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of shares, the Series is also required to report the cost basis information for such shares and indicate whether the shares had a short-term or long-term holding period. Each time a shareholder sells shares, the Series will permit the shareholder to elect from among several IRS accepted cost basis methods, including average cost. In the absence of an election, the Series will use average cost. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to report gross proceeds from the sale of shares of the Series continues to apply to all shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Under current law, the Series serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Series if shares in the Series constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Certain types of income received by a Series from REITs, REMICs, taxable mortgage pools or other investments may cause the Series to designate some or all of its distributions as “excess inclusion income.” To Series shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Series to be subject to tax if certain “disqualified organizations” as defined by the Code are Series shareholders.

Tax-exempt investors sensitive to UBTI, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers prior to investment in the Series regarding this issue and IRS pronouncements regarding the treatment of such income in the hands of such investors.

Taxation of Series Investments. A Series’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies, derivative securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Series, defer losses to the Series, require adjustments in the holding periods of the Series’ assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series’ income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a Series will be required to include as part of its current income the imputed interest on such obligations even though the Series has not received any interest payments on such obligations during that period. Because each Series intends to distribute all of its net investment income to its shareholders, a Series may have to sell securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. Special rules apply if a Series holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Series under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Series’ gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Series’ OID in a taxable year with respect to a bond will increase the Series’ taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Series may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Series’ income with respect to the bond for the taxable year.

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Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Series to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Each Series is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Series may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Series. It is anticipated that any net gain realized from the closing out of futures or options contracts with respect to securities may be considered gain from the sale of securities and therefore may be qualifying income for purposes of the Qualifying Income Test (as described above). Each Series intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Series’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Series’ other investments, and shareholders are advised on the nature of the distributions.

Certain investments in other underlying funds and ETPs may not produce qualifying income for purposes of the Qualifying Income Test (as described above) or satisfy the asset holdings requirements, that must be met in order for a Series to maintain its status as a RIC under the Code. For example, investments in ETPs that track physical commodities and which are treated as grantor trusts under the Code do not generate qualifying income and are not considered “securities” for purposes of the asset diversification requirements (as described above). If one or more underlying funds and/or ETPs generates more non-qualifying income for purposes of the Qualifying Income Test than the Series’ portfolio management expects, it could cause the Series to inadvertently fail the Qualifying Income Test, thereby causing the Series to inadvertently fail to qualify as a RIC under the Code.

A Series may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test (as described above), but a Series’ investment in one or more of such qualified publicly traded partnerships is limited under the asset diversification requirements (as described above) to no more than 25% of the value of the Series’ assets. MLPs deliver Form K-1s to the Series to report their share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that a Series issues its tax reporting statements. As a result, a Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Series may invest in REITs. Investments in REIT equity securities may require a Series to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Series may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Series’ investments in REIT equity securities may at other times result in a Series’ receipt of cash in excess of the REIT’s earnings; if a Series distributes these amounts, these distributions could constitute a return of capital to such Series shareholders for federal income tax purposes. Dividends received by a Series from a REIT generally will not constitute qualified dividend income.

Foreign Investments. Transactions by a Series in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Series to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Each Series intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Series as a RIC and minimize the imposition of income and excise taxes.

Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions’ income taxes paid by the Series. If the Series were to make such an election, the Series would treat those taxes as dividends paid to its shareholders. Each shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and to treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.

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Foreign tax credits, if any, received by a Series as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Series qualifies as a “qualified fund-of-funds” under the Code. If a Series is a “qualified-fund-of-funds” it will be eligible to file an election with the IRS that will enable it to pass along these foreign tax credits to its shareholders. A Series will be treated as a “qualified fund-of-funds” if at least 50% of the value of the Series’ total assets (at the close of each quarter of the Series’ taxable year) is represented by interests in other RICs.

If a Series owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC,” the Series will be subject to one of the following special tax regimes: (i) the Series is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Series as a dividend to its shareholders; (ii) if the Series were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Series’ pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Series; or (iii) the Series may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. A Series may have to distribute to its shareholders certain “phantom” income and gain the Series accrues with respect to its investment in a PFIC in order to satisfy its distribution requirement and to avoid imposition of the 4% excise tax described above. A Series will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Backup Withholding. In certain cases, a Series will be required to withhold and remit to the U.S. Treasury 28% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the IRS, (3) who has not certified to the Series that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Series may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Series generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Series. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Series is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Series or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Series or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Series will need to provide the Series with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and the proper withholding form(s) to be submitted to the Series.

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Potential Reporting Requirements. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Series are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes. Distributions by a Series to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Series, which may differ from the federal income tax consequences.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Series. Investments in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding whether, and under what conditions, such exemption is available.

Shareholders should consult their own tax advisors regarding the effect of federal, state, local, and foreign taxes affecting an investment in shares of the Series.

A Series’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Series until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the shares of a Series.

Performance Reporting

The performance of the Series of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. It may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Series’ annual reports contain additional performance information. These reports are available without charge at the Fund’s website, www.manning-napier.com, or by calling 1-800-466-3863.

Financial Statements

Each Series’ audited financial statements, including the report of PwC thereon, from the Series’ annual reports for the fiscal year ended October 31, 2016 are hereby incorporated by reference into this SAI. These Reports may be obtained without charge by calling 1-800-466-3863. The financial statements with respect to the Series have been audited by PwC.

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Appendix A — Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System — Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

Moody’s Municipal and Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

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A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by 9(a) earnings of projects under constructions, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Standard & Poor’s Municipal and Corporate Bond Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

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Appendix B — Procedures for the Nominating Committee’s Consideration of

Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or Series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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Appendix C – Manning & Napier Advisors, LLC Proxy Policy

Manning & Napier Group of Companies

PROXY POLICY

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I. Policy

BACKGROUND

Proxy policy has had a lengthy history in the investment world. The Department of Labor’s (“DOL”) active voice in proxy policy began in 1998 with the Avon letter followed by the Proxy Project Report in 1989. Each notice by the DOL further defined and clarified the importance of exercising proxy votes in an active and diligent manner. Unless the plan documents explicitly reserve voting authority to the trustee, the investment manager has the authority – and the obligation – to vote as a fiduciary.

The Monks letter, issued by the DOL in January 1990, stated that the investment manager has a fiduciary obligation to match proxies received with holdings on a record date and to take reasonable steps to ensure that the proxies for which it is responsible are received. It further states that the named fiduciary who appointed the investment manager must periodically monitor the activities of the investment manager, which includes the monitoring of proxy procedures and proxy voting.

In 1994, the DOL issued Interpretive Bulletin #94-2, (the “Bulletin”), which summarizes the Department’s previous statements on the duties of ERISA fiduciaries to vote proxies relating to shares of corporate stock, and describes the Department’s view of the legal standards imposed by ERISA on the use of written statements of investment policy, including proxy voting. The Bulletin “reaffirms its longstanding position that plan officials are responsible for voting proxies, unless that responsibility has been delegated to an investment manager. In that case, plan officials should monitor the manager’s activities.”

The Bulletin concludes, “where the authority to manage plan assets has been delegated to an investment manager, the general rule is that the investment manager has the sole authority to vote proxies relating to such plan assets. If the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility would lie with the trustee or with the named fiduciary who has reserved to itself (or another authorized fiduciary) the right to direct the plan trustee regarding the voting of proxies.” The Bulletin notes that a reservation could be limited to the voting of only those proxies relating to specified assets or issues.

In 2003, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940 to require registered investment advisors and registered mutual fund companies to provide disclosure on voting proxies. The amendments require notification to clients of the method to obtain proxy records and policy. The advisor is required to disclose voting records and make available policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of their clients.

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PROXY POLICY

In accordance with the guidelines of the DOL and the SEC, it is Manning & Napier’s policy regarding proxies to:

1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2.	Act prudently in voting of proxies by considering those factors, which would affect the value of client assets.

3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

6.	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.

7.	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

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II. Procedures

INTRODUCTION

“Proxy Season” is generally defined as February to June (although there are meetings held throughout the year, this is the peak period). During this time, Manning & Napier receives thousands of proxies and annual statements for processing. The purpose of this section of the booklet is to explain our process in accordance with SEC and DOL requirements. This booklet can be retained to satisfy the DOL requirement that fiduciaries monitor the voting procedures of the investment manager.

ARRIVAL OF THE PROXIES

The majority of proxy ballots are received electronically through a centralized system used by many custodians. This electronic link allows for daily notification, monitoring, efficient voting and record keeping of the Firm’s proxy voting activity.

However, some proxies are still received in paper form and are mailed to the Firm. When proxies are received from the Post Office, they are delivered to the Firm and provided to our Proxy Department.

FILE ORGANIZATION AND VOTING DIRECTION

A. Procedures for the Disciplined Value Portfolio, securities selected utilizing the Disciplined Valued screens, and Manning & Napier Fund, Inc. Disciplined Value Series.

When the proxies arrive, the Corporate Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, and adds any proxy materials received. For each proxy, the Corporate Actions & Proxy Processor will then determine whether the security that is the subject of the proxy is held by the Disciplined Value Series and one or more other series with the Manning & Napier Fund, Inc. (the “Fund”).

With respect to a security held by the Disciplined Value Series and one or more other series of the Fund, or a proxy solicited by the Disciplined Value Series, such proxies will be voted in accordance with Manning & Napier’s Proxy Guidelines and the procedures described under sub- section B below. All other proxies for the Disciplined Value Series and all proxies for the Disciplined Value Portfolio, and securities selected utilizing the Manning Disciplined Value screens, will be voted under Glass Lewis & Co.’s standard proxy voting guidelines, an independent company that specializes in providing a variety of proxy-related services.

In light of the foregoing, Manning & Napier has reviewed and determined that Glass Lewis & Co.’s proxy policy guidelines are consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. Manning & Napier will review any material amendments to Glass Lewis & Co.’s Proxy Procedures to determine whether such procedures continue to be consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to it clients. A summary of Glass Lewis & Co.’s Proxy Procedures is attached as an addendum to this policy.

B. Procedures for All Other Investment Companies and Clients

When the proxy arrives, the Proxy Administrator sends an electronic file to the Research Administrative Assistant, who sets up a file with the Glass Lewis Report, Proxy Edge voting form, and the proxy voting information sheet which includes the analyst sign-off. Glass Lewis voting advice is strictly for informational purposes only. It is the ultimate responsibility of the investment analyst to decide how each issue is voted. The vote is then entered on Proxy Edge, and the Research Administrative Assistant puts in the votes, based on M&N’s internal guidelines, as well as taking into consideration Glass Lewis voting advice. They then generate a report which shows

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how we recommend voting on each issue. They then forward the entire folder to the analyst to get approval on how the issues are voted. The analyst reads Glass Lewis recommendations and explanations, as well as takes into account Manning & Napier’s general recommendations on how to vote the stocks. The analyst then signs the report if he/she agrees with everything, or makes changes, based on how he/she wishes the issues to be voted, along with an explanation. The analyst also must sign the attestation sheet in the folder, attesting that there are no conflicts of interest. The folder is then returned to the Research Administrative Assistant, who ensures everything has been handled correctly. The Research Administrative Assistant then scans the documentation from the folder and sends it electronically to the Corporate Actions e-mail address.

The Research Administrative Assistant will check to ensure both the proxy voting report and the conflict of interest sheet have been signed before returning the folder to the Proxy Administrator. If voting contrary to the general recommendations of Manning & Napier’s Proxy Guidelines on any issue, the analyst must document why this vote is in the economic best interests of shareholders. Also, the rationale for votes on issues for which these guidelines do not make general recommendations must be documented. If there is a conflict of interest indicated on the proxy information sheet, the Research Administrative Assistant will scan and e-mail to Compliance the proxy folder documentation and the Proxy Policy Committee will vote the proxy and then return the information to the Research Administrative Assistant who will send the electronic copy back to the Corporate Actions & Proxy Administrator.

These votes and rationales are later reported upon request to fiduciaries, clients and shareholders in the Proxy Voting Report. The Corporate Actions & Proxy Processor is responsible for maintaining the proxy files by security, by year and provides safekeeping of the documents. Vote decisions are kept in the folders as well as the proxy database. In the event of an error in voting, the Manager of Research Administration will complete the error write-up and notify the CCO.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by separate account clients of Manning & Napier that have delegated proxy voting responsibility to Manning & Napier pursuant to the terms of their investment advisory agreements with Manning & Napier, the Proxy Policy Committee will determine if any material conflicts of interest, as described in “Conflicts of Interest” below, arise with respect to Manning & Napier voting the proxy. If the Proxy Policy Committee determines that a material conflict of interest arises with respect to Manning & Napier voting the proxy, Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting the proxy in accordance with Glass Lewis & Co.’s proxy voting policies and procedures. If the Proxy Policy Committee determines that no material conflicts of interest arise with respect to Manning & Napier voting the proxy, the Proxy Policy Committee determines how to vote the proxy and documents its rationale for making the conflict of interest and voting determinations.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by another Series of the Manning & Napier Fund, Inc., Manning & Napier will vote such proxies in the same proportion as the vote of all other shareholders of the soliciting Series (i.e., “echo vote”), unless otherwise required by law.

When required by law or SEC exemptive order (if applicable), Manning & Napier will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). When not required to “echo vote,” Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with Glass Lewis & Co.’s proxy voting policies and procedures, subject to any custom policies of Manning & Napier set forth herein. If the Firm and/or its affiliates own greater than a 25% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

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CORPORATE ACTIONS

The monitoring of corporate actions is done by the Corporate Actions & Proxy Processor in the Operations Department.

The firm subscribes to CCH Incorporated (Capital Changes Incorporated), an online Corporate Actions monitoring company. With this subscription, the Firm is able to check daily corporate actions for clients’ holdings and retrieve historical data as well. The Corporate Actions Coordinator is also in contact with the Mutual fund Accounting Department and the sub-transfer agent for the Fund as they all share/verify information regarding corporate actions. Voluntary corporate actions are verified through Bloomberg and with the custodian. Verification of mandatory corporate actions is done monthly through our Reconciling Department.

CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) a written confirmation provided in the proxy folder that no conflict of interest exists with respect to each proxy vote to be completed by the Analyst. If an Analyst indicates an affirmative response to any of the above conflicts identified such Analyst shall be immediately removed from the responsibility of voting such proxy; and (2) a Proxy Policy committee has been created to resolve any apparent or potential conflicts of interest. The Proxy Policy Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee or committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor’s and its affiliates’ obligation to vote in clients’ collective best interest.

The Proxy Policy Conflicts Committee is responsible for developing procedures to identify material conflicts of interest with respect to the activities of Manning & Napier and Glass Lewis & Co.

PROXY RECONCILIATION

Manning & Napier has a customized computer program designed to produce a proxy reconciliation report which prints in detail all of the information necessary to match the proxies of a ballot to the holdings on the record date. After both electronic and paper ballots have been matched to the holdings on the record date, voted pursuant to the procedures and returned to the company, a review of the proxy report will show any proxies not received. In the event a proxy is not received, an email is sent to the custodian requesting a control number so that the votes can be entered manually online.

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In the event a proxy ballot is received by Manning & Napier for a security which we do not have investment discretion or proxy authority, a best effort will be made to redirect the proxy to the record owner.

OUTSIDE VENDOR

Manning & Napier Advisors, LLC has an established proxy policy with detailed procedures and guidelines. Manning & Napier’s policy is to monitor and vote proxies in the best interest of our clients and in compliance with applicable laws, rules and regulations. The Firm may outsource its proxy voting, including when the Firm has identified a conflict of interest, for certain products.

INQUIRIES

If you have any questions regarding our proxy voting procedures or if you would like to obtain a copy of our voting record for your holdings, please direct your written request to your Account Representative.

III. Guidelines

ANALYSTS’ GUIDELINES

The analysis of individual stock proxy issues is a component of equity research, and thus Manning & Napier has a fiduciary responsibility to vote proxies according to the economic best interests of our clients. The research analyst who recommended the stock or who is responsible for following stocks in a particular industry reviews voting direction on an individual basis. The analyst considers the specific investment strategy used to buy the stock, in conjunction with the guidelines outlined below. It is expected that the analyst will discharge his/her proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

The following serves as a guide to aid the analysts in voting proxies. This list is not exhaustive, and is subject to revision as new issues arise. Ultimately, it is up to the analyst to decide what is best in each individual situation, considering what best serves shareholders’ interests. The underlying principle is to protect the value of the security. Value is affected by proxy issues such as voting rights, limits on ownership, accountability of management and directors, etc. A secondary principle is that it is not up to us as fiduciaries to make a social stand on issues, unless they clearly affect the rights of shareholders and the value of the security.

CORPORATE GOVERNANCE/OTHER LOBBYIST COMMUNICATIONS

Periodically, the analysts may receive calls from lobbyists or solicitors trying to persuade us to vote a certain way on a proxy issue, or from other large stockholders trying to persuade us to join our vote with theirs to exercise control of the company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of their investment.

STANDARD DOMESTIC ISSUES

Election of Directors: Generally, if not contested, we will vote FOR the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may WITHHOLD election for the director.

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In a contested race, voting decisions should be based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, and a determination of the likelihood of each slate to fulfill promises. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, these issues should be decided on a case-by-case basis.

Appointment of Auditors: A change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement should be voted AGAINST.

NON-STANDARD DOMESTIC ISSUES

Director/Management Accountability: As overseers of management for the shareholders, directors should be held accountable to shareholders. We therefore recommend a vote AGAINST any proposal which would limit director liability. Examples would include proposals to limit director liability or independence, or to unreasonably indemnify directors.

While it may be inevitable, especially in smaller companies, that the positions of Chairperson and Chief Executive Officer be combined in some cases, it generally increases management accountability to shareholders if the CEO is accountable to an independent Chairman. Therefore, we recommend a vote FOR proposals requiring that different persons serve as the Chairperson and Chief Executive Officer.

Similarly, where practical, any nominating, compensation, or audit committees should be independent of management. The purpose of these Committees is the implementation of Board oversight of management, and this purpose is best served if the majority of directors on such committees are independent directors. Therefore, we recommend a vote FOR requirements that these committees have a majority of independent directors.

Compensation Issues: Stock Incentive Plans usually permit a compensation committee to issue stock options to “key” personnel. These plans usually specify the maximum number of shares to be issued but do not specify under what conditions they would be issued. This is not necessarily a problem, as we wish to leave most compensation issues to management (unless someone is grossly overpaid), and we want management and employees in general to own stock so that their interests will be more in line with shareholders. Consequently, we have to examine the incentive plan carefully to see if it is overly generous. If the shares proposed to be issued to management total 50% of the outstanding shares, then the value of our clients’ holdings have probably fallen 50%.

When deciding whether or not to vote for these plans, we consider whether there will be too much dilution. Increasing the number of shares outstanding by 5% each year for 10 years is clearly too much dilution. Second, we consider the market value at current prices and with a slight change in market value. If management has been doing a poor job, should an additional $100 million in compensation be paid if the stock goes up by 10%? Not likely. Finally, we are suspicious of any plan that entitles management to buy stock below market value. They will be compensated for doing nothing at all for shareholders. Any vote cast regarding Stock Incentive Plans should be determined on a case-by-case basis and must be justifiable by the analyst casting the vote.

This analysis should also apply to other forms of Executive Compensation plans. Any such programs should provide challenging performance objectives and serve to motivate executives, and should not be excessively generous or provide incentives without clear goals. With these considerations in mind, any vote on Executive Compensation should be determined on a case-by-case

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basis. As a general rule, we recommend votes FOR proposals to link compensation to specific performance criteria and FOR proposals that increase the disclosure of management compensation, while we recommend votes AGAINST “golden parachutes”, and similar proposals, unless the award protects the shareholders by only being granted when the shareholders have benefited along with the executives receiving the award. With regards to SERP’s, or Supplemental Executive Retirement Plans, we would generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plan’s agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plan. SERPs may be viewed as discriminatory. Participating executives, who are selected by the company, may get better benefit formulas that provided under the employee-wide plan. Therefore, all other issues in relation to SERPs should be voted on a case-by-case basis.

In general, we would vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We would vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We would also vote AGAINST shareholder proposals requiring director fees be paid in stock only.

We would vote FOR shareholder proposals to put option re-pricings to a shareholder vote. In addition, we would vote FOR shareholders proposals seeking disclosure of the board’s or compensation committee’s use of compensation consultants, such as the company name, business relationships and fees paid.

We would vote on a case-by-case basis on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The vote for such issues would be based on what aspects of the company’s current annual and long-term equity incentive programs are performance driven. Finally, we would vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account the company’s performance, pay levels versus peers’ compensation, pay level versus industry-typical compensation, and long-term corporate outlook.

Outside director incentives work best when they are closely aligned with the interest of the shareholders (e.g., compensation in the form of reasonable stock grants) and are not at the discretion of management (e.g., revocable benefits). Based on these principles, votes on most outside director compensation issues should be made on a case-by case basis.

Terms of Directors: In order to hold directors accountable, they should be subject to frequent reelection – ideally, on an annual basis. Therefore, we recommend a vote AGAINST any proposal to extend the terms of directors and a vote FOR any proposal to shorten the term of directors in office. This is not to be construed as a limit on terms that can be served, but merely a preference to make directors stand for election regularly.

Staggered Boards: A staggered board is one in which directors are divided into three (sometimes more) classes, with each serving three-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

Proposals to adopt a staggered board amendment to the charter or bylaws usually are accompanied by provisions designed to protect the staggered board. Such provisions may include: supermajority voting requirements if shareholders wish to increase the number of directors; provisions allowing shareholders to remove directors only for cause; provisions stipulating that any board vacancies occurring between elections be filler only by a vote of the

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remaining board members, not the shareholders; and lock-in provisions requiring a supermajority shareholder vote to alter the amendment itself. All of these provisions reduce director accountability and undermine the principle that directors should be up for re-election on a frequent basis. We, therefore, recommend a vote AGAINST such proposals.

Majority Vote in Director Elections: We would generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Voting: Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. However, there are issues that arise depending on whether the board is staggered or non-staggered.

On a non-staggered board, cumulative voting exposes management to the disciplinary effects of the market for corporate control, which, in turn, encourages management to maximize share value. On a staggered board, cumulative voting can act as an anti-takeover defense and, and as a result, could diminish the positive impact on management efficiency of the market for corporate control.

Due to the complexity of this issue, any vote cast regarding cumulative voting should be determined on a case-by-case basis after careful consideration by the analyst responsible for that security. The basic principle of protecting property value of the security should be the determining criteria.

Supermajority Voting Provisions: Many proxy proposals require only a majority vote from shareholders in order to be ratified. Supermajority provisions are those that require more than a majority, usually 67% to 80% of the outstanding shares. These proposals generally provide that such a supermajority provision cannot be changed without the vote of the same percentage of shares outstanding. These provisions are usually intended to prevent any takeover of the company and to insulate insiders from shareholder pressure. We recommend a vote AGAINST such a proposal. Exceptions would be in cases where there is an economic benefit to protecting the interests of minority shareholders.

Multiple Classes of Stocks: Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote AGAINST any proposal which divides common equity into more than one class of stock or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

Similarly, we recommend a vote AGAINST any proposal to give the board of director’s broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank check” preferred stock.

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Poison Pills: Stock Purchase Rights Plans (“Poison Pills”) generally take the form of rights or warrants issued to shareholders that are triggered by an outside acquiring a predetermined quantity of stock in the corporation. When triggered, Poison Pills give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value. The triggering event can either transfer a huge amount of wealth out of the Target Company or dilute the equity holdings of the potential acquirer’s pre-existing shareholders. In both cases, the Poison Pill has the potential to act as a doomsday machine in the event of an unwanted control contest, providing a target’s board with veto power (all it has to go is refuse to redeem the pill) over takeover bids, even if they are in the best interest of target shareholders.

Rights plans are promoted by management as a method of ensuring that a firm’s potential acquirers do not give a two-tiered offer for a firm. This would have the effect of forcing a shareholder to tender his shares against his will. Although there may be some truth to this argument, the bottom line is that they permit some shareholders to obtain stock at a discount while preventing others from doing so. They can discourage outsiders from taking a position in the firm, because a certain level of ownership would result in lost property rights. Insiders want to protect their position and reduce the influence of outsiders. This type of proposal reduces director and management accountability to shareholders, and consequently we recommend a vote AGAINST such proposals. Exceptions can be made in cases where takeover attempts are detrimental to the long-term economic best interests of the shareholders and/or if the poison pill may raise the takeover premium received by existing shareholders.

Special Meetings of Shareholders: Any proposal which would limit or restrict the ability of shareholders to call a special meeting would limit their ability to exercise their rights as a shareholder. Since these proposals are contrary to shareholder interests, we recommend a vote AGAINST any proposal that would place such limits.

Shareholder recovery of proxy contest costs: Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. Shareholders who initiate proxy contests against fund boards sometimes seek to have their expenses from the solicitation reimbursed by the fund. Generally, while the dissident in this situation has initiated certain proposals for the benefit of fund shareholders, they have done so at their own risk.

Confidential Voting: Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposal by providing management the opportunity to influence the vote outcome – they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote FOR confidential voting.

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Greenmail: Targeted share repurchases by management (Greenmail) of company stock from an individual or select group seeking control of the company is overly abusive to shareholders’ interests and often disruptive to management. Since only the hostile party receives payment, the practice is discriminatory to all other shareholders of the company. With Greenmail, management transfers significant sums of corporate cash (not their own) to one entity for the sole purpose of saving their positions – cash that could be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase with shareholders participating on an equal basis.

By raising the specter of a change in control (whether he intended to follow through on it or not), the Greenmailer receives payment (usually at a substantial premium over the market value of his shares). Management is once again safe and sound (until the next Greenmailer appears), and the shareholders are left with an asset-depleted, often less competitive company. Unless there is a legitimate benefit to shareholders in general, or our clients in particular, such as staving off an economically harmful acquisition, we recommend a vote AGAINST Greenmail proposals.

Anti-Greenmail Proposals: Shareholder interests are best protected if they can vote on specific issues based on the individual merits of each, rather than make sweeping generalizations about certain types of proposals. Therefore, we recommend a vote AGAINST broad charters and bylaw amendments such as anti-greenmail proposals.

Increased Authorized Common Stock: Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interest of shareholders. Purpose and scale are the determining factors with respect to increases in common stock, and based on these factors proposals to increase authorized common stock should be decided on a case-by-case basis.

Reincorporation: Reincorporation may be supported where satisfactory business reasons are specified and there is no overall and significant detrimental impact. Because of the issues involved, such determinations should be made on a case-by-case basis.

Insider Trading: We encourage companies to establish strict zero tolerance policies with respect to illegal insider trading activity, and therefore would recommend a vote FOR proposals of such policies.

Approving Other Business: Management may, on occasion, seek broad authorization to approve business resolution without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholders rights. These proposals should be made on a case-by-case basis.

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High-Performance Workplaces: Pursuant to a 1994 Department of Labor report entitled “Road to High-Performance Workplaces,” some corporations may propose policies with respect to aspects of high-performance workplaces, such as employee training, empowerment, or incentive programs. To the extent that such proposals can be seen to contribute to a company’s productivity and long- term financial performance we recommend a vote FOR high-performance workplace proposals.

Corporate Responsibility: Increasingly, issues of Corporate Responsibility are appearing on proxy ballots. Investors must recognize that such issues are often more than just social questions – the immediate cost of implementing a new program must be weighed against the longer-term costs of pursuing abusive or unsound policies. It must be remembered that the shareholder activism on the rise, companies that do not make an effort to be responsible corporate citizens may find their stocks out of favor. Also, there may be legal or regulatory costs to irresponsible practices, which represent undefined liabilities. Therefore, where the financial impact of the proposal is positive to neutral, we recommend a vote FOR proposals which lower the potential for boycotts, lawsuits, or regulatory penalties. Examples may include:

◾	Resolution to establish shareholder advisory committees
◾	Corporate conduct and human rights policies
◾	Adoption of the “MacBride Principles” of equal employment
◾	Adoption of “CERES Principles” of environmental responsibility
◾	Legal and regulatory compliance policies
◾	Supplier standards
◾	Fair lending

Each of the above will have a specific set of circumstances in which the financial impact of adoption the resolution must be evaluated, and the analyst should vote according to the long- terms economic interests of shareholders.

FOREIGN SECURITIES

The Advisor will make best efforts to obtain and vote foreign proxies, as long as the cost of doing so does not outweigh the benefit of voting. For example, the Advisor most likely will not travel to foreign countries to vote proxies. While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below.

STANDARD INTERNATIONAL ISSUES

Receiving Financials: We recommend voting FOR such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote FOR this item.

Accepting the acts or performance of the managing board or supervisory board: We recommend voting FOR such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

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NON-STANDARD INTERNATIONAL ISSUES

Capital Increase per the following: 1. with rights, 2. without rights, 3. bonds with rights, or 4. bond without rights. In the majority of cases, we would vote FOR capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote AGAINST such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

French Law requires that French companies ask for poison pills: As covered under the Domestic Non-Standard Poison Pill, we vote AGAINST poison pills. French anti-takeover mechanisms include staggered boards, super-voting shares, poison pills, and special shares. The most common anti-takeover maneuvers are voting rights restrictions and shares with double voting rights. In the case of recently privatized companies, the government may hold a golden share that entitles it to override certain key decisions.

Some companies propose to authorize the board to issue stock in the event of a takeover bid. Such an issuance is not designed to increase capital beyond the amount authorized by other resolutions, but is merely an alternative use for pools of capital already approved but unused. We oppose anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Some companies use restricted voting rights to protect themselves from takeovers. Companies can also implement time-phased double voting rights (usually granted after two to four years). This requires amending the articles and thus is subject to shareholder approval. Another popular defensive tool is a pact that gives a small group of shareholders preemptive rights over one another’s shares. The Advisor supports the harmonization of share classes and opposes mechanisms that skew voting rights.

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An anti-takeover device of concern to shareholders is the government’s ability to hold a golden share in newly privatized companies. Under the terms of most golden shares, the government reserves the right to appoint two non-voting representatives to the board and also has the right to oppose any sale of assets if it is determined to adversely affect national interest. This practice has become more controversial in the recent past since the European Commission determined that the use of golden shares may infringe on the free movement of capital and may only be used under certain circumstances.

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IV. Recommendations for ERISA Plans

ERISA states that the named fiduciary has a duty to periodically monitor the activities of the investment manager; this includes proxy voting. ERISA further requires proper documentation of the proxy voting activities of the investment manager and of investment manager monitoring by the named fiduciary. To aid trustees in fulfilling these duties, Manning & Napier recommends the following:

1.

A review of your plan documents should be conducted to determine if voting authority has been delegated to the investment manager or retained by the trustee. If the document does not delegate authority, it is the Department of Labor’s view that the investment manager has the responsibility with respect to the trustee (Pension and Welfare Benefits Administration, U.S. Department of Labor, Proxy Project Report, March 2, 1989).

2.

If voting authority is delegated to Manning & Napier, we recommend that the Board adopt the proxy policy* outlined below. If voting authority has been reserved to the Board, we recommend that the Board adopt its own proxy policy similar to that of Manning & Napier.

3.	We recommend that our Proxy Procedures be kept on file to document our compliance with the record keeping requirements.

In order to assist clients with the ERISA monitoring requirement, upon written request we will provide a Proxy Report which will outline the securities voted, what the issues were, what actions were taken and, in the case of a vote against the recommendation of management, we will provide the analyst’s reason for that vote.

*PROXY POLICY

In accordance with the guidelines of the U.S. Department of Labor it is our policy regarding proxies to:

1.

Delegate the voting authority to the investment manager who will discharge it duties prudently, solely in the interest of the plan participants and beneficiaries and for the exclusive purpose of providing benefits to plan participants and their beneficiaries.

2.

Require that the investment manager maintain accurate records as to the voting of such proxies that will enable us to review periodically the voting procedures employed and the actions taken in individual situations.

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2017

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

GLASS LEWIS

I

II

III

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2017 UNITED STATES POLICY GUIDELINES

DIRECTOR OVERBOARDING POLICY

The 2017 guidelines codify the policies outlined in last year’s update. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public company boards and any other director who serves on a total of more than five public company boards.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board duties at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We clarified how we approach corporate governance at newly-public entities. While we generally believe that such companies should be allowed adequate time to fully comply with marketplace listing requirements and meet basic governance standards, Glass Lewis will also review the terms of the company’s governing documents in order to determine whether shareholder rights are being severely restricted from the outset.

In cases where we believe the board has approved governing documents that significantly restrict the ability of shareholders to effect change, we will consider recommending that shareholders vote against the members of the governance committee or the directors that served at the time of the governing documents’ adoption, depending on the severity of the concern.

The new guidelines outline which specific areas of governance we review. These areas include anti-takeover mechanisms, supermajority vote requirements, and general shareholder rights such as the ability of shareholders to remove directors and call special meetings.

BOARD EVALUATION AND REFRESHMENT

We have clarified our approach to board evaluation, succession planning and refreshment. Generally speaking, Glass Lewis believes a robust board evaluation process — one focused on the assessment and alignment of director skills with company strategy — is more effective than solely relying on age or tenure limits.

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I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director – An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

●

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

●

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

●

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” – Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” – A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/ chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 48 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 29 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2015, p.20.

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shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

●

Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

●

If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

15 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.

The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

●	The restatement involves fraud or manipulation by insiders;

●	The restatement is accompanied by an SEC inquiry or investigation;

●	The restatement involves revenue recognition;

●	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

●	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

17 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.

All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee.

20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.

All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

21 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members.

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12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.

All members of the governance committee[25] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[26] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

24 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

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2.	The governance committee chair,[27] when the chair is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.

The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.

All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

27 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation

31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

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2.

A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.

All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the nominating committee chair (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

39 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

●

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

●

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chair or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

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However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the Company’s equity compensation arrangements

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

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The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors – The board should be made up of between five and twenty directors.

2.	The CFO on the board – Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee – The audit committee should consist solely of independent directors.

4.	Audit committee financial expert – At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board – We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification – We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chair – The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.

Multiple funds overseen by the same director – Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

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Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD EVALUATION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including its diversity of skill sets, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

43 Spencer Stuart Board Index, 2013, p. 4

44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2015, 86% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 71% in 2010.45

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they

45 Spencer Stuart Board Index, 2015, p. 12.

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believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

●	The nature of the underlying issue;

●	The benefit to shareholders from implementation of the proposal;

●	The materiality of the differences between the terms of the shareholder proposal and management proposal;

●	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and

●

A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

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II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[47]

46 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

47 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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III.	The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

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Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

●	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

●	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

●	The quality and content of the company’s disclosure;

●	The quantum paid to executives; and

●	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

●	Inappropriate peer group and/or benchmarking issues;

●	Inadequate or no rationale for changes to peer groups;

●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

●	Problematic contractual payments, such as guaranteed bonuses;

●	Targeting overall levels of compensation at higher than median without adequate justification;

●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

●	Performance targets lowered without justification;

●	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

●	Executive pay high relative to peers not justified by outstanding company performance; and

●	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 29).

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In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

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Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

●	No re-testing or lowering of performance conditions;

●	Performance metrics that cannot be easily manipulated by management;

●	Two or more performance metrics;

●	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

●	Performance periods of at least three years;

●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

●	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

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TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

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HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

●	The number of shares pledged;

●	The percentage executives’ pledged shares are of outstanding shares;

●	The percentage executives’ pledged shares are of each executive’s shares and total assets;

●	Whether the pledged shares were purchased by the employee or granted by the company;

●	Whether there are different policies for purchased and granted shares;

●	Whether the granted shares were time-based or performance-based;

●	The overall governance profile of the company;

●	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

●	The nature and cyclicality, if applicable, of the company’s industry;

●	The participation and eligibility of executives and employees in pledging;

●	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

●	Disclosure of the extent of any pledging, particularly among senior executives.

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COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

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Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

●	Companies should seek more shares only when needed;

●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

●	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

●	The expected annual cost of the plan should be proportional to the business’s value;

●	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

●	Plans should not permit re-pricing of stock options;

●	Plans should not contain excessively liberal administrative or payment terms;

●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

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●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

●	Officers and board members cannot participate in the program;

●	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

●	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

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The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not

48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY

(IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

●	The form of offer is not required to be an all-cash transaction;

●	The offer is not required to remain open for more than 90 business days;

●	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

●	There is no fairness opinion requirement; and

●	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

49 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section  203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

●	Is the board sufficiently independent?

●	Does the company have anti-takeover protections such as a poison pill or classified board in place?

●	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

●	Do shareholders have the right to call special meetings of shareholders?

●	Are there other material governance issues of concern at the company?

●	Has the company’s performance matched or exceeded its peers in the past one and three years?

●	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

●	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the governance committee chair or bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

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Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the

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annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

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TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

●	The terms of any amended advisory or sub-advisory agreement;

●	Any changes in the fee structure paid to the investment advisor; and

●	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

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PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

●	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

●	The proposed discount below NAV is minimal (ideally no greater than 20%);

●	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

●	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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V.	Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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Headquarters

Glass, Lewis & Co., LLC

One Sansome Street

Suite 3300

San Francisco, CA 94104

Tel: +1 415-678-4110

Tel: +1 888-800-7001

Fax: +1 415-357-0200

NEW YORK

Glass, Lewis & Co., LLC

44 Wall Street

Suite 2001

New York, NY 10005

Tel: +1 212-797-3777

Fax: +1 212-980-4716

AUSTRALIA

CGI Glass Lewis Pty Limited

Suite 5.03, Level 5

255 George St

Sydney NSW 2000

Australia

Tel: +61 2 9299 9266

Fax: +61 2 9299 1866

IRELAND

Glass Lewis Europe, Ltd.

15 Henry Street

Limerick, Ireland

Phone: +353 61 292 800

Fax: +353 61 292 899

GERMANY

IVOX Glass Lewis GmbH

Maximilianstr. 6

76133 Karlsruhe

Germany

Phone: +49 721-35 49 622

Fax: +49 721-35 49 621

Manning & Napier Fund, Inc.

Statement of Additional Information dated March 1, 2017

This Statement of Additional Information (“SAI”) is not a Prospectus, but expands upon and supplements the information contained in the current Prospectus for the Series and Classes listed below of Manning & Napier Fund, Inc. (the “Fund”), dated March 1, 2017, and should be read in conjunction with the Prospectus. You may obtain copies of the Fund’s current Prospectuses from Manning & Napier Advisors, LLC, 290 Woodcliff Drive, Fairport, NY 14450.

SERIES & CLASSES	CLASS	TICKER
International Disciplined Value Series	CLASS S
International Disciplined Value Series	CLASS I

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The Fund

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on July 26, 1984. This SAI relates to the following series of the Fund: International Disciplined Value Series, (Class S and I) (the “Series”). The Fund’s Board of Directors (“Board” or “Board of Directors”) may, at its own discretion, create additional series of shares (and classes of such Series), each of which would have separate assets and liabilities.

Currently, the Fund has issued the following classes of shares of the Series: Class I and S. As of the date of this SAI, the I and S Shares are not operational.

Each share of a Series represents an identical interest in the investment portfolio of that Series and has the same rights, except that (i) each class of shares bears those distribution fees, shareholder service fees and administrative expenses applicable to the respective class of shares as a result of its distribution and shareholder services arrangements, which will cause the different classes of shares to have different expense ratios and to pay different rates of dividends, and (ii) each class has exclusive voting rights with respect to any distribution and/or shareholder service fees which relate only to such class. As a result of each class’ differing amount of distribution and/or shareholder services fees, shares of different classes of the same Series may have different NAVs per share.

The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption and liquidations. The Fund’s shareholders will vote in the aggregate and not by Series or class except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Series or a Class. Income, direct liabilities and direct operating expenses of a Series will be allocated directly to the Series, and general liabilities and expenses of the Fund will be allocated among the Series in proportion to the total net assets of the Series by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

Shares of the Fund may not be available for purchase in every state. If a Series’ shares are not registered in a state, investments will not be accepted for the Series from shareholders in that state, and requests to exchange from another Series into that Series also will not be accepted. Please contact the Fund at 1-800-466-3863 for information about state availability.

Investment Goals

The Series’ investment goal is described in its prospectus.

The investment goal of the Series is non-fundamental and may be changed by the Board of Directors without shareholder approval. If there is a material change in the investment objective of the Series, shareholders will be notified thirty (30) days prior to any such change and will be advised to consider whether the Series remains an appropriate investment in light of their then current financial position and needs.

The investment strategy of the International Disciplined Value Series is to invest, under normal circumstances, at least 80% of its assets in dividend-paying common stocks of non-U.S. companies. The Series will notify its shareholders at least sixty (60) days prior to any change in this investment strategy.

The Series is a diversified mutual fund.

Investment Policies and Risks

Except as explicitly stated otherwise, all investment policies of the Series are non-fundamental and may be changed by the Board of Directors without shareholder approval.

The following discussion provides additional information about those principal investment strategies and related risks, as well as information about non-principal investment strategies (and related risks) that a Series may utilize. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Series’ prospectus, is considered by the Series to be a non-principal strategy (or related risk).

EQUITY INVESTMENTS

Common Stocks. The Series may purchase exchange-traded and over the counter (“OTC”) common stocks.

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

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Securities traded on OTC markets are not listed and traded on an organized exchange such as the New York Stock Exchange (“NYSE”). Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in an exchange-listed stock. As a result, the market liquidity of some stocks in which the Series invests may not be as great as that of exchange-listed stocks and, if the Series were to dispose of such stocks, the Series may have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Depository Receipts. The Series may purchase Depository Receipts. Depository Receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depository. Depository Receipts are not necessarily denominated in the same currency as the underlying securities. American Depository Receipts (“ADRs”), are dollar-denominated Depository Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. ADRs are subject to many of the risks associated with investing directly in foreign securities, which are described below.

The Depository Receipts in which the Series invests may be “sponsored” or “unsponsored.” Sponsored Depository Receipts are established jointly by a depository and the underlying issuer, whereas unsponsored Depository Receipts may be established by a depository without participation by the underlying issuer. Holders of unsponsored Depository Receipts generally bear all the costs associated with establishing unsponsored Depository Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Initial Public Offerings (“IPOs”). The Series may purchase shares issued as part of, or a short period after, a company’s IPO, and may at times dispose of those shares shortly after their acquisition. A Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers tends to be volatile, and share prices of newly-public companies tend to fluctuate significantly over short periods of time.

Preferred Stocks. The Series may invest in preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, although they may carry limited voting rights. Preferred stocks also normally have preference over the corporation’s assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate and may entitle the holder to acquire the issuer’s stock by exchange or purchase for a predetermined rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Series can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible Securities. The Series may invest in securities that are convertible at either a stated price or a stated rate into underlying shares of common stock, thus enabling the investor to benefit from increases in the market price of the common stock.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities may be rated below investment grade (“high yield”) or not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Series’ ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

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Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates.

When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because its conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants. The Series may purchase warrants. Warrants acquired by a Series entitle it to buy common stock from the issuer at a specified price and time. Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which the warrant entitles the holder to purchase, and (2) do not represent any rights in the assets of the issuer. Warrants purchased by the Series may or may not be listed on a national securities exchange.

Real Estate Investment Trusts (“REITs”). The Series may invest in shares of REITs, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs.

Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.

Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

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Trust Certificates, Partnership Interests and Equity Participations. The Series may invest in equity securities that are interests in non-corporate entities. These securities, which include trust certificates, partnership interests and equity participations, have different liability and tax characteristics than equity securities issued by a corporation, and thus may present additional risks to the Series.

However, the investment characteristics of these securities are similar to those of traditional corporate equity securities.

FIXED INCOME INVESTMENTS

Corporate Debt Obligations. The Series may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

U.S. Government Securities. The Series may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association (“Fannie Mae”), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks (“FHLB”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board and the Student Loan Marketing Association (“Sallie Mae”).

Obligations of U.S. Government agencies and instrumentalities such as Fannie Mae, FHLB, FHLMC and Sallie Mae are not supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as Sallie Mae, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

A Series will invest in securities of such instrumentalities only when the Fund’s investment advisor, Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), is satisfied that the credit risk with respect to any instrumentality is consistent with the Series’ goal and strategies.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreements” or “SPAs”). Under the SPAs, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the SPAs to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Mortgage-Backed Securities. The Series may invest in mortgage-backed securities, which represent an interest in a pool of mortgage loans. Some of these securities are issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government but are supported by the U.S. Treasury’s authority to purchase the obligations and lend to the companies. The market value and interest yield of these mortgage- backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool

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of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Series may also invest in private pass-through securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). The Series may invest in CMOs and REMICs without restriction as to any specific ratings agency security rating. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer’s general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series, which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

The privately issued mortgage-backed securities in which a Series invests are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Obligations of Supranational Agencies. The International Disciplined Value Series may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following: Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Union, and the European Investment Bank. For concentration purposes, supranational entities are considered an industry. Investment in these entities is subject to a Series’ other restrictions on investments in foreign securities, described below.

Zero-Coupon Bonds. The Series may invest in so-called “zero-coupon” bonds. Zero-coupon bonds are issued at a significant discount from face value and generally pay interest only at maturity rather than at intervals during the life of the security. The Series is required to accrue and distribute income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash. Thus, a Series may have to sell investments to obtain cash needed to make income distributions. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon bonds can be sold prior to their maturity date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing level of interest rates and the perceived credit quality of the issues. The market prices of zero-coupon securities are subject to greater fluctuations in response to changes in market interest rates than bonds which pay interest currently.

Variable and Floating Rate Instruments. Certain of the obligations that may be purchased by a Series may carry variable or floating rates of interest. These obligations may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly, or at some other interval, and it may have a floor or ceiling rate. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional and may be subject to termination if the issuer’s credit rating falls below investment grade or if the issuer fails to make payments on other debt. While most variable-rate demand securities allow a fund to exercise its demand rights at any time, some such securities may only allow a fund to exercise its demand rights at certain times, which reduces the liquidity usually associated with this type of security. A Series could suffer losses in the event that the demand feature provider, usually a bank, fails to meet its obligation to pay the demand.

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Short-Term Investments/Temporary Defensive Positions. For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Series may depart from its investment goals and invest up to 100% of its assets in all types of money market instruments (including securities guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by banks or savings and loan institutions deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or Prime-1 by Moody’s, repurchase agreements involving such securities and shares of other investment companies as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see Appendix A.

Risks of Fixed Income Securities. Investments in fixed income securities may subject a Series to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s maturity and duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Series to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Series will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Series will suffer from the inability to invest in higher yield securities.

DERIVATIVE TRANSACTIONS

Foreign Currency Transactions. The Series may enter into forward foreign currency exchange contracts and use currency futures contracts, options on such futures contracts, and options on foreign currencies. The Series may engage in foreign currency transactions for hedging purposes, as well as to enhance the Series’ returns.

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Series may use forward contracts for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Series may use foreign currency transactions as part of a hedging strategy, as described below:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Series, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Series may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Series may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Series may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (“Position Hedging”). A Series may use Position Hedging when the Advisor reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Series may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

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Cross Hedges. A Series may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Series has or in which the Series expects to have portfolio exposure.

Proxy Hedges. A Series may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Series’ portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar.

Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Series’ portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Series’ securities denominated in linked currencies.

In addition to the hedging transactions described above, the Series may also engage in foreign currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Active investment in currencies may subject a Series to additional risks.

The Series may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Series and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The nondeliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Series and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Series may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Series to additional risk.

The Series may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Series is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Series if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Series is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Series to benefit from favorable fluctuations in relevant foreign currencies. If a Series enters into a currency hedging transaction, the Series will “cover” its position as required by 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Series if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

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Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, interest rate, index, currency or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Series may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Series to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Series to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Interest rate swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Series may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Series’ returns. Instances in which a Series may use futures contracts and related options for risk management or return enhancement purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; attempting to take advantage of expected price changes of various futures; or other risk management or return enhancement purposes. A Series may use futures for cash equitization purposes, which allows a Series to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When a Series purchases or sells a futures contract, or sells an option thereon, the Series is required to “cover” its position as required by the 1940 Act. A Series may enter into agreements with a futures commission merchant which provide for cash settlement of the Series’ physical deliverable futures contracts. If this occurs, the Series would treat such futures contracts as being cash-settled for purposes of determining the Series’ coverage requirements.

There are significant risks associated with a Series’ use of futures contracts and options on futures, including the following: (i) the success of a hedging or trading strategy may depend on the Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Series and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Series’ exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Series may purchase and write (i.e., sell) put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the 1940 Act.

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A Series may purchase put and call options on securities for any purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Series may seek to purchase in the future. A Series purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Series, loss of the premium paid may be offset by an increase in the value of the Series’ securities or by a decrease in the cost of acquisition of securities by the Series.

When a Series writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Series will realize as profit the premium received for such option. When a call option of which a Series is the writer is exercised, the Series will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Series is the writer is exercised, the Series will be required to purchase the underlying securities at a price in excess of the market value of such securities.

When a Series wishes to sell a security at a specified price, it may seek to generate additional income by writing “covered” call options on the security. A call option is “covered” if the Series either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Series’ total return. When a Series writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Series retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Series may terminate its obligation by executing a closing purchase transaction, which is the purchase of an option contract on the same security with the same exercise price and expiration date as the option contract originally sold, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Series. If such an option expires unexercised, the Series realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Series.

A Series may seek to hedge against an increase in the value of a security that it would like to acquire, or otherwise profit from an expected increase in the value of a security by writing a “naked” put option on the security. The writer of a naked put option has no position in the underlying security. If the security price rises, the option would expire worthless and a Series would profit by the amount of the premium it received, which may offset the increase in the market price of the security the Series would like to acquire. If the security price falls, however, a Series may lose an amount up to the difference between the value of the security and the premium it received, and the Series may be deprived of the opportunity to benefit from the full decrease in the market price of the security it would like to acquire. A Series may seek to terminate its position in a put option it writes before exercise by executing a closing purchase transaction. If the market is not liquid for a put option a Series has written, however, the Series must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes.

A Series may purchase and write options on an exchange or over-the-counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging or trading strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; (iv) the buyer of an option assumes the risk of losing the entire premium invested in the option; (v) while a Series will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security; and (vi) while a Series will receive a premium when it writes naked put options, it may lose money if it must purchase the underlying security at a price above market value.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

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A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. An equity swap is an agreement between counterparties to exchange a set of payments, determined by a stock or index return, with another set of payments (usually an interest-bearing (fixed or floating rate) instrument, but they can also be the return on another stock or index). In a total return swap, one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices, during a specified period. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Series may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Series may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Series than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Series may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Series is a buyer and no event of default occurs, the Series will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Series, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Series receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Series would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Series, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Series. Credit default swaps involve different risks than if a Series invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party, or vice versa. Swaptions give the holder the right to enter into a swap. A Series may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Series would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Series’ current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Series’ current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be “covered” as required by the 1940 Act.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Series. This is true whether these derivative products are used to create additional risk exposure for a Series or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Series is obligated to make a payment to the counterparty, the Series must be prepared to make the payment when due. A Series could suffer losses with respect to such an agreement if the Series is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

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Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Series, these derivative products are subject to risks related to the counterparty’s creditworthiness. If a counterparty defaults, a Series’ risk of loss will consist of any payments that the Series is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Series may have contractual remedies under the swap agreement.

A Series will enter into swaps only with counterparties that the Advisor believes to be creditworthy. In addition, a Series will earmark on the books of the Series or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise “cover” its position as required by the 1940 Act.

Government Regulation of Derivatives. The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps). Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, the Series must either operate within certain guidelines and restrictions with respect to the Series’ use of commodity interests, or the Advisor will be subject to registration and regulation under the CEA.

Consistent with the CFTC’s regulations, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA with respect to the Series and, therefore, the Series is not subject to registration or regulation under the CEA. As a result, the Series will operate within certain guidelines and restrictions with respect to its use of commodity interests. If a Series determines to no longer operate within such guidelines and restrictions, the Advisor would be subject to registration and regulation as a CPO under the CEA with respect to the Series. If a Series is subject to CFTC regulation, it may incur additional expenses. The Advisor has registered as a CPO with respect to certain products not included in this SAI.

The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Series may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing of many OTC derivatives transactions.

In addition, the SEC proposed new derivatives rules in December 2015 that could limit or prevent a Series from using such instruments as a part of its investment strategy, and could ultimately prevent a Series from being able to achieve its investment objective. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

OTHER INVESTMENT POLICIES

Foreign Securities. The International Disciplined Value Series will, under normal circumstances, invest at least 80% of its assets in securities of non-U.S. companies.

Risks of Foreign Securities. There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Series. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S. These risks generally are greater for investments in securities of companies in emerging markets, which are usually in the initial stages of their industrialization cycle.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government. A Series’ investments in emerging markets can be considered speculative, and therefore may offer greater potential for gains and losses than investments in developed markets of the world. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. With respect to any emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also may have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

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A Series which invests in relatively few countries may experience increased volatility and risk as compared to a Series which is more diversified among countries. As a result of investing in relatively few countries, a Series will be more susceptible to country-specific economic or market factors; social or political factors; legal, custody, accounting, legislative and regulatory changes; and currency fluctuations.

In response to recent political and military actions undertaken by Russia, the United States and the European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Series to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have exposure to Russia, including the Series.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Series’ investments are denominated relative to the U.S. dollar will affect the Series’ net asset value (“NAV”). Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Series’ securities are quoted would reduce the Series’ NAV per share.

Repurchase Agreements. The Series may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Series purchases securities (“collateral”) from various financial institutions such as a bank or broker-dealer (a “seller”) which the Advisor deems to be creditworthy, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short- term rates (which may be more or less than the rate on the underlying portfolio securities).

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Series’ custodian either directly or through a securities depository. Default by the seller would, however, expose the Series to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.

Investment Companies. Investment company securities are securities of other open-end or closed-end investment companies or unit investment trusts (“UITs”). The Series may invest in securities issued by other investment companies only to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

The 1940 Act generally prohibits, subject to certain exceptions, an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a Series’ total assets in any one investment company and no more than 10% in any combination of investment companies. These limitations do not apply to a Series’ investments in money market funds. A Series may invest in investment companies managed by the Advisor or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by rule, regulation or order of the SEC.

To the extent a Series invests a portion of its assets in investment companies, those assets will be subject to the risks of the purchased investment company’s portfolio securities. The Series also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international, emerging markets, or global fund can invest in the securities markets of those countries. With the exception of the Series’ investments in money market funds, the Series does not intend to invest in other investment companies, unless, in the judgment of the Advisor, the potential benefits of such investments exceed the associated costs (which includes any investment advisory fees charged by the investment companies) relative to the benefits and costs associated with direct investments in the underlying securities.

The Series may invest in securities of open-end investment companies, including exchange-traded funds (“ETFs”) organized as open-end investment companies, closed-end investment companies or unit investment trusts, including ETFs organized as unit investment trusts.

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Investments in closed-end investment companies may involve the payment of substantial premiums above the NAV of such issuer’s portfolio securities and are subject to limitations under the 1940 Act. A Series also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”

ETFs are investment companies that are registered under the 1940 Act as open-end funds or UITs. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

The Series may invest in iShares Funds, which are ETFs issued by iShares Trust and iShares, Inc. Pursuant to an exemptive order issued to iShares® and procedures adopted by the Fund’s Board of Directors, the Series may invest in an iShares Fund beyond the limits set forth in section 12(d)(1)(A) of the 1940 Act, subject to certain terms and conditions. iShares is a registered trademark of BlackRock Fund Advisors (“BFA”). Neither BFA nor the iShares® Funds make any representations regarding the advisability of investing in a Series.

Securities Lending. The Series may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of a Series’ total assets taken at value (including the loan collateral). A Series will not lend portfolio securities to its investment advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Series. By lending its securities, a Series may increase its income by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

A Series may pay a part of the income earned to a third party (such as the Fund’s custodian) for acting as the Series’ securities lending agent. A Series will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Series must be able to terminate the loan on demand; (iv) the Series must receive reasonable interest on the loan, in addition to payments reflecting the amount of any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and, (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Series must terminate the loan and regain the right to vote the securities. Loans may involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Series’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays.

Investing the cash collateral subjects a Series to market risk. A Series remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Series, and the Series may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

Investment in Illiquid and Restricted Securities. The Series may not purchase illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (“1933 Act”). Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The SEC adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to “qualified institutional buyers.” The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Advisor pursuant to procedures adopted by the Board of Directors. The Series’ ability to invest in restricted securities includes investments in unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”).

Borrowings. The Series may borrow money subject to its fundamental and non-fundamental investment policies. Borrowing money will subject a Series to interest costs. The Series generally borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The Series may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse

15

repurchase agreements). The Series may establish lines of credit with certain banks by which they may borrow funds for temporary or emergency purposes. The Series may use lines of credit to meet large or unexpected redemptions that would otherwise force the Series to liquidate securities under circumstances which are unfavorable to the Series’ remaining shareholders. A Series may be required to maintain minimum average balances in connection with its use of a line of credit or to pay a commitment or other fee to maintain the line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Diversification. The Series is diversified as defined in the 1940 Act. Further, the Series intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Series be diversified (i.e., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets. Diversification does not guarantee against a loss.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Series’ ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Series may invest, which could result in material adverse consequences for such issuers and may cause the Series’ investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Series invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

Investment Restrictions

The Series has adopted certain restrictions set forth below as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of the Series’ outstanding voting securities, which means a vote of the holders of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Series may not:

1. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

3. Purchase any securities which would cause more than 25% of the total assets of the Series, based on current value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or (b) tax-exempt obligations of state or municipal governments and their political subdivisions;

4. Make loans, except that the Series may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act, and any rules, regulation or order thereunder;

5. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Series’ SAI or as permitted by the 1940 Act, and any rule, regulation, or order of the SEC thereunder;

6. Purchase or sell physical commodities or commodity contracts based on physical commodities or invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent a Series from, among other things, (i) purchasing marketable securities of companies that deal in real estate or interests therein (including REITs); (ii) purchasing marketable securities of companies that deal in physical commodities or interests therein; and

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(iii) purchasing, selling and entering into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments; and

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The following non-fundamental investment policies and restrictions apply to the Series and may be changed by the Fund’s Board of Directors.

1. The Series may not invest in illiquid securities, i.e., securities that cannot be disposed of at approximately the amount at which the Series has valued them in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities;

2. The Series may not purchase securities on margin, except that the Series may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Except for the limitations on borrowings, or as may be specifically provided to the contrary, each of the above percentage limitations are applicable at the time of a purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Series to exceed its limitation, the Series will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Series’ investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the investment company.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the Series from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions do not apply to non-diversified funds.

Portfolio Turnover

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity of one year or less at the time of acquisition) for a year and dividing that amount by the monthly average of the market value of such securities during the year. Under normal market conditions, the Series expects that its long-term average annual turnover rate will be less than 100%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the annual turnover rate with confidence. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Series to pay correspondingly increased brokerage and trading costs. In addition to the transaction

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costs, higher portfolio turnover may result in the realization of capital gains. As discussed under Federal Tax Treatment of Dividends and Distributions, to the extent net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Disclosure of Portfolio Holdings

The Fund’s Board of Directors has approved a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Series.

Disclosure of the Series’ complete portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31), in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings reports filed with the SEC on Form N-Q. The Series’ Annual and Semi-Annual Reports are distributed to shareholders and the most recent Reports are available on the Fund’s website (see address below). The Series’ holdings reports on Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Series’ month-end and quarter- end complete portfolio holdings are available on the Fund’s website at www.manning-napier.com. This information is provided with a lag of at least eight days. The information provided will include the following for each security in the portfolio: security name, CUSIP or Sedol symbol, ticker (for equities only), country, number of shares or units held (for equities), par value (for bonds), and market value as of the date of the portfolio. For futures contracts, the information provided will include the underlying instrument, the notional value of the contracts, and the amount of unrealized appreciation or depreciation. Portfolio holdings information will be available on the website at least until it is superseded by a quarterly portfolio holdings report distributed to shareholders (with respect to Annual and Semi- Annual Reports) or filed with the SEC (with respect to a Form N-Q). This information is publicly available to all categories of persons.

The Fund provides portfolio holdings and information derived from the portfolio holdings to rating and ranking organizations such as Lipper and Morningstar, Inc. in connection with rating the Series and mutual fund database services such as Thomson Financial Research in connection with their collection of fund data for their subscribers. The Fund will only disclose such information as of the end of the most recent calendar month, and this information will be provided to these organizations no sooner than the next day after it is posted on the Fund’s website, unless the conditions described below relating to the disclosure of non-public portfolio holdings information are satisfied. The Fund believes that these organizations have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Fund’s Chief Compliance Officer (or her designee) (“CCO”) may authorize disclosure of non-public portfolio holdings to rating and ranking organizations, mutual fund databases, consultants, and other organizations that will use the data for due diligence, rating, or ranking the Series, or similar uses at differing times and/or with different lag times than those described above. Prior to making any disclosure of non-public portfolio holdings to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that conflicts between the interests of the Fund’s shareholders and those of the Fund’s Advisor, principal underwriter, or any affiliated person of the Fund are addressed.

The Fund’s policies and procedures also permit the Fund to disclose certain commentary and analytical, statistical, performance or similar information relating to a Series of the Fund or its portfolio holdings if certain conditions are met. The information must be for legitimate business purposes and must be deemed to be non-material non-public information based on a good faith review of the particular facts and circumstances. Examples of such non-material non-public information may include, but are not limited to, the following types of information: allocation of a Series’ portfolio securities and other investments among various asset classes, sectors, industries, market capitalizations, countries and regions; the characteristics of the stock components and other investments of a Series; the attribution of a Series’ returns by asset class, sector, industry, market capitalization, country and region; certain volatility characteristics of a Series; certain valuation metrics of a Series (such as average price to earnings ratio and average earnings growth); and maturity and credit quality statistics for a Series’ fixed income holdings.

The Fund requires any third party receiving non-public portfolio holdings or information which is derived from portfolio holdings that is deemed material (together, “portfolio holdings data”) to enter into a confidentiality agreement with the Fund which provides, among other things, that non-public portfolio holdings data will be kept confidential and that the recipient has a duty not to trade on the portfolio holdings data and will use such information solely to analyze and rank a Series, or to perform due diligence and asset allocation, depending on the recipient of the information. The agreement will require that the recipient provide, upon request, evidence reasonably satisfactory to the Fund to demonstrate its adherence to the provisions of the agreement. The Board of Directors will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable.

The Fund does not receive any compensation or other consideration for disclosure of portfolio holdings information.

In addition, the Fund’s service providers, such as the Advisor, Custodian, Counsel (Morgan, Lewis & Bockius LLP (“MLB”)), PricewaterhouseCoopers LLP (“PwC”), Distributor, and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), all as defined herein, may possess or receive daily portfolio holdings information with no lag time in connection with their services to the Fund. In addition, proxy voting service providers (see Appendix C) may receive portfolio holdings information with no lag time, as necessary, in connection with their services to the Fund. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider’s contract with the Fund or by the nature of its relationship with the Fund.

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Management

The overall business and affairs of the Fund are managed by the Fund’s Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund’s agreements with its investment advisor, custodian and distributor. The day-to-day operations of the Fund are delegated to the Fund’s officers and to the Advisor and other service providers.

The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Manning & Napier Advisors, LLC is the successor entity to Manning & Napier Advisors, Inc. Accordingly, for purposes of the charts below, an individual’s employment history at Manning & Napier Advisors, LLC includes his/her employment history at Manning &Napier Advisors, Inc., except as otherwise stated.

Interested Director and Officer

Name:	Michele T. Mosca*

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	44

Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director

Term of Office & Length of Time Served:	Indefinite – Chairman and Director since August 2016[1]

Principal Occupation(s) During Past 5 Years:	Managing Director, Funds Group (since 2009) – Manning & Napier Advisors, LLC; President, Director (since 2015) – Manning & Napier Investor Services, Inc.; Chief Executive Officer, President (since 2016) – Rainier Investment Management Mutual Funds

Holds the following title for various subsidiaires and affiliates: President, Director

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Trustee – Rainier Investment Management Mutual Funds (six portfolios) (since 2016)

Independent Directors

Name:	Stephen B. Ashley

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	76

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1996

Principal Occupation(s) During Past 5 Years:	Chairman, Director & Chief Executive Officer (1997 to present) – The Ashley Group (property management and investment). Director (1995-2008) and Chairman (non-executive) (2004-2008) – Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

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Name:	Paul A. Brooke

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	71

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2007

Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) – Ithaka Acquistion Corporation (investments); Chairman (2007-2009) – Alsius Corporation (investments); Managing Member (1991-present) – PMSV Holdings LLC (investments); Managing Member (2010-2016) – Venbio (investments).

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:

Incyte Corp. (biotech)(2000-present);

ViroPharma, Inc. (speciality pharmaceuticals)(2000-2014); HLTH (WebMD)(information)(2000-2010); Cheyne Capital International (investment)(2000-present); GMP Companies (investment)(2000-2011); Cytos Biotechnology Ltd (biotechnology)(2012-2014)

Name:	Peter L. Faber

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	78

Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1987

Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) – McDermott, Will & Emery LLP (law firm)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:

Boston Early Music Festival (non-profit)(2007-present); Amherst Early Music, Inc. (non-profit)(2009-present); Gotham Early Music Scene, Inc. (non-profit)(2009-present); Partnership for New York City, Inc. (non-profit)(1989-2010);

New York Collegium (non-profit)(2004-2011)

Name:	Harris H. Rusitzky

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	81

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 1985

Principal Occupation(s) During Past 5 Years:	President (1994- present) – The Greening Group (business consultants); Partner (2006-present) – The Restaurant Group (restaurants)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(1972-present); Culinary Institute of America (non-profit college)(1985-present); George Eastman House (museum)(1988-present); National Restaurant Association (restaurant trade organization)(1978-present)

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Name:	Chester N. Watson

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	65

Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2012

Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) – General Motors Company (auto manufacturer)

Number of Portfolios Overseen within Fund Complex:	39

Other Directorships Held Outside Fund Complex During Past 5 Years:	Rochester Institute of Technology (university)(2005-present); Town of Greenburgh, NY Planning Board (municipal government) (2015-present)

Officers:

Name:	Jeffrey S. Coons, Ph.D., CFA

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	53

Current Position(s) Held with Fund:	Vice President

Term of Office[1] & Length of Time Served:	Since 2004

Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002 – 2015) -Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer, or Senior Trust Officer

Name:	Elizabeth Craig

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	29

Current Position(s) Held with Fund:	Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2016

Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC; Assistant Corporate Secretary (2011-2016) – Manning & Napier Fund, Inc.

Name:	Christine Glavin

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	50

Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer

Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001

Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) – Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 – Exeter Trust Company

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Name:	Jodi L. Hedberg

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	49

Current Position(s) Held with Fund:	Chief Compliance Officer, Anti-Money Laundering Compliance Officer

Term of Office[1] & Length of Time Served:	Chief Compliance Officer since 2004; Anti-Money Laundering Officer since 2002; Corporate Secretary (1997-2016)- Manning & Napier Fund, Inc.

Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) – Manning & Napier Advisors, LLC and affiliates; Corporate Secretary – Manning & Napier Investor Services, Inc. since 2006

Name:	Scott Morabito

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	29

Current Position(s) Held with Fund:	Assistant Vice President

Term of Office[1] & Length of Time Served:	Since 2017

Principal Occupation(s) During Past 5 Years:	Director of Funds Group since 2017; Fund Product and Strategy Manager (2014-2017); Senior Product and Strategy Analyst (2013-2014); Product and Strategy Analyst (2011-2013) – Manning & Napier Advisors, LLC

Name:	Amy Williams

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	55

Current Position(s) Held with Fund:	Assistant Corporate Secretary

Term of Office[1] & Length of Time Served:	Since 2016

Principal Occupation(s) During Past 5 Years:	Director of Fund Documentation – Manning & Napier Advisors, LLC and affiliates since 2009

Holds one or more of the following titles for various affiliates: Director

Name:	Richard Yates

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	51

Current Position(s) Held with Fund:	Chief Legal Officer

Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004

Principal Occupation(s) During Past 5 Years:	Counsel – Manning & Napier Advisors, LLC and affiliates since 2000

Holds one or more of the following titles for various affiliates: Director, Corporate Secretary, Chief Legal Officer

*	Interested Director, within the meaning of the 1940 Act by reason of her position with the Fund’s investment advisor and distributor.
[1]	The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

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Equity Ownership of Directors as of 12/31/16

Name of Directors	Dollar Ranger of Equity Securities in the Series covered by this SAI	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Stephen B. Ashley	None	Over $100,000
Paul A. Brooke	None	None
Peter L. Faber	None	Over $100,000
Harris H. Rusitzky	None	Over $100,000
Chester N. Watson	None	None

Interested Director
Michele T. Mosca	None	Between $50,001 and $100,000

None of the Independent Directors have any beneficial ownership interest in the Fund’s Advisor, Manning & Napier Advisors, LLC or its Distributor, Manning & Napier Investor Services, Inc.

Board Responsibilities. The management and affairs of the Fund and the Series are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Series and each of the Fund’s additional other series, which include Series not described in this SAI. The Board has approved contracts, as described herein, under which certain companies provide essential management services to the Fund.

As with most mutual funds, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Advisor and Distributor. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Advisor is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Series, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the Series as well as proposed investment limitations for the Series. Additionally, the Advisor provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to the Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Advisor and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Advisor, the Board meets with the Advisor to review such services. Among other things, the Board regularly considers the Advisor’s adherence to the Series’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Series’ investments, including, for example, portfolio holdings schedules and reports on the Advisor’s use of derivatives and illiquid securities in managing the Series.

The Board meets regularly with the Fund’s CCO to review and discuss compliance issues and Fund and Advisor risk assessments. At least annually, the Fund’s CCO provides the Board with an assessment of the Fund’s Compliance Program reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Advisor. The assessment addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board directly, or through one or more of its Committees, receives reports from the Fund’s service providers that assist the Board in identifying and understanding operational risks and risks related to the valuation and liquidity of portfolio securities. The Fund’s Fair Value Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board (through its Audit Committee) oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC is recorded, processed, summarized, and reported within the required time periods, and the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

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From their review of these reports and discussions with the Advisor, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund and the Series, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Chair of the Board, Michele T. Mosca, is an interested person of the Fund as that term is defined in the 1940 Act. The Fund does not have a single lead Independent Director. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Directors who are not interested persons of the Fund (i.e., “Independent Directors”) constitute a super-majority (at least 75%) of the Board, the fact that the members of each Committee of the Board are Independent Directors, the amount of assets under management in the Fund, the number of Series (and classes of shares) overseen by the Board, and the total number of Directors on the Board.

Individual Director Qualifications

The Fund has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Series provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Series, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Fund has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Fund has concluded that Michele T. Mosca should serve as Director because of her knowledge of and experience in the financial services industry generally, and the specific experience she has gained with respect to the operation and distribution of the Fund from serving in various executive and management positions with the Advisor and the Distributor since 2000. Ms. Mosca has over 20 years of experience in business management, distribution strategy and oversight, platform management, product development and strategic planning. The Fund has also concluded that Ms. Mosca should serve as Director because of the experience she has gained from serving as CEO, President and Trustee of the Rainier Investment Management Mutual Funds.

The Fund has concluded that Stephen B. Ashley should serve as Director because of the experience he has gained in his various roles with the Ashley Group, a property management company, his experience as Chairman and Director of a publicly traded company, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Director of the Fund since 1996.

The Fund has concluded that Paul A. Brooke should serve as Director because of the business experience he has gained in a variety of roles with different financial and health care related businesses. Mr. Brooke has served as Chairman and CEO of Ithaka Acquisition Corp., and following its merger with a medical device company, the Alsius Corporation, Mr. Brooke served as Chairman. As a Partner of Morgan Stanley, Mr. Brooke was responsible for global research and health care strategy. Mr. Brooke was also responsible for health care investments at Tiger Management, LLC and serves as the Managing Member for a private investment firm, PMSV Holdings, LLC. In addition, Mr. Brooke was a Founder and Managing Partner of VenBio, an investment firm focused on biotechnology. The Fund has also concluded that Mr. Brooke should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2007.

The Fund has concluded that Peter L. Faber should serve as Director because of the experience he gained serving as a Partner and Senior Counsel in the tax practice of a large, international law firm, McDermott, Will & Emery LLP, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1987.

The Fund has concluded that Harris H. Rusitzky should serve as Director because of the business experience he gained as founding President of the Rochester Funds, as President of a consulting company, The Greening Group, as a Partner of The Restaurant Group, his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 1985.

The Fund has concluded that Chester N. Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves as Chairman of the Finance Committee and Member of the Audit Committee. The Fund has also concluded that Mr. Watson should serve as a Director because of his knowledge of the financial services industry, and the experience he has gained serving as Director of the Fund since 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Board Committees

There are two Committees of the Fund’s Board of Directors: the Audit Committee and the Governance and Nominating Committee.

The Audit Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky and Chester N. Watson (Chairman). The Audit Committee meets twice annually, and, if necessary, more frequently. The Audit Committee met twice during the last fiscal year. The Audit Committee reviews the financial reporting process, the system of internal control, the audit process, and the Fund’s process for monitoring compliance with investment restrictions and applicable laws and regulations. All of the members of the Audit Committee have been determined by the Board to be audit committee financial experts, as defined by the SEC. The designation of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation.

The Governance and Nominating Committee is comprised of the following Independent Directors: Stephen B. Ashley, Paul A. Brooke, Peter L. Faber, Harris H. Rusitzky and Chester N. Watson. The Governance and Nominating Committee meets on an annual basis, and, if necessary, more frequently. The Governance and Nominating Committee met twice during the last fiscal year. The Governance and Nominating Committee evaluates candidates’ qualifications for Board membership and the independence of such candidates from the Advisor and other principal service providers for the Fund; makes recommendations to the full Board for nomination for membership on any committees of the Board; reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee; evaluates whether there is a need for additional committees of the Board; evaluates whether committees should be combined or reorganized; and reviews the performance of all Board members. The Governance and Nominating Committee’s procedures for the consideration of candidates for Board membership submitted by shareholders are attached as Appendix B.

The Interested Director and the officers of the Fund do not receive compensation from the Fund, except that a portion of the Fund’s CCO’s salary is paid by the Fund. Each Independent Director receives an annual fee of $70,000. Annual fees will be calculated quarterly. Each Independent Director receives $10,000 per Board meeting attended. In addition, the Independent Directors who are members of the Audit Committee receive $3,000 per Committee meeting attended, and the Independent Directors who are members of the Governance and Nominating Committee receive $2,000 per Committee meeting attended. Mr. Watson receives an additional fee of $2,500 per Audit Committee meeting for serving as Audit Committee Chairman.

Compensation Table for Fiscal Year Ended October 31, 2016

Name	Position with Registrant	Aggregate Compensation from Fund	Pension	Estimated Benefits upon Retirement	Total Compensation from Fund and Fund Complex*
Jodi Hedberg	CCO	$130,000	N/A	N/A	$130,000
Harris H. Rusitzky	Director	$160,000	N/A	N/A	$160,000
Peter L. Faber	Director	$154,000	N/A	N/A	$154,000
Stephen B. Ashley	Director	$160,000	N/A	N/A	$160,000
Paul A. Brooke	Director	$160,000	N/A	N/A	$160,000
Chester N. Watson	Director, Audit Committee Chair	$165,000	N/A	N/A	$165,000

*	As of October 31, 2016, the Fund Complex consisted of 39 Series.

As of January 31, 2017, the directors and officers of the Fund, as a group, owned less than 1% of the Fund.

Code of Ethics

The Board of Directors of the Fund, the Advisor, and the Fund’s principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. This Code of Ethics applies to the personal investing activities of directors, officers and certain employees (“access persons”). Rule 17j-1 and the Code are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under this Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of this Code of Ethics is on file with the SEC, and is available to the public.

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Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by the Series to the Advisor, subject to the Board’s general oversight. The Advisor has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this SAI as Appendix C. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-800-466-3863 or by writing to the Fund at Manning & Napier Fund, Inc., P.O. Box 805, Fairport, NY 14450. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Beneficial Owners

As of the date of this SAI, no persons or entities owned, of record or beneficially, more than 5% of the Series’ shares.

The Advisor

Manning & Napier Advisors, LLC (“MNA” or the “Advisor”), acts as the Fund’s investment advisor. Manning & Napier Group, LLC (“Manning & Napier Group”) owns 100% of the outstanding interests in MNA and acts as the sole managing member of MNA. Manning & Napier, Inc., a publicly traded company (ticker symbol “MN”), acts as the sole managing member of Manning & Napier Group. Mr. William Manning controls Manning & Napier, Inc. by virtue of his majority ownership of its voting securities and, therefore, also controls Manning & Napier Group and MNA. The Advisor is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor’s directors, officers or employees who may be elected as officers of the Fund to serve as such.

The Fund pays the Advisor for the services performed a fee at the annual rate of 0.45% of the average daily net assets of the Series. As described below, the Advisor is separately compensated for acting as the Fund’s accounting services agent and providing administration services to the Series.

Under the Investment Advisory Agreement (the “Agreement”) between the Fund and the Advisor, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund’s custodian, and accounting services agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incidental to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

Pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit each class’s total direct annual operating expenses, exclusive of Shareholder Services Fees (as defined below), as applicable, as shown below. The agreement will remain in effect until February 28, 2018, and may be extended.

Series	Contractual Expense Limitation
International Disciplined Value Series Class S	0.60%
International Disciplined Value Series Class I	0.60%

The Agreement provides that in the event the expenses of the Fund (including the fee of the Advisor but excluding: (i) brokerage commissions; (ii) interest; (iii) taxes; and (iv) extraordinary expenses except for those incurred by the Fund as a result of litigation in connection with a suit involving a claim for recovery by the Fund, or as a result of litigation involving a defense against a liability asserted against the Fund, provided that, if the Advisor made the decision or took the action which resulted in such claim the Advisor acted in good faith without gross negligence or misconduct, and for any indemnification paid by the Fund to its officers, directors and advisors in accordance with applicable state and federal laws as a result of such litigation) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Advisor will reduce its fee by the amount of such excess. Any such reductions or refunds are accrued and paid in the same manner as the Advisor’s fee and are subject to readjustment during the year.

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The Agreement states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the 1940 Act or the 1933 Act except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund’s Articles of Incorporation.

The Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Directors who are not parties to the Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Agreement. The Agreement is terminable without penalty by the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board of Directors of the Fund, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Advisor serves as the Fund’s accounting services agent and provides administration services to the Fund and its series. The Advisor has contracted with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 4400 Computer Drive, Westborough, MA 01581, to provide sub-accounting and sub-administration services to each series of the Fund.

Pursuant to a Master Services Agreement dated November 1, 2014, as amended and restated, the Fund pays the Advisor an annual fee related to fund accounting and administration services in the following amounts: 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $30,400 per Series. For purposes of calculating the foregoing fees, the assets of the Series are aggregated with the assets of the Fund’s other series that are not fund-of-fund series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged to the Fund. The Series was not active as of the date of this SAI, and therefore has not incurred any fees for accounting services or administration services.

BNY Mellon serves as the Fund’s transfer agent and dividend disbursing agent. Transfer agent fees are charged to the Fund on a per account basis.

The Distributor

Manning & Napier Investor Services, Inc. (the “Distributor”), an affiliate of the Advisor, acts as Distributor of Fund shares and is located at the same address as the Advisor and the Fund. The Distributor and the Fund are parties to a distribution agreement (the “Distribution Agreement”) which applies to each class of shares of the Fund.

The Distribution Agreement is renewable annually. The continuation of the Distribution Agreement must be specifically approved by the Board of Directors and separately by the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined under the 1940 Act) of any party to the Distribution Agreement.

The Distributor will not receive compensation for distribution of Class S or I shares of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

Class S Shareholder Services Plan (the “Shareholder Services Plan”)

The Board of Directors of the Fund has adopted a Shareholder Services Plan with respect to Class S shares of the Series. The Shareholder Services Plan enables the Fund to directly or indirectly bear expenses relating to the provision by the Advisor and/or Service Organizations (as defined below) of certain service activities to the shareholders of Class S shares of the Series. Pursuant to the Shareholder Services Plan, Class S shares of the Series are subject to an annual shareholder services fee of up to 0.25% of the Class’s average daily net assets.

As contemplated by the Shareholder Services Plan, a portion of the Shareholder Services Fee received by the Advisor will be retained by the Advisor as compensation for its provision of service activities to the Class S shareholders of the Series while the remaining portion of the Shareholder Services Fee received by the Advisor will be paid by the Advisor to service organizations as compensation for the service activities they provide to Class S shareholders of the Series.

The Advisor may use payments under the Shareholder Services Plan to provide or enter into agreements with organizations, including affiliates of the Fund, (referred to as “Service Organizations”), who will provide certain service activities for shareholders of the class, including, but not limited to: (i) maintaining accounts relating to shareholders that invest in shares of the class; (ii) arranging for bank

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wires; (iii) responding to shareholder inquiries relating to the services performed by the Advisor and/or Service Organizations; (iv) responding to inquiries from shareholders concerning their investment in shares of the class; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares of the class; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; and (ix) processing dividend payments from the Fund on behalf of shareholders. The Advisor may also use this fee for payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Advisor and/or Service Organizations’ affiliates and subsidiaries as compensation for the services described above.

The Shareholder Services Plan shall continue in effect for so long as its continuance is specifically approved at least annually by votes of the majority of both (i) the Directors of the Fund and (ii) those Directors of the Fund who are not “interested persons” (as defined under the 1940 Act) of the Fund, and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or any agreements related to it (referred to as the “Qualified Directors”), at a Board of Directors meeting. The Shareholder Services Plan requires that quarterly written reports of amounts spent under the Shareholder Services Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. All material amendments to the Shareholder Services Plan must be approved by votes of the majority of both (i) the Directors of the Fund and (ii) the Qualified Directors.

The Series was not active as of the date of this SAI. Accordingly, no fees have been paid under the Shareholder Services Plan for the Series.

Payments by the Advisor and/or its Affiliates

The Advisor may use its own resources to engage in activities that may promote the sale of the Series’ shares, including payments, or other forms of incentives such as discounted fees for products or services of affiliates, to third parties who provide services such as shareholder servicing, marketing support, and distribution assistance to the Series. These fees or other incentives are in addition to any distribution or shareholder services fees payable under a Rule 12b-1 or shareholder service plan of the Fund. The level of payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Series attributable to the financial intermediary, the particular type of Series, or other measures as agreed to in writing by the Advisor, the Distributor and/or their affiliates and the financial intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time and may be different for different financial intermediaries based on, for example, the nature of the services provided by the financial intermediary.

The Distributor may from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to financial intermediaries and it is free to make additional payments out of its own assets to promote the sale of Fund shares. The Advisor may also, from its own resources, defray or absorb costs relating to distribution, including compensation of employees who are involved in distribution. These payments or discounts may be substantial but are paid or discounted by the Advisor or its affiliates, not by the Series or their shareholders. Such payments may provide an incentive for the financial intermediary to make shares of a Series available to its customers and may allow a Series greater access to the financial intermediary’s customers, and may create a conflict of interest by influencing the financial intermediary to recommend a Series over another investment.

Custodian, Independent Registered Public Accounting Firm, and Counsel

The custodian for the Fund is The Bank of New York Mellon (the “Custodian”), 135 Santilli Highway, Everett, MA 02149. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Custodian may, at its own expense, employ one or more sub-custodians on behalf of the Fund, provided that it shall remain liable for all its duties as custodian. The foreign sub-custodians will act as custodian for the foreign securities held by the Fund.

PricewaterhouseCoopers LLP (“PwC”), with offices at 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for all the Series. In addition to providing audit services, PwC reviews and signs as paid preparer the Series’ federal and New York State tax returns and provides assistance on certain non-audit matters.

The Fund’s counsel is Morgan, Lewis & Bockius LLP (“MLB” or “Counsel”), 1701 Market Street, Philadelphia, PA 19103.

Purchases and Redemptions

Check Acceptance Policy. The Fund reserves the right to reject certain forms of payment for share purchases. The Fund maintains a check acceptance policy for share purchases. Checks must be made payable to the Manning & Napier Fund, Inc. and must be in U.S. dollars. The Fund will not accept cash, third party checks, starter checks, travelers checks, credit card checks, or money orders. Investments that are received in an unacceptable form will be returned.

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Investors Outside the U.S. The Fund does not generally accept investments by non-U.S. persons or U.S. persons living outside the U.S. Investments from U.S. persons living outside the U.S. may be accepted if the U.S. person maintains a physical address within the U.S. or utilizes an APO or similar address. Non-U.S. persons may be permitted to invest under certain limited circumstances.

Payment for shares redeemed. Payment for shares presented for redemption may be delayed more than seven days only for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which the SEC determines that trading on the NYSE is restricted; (2) for any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit.

Other Information about Purchases and Redemptions. The Fund has authorized a number of brokers to accept purchase and redemption orders on its behalf, and these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Orders placed with an authorized financial intermediary will be processed at the share price of the appropriate Series next computed after they are received in good order by the financial intermediary or its designee. Accordingly, for you to receive the current business day’s share price, your order must be received by an authorized financial intermediary or its designee in good order before the close of regular trading on the NYSE. Your financial intermediary is responsible for transmitting requests and delivering funds to the Series on a timely basis.

Portfolio Managers

This section includes information about the investment professionals that serve on the Series’ Portfolio Management Teams, including information about the dollar range of Fund shares they own how they are compensated, and other accounts they manage. This information is current as of October 31, 2016.

Name and Title	Fund Management Role	Dollar Range of Equity Securities Beneficially Owned by the Portfolio Manager in the Series covered by this SAI*	Aggregate Dollar Range of Equity Securities Beneficially Owned By the Portfolio Manager in All Manning & Napier Fund Series*
Christopher F. Petrosino, CFA, Senior Analyst/Managing Director of Quantitative Strategies Group	Member of Series’ Portfolio Management Team	None	Between $100,001 and $500,000

Richard J. Schermeyer, III, CFA, Analyst	Member of Series’ Portfolio Management Team	None	Between $100,001 and $500,000

Jeffrey M. Tyburski, CFA, Senior Analyst	Member of Series’ Portfolio Management Team	None	None

*	Dollar ranges do not reflect interests owned by a Portfolio Manager in collective investment trust funds managed by the Advisor, which may have investment objectives, policies and strategies substantially similar to those of a series of the Fund.

Compensation. The members of the Series’ Portfolio Management Teams are compensated by the Advisor. Compensation is provided in two basic forms: a fixed base salary and bonuses. Bonuses may be several times the level of base salary for successful employees. The bonus system has been established to provide a strong incentive for employees to make investment decisions in the best interest of MNA’s clients, including Series shareholders.

The Advisor has a bonus system based on the performance of individual investments and/or the overall performance of the portfolio. In the analyst bonus system, the gains/losses of investments recommended and reviewed by an analyst are measured over various time periods and compared to one or more hurdles, including both absolute return hurdles (e.g., 0% or positive returns) and benchmark-relative return hurdles (e.g., S&P 500 Index for US equities, Bloomberg Barclays Aggregate Index for fixed income, etc.). A bonus rate is established for each time period based upon the number of hurdles surpassed by the analyst. The bonus rate could result in a negative, zero, or positive bonus for the period, generally depending upon whether no hurdles, one hurdle, or multiple hurdles are surpassed by an analyst. Bonuses are calculated by multiplying the analyst’s total gain/loss and the bonus rate for each time period and summed over the time periods. If this calculation results in a negative bonus (e.g., returns below 0% and the benchmark index), then the negative is carried forward until the analyst achieves a positive bonus to offset the negative balance. In total, the bonus system provides incentives to pursue both downside protection and competitive returns versus benchmarks. In addition, all members of the Portfolio Management Teams may receive bonuses based on the performance of the portfolio as a whole relative to the hurdles described above.

Additional compensation may be provided to certain employees at the discretion of the Director of Investments. Also, certain employees may be selected to purchase equity in the Advisor based upon a combination of performance and tenure. Equity ownership in the Advisor represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of employees with the best interest of clients. The Advisor may utilize a bonus when recruiting new employees to help defray relocation costs, if applicable.

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Management of Other Portfolios. The following table provides information about other portfolios managed by members of the Series’ Portfolio Management Teams. The information provided is current as of October 31, 2016. The information below excludes the Series in this SAI. None of these accounts are subject to a performance-based fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Christopher F. Petrosino	5	$207,662,675	11	$16,833,267	221	$786,369,343
Richard J. Schermeyer, III	2	$162,102,364	11	$16,833,267	106	$577,262,509
Jeffrey M. Tyburski	2	$162,102,364	0	$0	80	$552,055,995

*	At times assets of the Other Accounts in column 3 may be invested in series of the Fund.

Management of Conflicts of Interest. The Advisor’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Series’ investments, on the one hand, and the investments of the other accounts, on the other. The Advisor may, for example, have an incentive to favor accounts with higher fees or performance-based fees in the allocation of investment opportunities. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

For the Fund, other pooled investment vehicles, and Other Accounts that have authorized it to do so, the Advisor trades equities, futures and most fixed income investments on an aggregate basis to increase efficiency of execution. For equities, the Advisor uses a computer-generated allocation methodology utilizing either a random or pro rata based methodology to objectively assign the order of execution among accounts. Futures contracts are allocated using a high/low methodology, in which the highest fill prices are allocated to the accounts with the highest account numbers. In the event of a partially filled fixed income order, the Advisor frequently allocates securities first to the Series of the Fund and the Manning & Napier Collective Investment Trust Funds and then assigns the balance of the order among other accounts. Each account that participates in an aggregated order on a particular execution will participate at the average security price with all transaction costs shared on a pro-rata basis.

The Advisor’s trading function for equities and most fixed income investments (other than certain fixed income investments, as discussed below) is separate from its research function; that is, the individuals recommending and approving security purchases are not the same individuals responsible for executing the trades. For equities and most fixed income securities trades, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but guidelines as to security, position size, and price are set by the analysts recommending the security. Proprietary and third-party reporting systems monitor implementation of trading programs across the account base.

To remove the incentive for unauthorized trading and speculation in client accounts, traders are not compensated for profits generated, since investment directives are issued from outside the trading area and then merely implemented by the traders. In addition, the compensation program for individuals recommending securities purchases are based on the returns of the particular security recommended, rather than on the performance of any individual account.

For certain fixed income investments, the Series’ Portfolio Management Team identifies the securities to be purchased and a member of the team executes the trades. The team members do not execute trades in the types of securities held in the Series’ portfolio for other accounts managed by the Advisor. Rather, when similar fixed income securities are to be purchased for such other accounts, traders exercise individual discretion in order to get the Advisor’s clients the best possible execution on trades, but strict guidelines as to security, position size, and price are set by the analysts recommending the security. With respect to any account of the Advisor not receiving a full allocation of a primary market issuance, the Advisor may purchase more bonds on behalf of such account in the secondary market. In such case, the purchase price of such bonds will likely be different than that of the initial issue.

Portfolio Transactions and Brokerage

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers (“brokers”) as shall, in the Advisor’s judgment, implement the policy of the Fund to achieve “best execution”, i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either

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that particular transaction or the Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either to the extent permitted by law. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The research which the Advisor receives for the Fund’s brokerage commissions, whether or not useful to the Fund, may be useful to the Advisor in managing the accounts of the Advisor’s other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

The Advisor primarily directs the execution of futures contracts through an electronic trading platform. The Advisor believes that this platform promotes best execution because it enables the Advisor to easily compare execution costs and services among various brokers who offer execution services on the platform and grants the flexibility to route executions based on the Advisor’s analysis of these factors. The Advisor believes that commission costs generally are less than those applied to executions outside of the platform. The Advisor does not pay the platform sponsor for use of this service. Broker-dealers incur the costs of the platform usage, and therefore, may discontinue providing services through the platform if they deem the directed executions insufficient.

Brokerage Commissions Paid in Last Three Fiscal Years. The Series was not active as of the date of this SAI. Accordingly, the Series has not paid any brokerage commissions.

Directed Brokerage. The Series was not active as of the date of this SAI. Accordingly, the Series has not paid any brokerage commissions to brokers because of research services provided.

Regular Broker-Dealers. The Series’ regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Series; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series; and (iii) the ten broker-dealers that sold the largest dollar amount of Series shares. The Series was not active as of the date of this SAI. Accordingly, the Series has not purchased securities issued by its regular broker-dealers.

Net Asset Value

The NAV is determined on each day that the NYSE is open for trading. In determining the NAV of the Series’ shares, common stocks that are traded over-the-counter or listed on national securities exchanges other than the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the NYSE (generally 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. Unlisted securities that are not included in such NASDAQ National Market System are valued at the quoted bid prices in the over-the-counter market. Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Futures, and related options on futures, traded on U.S. and foreign exchanges are valued at the exchange settlement price, or if no settlement price is available, at the last sale price as of the close of the exchange on the valuation date. Investments in registered investment companies are valued at their NAV per share on valuation date. All securities initially expressed in foreign currencies will be converted to U.S. dollars using current exchange rates. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available or for which the Advisor deems the market quotations to be unreliable are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. A Series’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Series assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used as approved by the Fund’s Board of Directors.

The foreign securities held by a Series may be listed on foreign exchanges that trade on days when the NYSE is not open and the Series does not price its shares. As a result, the NAV of a Series may change at a time when shareholders are not able to purchase or redeem shares.

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If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value taking this trading or these events into account.

Federal Tax Treatment of Dividends and Distributions

The following is only a summary of certain tax considerations generally affecting the Series and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state local and foreign tax liabilities.

The following discussion of certain U.S. federal income tax consequences is based on the Code, and the regulations issued thereunder as in effect on the date of this SAI. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”). The Series is treated as a separate entity for federal income tax purposes and is not combined with the Fund’s other series. It is the policy of the Series to qualify for the favorable tax treatment accorded under Subchapter M of the Code. By following such policy, the Series expects to be relieved of federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is timely distributed to shareholders.

In order to qualify as a RIC the Series must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (2) diversify its holdings so that at the close of each quarter of each taxable year (i) at least 50% of the value of the Series’ total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Series’ total assets and 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other RIC) or the securities (other than the securities of other RICs) of two or more issuers that are engaged in the same or similar trades or businesses or related trades or businesses if the Series owns at least 20% of the voting power of each such issuer, or the securities of one or more qualified publicly traded partnerships. These requirements may restrict the degree to which the Series may engage in certain hedging transactions and may limit the range of the Series’ investments. If a Series qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it timely distributes each year to the shareholders, provided the Series distributes at least (a) 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

If a Series fails to satisfy the qualifying income or diversification requirements in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Series for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income for individual shareholders. In addition, the Series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC under Subchapter M of the Code.

For taxable years beginning after December 22, 2010, the Series may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Series’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing the Series’ distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for RICs is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over by a Series indefinitely. Thus, if a Series has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Series’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Series’ next taxable year, and the excess (if any) of the Series’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Series’ next taxable year. Certain rules require capital losses incurred after December 22, 2010, to be utilized before losses incurred prior to December 22, 2010, which, depending on the circumstances for the Series, may result in the expiration of losses incurred prior to December 22, 2010. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Series experiences an ownership change as defined in the Code.

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The Series is treated as a separate corporation for federal income tax purposes. The Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Series do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Series level rather than at the Fund level.

Excise Tax. If a Series fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98.2% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior year), the Series will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Series generally intend to make sufficient distributions to avoid imposition of this tax, but can make no assurances that such tax will be completely eliminated. A Series may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Series to satisfy the requirements for qualification as a RIC.

Distributions and Dividends. The Series receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Series, constitutes their net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as “Qualified Dividend Income” (currently eligible for the reduced maximum capital gains rate to individuals of up to 20% (lower rates apply to individuals in lower tax brackets)) to the extent that a Series receives, and reports its dividends as Qualified Dividend Income. Qualified Dividend Income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the United States). In order for some portion of the dividends received by a Series’ shareholder to be Qualified Dividend Income, the Series must meet the holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Series’ shares. Distributions that the Series receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as Qualified Dividend Income only to the extent so reported by such ETF, underlying fund or REIT.

Any distribution by a Series may be taxable to shareholders regardless of whether it is received in cash or in additional shares. The Series may derive capital gains and losses in connection with sales or other dispositions of the portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gains regardless of how long the shares have been held. The current maximum tax rate on long-term capital gains is 20% (lower rates apply to individuals in lower tax brackets). Certain distributions may qualify for a dividends-received deduction for corporate shareholders, subject to holding period requirements and other limitations under the Code, if they are attributable to the qualifying dividend income a Series receives from a domestic corporation and are properly reported by that Series.

The Series will inform you of the amount of your ordinary income dividends, Qualified Dividend Income, and capital gain distributions shortly after the close of each calendar year. Shareholders who have not held the Series’ shares for a full year should be aware that the Series may report and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Series. A distribution will reduce a Series’ NAV per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Therefore, an investor should consider the tax consequences of purchasing shares immediately before a distribution record date.

REITs in which a Series invests often do not provide complete and final tax information to the Series until after the time that the Series issues the tax reporting statement. As a result, the Series may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Series will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement in completing your tax returns.

If a Series’ distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Series’ shares and result in higher reported capital gain or lower reported capital loss when those shares on which a distribution was received are sold.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale, exchange, or redemption of shares of the Series).

Sale, Exchange, or Redemption of Shares. Any gain or loss recognized on a sale, exchange or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if

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shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of shares of a Series for shares of a different Series is the same as a sale.

The Series (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for shares of the Series purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of shares, the Series is also required to report the cost basis information for such shares and indicate whether the shares had a short-term or long-term holding period. Each time a shareholder sells shares, the Series will permit the shareholder to elect from among several IRS accepted cost basis methods, including average cost. In the absence of an election, the Series will use average cost. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting law applies to them. The requirement to report gross proceeds from the sale of shares of the Series continues to apply to all shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Federal Income Tax Treatment of Certain Series’ Investments. A Series’ transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, foreign entities treated as investment companies, derivative securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Series, defer losses to the Series, require adjustments in the holding periods of the Series’ assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Series’ income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Series will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Series.

Taxation of Series Investments. With respect to investments in zero coupon securities which are sold at original issue discount (“OID”) and thus do not make periodic cash interest payments, a Series will be required to include as part of its current income the imputed interest on such obligations even though the Series has not received any interest payments on such obligations during that period. Because the Series intends to distribute all of its net investment income to its shareholders, a Series may have to sell securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. Special rules apply if a Series holds inflation-indexed bonds. Generally, all stated interest on such bonds is recorded as income by the Series under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Series’ gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Series’ OID in a taxable year with respect to a bond will increase the Series’ taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Series may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includible in the Series’ income with respect to the bond for the taxable year.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Series to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

The Series is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Series may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Series. It is anticipated that any net gain realized from the closing out of futures or options contracts with respect to securities may be considered gain from the sale of securities and therefore may be qualifying income for purposes of the Qualifying Income Test (as described above). The Series intends to distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Series’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Series’ other investments, and shareholders are advised on the nature of the distributions.

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Foreign Investments. Transactions by a Series in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Series to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Series intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Series as a RIC and minimize the imposition of income and excise taxes.

Dividends and interest received by a Series may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Series’ total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible to, and may, file an election with the IRS that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions’ income taxes paid by the Series. If the Series were to make such an election, the Series would treat those taxes as dividends paid to its shareholders. Each shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and to treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Series makes the election, it will report annually to its shareholders the respective amounts per share of the Series’ income from sources within, and taxes paid to, foreign countries and United States possessions.

Foreign tax credits, if any, received by a Series as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Series qualifies as a “qualified fund-of-funds” under the Code. If a Series is a “qualified-fund-of-funds” it will be eligible to file an election with the IRS that will enable it to pass along these foreign tax credits to its shareholders. A Series will be treated as a “qualified fund-of-funds” if at least 50% of the value of the Series’ total assets (at the close of each quarter of the Series’ taxable year) is represented by interests in other RICs.

If a Series owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC,” the Series will be subject to one of the following special tax regimes: (i) the Series is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Series as a dividend to its shareholders; (ii) if the Series were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Series’ pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Series; or (iii) the Series may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to- market gains in accordance with the distribution requirements set forth above. A Series may have to distribute to its shareholders certain “phantom” income and gain the Series accrues with respect to its investment in a PFIC in order to satisfy its distribution requirement and to avoid imposition of the 4% excise tax described above. A Series intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Backup Withholding. In certain cases, a Series will be required to withhold and remit to the U.S. Treasury 28% of any taxable dividends, capital gain distributions and redemption proceeds paid to a shareholder (1) who has failed to provide a correct and properly certified taxpayer identification number, (2) who is subject to backup withholding by the IRS, (3) who has not certified to the Series that such shareholder is not subject to backup withholding, or (4) who has failed to certify that he or she is a U.S. person (including a U.S. resident alien). This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income. A Series may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Series generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Series. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Series is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Series or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Series or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Series will need to provide the Series with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and the proper withholding form(s) to be submitted to the Series.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Series generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Series where, for example: (i) the Series invests in residual interests of REMICs; (ii) the Series invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Series constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are encouraged to consult with their tax advisors regarding these issues.

Potential Reporting Requirements. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Series are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes. Distributions by a Series to shareholders and the ownership of shares may be subject to state and local taxes. Therefore, shareholders are urged to consult with their tax advisors concerning the application of state and local taxes to investments in the Series, which may differ from the federal income tax consequences.

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Series. Investments in Ginnie Mae or Fannie Mae securities, bankers acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-fee treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding whether, and under what conditions, such exemption is available.

Shareholders should consult their own tax advisors regarding the effect of federal, state, local, and foreign taxes affecting an investment in shares of the Series.

A Series’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from a Series until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the shares of a Series.

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Performance Reporting

The performance of the Series of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. It may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Series’ annual reports will contain additional performance information. These reports will be available without charge at the Fund’s website, www.manning-napier.com, or by calling 1-800-466-3863.

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Appendix A - Description of Bond Ratings1

Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Prime Rating System—Taxable Debt and Deposits Globally

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for Bank Deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer’s branch is located are not incorporated into Moody’s short-term debt ratings.

If an issuer represents to Moody’s that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

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Moody’s Municipal and Corporate Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicated that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s may also assign conditional ratings to municipal bonds. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under constructions, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Standard & Poor’s Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Standard & Poor’s Municipal and Corporate Bond Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

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Appendix B - Procedures for the Nominating Committee’s Consideration of

Potential Nominees Submitted by Stockholders

A nominee for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than the date specified in a public notice by the Fund. Such public notice shall be made at least 30 calendar days prior to the deadline for submission of Stockholder Recommendations. Such public notice may be given in a stockholder report or other mailing to stockholders or by any other means deemed by the Committee or the Board of Directors to be reasonably calculated to inform stockholders.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or Series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or Series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

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Appendix C – Manning & Napier Advisors, LLC Proxy Policy

Manning & Napier Group of Companies

PROXY POLICY

Updated 2.8.16

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I. Policy

BACKGROUND

Proxy policy has had a lengthy history in the investment world. The Department of Labor’s (“DOL”) active voice in proxy policy began in 1998 with the Avon letter followed by the Proxy Project Report in 1989. Each notice by the DOL further defined and clarified the importance of exercising proxy votes in an active and diligent manner. Unless the plan documents explicitly reserve voting authority to the trustee, the investment manager has the authority – and the obligation – to vote as a fiduciary.

The Monks letter, issued by the DOL in January 1990, stated that the investment manager has a fiduciary obligation to match proxies received with holdings on a record date and to take reasonable steps to ensure that the proxies for which it is responsible are received. It further states that the named fiduciary who appointed the investment manager must periodically monitor the activities of the investment manager, which includes the monitoring of proxy procedures and proxy voting.

In 1994, the DOL issued Interpretive Bulletin #94-2, (the “Bulletin”), which summarizes the Department’s previous statements on the duties of ERISA fiduciaries to vote proxies relating to shares of corporate stock, and describes the Department’s view of the legal standards imposed by ERISA on the use of written statements of investment policy, including proxy voting. The Bulletin “reaffirms its longstanding position that plan officials are responsible for voting proxies, unless that responsibility has been delegated to an investment manager. In that case, plan officials should monitor the manager’s activities.”

The Bulletin concludes, “where the authority to manage plan assets has been delegated to an investment manager, the general rule is that the investment manager has the sole authority to vote proxies relating to such plan assets. If the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility would lie with the trustee or with the named fiduciary who has reserved to itself (or another authorized fiduciary) the right to direct the plan trustee regarding the voting of proxies.” The Bulletin notes that a reservation could be limited to the voting of only those proxies relating to specified assets or issues.

In 2003, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Investment Advisers Act of 1940 to require registered investment advisors and registered mutual fund companies to provide disclosure on voting proxies. The amendments require notification to clients of the method to obtain proxy records and policy. The advisor is required to disclose voting records and make available policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of their clients.

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PROXY POLICY

In accordance with the guidelines of the DOL and the SEC, it is Manning & Napier’s policy regarding proxies to:

1.	Discharge our duties prudently, in the interest of plans, plan fiduciaries, plan participants, beneficiaries, clients and shareholders (together “clients”).

2.	Act prudently in voting of proxies by considering those factors, which would affect the value of client assets.

3.	Maintain accurate records as to voting of such proxies that will enable clients to periodically review voting procedures employed and actions taken in individual situations.

4.	Provide, upon request, a report of proxy activity for clients reflecting the activity of the portfolio requested.

5.	By following our procedures for reconciling proxies, take reasonable steps under the particular circumstances to ensure that proxies for which we are responsible are received by us.

6.	Make available, upon request, this policy to all plan fiduciaries, client, and shareholders.

7.	Comply with all current and future applicable laws, rules, and regulation governing proxy voting.

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II. Procedures

INTRODUCTION

“Proxy Season” is generally defined as February to June (although there are meetings held throughout the year, this is the peak period). During this time, Manning & Napier receives thousands of proxies and annual statements for processing. The purpose of this section of the booklet is to explain our process in accordance with SEC and DOL requirements. This booklet can be retained to satisfy the DOL requirement that fiduciaries monitor the voting procedures of the investment manager.

ARRIVAL OF THE PROXIES

The majority of proxy ballots are received electronically through a centralized system used by many custodians. This electronic link allows for daily notification, monitoring, efficient voting and record keeping of the Firm’s proxy voting activity.

However, some proxies are still received in paper form and are mailed to the Firm. When proxies are received from the Post Office, they are delivered to the Firm and provided to our Proxy Department.

FILE ORGANIZATION AND VOTING DIRECTION

A. Procedures for the Disciplined Value Portfolio, securities selected utilizing the Disciplined Valued screens, and Manning & Napier Fund, Inc. Disciplined Value Series.

When the proxies arrive, the Corporate Actions & Proxy Processor logs the proxy into our centralized proxy management software, creates a file containing proxy materials, inserts an analyst checklist, and adds any proxy materials received. For each proxy, the Corporate Actions & Proxy Processor will then determine whether the security that is the subject of the proxy is held by the Disciplined Value Series and one or more other series with the Manning & Napier Fund, Inc. (the “Fund”).

With respect to a security held by the Disciplined Value Series and one or more other series of the Fund, or a proxy solicited by the Disciplined Value Series, such proxies will be voted in accordance with Manning & Napier’s Proxy Guidelines and the procedures described under sub- section B below. All other proxies for the Disciplined Value Series and all proxies for the Disciplined Value Portfolio, and securities selected utilizing the Manning Disciplined Value screens, will be voted under Glass Lewis & Co.’s standard proxy voting guidelines, an independent company that specializes in providing a variety of proxy-related services.

In light of the foregoing, Manning & Napier has reviewed and determined that Glass Lewis & Co.’s proxy policy guidelines are consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to its clients. Manning & Napier will review any material amendments to Glass Lewis & Co.’s Proxy Procedures to determine whether such procedures continue to be consistent with Manning & Napier’s Proxy Policy and its fiduciary duty with respect to it clients. A summary of Glass Lewis & Co.’s Proxy Procedures is attached as an addendum to this policy.

B. Procedures for All Other Investment Companies and Clients

When the proxy arrives, the Proxy Administrator sends an electronic file to the Research Administrative Assistant, who sets up a file with the Glass Lewis Report, Proxy Edge voting form, and the proxy voting information sheet which includes the analyst sign-off. Glass Lewis voting advice is strictly for informational purposes only. It is the ultimate responsibility of the investment analyst to decide how each issue is voted. The vote is then entered on Proxy Edge, and the Research Administrative Assistant puts in the votes, based on M&N’s internal guidelines, as well as taking into consideration Glass Lewis voting advice. They then generate a report which shows

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how we recommend voting on each issue. They then forward the entire folder to the analyst to get approval on how the issues are voted. The analyst reads Glass Lewis recommendations and explanations, as well as takes into account Manning & Napier’s general recommendations on how to vote the stocks. The analyst then signs the report if he/she agrees with everything, or makes changes, based on how he/she wishes the issues to be voted, along with an explanation. The analyst also must sign the attestation sheet in the folder, attesting that there are no conflicts of interest. The folder is then returned to the Research Administrative Assistant, who ensures everything has been handled correctly. The Research Administrative Assistant then scans the documentation from the folder and sends it electronically to the Corporate Actions e-mail address.

The Research Administrative Assistant will check to ensure both the proxy voting report and the conflict of interest sheet have been signed before returning the folder to the Proxy Administrator. If voting contrary to the general recommendations of Manning & Napier’s Proxy Guidelines on any issue, the analyst must document why this vote is in the economic best interests of shareholders. Also, the rationale for votes on issues for which these guidelines do not make general recommendations must be documented. If there is a conflict of interest indicated on the proxy information sheet, the Research Administrative Assistant will scan and e-mail to Compliance the proxy folder documentation and the Proxy Policy Committee will vote the proxy and then return the information to the Research Administrative Assistant who will send the electronic copy back to the Corporate Actions & Proxy Administrator.

These votes and rationales are later reported upon request to fiduciaries, clients and shareholders in the Proxy Voting Report. The Corporate Actions & Proxy Processor is responsible for maintaining the proxy files by security, by year and provides safekeeping of the documents. Vote decisions are kept in the folders as well as the proxy database. In the event of an error in voting, the Manager of Research Administration will complete the error write-up and notify the CCO.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by separate account clients of Manning & Napier that have delegated proxy voting responsibility to Manning & Napier pursuant to the terms of their investment advisory agreements with Manning & Napier, the Proxy Policy Committee will determine if any material conflicts of interest, as described in “Conflicts of Interest” below, arise with respect to Manning & Napier voting the proxy. If the Proxy Policy Committee determines that a material conflict of interest arises with respect to Manning & Napier voting the proxy, Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting the proxy in accordance with Glass Lewis & Co.’s proxy voting policies and procedures. If the Proxy Policy Committee determines that no material conflicts of interest arise with respect to Manning & Napier voting the proxy, the Proxy Policy Committee determines how to vote the proxy and documents its rationale for making the conflict of interest and voting determinations.

With respect to proxies solicited by a Series of the Manning & Napier Fund, Inc. held by another Series of the Manning & Napier Fund, Inc., Manning & Napier will vote such proxies in the same proportion as the vote of all other shareholders of the soliciting Series (i.e., “echo vote”), unless otherwise required by law.

When required by law or SEC exemptive order (if applicable), Manning & Napier will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). When not required to “echo vote,” Manning & Napier will delegate to Glass Lewis & Co. responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with Glass Lewis & Co.’s proxy voting policies and procedures, subject to any custom policies of Manning & Napier set forth herein. If the Firm and/or its affiliates own greater than a 25% position in an iShares Exchange Traded Fund, we will vote the shares in the same proportion as the vote of all other holders of shares of such iShares fund.

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CORPORATE ACTIONS

The monitoring of corporate actions is done by the Corporate Actions & Proxy Processor in the Operations Department.

The firm subscribes to CCH Incorporated (Capital Changes Incorporated), an online Corporate Actions monitoring company. With this subscription, the Firm is able to check daily corporate actions for clients’ holdings and retrieve historical data as well. The Corporate Actions Coordinator is also in contact with the Mutual fund Accounting Department and the sub-transfer agent for the Fund as they all share/verify information regarding corporate actions. Voluntary corporate actions are verified through Bloomberg and with the custodian. Verification of mandatory corporate actions is done monthly through our Reconciling Department.

CONFLICTS OF INTEREST

There are potential conflicts of interest that may arise in connection with the Firm or the Analyst responsible for voting a company’s proxy. Examples of potential conflicts may include the following: (1) the voting Analyst is aware that a client of the advisor or its affiliates is a public company whose shares are held in client portfolios; (2) the voting Analyst (or a member of their immediate family) of the advisor or its affiliates also has a personal interest in the outcome of a matter before shareholders of a particular security that they cover as an Analyst; (3) an employee (or a member of their immediate family) of the advisor or its affiliates is a Director or Officer of such security; (4) an employee (or a member of their immediate family) is a Director candidate on the proxy; or (5) the voting Analyst (or a member of their immediate family), the advisor or its affiliates have a business relationship with a participant in a proxy contest, corporate director or director candidates.

In recognizing the above potential conflicts, the following controls have been put in place: (1) a written confirmation provided in the proxy folder that no conflict of interest exists with respect to each proxy vote to be completed by the Analyst. If an Analyst indicates an affirmative response to any of the above conflicts identified such Analyst shall be immediately removed from the responsibility of voting such proxy; and (2) a Proxy Policy committee has been created to resolve any apparent or potential conflicts of interest. The Proxy Policy Committee may utilize the following to assist in seeking resolution (including, without limitation, those instances when the Advisor potentially has an institutional conflict): (1) voting in accordance with the guidance of an independent consultant or outside counsel; (2) designation of a senior employee or committee member to vote that has neither a relationship with the company nor knowledge of any relationship between the advisor or its affiliates with such company; (3) voting in proportion to other shareholders of the issuer; (4) voting in other ways that are consistent with the advisor’s and its affiliates’ obligation to vote in clients’ collective best interest.

The Proxy Policy Conflicts Committee is responsible for developing procedures to identify material conflicts of interest with respect to the activities of Manning & Napier and Glass Lewis & Co.

PROXY RECONCILIATION

Manning & Napier has a customized computer program designed to produce a proxy reconciliation report which prints in detail all of the information necessary to match the proxies of a ballot to the holdings on the record date. After both electronic and paper ballots have been matched to the holdings on the record date, voted pursuant to the procedures and returned to the company, a review of the proxy report will show any proxies not received. In the event a proxy is not received, an email is sent to the custodian requesting a control number so that the votes can be entered manually online.

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In the event a proxy ballot is received by Manning & Napier for a security which we do not have investment discretion or proxy authority, a best effort will be made to redirect the proxy to the record owner.

OUTSIDE VENDOR

Manning & Napier Advisors, LLC has an established proxy policy with detailed procedures and guidelines. Manning & Napier’s policy is to monitor and vote proxies in the best interest of our clients and in compliance with applicable laws, rules and regulations. The Firm may outsource its proxy voting, including when the Firm has identified a conflict of interest, for certain products.

INQUIRIES

If you have any questions regarding our proxy voting procedures or if you would like to obtain a copy of our voting record for your holdings, please direct your written request to your Account Representative.

III. Guidelines

ANALYSTS’ GUIDELINES

The analysis of individual stock proxy issues is a component of equity research, and thus Manning & Napier has a fiduciary responsibility to vote proxies according to the economic best interests of our clients. The research analyst who recommended the stock or who is responsible for following stocks in a particular industry reviews voting direction on an individual basis. The analyst considers the specific investment strategy used to buy the stock, in conjunction with the guidelines outlined below. It is expected that the analyst will discharge his/her proxy duties prudently, solely in the best interest of our clients, and for the exclusive purpose of providing benefits to those clients.

The following serves as a guide to aid the analysts in voting proxies. This list is not exhaustive, and is subject to revision as new issues arise. Ultimately, it is up to the analyst to decide what is best in each individual situation, considering what best serves shareholders’ interests. The underlying principle is to protect the value of the security. Value is affected by proxy issues such as voting rights, limits on ownership, accountability of management and directors, etc. A secondary principle is that it is not up to us as fiduciaries to make a social stand on issues, unless they clearly affect the rights of shareholders and the value of the security.

CORPORATE GOVERNANCE/OTHER LOBBYIST COMMUNICATIONS

Periodically, the analysts may receive calls from lobbyists or solicitors trying to persuade us to vote a certain way on a proxy issue, or from other large stockholders trying to persuade us to join our vote with theirs to exercise control of the company. We will take their opinions into consideration, but our policy is simply to vote in accordance with what we feel is in the best interest of our clients and shareholders and which maximizes the value of their investment.

STANDARD DOMESTIC ISSUES

Election of Directors: Generally, if not contested, we will vote FOR the nominated directors. For each director, care must be taken to determine from the proxy statement each director’s: attendance at meetings, investment in the company, status inside and outside company, governance profile, compensation, independence from management, and related/relevant parameters. If the director’s actions are questionable on any of these items, the analyst may WITHHOLD election for the director.

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In a contested race, voting decisions should be based on the track record of both slates of candidates, an analysis of what each side is offering to shareholders, and a determination of the likelihood of each slate to fulfill promises. Candidate backgrounds and qualifications should be considered, along with benefit to shareholders of diversity on the board. If the proposed election of directors would change the number of directors, the change should not diminish the overall quality and independence of the board.

Because of the complexity and specific circumstances of issues concerning a contested race, these issues should be decided on a case-by-case basis.

Appointment of Auditors: A change of auditors that compromises the integrity of the independent audit process or a change of auditors due to the auditors’ refusal to approve a company’s financial statement should be voted AGAINST.

NON-STANDARD DOMESTIC ISSUES

Director/Management Accountability: As overseers of management for the shareholders, directors should be held accountable to shareholders. We therefore recommend a vote AGAINST any proposal which would limit director liability. Examples would include proposals to limit director liability or independence, or to unreasonably indemnify directors.

While it may be inevitable, especially in smaller companies, that the positions of Chairperson and Chief Executive Officer be combined in some cases, it generally increases management accountability to shareholders if the CEO is accountable to an independent Chairman. Therefore, we recommend a vote FOR proposals requiring that different persons serve as the Chairperson and Chief Executive Officer.

Similarly, where practical, any nominating, compensation, or audit committees should be independent of management. The purpose of these Committees is the implementation of Board oversight of management, and this purpose is best served if the majority of directors on such committees are independent directors. Therefore, we recommend a vote FOR requirements that these committees have a majority of independent directors.

Compensation Issues: Stock Incentive Plans usually permit a compensation committee to issue stock options to “key” personnel. These plans usually specify the maximum number of shares to be issued but do not specify under what conditions they would be issued. This is not necessarily a problem, as we wish to leave most compensation issues to management (unless someone is grossly overpaid), and we want management and employees in general to own stock so that their interests will be more in line with shareholders. Consequently, we have to examine the incentive plan carefully to see if it is overly generous. If the shares proposed to be issued to management total 50% of the outstanding shares, then the value of our clients’ holdings have probably fallen 50%.

When deciding whether or not to vote for these plans, we consider whether there will be too much dilution. Increasing the number of shares outstanding by 5% each year for 10 years is clearly too much dilution. Second, we consider the market value at current prices and with a slight change in market value. If management has been doing a poor job, should an additional $100 million in compensation be paid if the stock goes up by 10%? Not likely. Finally, we are suspicious of any plan that entitles management to buy stock below market value. They will be compensated for doing nothing at all for shareholders. Any vote cast regarding Stock Incentive Plans should be determined on a case-by-case basis and must be justifiable by the analyst casting the vote.

This analysis should also apply to other forms of Executive Compensation plans. Any such programs should provide challenging performance objectives and serve to motivate executives, and should not be excessively generous or provide incentives without clear goals. With these considerations in mind, any vote on Executive Compensation should be determined on a case-by-case

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basis. As a general rule, we recommend votes FOR proposals to link compensation to specific performance criteria and FOR proposals that increase the disclosure of management compensation, while we recommend votes AGAINST “golden parachutes”, and similar proposals, unless the award protects the shareholders by only being granted when the shareholders have benefited along with the executives receiving the award. With regards to SERP’s, or Supplemental Executive Retirement Plans, we would generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plan’s agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plan. SERPs may be viewed as discriminatory. Participating executives, who are selected by the company, may get better benefit formulas that provided under the employee-wide plan. Therefore, all other issues in relation to SERPs should be voted on a case-by-case basis.

In general, we would vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. We would vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. We would also vote AGAINST shareholder proposals requiring director fees be paid in stock only.

We would vote FOR shareholder proposals to put option re-pricings to a shareholder vote. In addition, we would vote FOR shareholders proposals seeking disclosure of the board’s or compensation committee’s use of compensation consultants, such as the company name, business relationships and fees paid.

We would vote on a case-by-case basis on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The vote for such issues would be based on what aspects of the company’s current annual and long-term equity incentive programs are performance driven. Finally, we would vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account the company’s performance, pay levels versus peers’ compensation, pay level versus industry-typical compensation, and long-term corporate outlook.

Outside director incentives work best when they are closely aligned with the interest of the shareholders (e.g., compensation in the form of reasonable stock grants) and are not at the discretion of management (e.g., revocable benefits). Based on these principles, votes on most outside director compensation issues should be made on a case-by case basis.

Terms of Directors: In order to hold directors accountable, they should be subject to frequent reelection – ideally, on an annual basis. Therefore, we recommend a vote AGAINST any proposal to extend the terms of directors and a vote FOR any proposal to shorten the term of directors in office. This is not to be construed as a limit on terms that can be served, but merely a preference to make directors stand for election regularly.

Staggered Boards: A staggered board is one in which directors are divided into three (sometimes more) classes, with each serving three-year (sometimes more) terms, with each class re-election occurring in a different year. A non-staggered Board serves a one-year term and Directors stand for re-election each year.

Proposals to adopt a staggered board amendment to the charter or bylaws usually are accompanied by provisions designed to protect the staggered board. Such provisions may include: supermajority voting requirements if shareholders wish to increase the number of directors; provisions allowing shareholders to remove directors only for cause; provisions stipulating that any board vacancies occurring between elections be filler only by a vote of the

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remaining board members, not the shareholders; and lock-in provisions requiring a supermajority shareholder vote to alter the amendment itself. All of these provisions reduce director accountability and undermine the principle that directors should be up for re-election on a frequent basis. We, therefore, recommend a vote AGAINST such proposals.

Majority Vote in Director Elections: We would generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies should also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Cumulative Voting: Cumulative voting permits proportional representation on the board of directors. Without it, a group with a simple majority could elect all directors. However, there are issues that arise depending on whether the board is staggered or non-staggered.

On a non-staggered board, cumulative voting exposes management to the disciplinary effects of the market for corporate control, which, in turn, encourages management to maximize share value. On a staggered board, cumulative voting can act as an anti-takeover defense and, and as a result, could diminish the positive impact on management efficiency of the market for corporate control.

Due to the complexity of this issue, any vote cast regarding cumulative voting should be determined on a case-by-case basis after careful consideration by the analyst responsible for that security. The basic principle of protecting property value of the security should be the determining criteria.

Supermajority Voting Provisions: Many proxy proposals require only a majority vote from shareholders in order to be ratified. Supermajority provisions are those that require more than a majority, usually 67% to 80% of the outstanding shares. These proposals generally provide that such a supermajority provision cannot be changed without the vote of the same percentage of shares outstanding. These provisions are usually intended to prevent any takeover of the company and to insulate insiders from shareholder pressure. We recommend a vote AGAINST such a proposal. Exceptions would be in cases where there is an economic benefit to protecting the interests of minority shareholders.

Multiple Classes of Stocks: Multiple classes of stock, which would give more voting rights to one class of shareholders at the expense of another, would clearly affect the rights of all shareholders. We recommend a vote AGAINST any proposal which divides common equity into more than one class of stock or which limits the voting rights of certain shareholders of a single class of stock. The exception would only occur if a subsidiary of a company issued its own class of common stock, such as General Motor’s class E (for EDS) and H (for Hughes) stock.

Similarly, we recommend a vote AGAINST any proposal to give the board of director’s broad powers with respect to establishing new classes of stock and determining voting, dividend, and other rights without shareholder review. An example would be requests to authorize “blank check” preferred stock.

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Poison Pills: Stock Purchase Rights Plans (“Poison Pills”) generally take the form of rights or warrants issued to shareholders that are triggered by an outside acquiring a predetermined quantity of stock in the corporation. When triggered, Poison Pills give shareholders the ability to purchase shares from or sell shares back to the company or, in the case of a hostile acquisition, to the potential acquirer at a price far out of line with their fair market value. The triggering event can either transfer a huge amount of wealth out of the Target Company or dilute the equity holdings of the potential acquirer’s pre-existing shareholders. In both cases, the Poison Pill has the potential to act as a doomsday machine in the event of an unwanted control contest, providing a target’s board with veto power (all it has to go is refuse to redeem the pill) over takeover bids, even if they are in the best interest of target shareholders.

Rights plans are promoted by management as a method of ensuring that a firm’s potential acquirers do not give a two-tiered offer for a firm. This would have the effect of forcing a shareholder to tender his shares against his will. Although there may be some truth to this argument, the bottom line is that they permit some shareholders to obtain stock at a discount while preventing others from doing so. They can discourage outsiders from taking a position in the firm, because a certain level of ownership would result in lost property rights. Insiders want to protect their position and reduce the influence of outsiders. This type of proposal reduces director and management accountability to shareholders, and consequently we recommend a vote AGAINST such proposals. Exceptions can be made in cases where takeover attempts are detrimental to the long-term economic best interests of the shareholders and/or if the poison pill may raise the takeover premium received by existing shareholders.

Special Meetings of Shareholders: Any proposal which would limit or restrict the ability of shareholders to call a special meeting would limit their ability to exercise their rights as a shareholder. Since these proposals are contrary to shareholder interests, we recommend a vote AGAINST any proposal that would place such limits.

Shareholder recovery of proxy contest costs: Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. Shareholders who initiate proxy contests against fund boards sometimes seek to have their expenses from the solicitation reimbursed by the fund. Generally, while the dissident in this situation has initiated certain proposals for the benefit of fund shareholders, they have done so at their own risk.

Confidential Voting: Confidential voting is the best way to guarantee an independent vote. Shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposal by providing management the opportunity to influence the vote outcome – they can see who has voted for or against proposals before the final vote is taken and therefore management can pressure institutional shareholders, suppliers, customers, and other shareholders with which it maintains a business relationship. This process, which would give management the opportunity to coerce votes from its shareholders, destroys the concept of management accountability. Therefore, we recommend a vote FOR confidential voting.

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Greenmail: Targeted share repurchases by management (Greenmail) of company stock from an individual or select group seeking control of the company is overly abusive to shareholders’ interests and often disruptive to management. Since only the hostile party receives payment, the practice is discriminatory to all other shareholders of the company. With Greenmail, management transfers significant sums of corporate cash (not their own) to one entity for the sole purpose of saving their positions – cash that could be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase with shareholders participating on an equal basis.

By raising the specter of a change in control (whether he intended to follow through on it or not), the Greenmailer receives payment (usually at a substantial premium over the market value of his shares). Management is once again safe and sound (until the next Greenmailer appears), and the shareholders are left with an asset-depleted, often less competitive company. Unless there is a legitimate benefit to shareholders in general, or our clients in particular, such as staving off an economically harmful acquisition, we recommend a vote AGAINST Greenmail proposals.

Anti-Greenmail Proposals: Shareholder interests are best protected if they can vote on specific issues based on the individual merits of each, rather than make sweeping generalizations about certain types of proposals. Therefore, we recommend a vote AGAINST broad charters and bylaw amendments such as anti-greenmail proposals.

Increased Authorized Common Stock: Requests to authorize increases in common stock can be expected from time-to-time, and when handled in a disciplined manner such requests can be for beneficial purposes such as stock splits, cost-effective means of raising capital, or reasonable incentive programs. However, increases in common stock can easily become dilutive, so by no means are they always in the best interest of shareholders. Purpose and scale are the determining factors with respect to increases in common stock, and based on these factors proposals to increase authorized common stock should be decided on a case-by-case basis.

Reincorporation: Reincorporation may be supported where satisfactory business reasons are specified and there is no overall and significant detrimental impact. Because of the issues involved, such determinations should be made on a case-by-case basis.

Insider Trading: We encourage companies to establish strict zero tolerance policies with respect to illegal insider trading activity, and therefore would recommend a vote FOR proposals of such policies.

Approving Other Business: Management may, on occasion, seek broad authorization to approve business resolution without shareholder consent. Management typically already has the authority needed to make routine business decisions, so shareholders should avoid granting blanket authority to management, which may reduce management accountability and/or shareholders rights. These proposals should be made on a case-by-case basis.

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High-Performance Workplaces: Pursuant to a 1994 Department of Labor report entitled “Road to High-Performance Workplaces,” some corporations may propose policies with respect to aspects of high-performance workplaces, such as employee training, empowerment, or incentive programs. To the extent that such proposals can be seen to contribute to a company’s productivity and long- term financial performance we recommend a vote FOR high-performance workplace proposals.

Corporate Responsibility: Increasingly, issues of Corporate Responsibility are appearing on proxy ballots. Investors must recognize that such issues are often more than just social questions – the immediate cost of implementing a new program must be weighed against the longer-term costs of pursuing abusive or unsound policies. It must be remembered that the shareholder activism on the rise, companies that do not make an effort to be responsible corporate citizens may find their stocks out of favor. Also, there may be legal or regulatory costs to irresponsible practices, which represent undefined liabilities. Therefore, where the financial impact of the proposal is positive to neutral, we recommend a vote FOR proposals which lower the potential for boycotts, lawsuits, or regulatory penalties. Examples may include:

◾	Resolution to establish shareholder advisory committees
◾	Corporate conduct and human rights policies
◾	Adoption of the “MacBride Principles” of equal employment
◾	Adoption of “CERES Principles” of environmental responsibility
◾	Legal and regulatory compliance policies
◾	Supplier standards
◾	Fair lending

Each of the above will have a specific set of circumstances in which the financial impact of adoption the resolution must be evaluated, and the analyst should vote according to the long- terms economic interests of shareholders.

FOREIGN SECURITIES

The Advisor will make best efforts to obtain and vote foreign proxies, as long as the cost of doing so does not outweigh the benefit of voting. For example, the Advisor most likely will not travel to foreign countries to vote proxies. While the international proxies generally follow the same guidelines listed above, there are several issues which are not normally a part of the domestic proxies and as such are addressed separately below.

STANDARD INTERNATIONAL ISSUES

Receiving Financials: We recommend voting FOR such routine, non-controversial items. Most companies around the world submit their financials to shareholders for approval, and this is one of the first items on most agendas. When evaluating a company’s financial statements, unless there are major concerns about the accuracy of the financial statements, we would vote FOR this item.

Accepting the acts or performance of the managing board or supervisory board: We recommend voting FOR such items. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a vote of confidence in the company’s management and policies. It does not necessarily eliminate the possibility of future shareholder action, but it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders’ plans to take legal action.

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NON-STANDARD INTERNATIONAL ISSUES

Capital Increase per the following: 1. with rights, 2. without rights, 3. bonds with rights, or 4. bond without rights. In the majority of cases, we would vote FOR capital increases. There may be cases where the analyst deems the capital increase inappropriate and would then vote AGAINST such an item.

Companies can have one of two types of capital systems. The authorized capital system sets a limit in a company’s articles on the total number of shares that can be issued by the company’s board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. When looking at such issues, we need to review the following: the history of issuance requests; the size of the request; and the purpose of the issuance associated with the increase in authorization.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. If a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Unissued shares lapse after the fixed time period expires. This type of authority would be used to carry out general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, we need to look at the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the total potential dilution amount from all capital should be considered.

French Law requires that French companies ask for poison pills: As covered under the Domestic Non-Standard Poison Pill, we vote AGAINST poison pills. French anti-takeover mechanisms include staggered boards, super-voting shares, poison pills, and special shares. The most common anti-takeover maneuvers are voting rights restrictions and shares with double voting rights. In the case of recently privatized companies, the government may hold a golden share that entitles it to override certain key decisions.

Some companies propose to authorize the board to issue stock in the event of a takeover bid. Such an issuance is not designed to increase capital beyond the amount authorized by other resolutions, but is merely an alternative use for pools of capital already approved but unused. We oppose anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Some companies use restricted voting rights to protect themselves from takeovers. Companies can also implement time-phased double voting rights (usually granted after two to four years). This requires amending the articles and thus is subject to shareholder approval. Another popular defensive tool is a pact that gives a small group of shareholders preemptive rights over one another’s shares. The Advisor supports the harmonization of share classes and opposes mechanisms that skew voting rights.

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An anti-takeover device of concern to shareholders is the government’s ability to hold a golden share in newly privatized companies. Under the terms of most golden shares, the government reserves the right to appoint two non-voting representatives to the board and also has the right to oppose any sale of assets if it is determined to adversely affect national interest. This practice has become more controversial in the recent past since the European Commission determined that the use of golden shares may infringe on the free movement of capital and may only be used under certain circumstances.

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IV. Recommendations for ERISA Plans

ERISA states that the named fiduciary has a duty to periodically monitor the activities of the investment manager; this includes proxy voting. ERISA further requires proper documentation of the proxy voting activities of the investment manager and of investment manager monitoring by the named fiduciary. To aid trustees in fulfilling these duties, Manning & Napier recommends the following:

1.

A review of your plan documents should be conducted to determine if voting authority has been delegated to the investment manager or retained by the trustee. If the document does not delegate authority, it is the Department of Labor’s view that the investment manager has the responsibility with respect to the trustee (Pension and Welfare Benefits Administration, U.S. Department of Labor, Proxy Project Report, March 2, 1989).

2.

If voting authority is delegated to Manning & Napier, we recommend that the Board adopt the proxy policy* outlined below. If voting authority has been reserved to the Board, we recommend that the Board adopt its own proxy policy similar to that of Manning & Napier.

3.	We recommend that our Proxy Procedures be kept on file to document our compliance with the record keeping requirements.

In order to assist clients with the ERISA monitoring requirement, upon written request we will provide a Proxy Report which will outline the securities voted, what the issues were, what actions were taken and, in the case of a vote against the recommendation of management, we will provide the analyst’s reason for that vote.

*PROXY POLICY

In accordance with the guidelines of the U.S. Department of Labor it is our policy regarding proxies to:

1.

Delegate the voting authority to the investment manager who will discharge it duties prudently, solely in the interest of the plan participants and beneficiaries and for the exclusive purpose of providing benefits to plan participants and their beneficiaries.

2.

Require that the investment manager maintain accurate records as to the voting of such proxies that will enable us to review periodically the voting procedures employed and the actions taken in individual situations.

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I

II

III

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2017 UNITED STATES POLICY GUIDELINES

DIRECTOR OVERBOARDING POLICY

The 2017 guidelines codify the policies outlined in last year’s update. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public company boards and any other director who serves on a total of more than five public company boards.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board duties at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We clarified how we approach corporate governance at newly-public entities. While we generally believe that such companies should be allowed adequate time to fully comply with marketplace listing requirements and meet basic governance standards, Glass Lewis will also review the terms of the company’s governing documents in order to determine whether shareholder rights are being severely restricted from the outset.

In cases where we believe the board has approved governing documents that significantly restrict the ability of shareholders to effect change, we will consider recommending that shareholders vote against the members of the governance committee or the directors that served at the time of the governing documents’ adoption, depending on the severity of the concern.

The new guidelines outline which specific areas of governance we review. These areas include anti-takeover mechanisms, supermajority vote requirements, and general shareholder rights such as the ability of shareholders to remove directors and call special meetings.

BOARD EVALUATION AND REFRESHMENT

We have clarified our approach to board evaluation, succession planning and refreshment. Generally speaking, Glass Lewis believes a robust board evaluation process — one focused on the assessment and alignment of director skills with company strategy — is more effective than solely relying on age or tenure limits.

1

I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director – An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

2

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

●

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

●

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

●

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” – Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” – A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/ chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 48 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 29 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2015, p.20.

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shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

●

Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

●

If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

15 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.

The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

●	The restatement involves fraud or manipulation by insiders;

●	The restatement is accompanied by an SEC inquiry or investigation;

●	The restatement involves revenue recognition;

●	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

●	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

17 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.

All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee.

20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.

All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

21 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members.

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12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.

All members of the governance committee[25] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[26] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

24 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

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2.	The governance committee chair,[27] when the chair is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.

The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.

All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

27 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation

31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

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2.

A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.

All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the nominating committee chair (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

39 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

●

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

●

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chair or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

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However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the Company’s equity compensation arrangements

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

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The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors – The board should be made up of between five and twenty directors.

2.	The CFO on the board – Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee – The audit committee should consist solely of independent directors.

4.	Audit committee financial expert – At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board – We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification – We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chair – The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.

Multiple funds overseen by the same director – Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

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Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD EVALUATION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including its diversity of skill sets, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

43 Spencer Stuart Board Index, 2013, p. 4

44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2015, 86% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 71% in 2010.45

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they

45 Spencer Stuart Board Index, 2015, p. 12.

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believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

●	The nature of the underlying issue;

●	The benefit to shareholders from implementation of the proposal;

●	The materiality of the differences between the terms of the shareholder proposal and management proposal;

●	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and

●

A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

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II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[47]

46 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

47 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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III.	The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

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Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

●	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

●	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

●	The quality and content of the company’s disclosure;

●	The quantum paid to executives; and

●	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

●	Inappropriate peer group and/or benchmarking issues;

●	Inadequate or no rationale for changes to peer groups;

●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

●	Problematic contractual payments, such as guaranteed bonuses;

●	Targeting overall levels of compensation at higher than median without adequate justification;

●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

●	Performance targets lowered without justification;

●	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

●	Executive pay high relative to peers not justified by outstanding company performance; and

●	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 29).

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In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

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Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

●	No re-testing or lowering of performance conditions;

●	Performance metrics that cannot be easily manipulated by management;

●	Two or more performance metrics;

●	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

●	Performance periods of at least three years;

●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

●	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

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TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

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HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

●	The number of shares pledged;

●	The percentage executives’ pledged shares are of outstanding shares;

●	The percentage executives’ pledged shares are of each executive’s shares and total assets;

●	Whether the pledged shares were purchased by the employee or granted by the company;

●	Whether there are different policies for purchased and granted shares;

●	Whether the granted shares were time-based or performance-based;

●	The overall governance profile of the company;

●	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

●	The nature and cyclicality, if applicable, of the company’s industry;

●	The participation and eligibility of executives and employees in pledging;

●	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

●	Disclosure of the extent of any pledging, particularly among senior executives.

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COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

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Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

●	Companies should seek more shares only when needed;

●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

●	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

●	The expected annual cost of the plan should be proportional to the business’s value;

●	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

●	Plans should not permit re-pricing of stock options;

●	Plans should not contain excessively liberal administrative or payment terms;

●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

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●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

●	Officers and board members cannot participate in the program;

●	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

●	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

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The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not

48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY

(IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

●	The form of offer is not required to be an all-cash transaction;

●	The offer is not required to remain open for more than 90 business days;

●	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

●	There is no fairness opinion requirement; and

●	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

49 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section  203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

●	Is the board sufficiently independent?

●	Does the company have anti-takeover protections such as a poison pill or classified board in place?

●	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

●	Do shareholders have the right to call special meetings of shareholders?

●	Are there other material governance issues of concern at the company?

●	Has the company’s performance matched or exceeded its peers in the past one and three years?

●	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

●	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the governance committee chair or bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

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Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the

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annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

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TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

●	The terms of any amended advisory or sub-advisory agreement;

●	Any changes in the fee structure paid to the investment advisor; and

●	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

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PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

●	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

●	The proposed discount below NAV is minimal (ideally no greater than 20%);

●	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

●	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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V.	Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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PART C - OTHER INFORMATION

Item 28. Exhibits.

(a)

(1)	Articles of Incorporation as filed with the State of Maryland on July 26, 1984 (incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(2)	Articles of Amendment as filed with the State of Maryland on March 25, 1985 (incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(3)	Articles of Amendment as filed with the State of Maryland on May 23, 1985 (incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(4)	Articles of Amendment as filed with the State of Maryland on October 7, 1985 (incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(5)	Articles of Amendment as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(6)	Articles Supplementary to the charter as filed with the State of Maryland on July 3, 1986 (incorporated by reference to Exhibit 4)(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(7)	Articles Supplementary to the charter as filed with the State of Maryland on January 20, 1989 (incorporated by reference to Exhibit (4)(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).

(8)	Articles Supplementary to the charter as filed with the State of Maryland on September 22, 1989 (incorporated by reference to Exhibit (4)(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).

(9)	Articles Supplementary to the charter as filed with the State of Maryland on November 8, 1989 (incorporated by reference to Exhibit (4)(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050).

(10)	Articles Supplementary to the charter as filed with the State of Maryland on January 30, 1991 (incorporated by reference to Exhibit (4)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 000751173-98-00050)

(11)	Articles Supplementary to the charter as filed with the State of Maryland on April 27, 1992 (incorporated by reference to Exhibit (4)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(12)	Articles Supplementary to the charter as filed with the State of Maryland on April 29, 1993 (incorporated by reference to Exhibit (4)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(13)	Articles Supplementary to the charter as filed with the State of Maryland on September 23, 1993 (incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(14)	Articles Supplementary to the charter as filed with the State of Maryland on January 17, 1994 (incorporated by reference to Exhibit (4)(j) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

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(15)	Articles Supplementary to the charter as filed with the State of Maryland on December 13, 1995 (incorporated by reference to Exhibit (4)(k) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(16)	Articles Supplementary to the charter as filed with the State of Maryland on April 22, 1996 (incorporated by reference to Exhibit (4)(l) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(17)	Articles Supplementary to the charter as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (4)(m) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(18)	Articles of Amendment as filed with the State of Maryland on September 26, 1997 (incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(19)	Certificate of Correction to Articles Supplementary to the charter filed with the State of Maryland on February 24, 1998 (incorporated by reference to Exhibit (4)(n) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(20)	Certificate of Correction to Articles of Amendment as filed with the State of Maryland on February 5, 1998 (incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(21)	Articles of Amendment as filed with the State of Maryland on February 26, 1998 (incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(22)	Articles Supplementary to the charter as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (4)(o) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).

(23)	Articles of Amendment as filed with the State of Maryland on April 14, 1999 (incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed on April 19, 1999 with Accession Number 0000751173-99-000020).

(24)	Articles Supplementary to the charter as filed with the State of Maryland on May 13, 1999 (incorporated by reference to Exhibit (4)(p) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on May 25, 1999 with Accession Number 0001047469-99-022147).

(25)	Articles of Amendment as filed with the State of Maryland on August 30, 1999 (incorporated by reference to Exhibit (1)(j) to Post Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).

(26)	Articles Supplementary to the charter as filed with the State of Maryland on February 24, 2000 (incorporated by reference to Exhibit (4)(q) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on February 29, 2000 with Accession Number 0000062039-00-000023).

(27)	Articles of Supplementary to the charter as filed with the State of Maryland on November 20, 2000(incorporated by reference to Exhibit 99.(c)18 to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on February 28, 2001 with Accession Number 0000751173-01-000016).

(28)	Articles of Amendment as filed with the State of Maryland on May 31, 2001(incorporated by reference to Exhibit 99.A to Post Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on February 28, 2002 with Accession Number 0000751173-02-000014).

(29)	Articles of Amendment as filed with the State of Maryland on June 14, 2002(incorporated by reference to Exhibit 99.A(12) to Post Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on June 25, 2002 with Accession Number 0000751173-02-000049).

(30)	Articles of Amendment as filed with the State of Maryland on July 1, 2002 (incorporated by reference to Exhibit 99.a(13) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(31)	Articles of Amendment as filed with the State of Maryland on November 22, 2002 (incorporated by reference to Exhibit 99.a(14) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

2

(32)	Articles of Amendment as filed with the State of Maryland on December 11, 2002 (incorporated by reference to Exhibit 99.a(15) to Post Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on February 28, 2003 with Accession Number 0000751173-03-000030).

(33)	Articles of Supplementary to the charter as filed with the State of Maryland on April 25, 2003 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on February 27, 2004 with Accession Number 0000751173-04-000027).

(34)	Articles Supplementary to the charter as filed with the State of Maryland on February 7, 2002 (incorporated by reference to Exhibit 99.(c)(19) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed on April 29, 2004 with Accession Number 0000751173-04-000034).

(35)	Articles of Amendment as filed with the State of Maryland on May 21, 2004 (incorporated by reference to Exhibit 99.a(16) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 4, 2004 with Accession Number 0000751173-04-000041).

(36)	Certificate of Correction to Articles of Amendment as filed with the State of Maryland on August 10, 2004 (incorporated by reference to Exhibit 99.a(17) to Post Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on September 3, 2004 with Accession Number 0000751173-04-000071).

(37)	Articles of Amendment as filed with the State of Maryland on September 29, 2006 (incorporated by reference to Exhibit 99.a(18) to Post Effective Amendment No. 57 to the Registration Statement on Form N-1A filed on January 29, 2007 with Accession Number 0000751173-07-000006).

(38)	Articles of Amendment as filed with the State of Maryland on February 6, 2007 (incorporated by reference to Exhibit 99.a(19) to Post Effective Amendment No. 58 to the Registration Statement on Form N-1A filed on April 27, 2007 with Accession Number 0001193125-07-093050).

(39)	Articles of Amendment as filed with the State of Maryland on November 19, 2007 (incorporated by reference to Exhibit 99.a(20) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 1, 2007 with Accession Number 0001193125-07-257625).

(40)	Articles Supplementary to the charter as filed with the State of Maryland on May 16, 2007 (incorporated by reference to Exhibit 99.c(21) to Post Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on December 1, 2007 with Accession Number 0001193125-07-257625).

(41)	Articles of Amendment as filed with the State of Maryland on February 1, 2008 (incorporated by reference to Exhibit 99.a(21) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(42)	Articles of Amendment as filed with the State of Maryland on February 28, 2008 (incorporated by reference to Exhibit 99.a(22) to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(43)	Articles of Amendment as filed with the State of Maryland on February 1, 2008 (incorporated by reference to Exhibit 99.a(23) to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).

(44)	Articles Supplementary to the charter as filed with the State of Maryland on May 27, 2008 (incorporated by reference to Exhibit 99.c(22) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(45)	Articles Supplementary to the charter as filed with the State of Maryland on June 24, 2008 (incorporated by reference to Exhibit 99.c(23) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(46)	Articles of Amendment as filed with the State of Maryland on October 27, 2008 (incorporated by reference to Exhibit 99.a(24) to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).

(47)	Articles Supplementary to the charter as filed with the State of Maryland on November 10, 2008 (incorporated by reference to Exhibit 99.c(24) to Post Effective Amendment No. 70 to the Registration Statement on Form N-1A filed on January 12, 2009 with Accession Number 0001193125-09-004579).

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(48)	Articles of Amendment as filed with the State of Maryland on June 29, 2009 (incorporated by reference to Exhibit 99.a(48) to Post Effective Amendment No. 76 to the Registration Statement on Form N-1A filed on July 21, 2009 with Accession Number 0001193125-09-152822).

(49)	Articles of Amendment as filed with the State of Maryland on December 21, 2009 (incorporated by reference to Exhibit 99.a(49) to Post Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on February 26, 2010 with Accession Number 0001193125-10-043153).

(50)	Articles Supplementary to the charter as filed with the State of Maryland on March 24, 2010 (incorporated by reference to Exhibit 99.a(50) to Post Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on April 30, 2010 with Accession Number 0001193125-10-101399).

(51)	Articles of Amendment to the charter as filed with the State of Maryland May 13, 2010 (incorporated by reference to Exhibit 99.a(51) to Post Effective Amendment No. 81 to the Registration Statement on Form N-1A filed on January 28, 2011 with Accession Number 0001193125-11-016949).

(52)	Articles Supplementary to the charter as filed with the State of Maryland on February 9, 2011 (incorporated by reference to Exhibit 99.a(52) to Post Effective Amendment No. 83 to the Registration Statement on Form N-1A filed on February 25, 2011 with Accession Number 0001193125-11-047379).

(53)	Articles Supplementary to the charter as filed with the State of Maryland dated September 2, 2011 (incorporated by reference to Exhibit 99.a(53) to Post Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on September 23, 2011 with Accession Number 0001193125-11-255116).

(54)	Articles Supplementary to the charter as filed with the State of Maryland dated December 1, 2011 (incorporated by reference to Exhibit 99.a(54) to Post Effective Amendment No. 95 to the Registration Statement on Form N-1A filed on December 16, 2011 with Accession Number 0001193125-11-343574).

(55)	Articles of Amendment to the charter as filed with the State of Maryland dated December 21, 2011 (incorporated by reference to Exhibit 99.a(55) to Post Effective Amendment No. 97 to the Registration Statement on Form N-1A filed on December 29, 2011 with Accession Number 0001193125-11-355419).

(56)	Articles of Amendment to the charter as filed with the State of Maryland dated February 10, 2012 (incorporated by reference to Exhibit 99.a(56) to Post Effective Amendment No. 101 to the Registration Statement on Form N-1A filed on February 28, 2012 with Accession Number 0001193125-12-084741).

(57)	Articles Supplementary to the charter as filed with the State of Maryland dated March 1, 2012 (incorporated by reference to Exhibit 99.a(57) to Post Effective Amendment No. 103 to the Registration Statement on Form N-1A filed on March 21, 2012 with Accession Number 0001193125-12-124827).

(58)	Articles of Amendment to the charter as filed with the State of Maryland dated July 10, 2012 (incorporated by reference to Exhibit 99.a(58) to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(59)	Articles of Amendment to the charter as filed with the State of Maryland dated September 10, 2012 (incorporated by reference to Exhibit 99.a(59) to Post Effective Amendment No. 117 to the Registration Statement on Form N-1A filed on October 23, 2012 with Accession Number 0001193125-12-430949).

(60)	Articles of Amendment to the charter as filed with the State of Maryland dated May 1, 2013 (incorporated by reference to Exhibit 99.a(60) to Post Effective Amendment No. 130 to the Registration Statement on Form N-1A filed on May 29, 2013 with Accession Number 0001193125-13-239252).

(61)	Articles Supplementary to the charter as filed with the State of Maryland dated July 1, 2013 (incorporated by reference to Exhibit 99.a(61) to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

(62)	Articles of Amendment to the charter as filed with the State of Maryland dated July 10, 2013 (incorporated by reference to Exhibit 99.a(62) to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

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(63)	Articles Supplementary to the charter as filed with the State of Maryland dated September 18, 2013 (incorporated by reference to Exhibit 99.a(63) to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).

(64)	Articles Supplementary to the charter as filed with the State of Maryland dated November 15, 2013 (incorporated by reference to Exhibit 99.a(64) to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).

(65)	Articles of Amendment to the charter as filed with the State of Maryland dated December 2, 2013 (incorporated by reference to Exhibit 99.a(65) to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).

(66)	Articles of Amendment to the charter as filed with the State of Maryland dated May 28, 2014 (incorporated by reference to Exhibit 99.a(66) to Post Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on July 21, 2014 with Accession Number 0001193125-14-274048).

(67)	Articles Supplementary to the charter as filed with the State of Maryland dated December 1, 2014 (incorporated by reference to Exhibit 99.a(67) to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).

(68)	Articles of Amendment to the charter as filed with the State of Maryland dated February 2, 2015 (incorporated by reference to Exhibit 99.a(68) to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).

(69)	Articles of Amendment to the charter as filed with the State of Maryland dated April 10, 2015 (incorporated by reference to Exhibit 99.a(69) to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

(70)	Articles of Amendment to the charter as filed with the State of Maryland dated May 11, 2015 (incorporated by reference to Exhibit 99.a(70) to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).

(71)	Articles of Amendment to the charter as filed with the State of Maryland dated May 26, 2015 (incorporated by reference to Exhibit 99.a(71) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(72)	Articles Supplementary to the charter as filed with the State of Maryland dated July 10, 2015 (incorporated by reference to Exhibit 99.a(72) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(73)	Articles of Amendment to the charter as filed with the State of Maryland dated July 13, 2015 (incorporated by reference to Exhibit 99.a(73) to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(74)	Articles of Amendment to the charter as filed with the State of Maryland dated December 18, 2015 (incorporated by reference to Exhibit 99.a(74) to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).

(75)	Articles of Amendment to the charter as filed with the State of Maryland dated February 3, 2017 as filed herewith.

(b)	By-Laws (incorporated by reference to Exhibit (2)(a) to Post- Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(1)	By-Laws as amended May 18, 2004 (incorporated by reference to Exhibit 99.b(1) to Post Effective Amendment No. 47 to the Registration Statement on Form N-1A filed on June 4, 2004 with Accession Number 0000751173-04-000041).

(2)	By-Laws as amended September 29, 2006 (incorporated by reference to Exhibit 99.b(2) to Post Effective Amendment No. 58 to the Registration Statement on Form N-1A filed on April 27, 2007 with Accession Number 0001193125-07-093050).

5

(3)	By-Laws as amended May 14, 2008 (incorporated by reference to Exhibit 99.b(3) to Post Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on February 27, 2009 with Accession Number 0001193125-09-041212).

(c)

(1)	Specimen Stock Certificate (incorporated by reference to Exhibit 1(a) (Articles of Incorporation) and Exhibit (2) (By-Laws) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(d)

(1)	Investment Advisory Agreement dated December 17, 2007 (incorporated by reference to Exhibit 99.d(1)i to Post Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 28, 2008 with Accession Number 0001193125-08-042057).

(a)	Restated Schedule A of the Investment Advisory Agreement dated February 9, 2011(incorporated by reference to Exhibit 99.d(1)n to Post Effective Amendment No. 83 to the Registration Statement on Form N-1A filed on February 25, 2011 with Accession Number 0001193125-11-047379).

(b)	Assignment and Assumption Agreement among Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Advisors, LLC dated October 1, 2011 (incorporated by reference to Exhibit 99.d(1)b to Post Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on November 1, 2011 with Accession Number 0001193125-11-289850).

(c)	Restated Schedule A of the Investment Advisory Agreement dated December 31, 2011 (incorporated by reference to Exhibit 99.d(1)c to Post Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on December 22, 2011 with Accession Number 0001193125-11-350236).

(d)	Restated Schedule A of the Investment Advisory Agreement dated June 8, 2012 (incorporated by reference to Exhibit 99.d(1)d to Post Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 7, 2012 with Accession Number 0001193125-12-263301)

(e)	Restated Schedule A of the Investment Advisory Agreement dated August 1, 2012 (incorporated by reference to Exhibit 99.d(1)e to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(f)	Restated Schedule A of the Investment Advisory Agreement dated December 31, 2012 (incorporated by reference to Exhibit 99.d(1)f to Post Effective Amendment No. 120 to the Registration Statement on Form N-1A filed on December 28, 2012 with Accession Number 0001193125-12-517953).

(g)	Restated Schedule A of the Investment Advisory Agreement dated August 1, 2013 (incorporated by reference to Exhibit 99.d(1)g to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

(h)	Restated Schedule A of the Investment Advisory Agreement dated August 21, 2013 (incorporated by reference to Exhibit 99.d(1)h to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).

(i)	Restated Schedule A of the Investment Advisory Agreement dated December 18, 2013 (incorporated by reference to Exhibit 99.d(1)i to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).

(j)	Restated Schedule A of the Investment Advisory Agreement dated May 13, 2014 (incorporated by reference to Exhibit 99.d(1)j to Post Effective Amendment No. 145 to the Registration Statement on Form N-1A filed on May 15, 2014 with Accession Number 0001193125-14-200366).

6

(k)	Restated Schedule A of the Investment Advisory Agreement dated November 18, 2014 (incorporated by reference to Exhibit 99.d(1)k to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).

(l)	Restated Schedule A of the Investment Advisory Agreement dated March 1, 2015 (incorporated by reference to Exhibit 99.d(l)l to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).

(m)	Restated Schedule A of the Investment Advisory Agreement dated May 1, 2015 (incorporated by reference to Exhibit 99.d(1)m to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

(n)	Restated Schedule A of the Investment Advisory Agreement dated June 1, 2015 (incorporated by reference to Exhibit 99.d(1)n to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).

(o)	Restated Schedule A of the Investment Advisory Agreement dated August 1, 2015 (incorporated by reference to Exhibit 99.d(1)o to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(p)	Form of Restated Schedule A of the Investment Advisory Agreement for the Managed Futures Series (incorporated by reference to Exhibit 99.d(1)p to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).

(q)	Restated Schedule A of the Investment Advisory Agreement dated February 22, 2016 (incorporated by reference to Exhibit 99.d(1)q to Post Effective Amendment No. 172 to the Registration Statement on Form N-1A filed on February 26, 2016 with Accession Number 0001193125-16-480967).

(r)	Restated Schedule A of the Investment Advisory Agreement dated March 1, 2017 as filed herewith.

(2)

(a)	Amended and Restated Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated February 25, 2010 for the Target Income Series Class I, Class K Class R, Class C, Target 2020 Series Class I, Class K, Class R, Class C, Target 2010 Series Class I, Class K, Class R, Class C, Target 2030 Series Class I, Class K, Class R, Class C, Target 2040 Series Class I, Class K, Class R, Class C, and Target 2050 Series Class I, Class K, Class R, Class C (incorporated by reference to Exhibit 99.d(3)jj to Post Effective Amendment No. 78 to the Registration Statement on Form N-1A filed on February 26, 2010 with Accession Number 0001193125-10-043153).

i. Amended and Restated Expense Limitation Agreement between Manning & Napier Advisors, Inc. and Manning & Napier Fund, Inc. dated February 25, 2010 for the Target Income Series Class I, Class K Class R, Target 2020 Series Class I, Class K, Class R, Target 2010 Series Class I, Class K, Class R, Target 2030 Series Class I, Class K, Class R, Target 2040 Series Class I, Class K, Class R, and Target 2050 Series Class I, Class K, Class R (incorporated by reference to Exhibit 99.d(2)(a)i to Post Effective Amendment No. 144 to the Registration Statement on Form N-1A as filed on April 30, 2014 with Accession number 0001193125-14-170704).

(b)	Assignment and Assumption Agreement among Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc., and Manning & Napier Advisors, LLC dated October 1, 2011 as filed (incorporated by reference to Exhibit 99.d(2)e to Post Effective Amendment No. 93 to the Registration Statement on Form N-1A filed on November 1, 2011 with Accession Number 0001193125-11-289850).

(c)	Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated June 8, 2012 for the Target 2015 Series Class I, Class K, Class R, Class C, Target 2025 Series Class I, Class K, Class R, Class C, Target 2035 Series Class I, Class K, Class R, Class C, Target 2045 Series Class I, Class K, Class R, Class C, and Target 2055 Series Class I, Class K, Class R, Class C (incorporated by reference to Exhibit 99.d(2)k to Post Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 7, 2012 with Accession Number 0001193125-12-263301)

i. Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated June 8, 2012 for the Target 2015 Series Class I, Class K, Class R, Target 2025 Series Class I, Class K, Class R, Target 2035 Series Class I, Class K, Class R, Target 2045 Series Class I, Class K, Class R, and Target 2055 Series Class I, Class K, Class R (incorporated by reference to Exhibit 99.d(2)(c)i to Post Effective Amendment No. 144 to the Registration Statement on Form N-1A as filed on April 30, 2014 with Accession number 0001193125-14-170704).

7

(d)	Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated December 1, 2014 for the Target 2060 Series Class I, Target 2060 Series Class K, and Target 2060 Series Class R (incorporated by reference to Exhibit 99.d(2)l to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).

(e)	Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated August 1, 2015 for the Core Bond Series (incorporated by reference to Exhibit 99.d(2)n to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(f)	Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated February 22, 2016 for the High Yield Bond Series (incorporated by reference to Exhibit 99.d(2)j to Post Effective Amendment No. 172 to the Registration Statement on Form N-1A filed on February 26, 2016 with Accession Number 0001193125-16-480967).

(g)	Amended and Restated Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated November 17, 2015 for the New York Tax Exempt, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Unconstrained Bond Series, Real Estate Series, Emerging Markets Series, International Series, Strategic Income Conservative Series, Strategic Income Moderate Series, Global Fixed Income Series, Dynamic Opportunities Series and Equity Income Series (incorporated by reference to Exhibit 99.d(2)j to Post Effective Amendment No. 176 to the Registration Statement on Form N-1A filed on April 27, 2016 with Accession Number 0001193125-16-558831).

(h)	Amended and Restated Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated November 17, 2016 for the Pro-Blend Conservative Term Series Class S, Class R2, Class R, and Class I, Pro-Blend Moderate Term Series Class S, Class R2, Class R, and Class I, Pro-Blend Extended Term Series Class S, Class R2, Class R, and Class I, Pro-Blend Maximum Term Series Class S, Class R2, Class R, and Class I, Equity Series, Overseas Series, Disciplined Value Series, International Disciplined Value Series, and the Quality Equity Series as filed herewith.

(3)

(a)	Form of Advisory Fee Waiver Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC for the Managed Futures Series (incorporated by reference to Exhibit 99.d(3)a to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).

(e)

(1)	Amended and Restated Distribution Agreement dated May 9, 2002(incorporated by reference to Exhibit 99.e4 to Post-Effective No. 42 to the Registration Statement on Form N-1A filed on June 25,2002 with Accession Number 0000751173-02-000049).

(a)	Amended and Restated Distribution Agreement Schedule A dated February 9, 2011 (incorporated by reference to Exhibit 99.e(4)h to Post Effective Amendment No. 83 to the Registration Statement on Form N-1A filed on February 25, 2011 with Accession Number 0001193125-11-047379).

8

(b)	Amended and Restated Distribution Agreement Schedule A dated December 31, 2011 (incorporated by reference to Exhibit 99.e(1)b to Post Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on December 22, 2011 with Accession Number 0001193125-11-350236)

(c)	Amended and Restated Distribution Agreement Schedule A dated June 8, 2012 (incorporated by reference to Exhibit 99.e(1)c to Post Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 7, 2012 with Accession Number 0001193125-12-263301).

(d)	Amended and Restated Distribution Agreement Schedule A dated August 1, 2012 (incorporated by reference to Exhibit 99.e(1)d to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(e)	Amended and Restated Distribution Agreement Schedule A dated December 31, 2012 (incorporated by reference to Exhibit 99.e(1)e to Post Effective Amendment No. 120 to the Registration Statement on Form N-1A filed on December 28, 2012 with Accession Number 0001193125-12-517953).

(f)	Amended and Restated Distribution Agreement Schedule A dated August 1, 2013 (incorporated by reference to Exhibit 99.e(1)f to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

(g)	Amended and Restated Distribution Agreement Schedule A dated August 21, 2013 (incorporated by reference to Exhibit 99.e(1)g to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).

(h)	Amended and Restated Distribution Agreement Schedule A dated March 6, 2014 (incorporated by reference to Exhibit 99.e(1)h to Post Effective Amendment No. 144 to the Registration Statement on Form N-1A as filed on April 30, 2014 with Accession number 0001193125-14-170704).

(i)	Amended and Restated Distribution Agreement Schedule A dated November 18, 2014 (incorporated by reference to Exhibit 99.e(1)i to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).

(j)	Amended and Restated Distribution Agreement Schedule A dated March 1, 2015 (incorporated by reference to Exhibit 99.e(1)j to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).

(k)	Amended and Restated Distribution Agreement Schedule A dated May 1, 2015 (incorporated by reference to Exhibit 99.e(1)k to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

(l)	Amended and Restated Distribution Agreement Schedule A dated June 1, 2015 (incorporated by reference to Exhibit 99.e(1)l to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).

(m)	Amended and Restated Distribution Agreement Schedule A dated November 17, 2015 (incorporated by reference to Exhibit 99.e(1)m to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).

(n)	Amended and Restated Distribution Agreement Schedule A dated March 1, 2017 as filed herewith.

(f)	Not Applicable.

(g)

(1)	Mutual Fund Custody and Service Agreement between Manning & Napier Fund, Inc. and The Bank of New York Mellon beginning February 1, 2015 (incorporated by reference to Exhibit 99.g(1) to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

9

(h)

(1)	Master Services Agreement dated March 1, 2017 between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. as filed herewith.

(2)	Form of Transfer Agency and Shareholder Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC as filed herewith.

(i)	Opinion of Morgan, Lewis & Bockius, LLP is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP is filed herewith.

(k)	Not Applicable.

(l)	Investment letters (incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on October 23, 1998 with Accession Number 0000751173-98-00050).

(m)

(1)	Shareholder Services Plan (incorporated by reference to Exhibit 99.m(5) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).

(a)	Amended and Restated Shareholder Services Plan Exhibit A dated December 31, 2011 (incorporated by reference to Exhibit 99.m(1)a to Post Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on December 22, 2011 with Accession Number 0001193125-11-350236)

(b)	Amended and Restated Shareholder Services Plan Exhibit A dated August 1, 2012 (incorporated by reference to Exhibit 99.m(1)b to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(c)	Amended and Restated Shareholder Services Plan Exhibit A dated December 31, 2012 (incorporated by reference to Exhibit 99.m(1)c to Post Effective Amendment No. 120 to the Registration Statement on Form N-1A filed on December 28, 2012 with Accession Number 0001193125-12-517953).

(d)	Amended and Restated Shareholder Services Plan Exhibit A dated August 1, 2013 (incorporated by reference to Exhibit 99.m(1)d to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

(e)	Amended and Restated Shareholder Services Plan Exhibit A dated August 21, 2013 (incorporated by reference to Exhibit 99.m(1)e to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).

(f)	Amended and Restated Shareholder Services Plan Exhibit A dated December 18, 2013 (incorporated by reference to Exhibit 99.m(1)f to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).

(g)	Amended and Restated Shareholder Services Plan Exhibit A dated March 1, 2015(incorporated by reference to Exhibit 99.m(1)g to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).

(h)	Amended and Restated Shareholder Services Plan Exhibit A dated May 1, 2015 (incorporated by reference to Exhibit 99.m(1)h to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

(i)	Amended and Restated Shareholder Services Plan Exhibit A dated June 1, 2015 (incorporated by reference to Exhibit 99.m(1)i to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).

(j)	Amended and Restated Shareholder Services Plan Exhibit A dated August 1, 2015 (incorporated by reference to Exhibit 99.m(1)j to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

10

(k)	Amended and Restated Shareholder Services Plan Exhibit A dated November 17, 2015 (incorporated by reference to Exhibit 99.m(1)k to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).

(l)	Amended and Restated Shareholder Services Plan Exhibit A dated March 1, 2017 as filed herewith.

(2)	Shareholder Services Agreement between Manning & Napier Fund, Inc. and Manning & Napier Advisors, Inc. (incorporated by reference to Exhibit 99.m(6) to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on December 17, 2007 with Accession Number 0001193125-07-266584).

(a)	Assignment and Assumption Agreement as referenced in 28d(2)e above.

(b)	Amended and Restated Shareholder Services Agreement Exhibit A dated December 31, 2011 (incorporated by reference to Exhibit 99.m(2)b to Post Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on December 22, 2011 with Accession Number 0001193125-11-350236)

(c)	Amended and Restated Shareholder Services Agreement Exhibit A dated August 1, 2012 (incorporated by reference to Exhibit 99.m(2)c to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(d)	Amended and Restated Shareholder Services Agreement Exhibit A dated December 31, 2012 (incorporated by reference to Exhibit 99.m(2)d to Post Effective Amendment No. 120 to the Registration Statement on Form N-1A filed on December 28, 2012 with Accession Number 0001193125-12-517953).

(e)	Amended and Restated Shareholder Services Agreement Exhibit A dated August 1, 2013 (incorporated by reference to Exhibit 99.m(2)e to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

(f)	Amended and Restated Shareholder Services Agreement Exhibit A dated August 21, 2013 (incorporated by reference to Exhibit 99.m(2)f to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).

(g)	Amended and Restated Shareholder Services Agreement Exhibit A dated December 18, 2013 (incorporated by reference to Exhibit 99.m(2)g to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).

(h)	Amended and Restated Shareholder Services Agreement Exhibit A dated March 1, 2015 (incorporated by reference to Exhibit 99.m(2)h to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).

(i)	Amended and Restated Shareholder Services Agreement Exhibit A dated May 1, 2015 (incorporated by reference to Exhibit 99.m(2)i to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

(j)	Amended and Restated Shareholder Services Agreement Exhibit A dated June 1, 2015 (incorporated by reference to Exhibit 99.m(2)j to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).

(k)	Amended and Restated Shareholder Services Agreement Exhibit A dated August 1, 2015 (incorporated by reference to Exhibit 99.m(2)k to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(l)	Amended and Restated Shareholder Services Agreement Exhibit A dated November 17, 2015 (incorporated by reference to Exhibit 99.m(1)l to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).

(m)	Amended and Restated Shareholder Services Agreement Exhibit A dated March 1, 2017 as filed herewith.

11

(3)	Amended and Restated Distribution and Shareholder Services Plan (incorporated by reference to Exhibit 99.m(7) to Post Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on March 28, 2008 with Accession Number 0001193125-08-068194).

(a)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A (incorporated by reference to Exhibit 99.m(3)a to Post Effective Amendment No. 77 to the Registration Statement on Form N-1A filed on December 30, 2009 with Accession Number 0001193125-09-261971).

(b)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A (incorporated by reference to Exhibit 99.m(3)b to Post Effective Amendment No. 81 to the Registration Statement on Form N-1A filed on January 28, 2011 with Accession Number 0001193125-11-016949).

(c)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A (incorporated by reference to Exhibit 99.m(3)c to Post Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 7, 2012 with Accession Number 0001193125-12-263301).

(d)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated March 6, 2014 (incorporated by reference to Exhibit 99.m(3)d to Post Effective Amendment No. 144 to the Registration Statement on Form N-1A as filed on April 30, 2014 with Accession number 0001193125-14-170704).

(e)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated November 18, 2014 (incorporated by reference to Exhibit 99.m(3)e to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).

(f)	Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated March 1, 2017 as filed herewith.

(n)
(1)	Amended and Restated Rule 18f-3 Plan (incorporated by reference to Exhibit 99.n(5) to Post Effective Amendment No. 67 to the Registration Statement on Form N-1A filed on August 19, 2008 with Accession Number 0001193125-08-180565).

(a)	Amended and Restated Rule 18f-3 Plan Schedule A (incorporated by reference to Exhibit 99.n(5)a to Post Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on November 7, 2008 with Accession Number 0001193125-08-229113).

(b)	Amended and Restated Rule 18f(3) Schedule A dated February 6, 2009 (incorporated by reference to Exhibit 99.n(5)b to Post Effective Amendment No. 71 to the Registration Statement on Form N-1A filed on February 27, 2009 with Accession Number 0001193125-09-041212).

(c)	Amended and Restated Rule 18f(3) Schedule A dated August 12, 2009 (incorporated by reference to Exhibit 99.n(1)c to Post Effective Amendment No. 77 to the Registration Statement on Form N-1A filed on December 30, 2009 with Accession Number 0001193125-09-261971).

(d)	Amended and Restated Rule 18f(3) Schedule A dated May 4, 2010 (incorporated by reference to Exhibit 99.n(1)d to Post Effective Amendment No. 81 to the Registration Statement on Form N-1A filed on January 28, 2011 with Accession Number 0001193125-11-016949).

(e)	Amended and Restated Rule 18f(3) Schedule A dated February 9, 2011 (incorporated by reference to Exhibit 99.n(1)e to Post Effective Amendment No. 83 to the Registration Statement on Form N-1A filed on February 25, 2011 with Accession Number 0001193125-11-047379).

(f)	Amended and Restated Rule 18f(3) Schedule A dated December 31, 2011 (incorporated by reference to Exhibit 99.n(1)f to Post Effective Amendment No. 96 to the Registration Statement on Form N-1A filed on December 22, 2011 with Accession Number 0001193125-11-350236).

(g)	Amended and Restated Rule 18f(3) Schedule A dated February 29, 2012 (incorporated by reference to Exhibit 99.n(1)g to Post Effective Amendment No. 101 to the Registration Statement on Form N-1A filed on February 28, 2012 with Accession Number 0001193125-12-084741).

(h)	Amended and Restated Rule 18f(3) Exhibit 3 and Exhibit 5 (incorporated by reference to Exhibit 99.n(1)h to Post Effective Amendment No. 104 to the Registration Statement on Form N-1A filed on April 26, 2012 with Accession Number 0001193125-12-185169).

12

(i)	Amended and Restated Rule 18f(3) Schedule A dated June 8, 2012 (incorporated by reference to Exhibit 99.n(1)i to Post Effective Amendment No. 109 to the Registration Statement on Form N-1A filed on June 7, 2012 with Accession Number 0001193125-12-263301).

(j)	Amended and Restated Rule 18f(3) Schedule A dated August 1, 2012 (incorporated by reference to Exhibit 99.n(1)j to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(k)	Amended and Restated Rule 18f(3) Schedule A dated September 24, 2012 (incorporated by reference to Exhibit 99.n(1)k to Post Effective Amendment No. 117 to the Registration Statement on Form N-1A filed on October 23, 2012 with Accession Number 0001193125-12-430949).

(l)	Amended and Restated Rule 18f(3) Schedule A dated December 31, 2012 (incorporated by reference to Exhibit 99.n(1)l to Post Effective Amendment No. 120 to the Registration Statement on Form N-1A filed on December 28, 2012 with Accession Number 0001193125-12-517953).

(m)	Amended and Restated Rule 18f(3) Schedule A dated August 1, 2013 (incorporated by reference to Exhibit 99.n(1)m to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

(n)	Amended and Restated Rule 18f(3) Schedule A dated August 21, 2013 (incorporated by reference to Exhibit 99.n(1)n to Post Effective Amendment No. 135 to the Registration Statement on Form N-1A filed on October 10, 2013 with Accession Number 0001193125-13-396112).

(o)	Amended and Restated Rule 18f(3) Schedule A dated December 18, 2013 (incorporated by reference to Exhibit 99.n(1)o to Post Effective Amendment No. 140 to the Registration Statement on Form N-1A filed on December 16, 2013 with Accession Number 0001193125-13-474559).

(p)	Amended and Restated Rule 18f(3) Schedule A dated March 6, 2014 (incorporated by reference to Exhibit 99.n(1)p to Post Effective Amendment No. 144 to the Registration Statement on Form N-1A as filed on April 30, 2014 with Accession number 0001193125-14-170704).

(q)	Amended and Restated Rule 18f(3) Schedule A dated November 18, 2014 (incorporated by reference to Exhibit 99.n(1)q to Post Effective Amendment No. 157 to the Registration Statement on Form N-1A filed on December 5, 2014 with Accession Number 0001193125-14-434346).

(r)	Amended and Restated Rule 18f(3) Schedule A dated March 1, 2015 (incorporated by reference to Exhibit 99.n(1)r to Post Effective Amendment No. 159 to the Registration Statement on Form N-1A filed on February 27, 2015 with Accession Number 0001193125-15-069104).

(s)	Amended and Restated Rule 18f(3) Schedule A dated May 1, 2015 (incorporated by reference to Exhibit 99.n(1)s to Post Effective Amendment No. 163 to the Registration Statement on Form N-1A filed on April 29, 2015 with Accession Number 0001193125-15-155932).

(t)	Amended and Restated Rule 18f(3) Schedule A dated June 1, 2015 (incorporated by reference to Exhibit 99.n(1)t to Post Effective Amendment No. 165 to the Registration Statement on Form N-1A filed on May 28, 2015 with Accession Number 000119325-15-203990).

(u)	Amended and Restated Rule 18f(3) Schedule A dated August 1, 2015 (incorporated by reference to Exhibit 99.n(1)u to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(v)	Amended and Restated Rule 18f(3) Schedule A dated November 17, 2015 (incorporated by reference to Exhibit 99.n(1)v to Post Effective Amendment No. 171 to the Registration Statement on Form N-1A filed on December 30, 2015 with Accession Number 0001193125-15-416921).

(w)	Amended and Restated Rule 18f(3) Schedule A dated March 1, 2017 as filed herewith.

(o)	Not Applicable

13

(p)

(1)	Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated July 2010 (incorporated by reference to Exhibit 99. p(3) to Post Effective Amendment No. 81 to the Registration Statement on Form N-1A filed on January 28, 2011 with Accession Number 0001193125-11-016949).

(a)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated December 2010 (incorporated by reference to Exhibit 99. p(3)a to Post Effective Amendment No. 83 to the Registration Statement on Form N-1A filed on February 25, 2011 with Accession Number 0001193125-11-047379).

(b)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, Inc. and Manning & Napier Investor Services, Inc. dated July 1, 2011(incorporated by reference to Exhibit 99.p(1)b to Post Effective Amendment No. 92 to the Registration Statement on Form N-1A filed on September 23, 2011 with Accession Number 0001193125-11-255116).

(c)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC and Manning & Napier Investor Services, Inc. dated April 10, 2012 (incorporated by reference to Exhibit 99.p(1)c to Post Effective Amendment No. 104 to the Registration Statement on Form N-1A filed on April 26, 2012 with Accession Number 0001193125-12-185169).

(d)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC and Manning & Napier Investor Services, Inc. dated July 1, 2012 (incorporated by reference to Exhibit 99.p(1)d to Post Effective Amendment No. 113 to the Registration Statement on Form N-1A filed on July 30, 2012 with Accession Number 0001193125-12-322593).

(e)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC and Manning & Napier Investor Services, Inc. dated October 1, 2012 (incorporated by reference to EX-99.p(1)e to Post Effective Amendment No. 117 to the Registration Statement on Form N-1A filed on October 23, 2012 with Accession Number 0001193125-12-430949).

(f)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC and Manning & Napier Investor Services, Inc. dated July 1, 2013 (incorporated by reference to Exhibit 99.p(1)f to Post Effective Amendment No. 132 to the Registration Statement on Form N-1A filed on July 31, 2013 with Accession Number 0001193125-13-312268).

(g)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC and Manning & Napier Investor Services, Inc. dated July 1, 2014 (incorporated by reference to Exhibit 99.p(1)g to Post Effective Amendment No. 148 to the Registration Statement on Form N-1A filed on July 21, 2014 with Accession Number 0001193125-14-274048).

(h)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC and Manning & Napier Investor Services, Inc. dated July 1, 2015 (incorporated by reference to Exhibit 99. p(1)h to Post Effective Amendment No. 169 to the Registration Statement on Form N-1A filed on July 31, 2015 with Accession Number 0001193125-15-272472).

(i)	Amended Code of Ethics adopted by Manning & Napier Fund, Inc., Manning & Napier Advisors, LLC and Manning & Napier Investor Services, Inc. dated July 1, 2016 (incorporated by reference to Exhibit 99.p(1)I to Post Effective Amendment No. 180 to the Registration Statement on Form N-1A filed on October 24, 2016 with Accession Number 0001193125-16-744744).

(q)	Powers of Attorney dated November 17, 2016 for Chester N. Watson, Paul A. Brooke, Peter L. Faber and Harris H. Rusitzky and dated January 10, 2017 for Stephen B. Ashley as filed herewith.

Item 29.

Persons Controlled by or under Common Control with Registrant.

Not Applicable

14

Item 30.

Indemnification.

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant’s Articles of Incorporation, which reflects the positions taken in Investment Company Act Release 11330.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling persons of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Directors and Officers of the Registrant are covered parties under a Directors & Officers/Errors & Omissions insurance policy issued by St. Paul Fire & Marine Insurance Company, Federal Insurance Company, Arch Insurance Company, Continental Casualty Company, Argonaut Insurance Company and Berkley Regional Insurance Company. The effect of such insurance is to insure against liability for any act, error, omission, misstatement, misleading statement, neglect or breach of duty by the insureds as directors and/or officers of the Registrant.

Item 31.

Business and Other Connections of Investment Advisor.

Manning & Napier Advisors, LLC is the investment advisor of the World Opportunities Series, High Yield Bond Series, International Series, Global Fixed Income Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Conservative Series, Pro-Blend Maximum Term Series, Equity Series, Overseas Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Bond Series, Unconstrained Bond Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, Target 2060 Series, Disciplined Value Series, Real Estate Series, Emerging Markets Series, Non-U.S. Equity Select Series, Quality Equity Series, Strategic Income Conservative Series, Strategic Income Moderate Series, International Disciplined Value Series, Dynamic Opportunities Series and Equity Income Series. Manning & Napier Advisors, LLC was the investment advisor to the Flexible Yield Series I, Flexible Yield Series II, Flexible Yield Series III, prior to their liquidation on February 24, 2000, PureMark [R] Series prior to its liquidation on April 25, 2003, Financial Services Series prior to its liquidation on May 1, 2013, the Small Cap Series and Technology Series prior to their liquidation on January 24, 2014, the Life Sciences liquidation on May 22, 2014, the Inflation Focus Equity Series prior to its liquidation on May 11, 2015, and the Focused Opportunities Series prior to its liquidation on February 1, 2017. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, LLC and its officers, reference is made to Part B of this Registration Statement and to Form ADV as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, LLC.

Item 32.

Principal Underwriters.

(a)	Not Applicable

(b)	Manning & Napier Investor Services, Inc. is the Distributor for the Registrant’s shares.

Name & Principal Business Address	Positions & Offices With Distributor	Positions & Offices With Registrant
Michele Mosca 290 Woodcliff Drive Fairport, NY 14450	President & Director	President & Director

Beth H. Galusha 290 Woodcliff Drive Fairport, NY 14450	Treasurer	N/A

15

Jodi Hedberg 290 Woodcliff Drive Fairport, NY 14450	Corporate Secretary & Director	Chief Compliance Officer

Samantha Larew 290 Woodcliff Drive Fairport, NY 14450	Chief Compliance Officer	N/A

Amy Williams 290 Woodcliff Drive Fairport, NY 14450	Director	Assistant Corporate Secretary

Paul Smith 290 Woodcliff Drive Fairport, NY 14450	Director	N/A

(c)	The Distributor of the Registrant is an affiliate therefore this item is not applicable.

Item 33.

Location of Accounts and Records.

With respect to the Registrant:

(1)	Manning & Napier Fund, Inc.
290 Woodcliff Drive
Fairport, NY 14450

With respect to the Registrant’s Investment Manager:

(2)	Manning & Napier Advisors, LLC
290 Woodcliff Dr.
Fairport, NY 14450

With respect to the Registrant’s Transfer Agent:

(3)	BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

With respect to the Registrant’s Custodian:

(4)	The Bank of New York Mellon Corporation

135 Santilli Highway

Everett, MA 02149

Item 34.

Management Services.

Not Applicable.

Item 35.

Undertakings.

Not Applicable.

16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant duly certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Fairport and State of New York on the 24th day of February 2017.

Manning & Napier Fund, Inc.
(Registrant)

By	/s/ Michele T. Mosca
Michele T. Mosca
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Michele T. Mosca Michele T. Mosca	President, Principal Executive Officer, Director	February 24, 2017

/s/ * Harris H. Rusitzky	Director	February 24, 2017

/s/ * Peter L. Faber	Director	February 24, 2017

/s/ * Stephen B. Ashley	Director	February 24, 2017

/s/ * Paul A. Brooke	Director	February 24, 2017

/s/ * Chester N. Watson	Director	February 24, 2017

/s/ Christine Glavin Christine Glavin	Principal Financial Officer, Chief Financial Officer, Treasurer	February 24, 2017

* By:	/s/ Christine Glavin
Christine Glavin

Pursuant to powers of attorney dated November 17, 2016 and January 10, 2017. See Item 28(q) of this Registration Statement.

17

EXHIBIT INDEX

Exhibit-99.a(75)-Articles of Amendment to the charter as filed with the State of Maryland dated February 3, 2017.

Exhibit-99.d(1)r-Restated Schedule A of the Investment Advisory Agreement dated March 1, 2017.

Exhibit-99.d(2)h-Amended and Restated Expense Limitation Agreement between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc. dated November 17, 2016 for the Pro-Blend Conservative Term Series Class S, Class R2, Class R, and Class I, Pro-Blend Moderate Term Series Class S, Class R2, Class R, and Class I, Pro-Blend Extended Term Series Class S, Class R2, Class R, and Class I, Pro-Blend Maximum Term Series Class S, Class R2, Class R, and Class I, Equity Series, Overseas Series, Disciplined Value Series, International Disciplined Value Series, and the Quality Equity Series.

EX-99.e(1)n-Amended and Restated Distribution Agreement Schedule A dated March 1, 2017.

EX-99.h(1)-Master Services Agreement dated March 1, 2017 between Manning & Napier Advisors, LLC and Manning & Napier Fund, Inc.

EX-99.h(2)-Form of Transfer Agency and Shareholder Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Manning & Napier Fund, Inc. and Manning & Napier Advisors, LLC.

EX-99.i-Opinion of Morgan, Lewis & Bockius, LLP.

EX-99.j-Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP.

EX-99.m(1)l-Amended and Restated Shareholder Services Plan Exhibit A dated March 1, 2017.

EX-99.m(2)m-Amended and Restated Shareholder Services Agreement Exhibit A dated March 1, 2017.

EX-99.m(3)f-Amended and Restated Distribution and Shareholder Services Plan Exhibit A dated March 1, 2017.

EX-99.n(1)w- Amended and Restated Rule 18f(3) Schedule A dated March 1, 2017.

EX-99.q- Powers of Attorney dated November 17, 2016 for Chester N. Watson, Paul A. Brooke, Peter L. Faber and Harris H. Rusitzky and dated January 10, 2017 for Stephen B. Ashley.

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